      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 26, 1999

                           PRELIMINARY PROXY MATERIALS

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             UNITED AUTO GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------
      5)  Total Fee Paid:

      ------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------
      3) Filing Party:

      ------------------------------------------------------------------------
      4) Date Filed:

      ------------------------------------------------------------------------

                           PRELIMINARY PROXY MATERIALS

                               [UNITED AUTO LOGO]

                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152

                                                                          , 1999

Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of stockholders (the "Meeting") of United Auto Group, Inc. (the "Company"), which will be held
on         ,         , 1999 at the Ballroom of the Regency Hotel, 540 Park
Avenue, New York, New York, commencing at 10:00 a.m., local time.

         On May 3, 1999, I was elected Chairman and Chief Executive Officer of the Company. On the same day, two companies affiliated with Penske Capital Partners, L.L.C. ("Penske Capital"), of which I am a managing member, invested approximately $33.5 million in the Company and, if approved by the stockholders at the Meeting, these companies will invest approximately $49.5 million more. I believe that these investments will strengthen the Company and enhance its vehicle sales and service capabilities. I am excited about the challenge of operating the Company. I look forward to the prospect of working with the Company, its customers and its employees, as well as with the many original equipment manufacturers with which the Company is affiliated. While there is no assurance that our plans for the Company will be successfully implemented, or if successfully implemented that they will achieve our goals, I feel that the organizational and management talents and industry expertise of Penske Capital and its affiliates that I will be able to draw on should provide great benefits to the Company as we go forward.

         The next major step in achieving our goals is the vote at the Meeting to approve certain proposals relating to the second stage of Penske Capital's investment in the Company. At this very important meeting, you will be asked to vote on three proposals:

         1. Director Election Proposal: To elect to the Board of Directors of the Company (the "Board") the following:

            a. One Class I director to serve until the 2000 annual meeting, to fill a vacancy created by an expansion of the number of Board members,

            b. One Class II director to serve until the 2001 annual meeting, to fill a vacancy created by an expansion of the number of Board members, and

            c. Three Class III directors to serve until the 2002 annual meeting, to fill three vacancies created by the expiration at the Meeting of the term of the present Class III directors.

         2. Investment Proposal: To approve the issuance and sale of shares of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, each par value $0.0001 per share (the "Series A Preferred Stock" and the "Series B Preferred Stock") and warrants (the "Warrants") to purchase shares of the Company's Voting Common Stock and Non-Voting Common Stock, each par value $0.0001 per share (the "Common

            Stock" and the "Non-Voting Common Stock"), in connection with the investment of approximately $49.5 million in the Company (the "Second Investment") by two entities formed and controlled by Penske Capital, International Motor Cars Group I, L.L.C. ("IMCG-I") and International Motor Cars Group II, L.L.C. ("IMCG-II" and, together with IMCG-I, the "Purchasers"), and to adopt the Securities Purchase Agreement, dated April 12, 1999 (the "Purchase Agreement"), under which, among other things, the Second Investment is being made. A copy of the Purchase Agreement is included as Exhibit A to the Proxy Statement accompanying this letter. Approval of the Second Investment and adoption of the Purchase Agreement will be deemed to constitute approval of the transactions contemplated by the Purchase Agreement (the "Transactions").

         3. Amendment Proposal: To approve an amendment to the Company's certificate of incorporation to, among other things, authorize additional shares of Non-Voting Common Stock in order to facilitate the Second Investment. A copy of the form of Certificate of Amendment to the Company's Certificate of Incorporation is included as Exhibit B to the Proxy Statement accompanying this letter.

         The Second Investment is part of the Transactions, which will be consummated in two stages. The first stage was consummated on May 3, 1999 (the "Initial Closing Date"). At the closing of the initial stage of the Transactions (the "Initial Closing"):

         o IMCG-I purchased 2,906.743 shares of the Company's Series A Preferred Stock for $26,160,687.92.

         o IMCG-II purchased 821.1266 shares of Series A Preferred Stock for $7,390,139.41 (the purchase of shares of Series A Preferred Stock by IMCG-I and IMCG-II on the Initial Closing Date is referred to as the "Initial Investment" and, is referred to together with the Second Investment as, the "Investment").

         o AIF II, L.P., Aeneas Venture Corporation, Trace International Holdings, Inc., the Purchasers and the Company entered into a Stockholders Agreement, a copy of which is included as Exhibit D to the Proxy Statement accompanying this letter. See "Transaction Proposals--The Agreements--Stockholders Agreement."

         o Jules B. Kroll and Robert H. Nelson, both Class II Directors, resigned from the Board (Richard Sinkfield, also a Class II Director, resigned on April 30,1999); Michael R. Eisenson and John
            J. Hannan (who at the time were both Class III Directors) were appointed to fill two of the Class II director vacancies (serving until the 2001 annual meeting); and myself, James A. Hislop and Richard J. Peters were appointed as Class III Directors (serving until the Meeting) to fill vacancies on the Board.

         o The Company entered into a Registration Rights Agreement with the Purchasers relating to the shares of Common Stock into which the Series A Preferred Stock and Non-Voting Common Stock are convertible and the Warrants to acquire Common Stock are exercisable (as described below).

         o Under the terms of the Non-Competition and Standstill Agreement between the Company and Marshall S. Cogan, Mr. Cogan resigned as Chairman and Chief Executive Officer of the Company.

         o  I was elected Chairman and Chief Executive Officer of the Company.

         Consummation of the Second Investment is subject to approval at the Meeting by the holders of the Series A Preferred Stock and the Common Stock, of the Director Election Proposal, the Investment Proposal, the Amendment Proposal, the receipt or waiver of specified third party consents and certain other customary closing conditions. See "Transaction Proposals--The Agreements--The Purchase Agreement--Conditions to the Second Investment." In the event the second closing of the Transactions, including the Second Investment (the "Second Closing"), does not occur, the Purchasers have the right to require the Company to repurchase the shares of Series A Preferred Stock held by them at a price equal to the liquidation preference thereof, plus accrued and unpaid dividends, plus, in the case of Series A Preferred Stock issued as pay-in-kind dividends, an amount equal to the valuation discount used when such shares were issued (the "Second Closing Put Price"). In the event that the Purchasers do not exercise such right to require repurchase, the Company will have the right to repurchase such shares of Series A Preferred Stock (but not Common Stock, in the event that the Purchasers choose to exercise their conversion rights) at the Second Closing Put Price. See "Transaction Proposals--The Agreements--The Purchase Agreement--Survival and Certain Remedies." There can be no assurance that the Company will have adequate funds to make such repurchase or that such repurchase will not constitute a default under the Company's existing contractual relationships. See "Transaction Proposals--Special Factors Relating to the Transaction Proposals."

         Following approval by the stockholders at the Meeting, the number of members constituting the Board shall be increased from seven to nine, with the Class I and II Directors elected to fill the vacancies on the Board created by such increase. On the date of the Second Closing (the "Second Closing Date"), the Purchasers will make the Second Investment as follows: (i) IMCG-I will purchase 3,565.04096 shares of Series A Preferred Stock and Warrants to purchase 3,898,665 shares of Common Stock for $38,557,152.74 and (ii) IMCG-II will purchase 610.214 shares of Series A Preferred Stock, 396.876 shares of Series B Convertible Preferred Stock, and Warrants to purchase 1,101,335 shares of the Company's Non-Voting Common Stock for an aggregate price of $10,892,019.93.

         See the section of the Proxy Statement accompanying this letter captioned "Transaction Proposals" for a description of the Transactions.

         Your Board has unanimously determined that the terms of the Purchase Agreement, the Investment and the Transactions are fair to, and in the best interests of, the Company, has approved and adopted the Purchase Agreement and the agreements contemplated thereby and has approved the Investment and the Transactions. In arriving at its decision, the Board gave careful consideration to a number of factors described in the Proxy Statement accompanying this letter, including the opinion of J.P. Morgan Securities Inc. ("J.P. Morgan"), financial advisor to the Company, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view. A copy of the written opinion of J.P. Morgan is included as Exhibit C to the Proxy Statement accompanying this letter and should be read in its entirety. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE DIRECTOR ELECTION PROPOSAL, THE INVESTMENT PROPOSAL AND THE AMENDMENT PROPOSAL. In considering the recommendations of the Board with respect to these proposals, stockholders should be aware that certain officers and directors (and nominees) of the Company have certain interests that may be in addition to, or different from, the interests of the stockholders in general. See the section of the Proxy Statement accompanying this letter captioned "Transaction Proposals--Special Considerations Relating to the Transaction Proposals--Interests of Certain Persons in the Transactions."

         Only holders of Series A Preferred Stock and Common Stock of record at
the close of business on          , 1999 are entitled to notice of, and to vote
at, the Meeting or any adjournments or postponements thereof.

         You are urged to read the accompanying Proxy Statement, which provides you with a description of the terms of the Transactions, including the Investment, the Purchase Agreement and certain other related agreements. It is important that your shares be represented at the Meeting, regardless of the number you hold. Therefore, please fill in, sign, date and return your proxy card as soon as possible, whether or not you plan to attend the Meeting. This will not prevent you from subsequently voting your shares in person if you choose to attend the Meeting. All shares will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted "FOR" approval of the Director Election Proposal, the Investment Proposal and the Amendment Proposal.

                                              Sincerely,

                                              Roger S. Penske
                                              Chief Executive Officer and
                                              Chairman of the Board

                               [UNITED AUTO LOGO]

                                  ------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                           , 1999

                                  ------------


         The Annual Meeting of Stockholders (the "Meeting") of United Auto
Group, Inc., a Delaware corporation (the "Company"), will be held on           ,
            , 1999 at the Ballroom of the Regency Hotel, 540 Park Avenue, New York, New York, commencing at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters, which are described more fully in the Proxy Statement accompanying this Notice:

         1. Director Election Proposal: To elect to the Board of Directors of the Company (the "Board") the following:

            a. Eustace W. Mita to serve as a Class I director until the 2000 annual meeting, to fill a vacancy created by an expansion of the number of Board members,

            b. Donald J. Hofmann to serve as a Class II director until the 2001 annual meeting, to fill a vacancy created by an expansion of the number of Board members, and

            c. Roger S. Penske, James A. Hislop and Richard J. Peters to serve as Class III directors until the 2002 annual meeting, to fill three vacancies created by the expiration at the Meeting of the term of the present Class III directors.

         2. Investment Proposal: To approve the issuance and sale of shares of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, each par value $0.0001 per share (the "Series A Preferred Stock" and the "Series B Preferred Stock"), and warrants (the "Warrants") to purchase shares of the Company's voting Common Stock and non-voting Common Stock, each par value $0.0001 per share (the "Common Stock" and the "Non-Voting Common Stock") in connection with the investment of approximately $49.5 million in the Company (the "Second Investment") by two entities formed and controlled by Penske Capital Partners, L.L.C., International Motor Cars Group I, L.L.C. and International Motor Cars Group II, L.L.C. (together, the "Purchasers"), and to adopt the Securities Purchase Agreement, dated April 12, 1999, under which, among other things, the Second Investment is being made. Approval of the Second Investment and adoption of the Securities Purchase Agreement will be deemed to constitute approval of the transactions contemplated by the Securities Purchase Agreement.

         3. Amendment Proposal: To approve the amendment to the Company's Third Restated Certificate of Incorporation to (a) increase the number of authorized shares of Non-Voting Common Stock from 1,125,000 to 7,125,000, (b) provide the holders of Non-Voting Common Stock with the right to vote as a separate class in respect of certain extraordinary corporate events and (c) provide holders of Non-Voting Common Stock the right to convert their shares into Common Stock if such a holder reasonably believes that such converted shares will be transferred within 15 days pursuant to any of the following transactions: (i) any public offering or public sale of the Company's securities (including a public offering registered under the Securities Act of 1933, as amended, or pursuant to Rule 144 thereunder), (ii) any sale of the Company's securities to a person or group resulting in such person or group possessing, in the aggregate, ordinary voting power sufficient to elect a majority of the members of the Board (provided that such sale has been approved by the Board or a committee thereof), (iii) any sale of the Company's securities to a person or group if, after such sale, such person or group would not, in the aggregate, own, control or have the right to acquire more than 2% of any class of the Company's outstanding voting securities and (iv) any merger or similar transaction involving the Company, resulting in a person or group possessing, in the aggregate, ordinary voting power sufficient to elect a majority of the surviving corporation's board of directors (provided that such transaction has been approved by the Board or a committee thereof);

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Holders of record of the Series A Preferred Stock and the Common Stock
at the close of business on       , 1999 (the "Record Date") are entitled to
vote at the Meeting and any adjournment thereof. A list of holders of the Common Stock and Series A Preferred Stock as of the Record Date will be available for
inspection during business hours from                through            , 1999
at 375 Park Avenue, 11th Floor, New York, New York 10152, and will also be available for inspection at the Meeting.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF PROXY CARDS WILL ENSURE A QUORUM. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY, AND VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE MEETING.


                                               By Order of the Board,

                                               TAMBRA S. KING
                                               SECRETARY

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 26, 1999

                           PRELIMINARY PROXY MATERIALS

                               [UNITED AUTO LOGO]

                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON         , 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of United Auto Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of
Stockholders of the Company (the "Meeting") to be held on                 ,
               , 1999 at the Ballroom of the Regency Hotel, 540 Park Avenue,
New York, New York, commencing at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

         On May 3, 1999, Roger S. Penske was elected Chairman and Chief Executive Officer of the Company, and James A. Hislop and Richard J. Peters were elected as directors of the Company. On that date, as more fully described below, two companies affiliated with Penske Capital Partners, L.L.C. ("Penske Capital") invested approximately $33.5 million in the Company and, if approved by the stockholders at the Meeting, these companies will invest an additional approximately $49.5 million in the second stage of the contemplated transactions.

         At this very important meeting, you will be asked to vote on three proposals:

         1. Director Election Proposal: To elect to the Board the following:

            a. Eustace W. Mita to serve as a Class I director until the 2000 annual meeting, to fill a vacancy created by an expansion of the number of Board members,

            b. Donald J. Hofmann to serve as a Class II director until the 2001 annual meeting, to fill a vacancy created by an expansion of the number of Board members, and

            c. Roger S. Penske, James A. Hislop and Richard J. Peters to serve as Class III directors until the 2002 annual meeting, to fill three vacancies created by the expiration at the Meeting of the term of the present Class III directors.

         2. Investment Proposal: To approve the issuance and sale of 4,175.25496 shares of the Company's Series A Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), and
            396.876 shares of the Company's Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock" and, together with the

              THE DATE OF THIS PROXY STATEMENT IS        , 1999

            Series A Preferred Stock, the "Preferred Stock"), a warrant (the "Common Stock Warrant") to purchase 3,898,665 shares of the Company's voting Common Stock, par value $0.0001 per share (the "Common Stock") and a warrant (the "Non-Voting Common Stock Warrant" and, together with the Common Stock Warrant, the "Warrants") to purchase 1,101,335 shares of the Company's non-voting Common Stock, par value $0.0001 per share (the "Non-Voting Common Stock"), in connection with the investment of approximately $49.5 million in the Company (the "Second Investment") by two entities formed and controlled by Penske Capital, International Motor Cars Group I, L.L.C.("IMCG-I") and International Motor Cars Group II, L.L.C. ("IMCG-II" and, together with IMCG-I, the "Purchasers"), and to adopt the Securities Purchase Agreement, dated April 12, 1999 (the "Purchase Agreement"), under which, among other things, the Second Investment is being made. Approval of the Second Investment and adoption of the Purchase Agreement will be deemed to constitute approval of the transactions contemplated by the Purchase Agreement (the "Transactions"). Upon conversion in full of the Preferred Stock (assuming payment in full of all in-kind dividends) and exercise in full of the Warrants, the Purchasers will own approximately 39.7% of the Common Stock and Non-Voting Common Stock.

         3. Amendment Proposal: To approve the amendment (the "Certificate of Amendment") to the Company's Third Restated Certificate of Incorporation (the "Certificate of Incorporation") to, among other things, (a) increase the number of authorized shares of Non-Voting Common Stock from 1,125,000 to 7,125,000, (b) provide the holders of Non-Voting Common Stock with the right to vote as a separate class in respect of certain extraordinary corporate events and (c) provide holders of Non-Voting Common Stock the right to convert their shares into Common Stock if such a holder reasonably believes that such converted shares will be transferred within 15 days of any of the following transactions: (i) any public offering or public sale of the Company's securities (including a public offering registered under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to Rule 144 thereunder), (ii) any sale of the Company's securities to a person or group resulting in such person or group possessing, in the aggregate, ordinary voting power sufficient to elect a majority of the members of the Board (provided that such sale has been approved by the Board or a committee thereof), (iii) any sale of the Company's securities to a person or group if, after such sale, such person or group would not, in the aggregate, own, control or have the right to acquire more than 2% of any class of the Company's outstanding voting securities and (iv) any merger or similar transaction involving the Company resulting in a person or group possessing, in the aggregate, ordinary voting power sufficient to elect a majority of the surviving corporation's directors (provided that such sale has been approved by the Board or a committee thereof).

         The Second Investment is part of the Transactions, which will be consummated in two stages. The first stage was consummated on May 3, 1999 (the "Initial Closing Date"). On the date (the "Second Closing Date") of the closing of the second stage of the Transactions (the "Second Closing"), the Company anticipates that the Second Investment and certain related transactions will be consummated concurrently. See "Summary--Terms of the Transactions."

         Your Board has unanimously determined that the terms of the Investment are fair to, and in the best interests of, the Company and has approved and adopted the Purchase Agreement and the other contracts, agreements, schedules, certificates and other documents delivered pursuant thereto or in connection therewith (the "Transaction Documents"), and has approved the Investment and the Transactions. In arriving at its decision, the Board gave careful consideration to a number of factors described in this Proxy Statement, including the opinion of J.P. Morgan Securities Inc. ("J.P. Morgan"), financial advisor to the

Company, that, as of the date of such opinion and based upon and subject to certain matters stated therein, the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view. A copy of the written opinion of J.P. Morgan is included as Exhibit C to this Proxy Statement and should be read in its entirety. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE DIRECTOR ELECTION PROPOSAL, THE INVESTMENT PROPOSAL AND THE AMENDMENT PROPOSAL (COLLECTIVELY, THE "TRANSACTION PROPOSALS"). In considering the recommendations of the Board with respect to the Transaction Proposals, stockholders should be aware that certain officers and directors (and nominees) of the Company have certain interests that may be in addition to, or different from, the interests of the stockholders in general. See "Transaction Proposals--Special Considerations Relating to the Transaction Proposals--Interests of Certain Persons in the Transactions."

         Under the General Corporation Law of the State of Delaware (the "DGCL") and the Company's Amended and Restated Bylaws (the "Bylaws"), the Director Election Proposal must be approved by the affirmative vote of a plurality of the votes present, either in person or by proxy, at the Meeting and entitled to vote. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), the Investment Proposal must be approved by the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting and entitled to vote (and the total number of votes cast on the Investment Proposal must represent more than 50% of those entitled to be voted). Under the DGCL, the Amendment Proposal must be approved by the affirmative vote of a majority of the outstanding votes. Accordingly, abstentions have the same effect as votes "against" a proposal, whereas "broker non-votes" with respect to the Investment Proposal and the Amendment Proposal have no effect on the outcome of such votes.

         The Board has fixed the close of business on                  , 1999
as the record date (the "Record Date") for the determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 21,289,619 shares of Common Stock and 3,727.8696 shares of Series A Preferred Stock. The holders of Series A Preferred Stock are entitled to 1,000 votes for each share held on the Record Date and holders of Common Stock are entitled to one vote for each share held on the Record Date.

         Stockholders are urged to read and consider carefully the information contained in this Proxy Statement.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Meeting may request reasonable assistance or accommodation from the Company by contacting United Auto Group, Inc., Investor Relations, 375 Park Avenue, New York, New York 10152, (212) 230-0400. To provide the Company sufficient time to arrange for reasonable assistance, please submit all requests
by              , 1999.

                           --------------------------

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD ACCOMPANYING THIS PROXY STATEMENT.

                           --------------------------

         NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES THEREBY AND, IF GIVEN OR

MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                           --------------------------

         This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the accompanying proxy card are first being mailed to stockholders on or about July 15, 1999.

                                TABLE OF CONTENTS


                                                                                                               Page

Proxy Statement Summary...................................................................................      1
      The Meeting.........................................................................................      1
      Transaction Proposals...............................................................................      2
      Terms of the Transactions...........................................................................      3
      Selected Financial Information......................................................................      5
      Pro Forma Financial Information.....................................................................      6
Transaction Proposals.....................................................................................      9
      Background of the Transactions......................................................................      9
      Purpose of the Transactions.........................................................................     10
      Recommendation of the Board.........................................................................     12
      Opinion of the Financial Advisor....................................................................     14
      Special Considerations Relating to the Transaction Proposals........................................     17
      The Agreements......................................................................................     22
      Description of the Series A Preferred Stock, the Series B Preferred Stock and the Warrants..........     40
      Proposal 1.  Director Election Proposal.............................................................     48
      Proposal 2.  Investment Proposal....................................................................     51
      Proposal 3.  Amendment Proposal.....................................................................     52
The Meeting...............................................................................................     52
      Matters to be Considered at the Meeting.............................................................     52
      Record Date and Voting..............................................................................     53
      Vote Required; Revocability of Proxies..............................................................     54
      Appraisal Rights....................................................................................     54
      Solicitation of Proxies.............................................................................     55
The Board of Directors and its Committees.................................................................     55
      Committees of the Board.............................................................................     55
      Compensation of Directors...........................................................................     56
      Compensation Committee Interlocks and Insider Participations........................................     56
Executive Officers........................................................................................     56
Report of Compensation Committee and the Stock Option Committee on Executive Compensation.................     58
Certain Relationships and Related Transactions............................................................     60
Security Ownership........................................................................................     62



Share Investment Performance..............................................................................     64
Independent Accountants...................................................................................     64
Filings under Section 16(a) of the Securities Exchange Act of 1934........................................     65
Stockholder Nominations and Proposals for 2000............................................................     65
Other Business............................................................................................     65
Available Information.....................................................................................     66
Information Incorporated by Reference.....................................................................     66
Forward Looking Statements................................................................................     67


EXHIBIT A         -        PURCHASE AGREEMENT
EXHIBIT B         -        FORM OF CERTIFICATE OF AMENDMENT
EXHIBIT C         -        FAIRNESS OPINION OF J.P. MORGAN SECURITIES INC.
EXHIBIT D         -        STOCKHOLDERS AGREEMENT
EXHIBIT E         -        SERIES B CERTIFICATE
EXHIBIT F         -        FORM OF COMMON STOCK WARRANT
EXHIBIT G         -        FORM OF NON-VOTING COMMON STOCK WARRANT

                             PROXY STATEMENT SUMMARY

         The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be a complete description of the matters covered in this Proxy Statement and is qualified in its entirety by reference to the more detailed information contained in or incorporated by reference in this Proxy Statement or in the documents attached as Exhibits hereto. Capitalized terms used but not defined in this Summary shall have the meanings given to them elsewhere in this Proxy Statement. Stockholders are urged to read this Proxy Statement and the Exhibits hereto in their entirety.

THE MEETING

         Time, Date and Place. The Meeting will be held on        , 1999, at the
Ballroom of the Regency Hotel, 540 Park Avenue, New York, New York, commencing at 10:00 a.m., local time.

         Purpose. At the Meeting, stockholders will be asked to approve the Transaction Proposals, as more fully described in this Proxy Statement. See "Transaction Proposals."

         Voting Required and Record Date. The Director Election Proposal must be approved by the affirmative vote of a plurality of the votes present, either in person or by proxy, at the Meeting and entitled to vote. The Investment Proposal must be approved by the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting and entitled to vote (and the total number of votes cast on the Investment Proposal must represent more than 50% of those entitled to be voted). The Amendment Proposal must be approved by the affirmative vote of a majority of the outstanding votes. The Board has fixed the
close of business on                      , 1999 as the Record Date for the
determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 3,727.8696 shares of Series A Preferred Stock and 21,289,619 shares of Common Stock, excluding treasury shares. The holders of Series A Preferred Stock are entitled to 1,000 votes for each share held on the Record Date and holders of Common Stock are entitled to one vote for each share held on the Record Date. See "The Meeting--Votes Required."

         The presence, in person or by proxy, of shares of Preferred Stock and Common Stock with a majority of the outstanding votes entitled to be voted at the Meeting is necessary to constitute a quorum for the transaction of business. Abstentions (including broker non-votes) will be included in the calculation of the number of votes represented at the Meeting for purposes of determining whether a quorum has been achieved.

         Committed Votes. Pursuant to the terms of the Purchase Agreement, the Purchasers are obligated to use their best efforts to take all action necessary, proper or advisable to consummate the Transactions and, accordingly, have advised the Company that they intend to vote the Series A Preferred Stock held by them in favor of the Transaction Proposals. In addition, pursuant to the Stockholders Agreement and separate Stockholder Voting Agreements, each of Trace International Holdings, Inc. ("Trace"), AIF II, L.P. ("AIF") and Aeneas Venture Corporation ("Aeneas" and, collectively with Trace and AIF, the "Significant Stockholders") has agreed to vote the Common Stock held by it, subject to certain limitations, in favor of the Transaction Proposals. See "Transaction Proposals--The Agreements." As a result 12,431,291 (or approximately 49.7%) of the total outstanding votes are committed to vote in favor of the Transaction Proposals at the Meeting.

         Revocation of Proxies. A Stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to Tambra S. King, Corporate Secretary, United Auto Group, Inc., 375 Park Avenue, New York, NY 10152, a written notice of revocation prior to the Meeting, (ii) delivering prior to the Meeting a duly executed proxy bearing a later date or (iii) attending the Meeting and voting in person. The presence of a stockholder at the Meeting will not in and of itself automatically revoke such stockholder's proxy. If no instructions are indicated on a properly executed proxy, such proxy will be voted "FOR" approval and adoption of the Transaction Proposals.

TRANSACTION PROPOSALS

         Background of the Transactions. For a description of the events leading to the approval and adoption by the Board of the Purchase Agreement, the Investment and the Transactions, see "Transaction Proposals--Background of the Transactions" and "--Recommendation of the Board."

         Purpose of the Transactions. The Company's purpose in engaging in the Transactions is: (i) to obtain the equity capital provided by the Investment and
(ii) to secure the services of Roger S. Penske as Chairman and Chief Executive Officer of the Company. See "Transaction Proposals--Purpose of the Transactions."

         Parties to the Investment:

         o The Company. The Company is a leading acquirer, consolidator and operator of franchised automobile and light truck dealerships and related businesses. The Company is the second largest publicly-traded retailer of new motor vehicles in the United States. At the end of 1998, the Company operated dealership franchises located in Arizona, Arkansas, California, Connecticut, Florida, Georgia, Illinois, Indiana, Louisiana, Nevada, New Jersey, New York, North Carolina, South Carolina, Tennessee, Texas and Puerto Rico. As an integral part of its dealership operations, the Company also sells used vehicles. All of the Company's franchised dealerships include integrated service and parts operations, which are an important source of recurring revenues. In addition, the Company's dealerships market a complete line of aftermarket automotive products and services through wholly owned subsidiaries.

         o Roger S. Penske and Penske Capital. Roger S. Penske controls approximately 57% of Penske Corporation, a closely-held, diversified transportation services company, the operations of which include Detroit Diesel Corporation, Penske Truck Leasing Co., L.P., Diesel Technology Company, Penske Automotive Group, Inc., Penske Auto Centers, Inc., Penske Motorsports, Inc. and Penske Capital. The Penske group of businesses has annual revenues exceeding $6 billion and employs more than 28,000 people worldwide. Penske Capital was formed in 1997 to make investments in the transportation and transportation services industries. Mr. Penske and his organization have extensive experience in the retail automotive industry. See "Transaction Proposals -- Purposes of Transactions."

         Recommendation of the Board. On April 9, 1999, by unanimous vote, the Board, based in part on the oral opinion of J.P. Morgan: (i) determined that the Purchase Agreement, the Investment and the Transactions are fair to, and in the best interests of, the Company, (ii) approved and adopted the Purchase Agreement and the Transaction Documents and (iii) resolved to recommend that the stockholders vote in favor of the Purchase Agreement, the Investment and the Transactions. Accordingly, the Board recommends a vote FOR approval and adoption of the Transaction Proposals.

         Opinion of the Financial Advisor. On April 9, 1999, J.P. Morgan delivered its oral opinion, which it confirmed in writing on April 12, 1999, that as of the date of each such opinion the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view. The full text of the written opinion of J.P. Morgan, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Exhibit C and is incorporated herein by reference. Stockholders are urged to, and should, read such opinion in its entirety. See "Transaction Proposals--Opinion of the Financial Advisor."

         Interests of Certain Persons in the Transactions. In considering the recommendation of the Board with respect to the Transaction Proposals, stockholders should be aware that certain officers and directors (and nominees) of the Company have certain interests that present actual or potential conflicts of interest in connection with the Transactions or that may be in addition to, or different from, the interests of stockholders in general. For a more detailed discussion of such interests, see "Transaction Proposals--Special Considerations Relating to the Transaction Proposals--Interests of Certain Persons in the Transactions." The Board was aware of potential or actual conflicts of interest and considered them along with other matters described under "Transaction Proposals--Recommendation of the Board."

TERMS OF THE TRANSACTIONS

         The Initial Closing. The Initial Closing occurred on May 3, 1999, the Initial Closing Date. At the Initial Closing:

         o IMCG-I purchased 2,906.743 shares of Series A Preferred Stock for $26,160,687.92.

         o IMCG-II purchased 821.1266 shares of Series A Preferred Stock for $7,390,139.41 (the purchase of the Series A Preferred Stock by IMCG-I and IMCG-II on the Initial Closing Date is referred to as the "Initial Investment" and is referred to together with the Second Investment as the "Investment").

         o The Significant Stockholders, the Purchasers, and the Company entered into the Stockholders Agreement. See "Transaction Proposals--The Agreements--Stockholders Agreement."

         o Jules B. Kroll and Robert H. Nelson, both Class II Directors, resigned from the Board of Directors (Richard Sinkfield, also a Class II Director, resigned on April 30,1999); Michael R. Eisenson and John J. Hannan (who at the time were both Class III Directors) were appointed to fill two of the Class II director vacancies (serving until the 2001 annual meeting); and Roger S. Penske, James
            A. Hislop and Richard J. Peters were appointed as Class III Directors (serving until the Meeting) to fill the vacancies on the Board created by such resignations.

         o The Company entered into a Registration Rights Agreement with the Purchasers relating to the shares of Common Stock into which the Series A Preferred Stock and Non-Voting Common Stock is convertible and the Common Stock Warrant is exercisable.

         o Under the terms of the Non-Competition and Standstill Agreement entered into on April 12, 1999 between the Company and Marshall S. Cogan (the "Cogan

            Agreement"), Mr. Cogan resigned as Chairman and Chief Executive Officer of the Company.

         o Roger S. Penske was elected Chairman and Chief Executive Officer of the Company.

         The Second Closing. Consummation of the Second Investment is subject to the approval by the holders of the Series A Preferred Stock and the Common Stock at the Meeting of the Transaction Proposals, the receipt or waiver of specified third party consents and certain other customary closing conditions. See "Transaction Proposals--The Agreements--The Purchase Agreement--Conditions to the Second Investment." In the event that the Second Closing does not occur, the Purchasers have the right to require the Company to repurchase the shares of Series A Preferred Stock held by them at a price equal to the approximately $33.5 million purchase price paid for such shares on the Initial Closing Date, plus accrued and unpaid dividends, plus, in the case of Series A Preferred Stock issued as in-kind dividends, an amount equal to 111% of the liquidation preference thereof (the "Second Closing Put Price"). In the event that the Purchasers do not exercise such right to require repurchase, the Company will have the right to repurchase such shares of Series A Preferred Stock (but not Common Stock, in the event that the Purchasers choose to exercise their conversion rights) at the Second Closing Put Price. See "Transaction Proposals--The Agreements--The Purchase Agreement--Survival and Certain Remedies." There can be no assurance that the Company will have adequate funds to make such repurchase, or that such repurchase will not constitute a default under the Company's existing contractual relationships. See "Transaction Proposals--Special Factors Relating to the Transaction Proposals."

         Following approval by the stockholders at the Meeting, the number of members constituting the Board shall be increased from seven to nine, with the Class I and II Directors elected to fill the vacancies on the Board created by such increase.

         On the date of the Second Closing (the "Second Closing Date"), the Purchasers will make the Second Investment as follows: (i) IMCG-I will purchase 3,565.04096 shares of Series A Preferred Stock and the Common Stock Warrant for an aggregate price of $38,557,152.74 and (ii) IMCG-II will purchase 610.214 shares of Series A Preferred Stock, 396.876 shares of Series B Preferred Stock and the Non-Voting Common Stock Warrant for an aggregate price of $10,892,019.93.

         No Solicitation. The Company has agreed that, other than in connection with the Transactions and subject to the exercise by the Board of its fiduciary duties, it shall not enter into negotiations or any agreement regarding the purchase of its business, assets or capital stock. See "Transaction Proposals--The Agreements--The Purchase Agreement--No Solicitation."

         Termination. The Purchase Agreement may be terminated at any time prior to the Second Closing, notwithstanding approval of the Stockholders at the Meeting, in the event of any of the circumstances set forth in "Transaction Proposals--The Agreements--The Purchase Agreement--Termination " occurs. If the Purchase Agreement is terminated under certain circumstances, the Company may be required to pay a fee of $4 million to the Purchasers.

         Use of Funds. It is currently expected that the net proceeds from the Investment of approximately $76.9 million will be used to repay indebtedness, for working capital purposes to pursue strategic acquisitions and for other general corporate purposes.

         Appraisal Rights. Stockholders will not have appraisal or similar rights in connection with the Transactions.

SELECTED FINANCIAL INFORMATION

         The following table sets forth selected historical consolidated financial and other data of the Company as of the dates and for the periods indicated. The balance sheet data as of, and the statement of operations data for, each of the years in the five year period ended December 31, 1998 have been derived from the financial statements of the Company which have been audited by PricewaterhouseCoopers LLP, the Company's independent accountants during that period. The selected consolidated financial data set forth below for the Company as of March 31, 1999 and for the three month periods ended March 31, 1999 and 1998 are unaudited but have been prepared on the same basis as the audited consolidated financial statements and contain all adjustments, consisting of only normal recurring accruals, that the Company considers necessary for a fair presentation of the financial position and results of operations for the periods presented. Operating results for the three months ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. During the periods covered by the selected consolidated financial data, the Company made a number of acquisitions, each of which has been accounted for using the purchase method. Accordingly, the Company's financial statements include the results of operations of the acquired dealerships only from the date of acquisition. As a result, the Company's period to period results of operations vary depending on the dates of such acquisitions. The selected consolidated financial data should be read in conjunction with the Company's consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K, which is incorporated herein by reference.

                  SELECTED CONSOLIDATED FINANCIAL DATA (1) (2)


                                                                                                                   THREE MONTHS
                                                            YEARS ENDED DECEMBER 31,                           ENDED MARCH 31,
                               --------------------------------------------------------------------    ----------------------------
                                     1994       1995(3)       1996(4)     1997(5)(6)     1998(7)(8)          1998           1999
                               -----------    ----------   ------------ ------------   ------------    -----------    -------------
                                                              (Dollars in Thousands)

STATEMENT OF OPERATIONS DATA:
Total revenues                    $731,629      $805,621    $1,302,031   $2,092,593     $3,343,147        $711,709       $904,732
Gross profit                        85,432        84,987       145,572      257,062        426,899          89,224        118,255
Income (loss) from continuing          125        (2,825)        8,928       (7,936)        13,378           2,291          3,698
 operations
Net income (loss)                     (245)       (3,654)        3,047      (10,140)          (797)          1,064          3,698
Income (loss) from continuing
 operations per diluted common        0.03         (0.52)         0.82        (0.44)          0.64            0.12           0.16
 share

Net income (loss) per diluted
 common share                        (0.06)        (0.67)         0.28        (0.56)         (0.04)           0.05           0.16

OTHER DATA:
Gross profit margin                   11.7%         10.5%         11.2%        12.3%          12.8%           12.5%          13.1%
New cars sold at retail             22,464        25,138        36,802       50,985         77,403          15,899         20,240
Used cars sold at retail             8,340         8,953        18,344       31,253         46,724          10,427         12,569



                                                                                                      AS OF
                                                          AS OF DECEMBER 31,                          MARCH 31,
                                        -------------------------------------------------------    -------------
                                           1994       1995       1996         1997       1998           1999
                                        ---------  ---------  -----------  ---------  ---------    --------------
                                                          (Dollars in Thousands)
 BALANCE SHEET DATA:
 Intangible assets, net                 $23,018      $48,774     $177,194     $326,774   $482,049    $484,508
 Total assets                           174,922      235,146      525,373      971,064  1,184,194   1,200,232
 Long-term debt, including
  current portion                         8,640       27,242       16,565      248,531    313,021     309,773
 Total stockholders' equity              31,432       51,699      284,501      300,557    341,650     342,470


------------------------------------

(1) In December 1998, the Company decided to discontinue the auto finance business of its wholly owned subsidiary, United Auto Finance, Inc. ("UAF"). As a result, UAF no longer engages in the purchase or sale of automotive loans; however, it continues to service its securitized portfolios in accordance with contractual commitments. Consequently, UAF has been reported as a discontinued operation in the Company's consolidated statements of operations. The Company has restated its prior financial statements to present the results of UAF as a discontinued operation for all periods presented.

(2) During 1997, the Company changed its method of accounting for new vehicle inventory from LIFO to the specific identification method. The effect of the change in accounting for new vehicle inventories was to increase net income and income (loss) from continuing operations by $573 ($0.05 per diluted share) in 1996, decrease net income and income (loss) from continuing operations by $188 ($0.03 per diluted share) in 1995 and increase net income and income (loss) from continuing operations by $1,446 ($0.38 per diluted share) in 1994.

(3)  Includes the results of Landers Auto from its date of acquisition.

(4) Includes the results of Atlanta Toyota, United Nissan (GA), Peachtree Nissan, the Sun Automotive Group, the Evans Group and United Nissan (TN) from their respective dates of acquisition.

(5) Includes a $31,700 pre-tax charge relating to the realignment of certain elements of the Company's business.

(6) Includes the results of Crown Automotive, Hanna Nissan, the Staluppi Automotive Group, the Gene Reed Automotive Group, the Lance Landers dealerships, Stone Mountain Jeep Eagle, Shreveport Dodge, Central Ford, Covington Pike Dodge and the Triangle Group from their respective dates of acquisition.

(7) Includes a $12,550 pre-tax charge for estimated future repair costs under the terms of approximately 51,000 warranty and extended service contracts sold by United Auto Care, Inc. from January 1, 1997 to October 31, 1998.

(8) Includes the results of the Skelton Automotive Group, the Young Automotive Group, the Classic Automotive Group, Graceland Dodge, Pioneer Ford, Kearny Mesa Toyota, Kearny Mesa Lexus, Kearny Mesa Dodge/Mazda and Citrus Dodge from their respective dates of acquisition.

PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated balance sheet sets forth the balance sheet of the Company: (i) as of March 31, 1999, (ii) as adjusted to give effect to the Initial Closing and (iii) as further adjusted to give effect to the Second Closing. The unaudited pro forma consolidated balance sheet as of March 31, 1999 has been prepared to give effect to the Initial Investment and Second Investment as though the Initial Investment and Second Investment occurred as of March 31, 1999. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited consolidated balance sheet is presented for illustrative purposes only, and is not, however, necessarily indicative of the Company's financial condition that might have occurred had such transactions been completed as of the date specified, and does not purport to indicate the Company's financial position for any future date.


                                       PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                  AS OF MARCH 31, 1999
                                        ---------------------------------------------------------------------------
                                                         INITIAL            AS            SECOND       AS FURTHER
                                          ACTUAL         CLOSING         ADJUSTED         CLOSING       ADJUSTED
                                        ----------     ------------   -------------   -------------   -------------
ASSETS                                                      (Dollars in thousands) (Unaudited)
Cash and cash equivalents                  $23,132       $30,950(1)       $23,132         $46,000(2)      $23,132
                                                         (18,600)(3)                     ($46,000)(4)
                                                         (12,350)(4)

Accounts receivable, net                   128,189                        128,189                         128,189
Inventories                                436,520                        436,520                         436,520
Other current assets                        16,805                         16,805                          16,805
                                        ----------     ------------   -------------   -------------   -------------
                                           604,646             0          604,646               0         604,646
Property and equipment, net                 55,127                         55,127                          55,127
Intangible assets, net                     484,508                        484,508                         484,508
Net assets of discontinued operations       22,423                         22,423                          22,423
Other assets                                33,528                         33,528                          33,528
                                        ----------     ------------   -------------   -------------   -------------

TOTAL ASSETS                            $1,200,232            $0       $1,200,232              $0      $1,200,232
                                        ==========     ============   =============   =============   =============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Floor plan notes payable                  $418,418      ($12,350)(4)     $406,068        ($46,000)(4)    $360,068
Accounts payable                            35,937                         35,937                          35,937
Accrued expenses                            41,335          (200)(3)       41,135                          41,135
Current portion of long-term debt           30,569                         30,569                          30,569
                                        ----------     ------------   -------------   -------------   -------------
                                           526,259       (12,550)         513,709         (46,000)        467,709
Long-term debt                             279,204       (18,400)(3)      260,804                         260,804
Other long-term liabilities                 52,299                         52,299                          52,299
                                        ----------     ------------   -------------   -------------   -------------

   TOTAL LIABILITIES                       857,762       (30,950)         826,812         (46,000)        780,812
Redeemable Preferred Stock                       0        30,950(1)        30,950         (30,950)(2)           0
Commitments and contingent
liabilities
STOCKHOLDERS' EQUITY
Preferred Stock                                  0                              0          77,450(2)       76,950
Voting Common Stock                              2                              2                               2
Additional paid-in-capital                 349,713                        349,713                         349,713
Accumulated deficit                         (7,245)                        (7,245)                         (7,245)
                                        ----------     ------------   -------------   -------------   -------------
   Total stockholders' equity              342,470             0          342,470          76,950         419,420
                                        ----------     ------------   -------------   -------------   -------------
TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                               $1,200,232            $0       $1,200,232              $0      $1,200,232
                                        ==========     ============   =============   =============   =============


(1) Represents the proceeds from the issuance of the Series A Preferred Stock in connection with the Initial Closing, net of transaction costs of $2,600. The Series A Preferred Stock issued upon the Initial Closing will be classified outside of "Stockholders' Equity" due to the ability of the Purchasers to compel the Company to repurchase such Series A Preferred Stock in the event the Second Closing is not consummated.

(2) Represents the proceeds from the issuance of the Preferred Stock and the Warrants in connection with the Second Closing, net of estimated transaction costs of approximately $3,500. Upon the consummation of the Second Closing, all of the Preferred Stock will be classified in "Stockholders' Equity."

(3) Represents the repayment of revolving loan commitments and related accrued interest under the credit agreement by and among the Company and the lenders thereto, dated February 27, 1998, as amended (the "Credit Agreement"). As of May 7, 1999, $23,000 was available for borrowing under the Credit Agreement.

(4) Represents the effective repayment of floor plan indebtedness through deposits on account with floor plan lenders.

                              TRANSACTION PROPOSALS

BACKGROUND OF THE TRANSACTIONS

         On February 17, 1999, the Company and Penske Capital entered into a confidentiality agreement pursuant to which each party agreed to keep confidential information disclosed by the other party in connection with a possible transaction involving the parties or their shareholders.

         On March 15, 1999, the Company and J.P. Morgan entered into an engagement letter pursuant to which the Company appointed J.P. Morgan its exclusive agent in connection with a private placement of the Company's equity securities.

         On March 17, 1999, the Company and Penske Capital entered into a letter of intent (the "Letter") pursuant to which the parties commenced negotiations with respect to a transaction involving the sale of $83 million of the Company's convertible preferred stock and warrants to purchase Common Stock. The Letter contemplated that under certain circumstances, Penske Capital would be granted control of a majority of the Board.

         From March 17 through March 31, 1999, preliminary drafts of the Purchase Agreement and certain related agreements were prepared by Fried, Frank, Harris, Shriver & Jacobson, counsel to Penske Capital ("Fried Frank"), and commented upon by Willkie Farr & Gallagher, counsel to the Company ("Willkie Farr"), and by counsel to AIF, Aeneas and Trace. On April 1, 1999, a meeting was held at the offices of Penske Capital to negotiate the terms of such agreements. Representatives of Fried Frank, Penske Capital, J.P. Morgan and Willkie Farr were present at the April 1, 1999 meeting, and developed a list of economic issues to be further discussed by the principals. On April 2, 1999, a subsequent meeting was held to resolve the issues raised at the April 1, 1999 meeting. Roger S. Penske and representatives of Fried Frank, Penske Capital, the Company, J.P. Morgan, and Willkie Farr were present at the April 2, 1999, and such parties resolved substantially all of the outstanding issues identified at the April 1, 1999 meeting.

         From April 3, 1999 through April 8, 1999, the parties negotiated the terms of the Purchase Agreement and the related agreements based on the agreements reached to such date. In addition, during that period, the Company and counsel to Mr. Cogan negotiated the terms of the Cogan Agreement, and the Company, Penske Capital and the Significant Stockholders negotiated the terms of the Stockholders Agreement and the related Stockholder Voting Agreements.

         On April 9, 1999, the Board met to discuss the proposed transaction. The Board reviewed its fiduciary duties, including the possible application of "Revlon" duties under Delaware law. J.P. Morgan then delivered its oral opinion to the Board, which it confirmed on April 12, 1999 in writing, that as of the date of each such opinion the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view. After reviewing and discussing the terms of the proposed transaction and considering alternative proposals that the Company had pursued with other potential investment partners, the Board authorized certain approved officers to enter into the Purchase Agreement and the other agreements in connection with the Transactions. The Board also discussed and approved severance arrangements for certain employees of the Company.

         From April 9 through April 12, 1999, the parties negotiated the remaining terms of the Transactions, including the agreements relating to the Significant Stockholders.

         On April 12, 1999, the Company and the Purchasers entered into the Purchase Agreement and each of the Significant Stockholders and the Purchasers entered into Stockholder Voting Agreements, pursuant to which the Significant Stockholders have agreed to vote the Common Stock held by them, subject to certain limitations, in favor of the Transaction Proposals. In addition, on April 12, 1999, the Significant Stockholders and the Company entered into a consent agreement pursuant to which each Significant Stockholder agreed that it would, on the Initial Closing Date, execute and deliver the Stockholders Agreement. On April 12, 1999, Marshall S. Cogan and the Company entered into the Cogan Agreement. A summary of the terms and conditions of these agreements is set forth in "--The Agreements" below.

         The Initial Closing occurred on May 3, 1999, the Initial Closing Date. At the Initial Closing:

            o IMCG-I purchased 2,906.743 shares of Series A Preferred Stock for $26,160,687.92.

            o IMCG-II purchased 821.1266 shares of Series A Preferred Stock for $7,390,139.41.

            o The Significant Stockholders, the Purchasers and the Company entered into the Stockholders Agreement. See "Transaction Proposals--The Agreements--Stockholders Agreement."

            o Jules B. Kroll and Robert H. Nelson, both Class II Directors, resigned from the Board (Richard Sinkfield, also a Class II Director, resigned on April 30,1999); Michael R. Eisenson and John J. Hannan (who at the time were both Class III Directors) were appointed to fill two of the Class II director vacancies (serving until the 2001 annual meeting); and Roger S. Penske, James A. Hislop and Richard J. Peters were appointed as Class III Directors (serving until the Meeting) to fill vacancies on the Board.

            o The Company entered into a Registration Rights Agreement with the Purchasers relating to the shares of Common Stock into which the Series A Preferred Stock and Non-Voting Common Stock is convertible and the Common Stock Warrant is exercisable.

            o Under the terms of the Cogan Agreement, Mr. Cogan resigned as Chairman and Chief Executive Officer of the Company.

            o Roger S. Penske was elected Chairman and Chief Executive Officer of the Company.

PURPOSE OF THE TRANSACTIONS

         The Company's purpose in engaging in the Transactions at this point in time is to:

         o  Obtain the equity capital provided by the Investment; and

         o Secure the services of Roger S. Penske as Chairman and Chief Executive Officer of the Company.

         Equity Capital. As a result of the Investment, the Company will receive approximately $76.9 million of equity capital net of expenses which are estimated to be approximately $6.1 million. The Company intends to use such capital to repay indebtedness (which in turn is expected to improve the Company's capacity to obtain additional indebtedness in the future), for working capital, to pursue strategic acquisitions and for other general corporate purposes. In addition, if the Warrants are exercised in full during the 30 months following issuance, the Company would receive an additional $62.5 million of equity capital and if the Warrants are exercised in full thereafter, the Company would receive an additional $77.5 million of equity capital.

         Services of Roger S. Penske as Chairman and Chief Executive Officer. Mr. Penske, individually and through Penske Capital and its affiliated companies, including an auto dealership group operation based in the Los Angeles, California area which is not affiliated with the Company, has had extensive experience in the retail automotive industry since 1965. Mr. Penske has informed the Board that he believes that the following combination of benefits that Penske Capital and its affiliated companies bring to the Company is unique in the retail automotive industry:

         o  Credibility and reputation in the dealer community;

         o  A successful track-record with major auto manufacturers;

         o Experience in executing business plans involving multiple dealer locations;

         o Strong relationships with lending institutions and the financial markets;

         o  Warranty and insurance underwriting expertise;

         o  Relationships with tire manufacturers and distributors; and

         o Extensive experience in the manufacturing, retail, distribution, servicing and financing sectors of the transportation industry.

         The Board believes that the Company has demonstrated strong dealership-level performance, which will be complemented with the corporate-level leadership, organizational and management skills of Mr. Penske, individually and through Penske Capital and its affiliated companies (notwithstanding the fact that neither Mr. Penske nor Penske Capital or its affiliated companies are contractually obligated to supply their services to the Company).

         Mr. Penske has informed the Board that he believes that opportunities at the dealership level include:

         o Leverage the leadership and management talent at the dealer group and sales and service center levels;

         o  Continued focus on the growth of the Company's core brands;

         o Increased emphasis on managing customer relationships within the regional dealer clusters to improve same store sales;

         o Optimization of the operating performance of the Company's existing business platforms, including margin enhancement through improvement in product mix, enhancement of distribution channels, volume efficiencies, operating synergies, working capital management and enhanced financing arrangements;

         o  Undertaking strategic acquisitions; and

         o  Rationalization of certain under-performing operations.

RECOMMENDATION OF THE BOARD

         At a meeting duly called and held on April 9, 1999, the Board unanimously determined that the terms of the Investment are fair to, and in the best interests of, the Company and approved and adopted the Purchase Agreement and the Transaction Documents and approved the Investment and the Transactions. At the meeting of the Board held on April 9, 1999, presentations were made by Willkie Farr regarding the fiduciary duties of the directors and the terms of the Purchase Agreement and the other agreements relating to the Transactions. In addition, at the Board meeting, J.P. Morgan rendered its oral opinion to the Board (which it confirmed in writing on April 12, 1999) that as of the date of each such opinion the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view. See "--Opinion of the Financial Advisor."

         In making its determination and in approving the Purchase Agreement, the Investment and the Transactions, the Board considered the following material factors:

         (i) The historical results of operations of the Company for the period from the Company's initial public offering in October 1996 through December 31, 1998. In considering these results, the Board placed particular emphasis on the Company's difficulties in meeting its budgeted financial objectives. The Board concluded that these factors supported a determination in favor of the Purchase Agreement, the Investment and Transactions.

         (ii) The opinion of J.P. Morgan (attached as Exhibit C hereto), to the effect that, as of the date of such opinion, the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view, and certain financial analyses which J.P. Morgan presented to the Board, supported the approval of the Investment, the Purchase Agreement and the Transactions. See "--Opinion of the Financial Advisor" for a detailed description of certain of the analyses performed by J.P. Morgan, as well as a description of the opinion and the terms of J.P. Morgan's engagement. The Board concluded that this factor supported a determination in favor of the Purchase Agreement, the Investment and the Transactions.

         (iii) The Board considered the trading history of the Common Stock since the Company's initial public offering in October 1996, with particular emphasis on (a) the fact that in the course of delivering its opinion, J.P. Morgan determined that the implicit price per share of Common Stock being paid by the Purchasers for the Preferred Stock, based on certain assumptions including an immediate conversion of the Preferred Stock, was $8.73, which represents a premium of 15.5% over $7.56, the closing price of the Common Stock on the New York Stock Exchange ("NYSE") on March 11, 1999 the last trading day prior to the date the parties substantially concluded the negotiation of the price of the Investment, and a 26.7% premium over the average closing price of the Common Stock on NYSE over the thirty trading day period ending on March 11, 1999 and (b) the Common Stock's consistent under-performance relative to the stock market as a whole, as well as to certain indices composed of companies deemed comparable to the Company by J.P. Morgan. The Board concluded that these factors supported the approval of the Purchase Agreement, the Investment and the Transactions.

         (iv) The Board considered the management skill and reputation of Roger S. Penske and his relationship with original equipment manufacturers and other important institutions in the automotive industry. The Board concluded that these factors supported the approval of the Purchase Agreement, the Investment and the Transactions; notwithstanding the fact that neither Mr. Penske nor Penske Capital or its affiliated companies are contractually obligated to supply their services to the Company. See "Transaction Proposals--Purpose of the Transaction" and "--Special Considerations Relating to the Transaction Proposals--Reliance on Penske and Penske Capital."

         (v) The Board considered the terms of the Purchase Agreement (in addition to the price to be paid for the securities to be purchased in the Investment), including the Purchasers' right to require the Company to repurchase their securities as described in this Proxy Statement under "--Special Considerations Relating to the Transaction Proposals--Purchasers' Right to Require Repurchase in the Event the Second Closing Does not Occur" and "--Purchasers' Right to Require Repurchase in the Event of Certain Breaches of Representations and Warranties." The Board also considered the limitations provided in the Purchase Agreement on the Company's ability to solicit or respond to a competing proposal and the prospect of paying the $4 million break-up fee following the termination of the Purchase Agreement under certain circumstances. The Board noted that such limitations were agreed to by the Company as part of a complex negotiation of all of the terms of the Purchase Agreement. The Board determined that the Purchasers' right to require repurchase of their securities, the limitations on soliciting or responding to a competing proposal and the break-up fee were negative factors in supporting the approval of the Purchase Agreement, the Investment and the Transactions; while overall, the terms of the Purchase Agreement were a substantially neutral factor in supporting the approval of the Purchase Agreement, the Investment and the Transactions.

         (vi) The Board considered the Company's need for capital and the available alternatives for obtaining capital. The Board noted that in the absence of additional equity capital, the Company would likely be in default under the Credit Agreement in the foreseeable future. In addition, the Board noted that although it might be possible to obtain an investment on comparable terms from a different investor, any such investor would not necessarily have the management expertise and business relationships of Mr. Penske. The Board determined that this factor supported the approval of the Purchase Agreement, the Investment and the Transactions.

         (vii) The Board considered the fact that Trace had stated that it was unwilling to commit to sell its shares to a third party. In the judgment of the Board, it was highly unlikely that any third party would offer to purchase all of the Common Stock or attempt to enter into any other alternative transaction with the Company without the support of Trace so long as Trace and its affiliates continued to hold a large block of stock in the Company. The Board determined that this factor supported the approval of the Purchase Agreement, the Investment and the Transactions.

         (viii) The Board took into consideration the fact that stockholders would continue to have the opportunity to participate in any future growth of the Company following consummation of the Transactions, including any future growth resulting from the effects of the Transactions, although such participation would be at a diluted rate. See "--Special Considerations Relating to the Transaction Proposals--Dilution of Holders of Common Stock as a Result of the Transaction." The Board determined that this factor supported the approval of the Purchase Agreement, the Investment and the Transactions.

         In view of the circumstances and the wide variety of factors considered in connection with its evaluation of the Purchase Agreement, the Investment and the Transactions, the Board did not find it practicable to quantify or assign relative weights to the factors considered in its assessment of the Purchase Agreement, the Investment and the Transactions, and accordingly, the Board did not do so.

         In considering the recommendations of the Board with respect to the Transaction Proposals, stockholders should be aware that certain officers and directors (and nominees) of the Company have certain interests that may be in addition to, or different from, the interests of the stockholders in general. See "Transaction Proposals--Special Considerations Relating to the Transaction Proposals--Interests of Certain Persons in the Transactions."

OPINION OF THE FINANCIAL ADVISOR

         At the meeting of the Board on April 9, 1999, J.P. Morgan rendered its oral opinion to the effect that, as of such date, the consideration to be paid to the Company in the proposed Investment was fair, from a financial point of view, to the Company. J.P. Morgan confirmed its oral opinion by delivering its written opinion, dated April 12, 1999, to the Board to the same effect. No limitations were imposed by the Board upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinion.

         The full text of the written opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Exhibit C to this Proxy Statement and is incorporated herein by reference. The Company's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion is addressed to the Board, is directed only to the consideration to be paid in the Investment and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at the Meeting. The summary of the opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

         In arriving at its opinion, J.P. Morgan reviewed, among other things, the Purchase Agreement and the other Transaction Documents that had been provided to J.P. Morgan; current and historical market prices of the Common Stock; certain publicly available information concerning the business of the Company and of certain other companies engaged in businesses comparable to those of the Company, and the reported market prices for certain other companies' securities deemed comparable to the Company's; publicly available terms of certain transactions involving companies comparable to the Company and the consideration paid in such transactions; the audited financial statements of the Company for the fiscal years ended December 31, 1998 and December 31, 1997; certain agreements with respect to outstanding indebtedness or obligations of the Company; and certain internal financial and operating data (excluding projections or forecasts) prepared by the Company and its management. J.P. Morgan also held discussions with certain members of the management of the Company and the Purchasers with respect to certain aspects of the Investment, the past and current business operations of the Company, the financial condition and future prospects and operations of the Company if the Investment were not consummated, the effect of the Investment on the financial condition and future prospects and operations of the Company and certain other matters which J.P. Morgan deemed necessary or appropriate to its inquiry. In addition, J.P. Morgan reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

         J.P. Morgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by the Company or otherwise reviewed by J.P. Morgan, and J.P. Morgan has not assumed any responsibility or liability therefor. J.P. Morgan has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to J.P. Morgan. J.P. Morgan has also assumed that the Investment will be consummated as described in the Purchase Agreement and the other Transaction Documents.

         J.P. Morgan's opinion is based on economic, market and other conditions as in effect on, and on the information made available to J.P. Morgan as of, the date of such opinion. Subsequent developments may affect the opinion dated April 12, 1999, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan expressed no opinion as to the price at which any securities of the Company will sell or trade at any future time. In addition, J.P. Morgan was not asked to, and did not, express any opinion as to whether another transaction could be obtained on terms more favorable to the Company than the Transactions.

         In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

         INTRINSIC VALUATION OF SECURITIES ISSUED IN THE INVESTMENT

         Black-Scholes Analysis of Preferred Stock. J.P. Morgan analyzed the intrinsic valuation of the equity option embedded in the Preferred Stock using the Black-Scholes option pricing methodology. A volatility factor of 50% was assigned to the Common Stock for this purpose, which was estimated through an analysis of historical and implied volatilities for the Company, certain comparable companies and a broad market index. For the purposes of this aspect of its valuation, J.P. Morgan assumed that the Preferred Stock would pay a cash coupon (rather than "payment-in-kind") for two years. All fixed income flows were discounted using the zero coupon U.S. Treasury curve and the appropriate credit spread. Other assumptions made in the valuation were: (i) the perpetual nature of the Preferred Stock, (ii) a spot price for the Common Stock of $7.56, which represents the closing per share price on March 11, 1999 and (iii) a conversion price of $10.00. Based on this analysis and other judgments, J.P. Morgan determined that the Preferred Stock being issued in the Investment had an intrinsic value of approximately $65.1 million.

         Warrant Valuation. J.P. Morgan analyzed the intrinsic value of the warrants using the Black-Scholes options pricing model. In its analysis, J.P. Morgan assumed: (i) a volatility factor of 50% assigned to the Common Stock,
(ii) the strike price of $12.50 for the first 30 months following closing and the strike price of $15.50 for any unexercised options thereafter, (iii) a maturity of 60 months, (iv) that the Warrants are "American-style" warrants allowing for exercise any time prior to maturity, (iv) a spot price for the Common Stock of $7.56, which represents the closing per share price on March 11, 1999, and (v) no liquidity discount for the Warrants. Based on this analysis, J.P. Morgan arrived at an intrinsic value of the Warrants of approximately $10.5 million.

         Coupled with its valuation of the Preferred Stock, the Warrant valuation described above resulted in an aggregate intrinsic valuation of approximately $75.6 million being assigned by J.P. Morgan to the Preferred Stock and the Warrants being issued in the Investment, compared to the $83.0 million of cash consideration to the Company in the Investment.

         VALUATION OF COMMON STOCK TO BE RECEIVED UPON CONVERSION

         On account of the immediate convertibility of the Preferred Stock, J.P. Morgan also performed a valuation of the Common Stock to be issued by the Company upon conversion, thus treating the Preferred Stock as if it were immediately fully converted. J.P. Morgan then compared the result of this valuation to the $83.0 million of cash proceeds to be received by the Company in the Investment, less the $10.5 million value allocated to the Warrants, or net proceeds in respect of such Common Stock of approximately $72.5 million (or $8.73 per share of Common Stock receivable upon conversion).

         Common Stock Performance. J.P. Morgan analyzed the closing prices and trading volumes of the Common Stock for the 30 days, 60 days and 90 days ended March 11, 1999. For the 30-day period ended March 11, 1999, the Common Stock reached a high closing price of $7.88 per share, a low closing price of $5.81 per share and volume weighted average price of $6.89 per share. For the 60-day period ended March 11, 1999, the Common Stock reached a high closing price of $9.75 per share, a low closing price of $5.81 per share and a volume weighted average price of $7.26 per share. For the 90-day period ended March 11, 1999, the Common Stock reached a high closing price of $12.06 per share, a low closing price of $5.81 per share and a volume weighted average price of $8.03 per share. These volume weighted average per share prices for the 30 days, 60 days and 90 days ended March 11, 1999 compare to $8.73 per share of Common Stock upon conversion. J.P. Morgan also analyzed the returns of the Common Stock for the six month and twelve month periods ended March 11, 1999. During the six month and twelve month periods ended March 11, 1999, the Common Stock underperformed both the S&P 500 and a comparable company index which included Autonation, Group 1 Automotive, Lithia Motors and Sonic Automotive.

         Premium Analysis. Based on the average conversion price per share of the Preferred Stock, J.P. Morgan computed the implied conversion premium of the Preferred Stock to the March 11, 1999 closing price per share of the Common Stock and the volume weighted average price per share of the Common Stock for the 30 days, 60 days, and the 90 days ended March 11, 1999. Assuming an aggregate value of the Warrants of $10.5 million, the $8.73 per share of Common Stock receivable upon conversion, for the same periods, constitutes an implied premium of 15.5%, 26.7%, 20.2% and 8.7%, respectively.

         Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be reasonably analogous to the Company. The companies selected by J.P. Morgan were Autonation, Group 1 Automotive, Lithia Motors, and Sonic Automotive. For each comparable company, J.P. Morgan considered: the ratio of firm value (defined as equity value plus non-floor plan net indebtedness) to latest twelve months sales and latest twelve months earnings before non-floor plan interest expense, taxes, depreciation and amortization ("EBITDA") and price to earnings ("P/E") based on latest twelve months earnings per share ("EPS") and projected EPS for calendar years 1999 and 2000. J.P. Morgan also considered the historical trading patterns of the comparable companies' P/E ratios, as well as EBITDA and profit before tax margins relative to the Company. Given the Company's historically lower P/E ratios, EBITDA and profit before tax margins to its comparable companies, J.P. Morgan selected those multiples judged to be most indicative of the Company's operating and financial characteristics. Based on this analysis and judgment, J.P. Morgan estimated the implied trading values for the Common Stock to be approximately $8.00 to $12.00 per share. This compares to the $8.73 per share to $10.00 per share (assuming the Warrants are never exercised) net cash proceeds to be received by the Company in respect of Common Stock, treating the Preferred Stock as if fully converted.

         No company utilized in this analysis is identical to the Company in terms of its business operations, geographic reach and financial condition. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics between the Company and companies to which it is being compared.

         The summary set forth above does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. J.P. Morgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which J.P. Morgan based its analyses are set forth above under the description of each such analysis. J.P. Morgan's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

         As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise the Company with respect to the Investment and to deliver a fairness opinion to the Board on the basis of such experience and its familiarity with the Company.

         For services rendered in connection with the Investment and the delivery of its opinion, the Company has agreed to pay J.P. Morgan a fee of $4,150,000, of which $1,000,000 was paid upon delivery of its written opinion and $3,150,000 is payable upon the Second Closing. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the Federal securities laws.

         J.P. Morgan Capital Corporation, an affiliate of J.P. Morgan, is the owner of 605,454 shares of the Company's Non-Voting Common Stock and Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, is a lender under the Company's current bank facility. Additionally, J.P. Morgan and its affiliates have provided other capital markets and financial advisory services to the Company from time to time, for which the Company has paid customary compensation. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of the Company, or of affiliates of the Purchaser, for their own account or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

SPECIAL CONSIDERATIONS RELATING TO THE TRANSACTION PROPOSALS

         In deciding whether to approve the Transaction Proposals, stockholders should carefully evaluate all of the information in this Proxy Statement, including the following considerations and the selected and pro forma financial information contained in the Summary to this Proxy Statement.

         PURCHASERS' RIGHT TO REQUIRE REPURCHASE IN THE EVENT THE SECOND CLOSING DOES NOT OCCUR

         In the event the Second Closing does not occur for any reason, the Purchasers have the right to require the Company to repurchase the shares of Series A Preferred Stock held by them at the "Second Closing Put Price" (equal to the sum of (x) the approximately $33.5 million purchase price paid for such shares on the Initial Closing Date, (y) an amount equal to 111% of the liquidation preference of any Preferred Stock received as a dividend prior to the consummation of the purchase and (z) without duplication, all accrued and unpaid dividends). In the event that the Company is required to make such a purchase, the Company may not have sufficient available cash to do so, and such a purchase could constitute an event of default under certain agreements governing the Company's indebtedness, including the Credit Agreement and the Indentures related to the Company's Series A and Series B 11% Senior Secured Notes due 2007 (together, the "Indenture"). Although the Company could seek to raise additional capital and refinance or obtain waivers under such agreements, there can be no assurance that the Company would be able to do so. Therefore, the exercise by the Purchasers of their right to require a repurchase of securities could have a material adverse effect on the Company. In addition, Mr. Penske, the Company's Chairman and Chief Executive Officer, has an interest in the Purchasers, and as such would be faced with a conflict of interest in the event of the exercise of such right to require repurchase. Further, upon exercise by the Purchasers of this right to require a repurchase of securities held by them, Mr. Penske is required promptly, but in no event later than the business day immediately following such exercise, to resign as Chairman of the Board, as a Director and as Chief Executive Officer of the Company and the four other directors nominated by the Purchasers, Messrs. Hislop, Peters, Hofmann and Mita (collectively with Mr. Penske, the "Penske Capital Designees"), are required to resign their positions on the Board.

         PURCHASERS' RIGHT TO REQUIRE REPURCHASE IN THE EVENT OF CERTAIN BREACHES OF REPRESENTATIONS AND WARRANTIES

         In the event the Company had breached the representations and warranties contained in the Purchase Agreement relating to the Company's reports and other documents filed with the Securities and Exchange Commission (the "SEC") under the Exchange Act prior to the Initial Closing, so as to result in a "Material Adverse Effect" as defined in the Purchase Agreement, the Purchasers, on or prior to March 31, 2000, would have the right to require the Company to repurchase all of the shares of Preferred Stock and Warrants and any Shares of Common Stock and Non-Voting Common Stock issued on the exercise or conversion thereof held by them at a price equal to the sum of (x) the $83 million purchase price paid, (y) an amount equal to the liquidation preference of all Preferred Stock received as dividends and (z) without duplication, all accrued and unpaid dividends (the "Breach Put Price"). In the event that the Company is required to make such a purchase, the Company may not have sufficient available cash to do so, and such a purchase could constitute an event of default under certain agreements governing its indebtedness, including the Credit Agreement and the Indenture. Although the Company could seek to raise additional capital and refinance or obtain waivers under such agreements, there can be no assurance that the Company would be able to do so. Therefore, the exercise by the Purchasers of their right to require a repurchase of securities could have a material adverse effect on the Company. In addition, Mr. Penske, the Company's Chairman and Chief Executive Officer, has an interest in the Purchasers, and as such would be faced with a conflict of interest in the event of the exercise of such right to require repurchase. Furthermore, upon exercise by the Purchasers of this right to require a repurchase of securities held by them, Mr. Penske is required promptly, but in no event later than the business day immediately following such exercise, to resign as Chairman of the Board, as a Director and as Chief Executive Officer of the Company and the other Penske Capital
Designees are required to resign their positions on the Board.

         UNCERTAINTY IF THE TRANSACTIONS ARE NOT APPROVED

         Pursuant to the terms of the Purchase Agreement, the Stockholders Agreement and certain Stockholder Voting Agreements 12,431,291 (or approximately 49.7%) of the total outstanding votes at the Meeting are committed to vote in favor of the Transaction Proposals. However, the approval of the

Transaction Proposals at the Meeting is nonetheless a condition to the Second Closing under the Purchase Agreement and, in the event that the stockholders fail to approve the Transaction Proposals at the Meeting, the Purchasers have the right (notwithstanding their ownership of Series A Preferred Stock convertible into approximately 14.5% of the Common Stock on a fully diluted basis acquired in connection with the Initial Closing) to terminate the Purchase Agreement and demand payment of a $4 million fee from the Company and to require the Company to repurchase the shares of Series A Preferred Stock held by them at the Second Closing Put Price. In addition, in such circumstances the Company would likely be required to seek additional sources of financing or other strategic partners. Accordingly, there can be no assurance that the failure of the stockholders to approve the Transaction Proposals at the Meeting will not cause a material adverse effect on the financial condition and business of the Company or the value of the Common Stock.

         RELIANCE ON PENSKE AND PENSKE CAPITAL

         In connection with the Transactions, on the Initial Closing Date, Roger
S. Penske became Chairman of the Board and Chief Executive Officer of the Company and the Purchasers (pursuant to the terms of the Stockholders Agreement) are obligated to cause Mr. Penske to serve as Chairman of the Board until the third anniversary thereof and as Chief Executive Officer until the second anniversary thereof. In making its determination to approve and adopt the Purchase Agreement and the Transaction Documents, the Investment and the Transactions and to recommend that stockholders vote in favor of the Purchase Agreement, the Investment and the Transactions, the Board relied, in part, on the service of Mr. Penske as Chairman of the Board of Chief Executive Officer. However, Mr. Penske is not personally obligated to serve in such positions.

         In addition, it is expected that, following the Second Closing, the Penske Capital Designees will control a majority of the Board. Accordingly, following the Transactions, through beneficial ownership of equity securities of the Company and control of the Board, the Purchasers (and, indirectly, Penske Capital, the managing member of each of the Purchasers) will control the management and the activities of the Company. While the Board believes that the Transactions are in the best interests of the Company, the future success of the Company is dependent on the ability of Mr. Penske and Penske Capital to improve the Company's ability to access capital, accelerate growth (including through acquisitions) and enhance shareholder value, of which there can be no assurance. Mr. Penske and other Penske Capital Designees who also serve as directors of Penske Corporation also serve as directors or officers of, and hold, directly or indirectly, substantial ownership interests in, companies that may, in the future, compete, directly or indirectly, with the business of the Company. Therefore, Mr. Penske and such other Penske Capital Designees may be faced with certain potential conflicts of interest or appearances of conflicts of interest. Mr. Penske has advised the Company that should any such conflicts arise, they will be resolved in a manner consistent with the fiduciary duties owed to the Company by Mr. Penske and such other Penske Capital Designees. Further, because Mr. Penske serves as Chief Executive Officer of other companies, there can be no assurance that he will devote sufficient attention to the business of the Company. The failure of Mr. Penske and Penske Capital to improve the Company's ability to access capital, accelerate growth (including through acquisitions) and enhance shareholder value could materially and adversely effect the financial condition and business of the Company and the value of the Common Stock.

         INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

         In considering the recommendations of the Board with respect to the Transaction Proposals, stockholders should be aware that certain officers and directors of the Company have certain interests summarized below that may be in addition to, or different from, the interests of the stockholders. The Board was aware of these interests and considered them along with other matters described under "--Recommendation of the Board" in determining to recommend the Transaction Proposals.

         Cogan Agreement. In connection with the Transactions, the Company has entered into the Cogan Agreement with Marshall S. Cogan, who at the time was the Company's Chairman of the Board and Chief Executive Officer, and currently serves as a director. Pursuant to the terms of the Cogan Agreement, Marshall S. Cogan agreed to resign as Chairman of the Board and Chief Executive Officer on the Initial Closing Date, and to not compete with the Company during the period ended December 31, 2005. Pursuant to the Cogan Agreement, the Company will pay Mr. Cogan his current base salary from resignation until December 31, 1999 and $750,000 per year from January 1, 2000 until December 31, 2005. In addition, on the Second Closing Date, the Company will pay Mr. Cogan $250,000 and grant to him fully vested options to purchase 400,000 shares of Common Stock at an exercise price of $10.00 per share. The Company will pay to Mr. Cogan 25% of any compensation or bonus directly or indirectly paid by the Company to or applied for by Mr. Penske through December 31, 2005. Mr. Cogan is also the Chairman of the Board and Chief Executive Officer of Trace, one of the Significant Stockholders.

         Other Severance Arrangements. If Samuel X. DiFeo, a director of the Company, is terminated (other than for cause) from his position as the Company's President and Chief Operating Officer, he is entitled to be retained by the Company as a consultant for a period of two years (extendible for an additional year at the Company's option) for compensation of $400,000 per year. In addition, James R. Davidson is entitled to severance payments equal to 18 months' salary in the event that he is terminated from his position as Executive Vice President--Finance, Executive Vice President--Accounting and Treasurer of the Company (other than for cause) if such termination occurs within one year following a change in control (including the Transactions) of the Company.

         Stockholders Agreement. The Significant Stockholders have entered into the Stockholders Agreement with the Purchasers and the Company. The Stockholders Agreement provides certain board and committee rights in favor of the Purchasers (and the right of Mr. Penske to serve as Chairman of the Board and Chief Executive Officer), certain registration and board rights in favor of Trace and certain "tag-along" rights in favor of AIF and Aeneas. As such Mr. Cogan as a designee of Trace, Mr. Hannan as a designee of AIF, Mr. Eisenson as a designee of Aeneas and the Penske Capital Designees may have interests that are different from other stockholders. In addition, under the Stockholders Agreement, on the Second Closing Date, Mr. Penske is entitled to a grant of options to acquire 400,000 shares of Common Stock with an exercise price of $10.00 per share.

         Registration Rights Agreement. In connection with the Transactions, the Company has granted certain demand and piggyback registration rights to the Purchasers.

         Interests of Penske and Penske Capital. Roger S. Penske, the Chairman of the Board and the Company's Chief Executive Officer since the Initial Closing Date, is also Chairman of the Board and Chief Executive Officer of Penske Corporation, which holds an interest in Penske Capital, and Mr. Penske is a managing member of Penske Capital; James A. Hislop, a Director of the Company since the Initial Closing Date, is the President and Chief Executive Officer and a managing member of Penske Capital and is a Director of Penske Corporation; Richard J. Peters, a Director of the Company since the Initial Closing Date, is a Director of Penske Corporation; and Donald J. Hofmann, a nominee for Director of the Company, is a Director of Penske Corporation and a general partner of Chase Capital Partners, which has a membership interest in each of the Purchasers. As such, Messrs. Penske, Hislop, Peters and Hofmann each have indirect interests in the Purchasers.

         Indemnification of Officers and Directors. The Company and the Purchasers have agreed in the Purchase Agreement to not amend the indemnification provisions of the Certificate of Incorporation or Bylaws for a period of six years following the Initial Closing Date in a manner adverse to the current directors and executive officers.

         RISKS INHERENT IN TAG ALONG RIGHTS

         In the event of a transfer by the Purchasers of Common Stock or Non-Voting Common Stock (or securities convertible into or exchangeable or exercisable for such securities, including the Preferred Stock and the Warrants) at any time prior to the third anniversary of the Initial Closing, AIF and Aeneas have the right to participate in such transfer on pro rata basis (based on the aggregate ownership of the Purchasers on the one hand, and AIF and/or Aeneas, on the other hand), but otherwise at the same price per share and on the same terms as the Purchasers. Accordingly, a transfer of securities by the Purchasers could lead to the transfer to a single purchaser of a significant portion of the beneficial ownership of the Company, which transfer may occur at a premium that exceeds the then current market price of the Common Stock, which would be received by the Purchasers and AIF and/or Aeneas, as the case may be, and would not be available to other stockholders of the Company.

         LIMITATIONS INHERENT IN THE FAIRNESS OPINION

         For a description of the limitations on scope, factors considered, assumptions and basis for the conclusions reached in the fairness opinion of J.P. Morgan, a copy of which is included as Exhibit C hereto, see "--Opinion of the Financial Advisor."

         DILUTION TO HOLDERS OF COMMON STOCK AS A RESULT OF THE TRANSACTIONS

         Upon conversion of the Series A Preferred Stock and exercise of the Common Stock Warrant, the Company may issue up to 11,801,790 shares of Common Stock (plus in-kind dividends paid in respect of the Series A Preferred Stock). As a result of the issuance of these securities in connection with the Transactions, the voting interest of a holder of the Common Stock could be diluted by as much as approximately 37.7%. In addition, pursuant to the Certificate of Amendment, holders of Non-Voting Common Stock may, under certain circumstances, convert Non-Voting Common Stock into Common Stock. In the event all of the shares of the Series B Preferred Stock are converted into Non-Voting Common Stock and the Non-Voting Common Stock Warrant is exercised, and the 1,498,211 shares of Non-Voting Common Stock issued by the Company in connection therewith and the 605,454 shares of Non-Voting Common Stock currently outstanding are all converted into Common Stock, the voting interest of a holder of Common Stock could be diluted by as much as an additional approximately 2.0% for a total dilution of approximately 39.7%.

THE AGREEMENTS

         The following description of the terms and provisions of the agreements is only a summary and does not purport to be complete. This discussion is qualified in its entirety by reference to the complete text of the agreements, copies of which are attached as exhibits hereto (in the case of the Purchase Agreement and the Stockholders Agreement) or included as exhibits to the Company's Current Reports on Form 8-K filed with the SEC on April 15, 1999 and May 10, 1999 and incorporated herein by reference. Stockholders are urged to read the full text of such agreements in their entirety.

         THE PURCHASE AGREEMENT

         The Purchase Agreement provides that in consideration for an aggregate payment of $83 million in cash, the Purchasers will be issued the Preferred Stock and the Warrants. The Transactions will be consummated in two stages. At the Initial Closing, in consideration for an aggregate payment of approximately $33.5 million, the Purchasers were issued 3,727.8696 shares of Series A Preferred Stock, which is convertible into 3,727,869 shares of Common Stock, representing approximately 14.5% of the Common Stock on a fully diluted basis (16.2% assuming the payment in full of all in-kind dividends in respect thereof). At the Second Closing, the Purchasers will be issued (a) 4,175.25496 shares of Series A Preferred Stock, 396.876 shares of Series B Preferred Stock, the Common Stock Warrant to acquire 3,898,665 shares of Common Stock and the Non-Voting Common Stock Warrant to acquire 1,101,335 shares of Non-Voting Common Stock. The Series A Preferred Stock to be issued in the Second Closing is convertible into an aggregate of 4,175,254 shares of Common Stock, representing approximately 13.8% of the Common Stock on a fully diluted basis (15.1% assuming the payment in full of all in-kind dividends in respect thereof). The Series B Preferred Stock to be issued in the Second Closing is convertible into an aggregate of 396,876 shares of Non-Voting Common Stock, representing approximately 1.3% of the aggregate of the Common Stock and Non-Voting Common Stock on a fully diluted basis (1.4% assuming the payment in full of all in-kind dividends in respect thereof). Following the Second Closing and assuming the conversion of the Preferred Stock (and the payment in full of all in-kind dividends in respect thereof) and the exercise of the Warrants, the Purchasers will own approximately 39.7% of the aggregate outstanding Common Stock and Non-Voting Common Stock.

         Second Closing. Unless the Purchase Agreement is terminated and the transactions contemplated thereby are abandoned, the Second Closing will take place on the fourth business day after satisfaction or waiver of the conditions thereto set forth in the Purchase Agreement (or such other date as agreed upon by the Company and the Purchasers).

         Representations and Warranties. The Purchase Agreement contains various representations and warranties of the Company relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions): (i) due organization, good standing and subsidiaries; (ii) due authorization, execution, delivery, performance and enforceability of the Purchase Agreement, the Transaction Documents and the Transactions; (iii) capitalization; (iv) reports and other documents filed with the SEC and the accuracy of the information contained therein; (v) financial statements (including the absence of undisclosed liabilities); (vi) the absence of certain changes or events having a material adverse effect on the properties, business, results of operations or financial condition of the Company; (vii) the absence of any material litigation; (viii) title to properties and insurance;
(ix) the absence of any conflict with the Certificate of Incorporation and By-laws, material contracts and applicable laws and the absence of any consent, approval or authorization required in connection with the Purchase Agreement;
(x) the lack of public utility or investment company status of the Company; (xi) payment of taxes and filing of tax returns; (xii) employee benefit plans; (xiii) intellectual property matters; (xiv) compliance with material laws and possession of material licenses and permits; (xv) material commitments of the Company; (xvi) acquisitions of the Company since December 31, 1998; (xvii) the absence of brokerage or finder's fees, except those payable by the Company to J.P. Morgan, and the receipt of the fairness opinion of J.P. Morgan; (xviii) the compliance with Article 14(a) of the Exchange Act of this Proxy Statement and the absence of any material untrue statements or omissions herein; (xix) the Company's material suppliers; (xx) related party transactions; (xxi) the Company's products; (xxii) the inapplicability of Section 203 of the DGCL; and (xxiii) disclosures made by the Company. The Purchase Agreement also contains various representations and warranties of the Purchasers relating to, among other things, the following matters (which representations and warranties are also subject, in certain cases, to specified exceptions): (i) the investment intent of the Purchasers; (ii) the understanding that the securities acquired are "restricted securities" (within the meaning of Rule 144 under the Securities Act; (iii) the absence of brokerage or finder's fees payable by the Purchasers;
(iv) the "accredited investor" status of the Purchasers (within the meaning of Rule 501(a) under the Securities Act); (v) the due organization of each of the Purchasers; (vi) due authorization, execution, delivery, performance and enforceability of the Purchase Agreement, the Transaction Documents and the Transactions; (vii) the absence of any conflict with the Purchasers' organizational documents, material contracts and applicable laws and the absence of any consent, approval or authorization required in connection with the Purchase Agreement; (viii) the availability of funds to the Purchasers sufficient to pay their obligations under the Purchase Agreement; and (ix) due diligence.

         Conduct Pending the Second Closing. Pursuant to the Purchase Agreement, between the Initial Closing Date and the Second Closing, except as expressly contemplated by the Purchase Agreement or disclosed to the Purchasers on the date of the Purchase Agreement, without the prior written consent of the
Purchasers:

         (a) neither the Company nor its subsidiaries will acquire or dispose of (by merger, consolidation, or acquisition of stock or assets) any entity, business, business line or any material amount of assets;

         (b) neither the Company nor its subsidiaries will (i) incur any additional indebtedness other than (A) endorsements of items for collections,
(B) working capital borrowings in the ordinary course of business, (C) purchase money indebtedness not to exceed $50,000 in any single transaction or series of related transactions, (D) revolving floor plan financing arrangements entered into in order to finance the Company's new and used vehicle inventory or (E) any other indebtedness incurred in the ordinary course of business not to exceed $250,000 in the aggregate or (ii) make any loans, advances or capital contributions to, or investments in, any person other than (A) to a subsidiary or (B) advances in the ordinary course of business to persons that are not affiliates of the Company or directors or officers of the Company and their affiliates (other than subsidiaries of the Company or directors or officers of such subsidiaries that are not also directors or officers of the Company (each such person, a "Related Party")) not exceeding $10,000 to any one such person;

         (c) neither the Company nor its subsidiaries will change any method of accounting or accounting practice used by the Company or such subsidiary, other than such changes required by GAAP;

         (d) neither the Company nor its subsidiaries will (i) enter into or adopt or amend any existing agreement or arrangement relating to severance in which annual payments exceed $100,000 individually or $300,000 in the aggregate,
(ii) enter into or adopt or amend any existing severance plan in which annual payments exceed $100,000 individually or $300,000 in the aggregate, (iii) enter into or adopt or amend any material compensation or benefit plans or employee agreement in which annual payments exceed $100,000 individually or $300,000 in the aggregate or (iv) grant any increases in compensation, except compensation increases for non-executive employees associated with promotions and annual reviews in the ordinary course of business;

         (e) neither the Company nor its subsidiaries will, except as disclosed to the Purchasers on the date of the Purchase Agreement, enter into any transaction with any Related Party (as defined in the Purchase Agreement);

         (f) neither the Company nor its subsidiaries will allow the lapse of any of the Company's or any subsidiaries' rights of ownership or use of any material intellectual property right, except in the ordinary course of business consistent with past practice;

         (g) neither the Company nor its subsidiaries will repurchase, redeem or otherwise acquire or exchange any share of Common Stock or Non-Voting Common Stock or other equity interests; except for issuances of Common Stock pursuant to the exercise of options to purchase Common Stock or pursuant to existing agreements outstanding on the date of the Purchase Agreement, issue or sell any additional shares of the capital stock of, or other equity interests in, the Company or any of its subsidiaries, or securities convertible into or exchangeable for such shares or other equity interests, or issue or grant any subscription rights, options, warrants or other rights of any character relating to shares of such capital stock, such other equity interests or such securities; or declare, set aside, make or pay any dividend, or make any distribution, in respect of any shares of capital stock of the Company;

         (h) neither the Company nor its subsidiaries will amend the Certificate of Incorporation or Bylaws, except with respect to the filing of the Certificate of Designation of Series A Convertible Preferred Stock (the "Series A Certificate"), the Certificate of Designation of Series B Convertible Preferred Stock (the "Series B Certificate") and the Certificate of Amendment, or amend any of the Company's subsidiaries' charter or by-laws or other organizational documents, in any respect materially adverse to the Company;

         (i) neither the Company nor its subsidiaries will make any material change in the Company's or any subsidiary's tax accounting methods, any material new election with respect to taxes or any material modification or revocation of any existing election with respect to taxes or settle or otherwise dispose of any material tax audit, dispute, or other tax proceeding, without the consent of the Purchasers (which consent will not be unreasonably withheld or delayed); and

         (j) neither the Company nor its subsidiaries will agree to take any of the actions that are restricted as described above.

         Other Covenants of the Parties. Each of the Purchasers and the Company agreed in the Purchase Agreement to cooperate with each other in making filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and to use its best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions. On April 26, 1999, the Company and the Purchasers received early termination of the waiting period applicable to the Transactions under the HSR Act.

         The Company agreed to hold a meeting of its stockholders as soon as practicable after the date of the Purchase Agreement for the purpose of acting upon the Purchase Agreement and the Transactions to the extent stockholder approval is required, including, without limitation, for the issuance and sale of the Preferred Stock and the Warrants to the Purchasers in connection with the Second Closing, the adoption of the Certificate of Amendment, and the election to the Board of the Penske Capital Designees. The Company further agreed that unless the Board determines in good faith, after consultation with and based upon the advice of its financial and outside legal advisors, that doing so would constitute a breach of their fiduciary duty under applicable law, it will recommend that the stockholders approve the Purchase Agreement and the Transactions. The Company agreed that the Board will give the Purchasers prompt written notice of any determination by it not to recommend the Purchase Agreement and the Transactions, or any determination to withdraw, modify or change any such recommendation. The Company agreed to give the Purchasers a reasonable opportunity to review and comment on this Proxy Statement and related communications with stockholders of the Company, and to obtain the Purchasers' consent to any descriptions of or references in this Proxy Statement to (i) the Purchasers or the Penske Capital Designees or any affiliate of any of the foregoing, and (ii) the Purchase Agreement and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection therewith and the Transactions in this Proxy Statement or such communications.

         The Company agreed to use its reasonable best efforts, not requiring the expenditure of a material sum or the making of some other material accommodation, to obtain all consents, waivers, exemptions, approvals, authorizations or orders (including, without limitation (i) consents required to avoid any breach, violation, default, encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration disclosed to the Purchasers on the date of the Purchase Agreement,
(ii) all consents pursuant to the Company's or any of its subsidiaries' financing documents, including, without limitation, all indentures and credit agreements of the Company or any of its subsidiaries, and (iii) all United States and foreign governmental and regulatory rulings and approvals), and the Company has agreed to make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies), required or desirable in connection with the authorization, execution and delivery of the Purchase Agreement and the other Transaction Documents or in connection therewith and the consummation of the Transactions, in each case as promptly as practicable but in any event prior the Second Closing if permitted to be filed prior thereto; provided, however, no payment (other than filing fees related to the matters contemplated hereby) or other accommodation will be made by the Company in connection with obtaining any of the foregoing without the Purchasers' prior written consent. The Purchasers have agreed to cooperate with the Company in obtaining such consents. The Company has also agreed to use its reasonable best efforts, not requiring the expenditure of a material sum or the making of some other material accommodation, to obtain all necessary state securities laws or blue sky permits and approvals required to carry out the Transactions and to furnish all information as may be reasonably requested in connection with any such action.

         The Company agreed to use its best efforts to continue to be listed on the NYSE or a national securities exchange during the term of the Purchase Agreement and for so long as any shares of Preferred Stock, Warrants or any shares of Common Stock or Non-Voting Common Stock issuable upon conversion or exercise thereof are outstanding. Prior to the Initial Closing, the Company prepared and submitted to the

NYSE a listing application covering the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants and obtained approval for the listing of such shares, subject to official notice of issuance.

         Prior to the Initial Closing, the Company caused the Series A Certificate and the Series B Certificate to be filed with the Secretary of State of the State of Delaware. Subject to the approval of the Company's stockholders at the Meeting, the Company has agreed, prior to or concurrently with the Second Closing, to cause the Certificate of Amendment to be filed with the Secretary of State of the State of Delaware.

         Each of the Purchasers and the Company agreed to use their respective reasonable best efforts to take, or cause to be taken, as promptly as practicable all such further actions as shall be necessary to make effective and consummate the Transactions.

         Between the date of the Purchase Agreement and the Second Closing, the Company agreed to give the Purchasers and their employees, counsel, accountants, members, investors, financing sources and other authorized representatives reasonable access, during normal business hours, to the assets, properties, offices and other facilities, agreements and books and records of the Company and its subsidiaries, and to the outside auditors of the Company and their work papers relating to the Company and its subsidiaries. The Company and the Purchasers agreed that except as expressly set forth in the Purchase Agreement no investigation by the Purchasers or their representatives will affect or limit the scope of the representations and warranties of the Company contained in the Purchase Agreement or in any other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with the Purchase Agreement or limit the liability for breach of any such representation or warranty. Each of the Purchasers agreed to hold all information obtained pursuant to the foregoing confidential pursuant to the confidentiality agreement, dated February 17, 1999, between the Company and Penske Capital, as if it were a party thereto in lieu of Penske Capital.

         The Company agreed that it will at all times reserve and keep available, solely for issuance and delivery upon conversion of the Preferred Stock or the exercise of the Warrants, the number of shares of Common Stock and Non-Voting Common Stock from time to time issuable upon conversion of all shares of the Preferred Stock and exercise of the Warrants at the time outstanding. The Company has agreed that all shares of Common Stock and Non-Voting Common Stock issuable upon such conversion or exercise shall be duly authorized and, when issued, will be validly issued, fully paid and nonassessable.

         From the date of the Purchase Agreement through the Second Closing, as promptly as practicable, and in any event not later than two business days after senior management of the Company becomes aware thereof, the Company agreed to provide the Purchasers with written notice of (a) any representation or warranty of the Company contained in the Purchase Agreement or any Transaction Document being untrue or inaccurate in any material respect at any time from the date thereof to the Second Closing, or (b) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Company under the Purchase Agreement or any Transaction Document; provided, however, that (i) any breach of the foregoing will be deemed to be a breach of a representation and warranty of the Company and not a covenant of the Company and (ii) the delivery of any notice pursuant to the foregoing will not limit or otherwise affect the remedies available to the Purchasers, or modify in any way any disclosure made in the Purchase Agreement or any Transaction Document.

         The Company agreed that it will be responsible for liability with respect to any transfer, stamp or similar taxes which may be payable in connection with the execution, delivery and performance of the Purchase Agreement, including, without limitation, any such taxes with respect to the issuance of the

Preferred Stock, the Warrants or the shares of Common Stock or Non-Voting Common Stock issuable upon conversion or exercise thereof.

         The Company agreed that from and after the Initial Closing to the sixth anniversary of the Initial Closing, except for amendments or modifications required by law, the Company will not amend or modify any rights to indemnification now existing in favor of the present and former directors, officers or employees of the Company and its subsidiaries provided in the Certificate of Incorporation and Bylaws or any similar charter documents of any of its subsidiaries in a manner adverse to any such director, officer or employee, and such parties will be third party beneficiaries of such provision.

         A covenant of the Company contained in the Purchase Agreement will be deemed breached during the period following the Initial Closing only to the extent the action or omission giving rise to such potential breach (a) is not authorized, approved or recommended by the Chief Executive Officer of the Company and (b) is authorized or approved by a majority of the members of the Board not designated by the Purchasers pursuant to the Stockholders Agreement or otherwise (the "Non-Penske Capital Directors").

         The Company agreed to cause each entity over which the Company or any of its subsidiaries has operational control pursuant to a management agreement or pending acquisition agreement to not take any action that would constitute a breach of any covenant of the Company under the Purchase Agreement if such entity were a subsidiary to the extent it may do so under the applicable management agreement or acquisition agreement.

         Conditions to the Second Investment. The respective obligations of the Purchasers and the Company to consummate the Second Investment are subject to the satisfaction or waiver at or prior to the Second Closing of each of the following conditions:

         (a) No statute, rule or regulation or order of any court or administrative agency being in effect which prohibits the consummation of the Transactions to be consummated at the Second Closing;

         (b) Any waiting period (and any extension thereof) under the HSR Act applicable to the Purchase Agreement and the Transactions shall have expired or been terminated;

         (c) The issuance and sale of the Preferred Stock and the Warrants to the Purchaser, the Certificate of Amendment and the election to the Board of the Penske Capital Designees having been approved and adopted by the requisite vote of the stockholders of the Company at the Meeting; and

         (d) The consent of Ford Motor Company, Chrysler Corporation, Toyota Motor Sales, U.S.A., Inc., General Motors Corporation, Nissan Motor Corporation, BMW of North America, Inc. and the lenders under the Credit Agreement, having been obtained or made by the Company.

         The obligation of the Purchasers to consummate the Second Investment is subject to the satisfaction or waiver at or prior to the Second Closing of each of the following conditions:

         (a) Each of the representations and warranties of the Company contained in the Purchase Agreement will be true and correct (disregarding for this purpose all references in such representations and warranties to any materiality, material adverse effect or knowledge qualifications) as of the Second Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties will have been true and correct in all material respects as of such date), except for failures to be true and correct which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect (as defined in the Purchase Agreement) (and this condition will be automatically deemed to be satisfied unless both (i) the Company had knowledge on or prior to the Initial Closing of matters that would result in such representations and warranties failing to be true and correct as of the Initial Closing, except for such failures to be true and correct which individually or in the aggregate would not have a Material Adverse Effect, and
(ii) the Purchasers did not have actual knowledge of such failures as of the Initial Closing or the Purchasers had such knowledge and advised the Company in writing and such failures were not waived by the Purchasers in connection with waiving the satisfaction of this condition at the Initial Closing (such failures to be true and correct complying with both of clauses (i) and (ii) above, "Second Closing Failures"); and only Second Closing Failures which continue to fail to be true and correct as of the Second Closing shall be considered in determining whether this condition is satisfied at the Second Closing);

         (b) The Company in all material respects will have performed, satisfied and complied with each of its covenants and agreements set forth in the Purchase Agreement to be performed, satisfied and complied with prior to or at the Second Closing;

         (c) The Company will have delivered to the Purchasers an officer's certificate certifying as to the Company's compliance with the conditions set forth in (a) and (b) above;

         (d) The Stockholders Agreement will be in full force and effect;

         (e) The Registration Rights Agreement will be in full force and effect;

         (f) The Certificates of Designation will have been duly filed with the Secretary of State of the State of Delaware and will be in full force and effect;

         (g) The shares of Common Stock and Non-Voting Common Stock initially issuable upon conversion or exercise, as the case may be, of the Preferred Stock and the Warrants will have been duly authorized and reserved for issuance, and such shares will have been listed on the NYSE, subject to official notice of issuance;

         (h) The Certificate of Amendment will have been duly filed with the Secretary of State of the State of Delaware and will be in full force and effect, and the Certificate of Incorporation will not have been otherwise amended, modified or waived; and

         (i) The representations and warranties of the Company related to reports and other documents filed with the SEC and the accuracy of the information contained therein will be true and correct (disregarding for this purpose all references in such representations and warranties as to materiality) as of the Initial Closing, except for (i) failures to be true and correct which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect and (ii) failures to be true and correct which (A) were known to the Purchasers as of the Initial Closing, (B) were not disclosed in writing by the Purchasers to the Company and (C) could have been asserted by the Purchasers as a basis for the failure of the condition set forth in paragraph
(a) above relating to the obligation of the Purchasers to consummate the Initial Investment and the Second Investment.

         The obligation of the Company to consummate the Second Investment is subject to the satisfaction or waiver at or prior to the Second Closing of each of the following conditions:

         (a) Each of the representations and warranties of both of the Purchasers contained in the Purchase Agreement will be true and correct (disregarding for this purpose all references in such representations and warranties to any materiality, material adverse effect or knowledge qualifications) as of the Second Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties will have been true and correct in all material respects as of such date), except for failures to be true and correct which individually, or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of the Purchasers to fulfill its obligations under the Purchase Agreement;

         (b) Both of the Purchasers in all material respects will have performed, satisfied and complied with each of its covenants and agreements set forth in the Purchase Agreement to be performed, satisfied and complied with prior to or at the Second Closing, disregarding for this purpose all references in such covenants and agreements to any materiality or similar qualifications;

         (c) Both of the Purchasers will have delivered to the Company an officer's certificate certifying such Purchaser's compliance with the conditions set forth in paragraphs (a) and (b) above; and

         (d) Roger S. Penske will be serving as the Chief Executive Officer of the Company as of and since the consummation of the Initial Closing and as of the Second Closing.

         No Solicitation. Until the earlier of the termination of the Purchase Agreement or the Second Closing, other than in connection with the Transactions, the Company has agreed that neither it nor any of its subsidiaries will solicit, propose or facilitate (including by way of providing information regarding the Company or any of its subsidiaries or their respective businesses to any person), directly or indirectly, any inquiries, discussions, offers or proposals for, continue or enter into negotiations looking toward, or enter into or consummate any agreement or understanding in connection with any offer or proposal regarding, any purchase or other acquisition of all or any material portion of the Company and its subsidiaries taken as a whole, the business or assets of the Company and its subsidiaries taken as a whole, or a material portion of the capital stock of or equity interests in (whether newly issued or currently outstanding) the Company or any of its subsidiaries (other than with respect to inquires or discussions (but not offers, proposals, negotiations, or the entering into of agreements or understandings) relating to proposed acquisitions by the Company of businesses for which the Company would use its capital stock as consideration, but only following the prior consent of the Purchasers), or any merger, business combination or recapitalization involving the Company or any of its material subsidiaries or their respective businesses; and the Company will cause its subsidiaries and the officers, directors, employees, representatives and agents of the Company and its subsidiaries (collectively, "Company Affiliates") to refrain from engaging in any of the above activities that the Company is restricted from engaging in. Notwithstanding the foregoing, the parties agreed that in the event the Company receives an unsolicited inquiry, offer or proposal relating to the acquisition of all of the capital stock and other equity interests in the Company, or all or substantially all of the assets of the Company and its subsidiaries or the merger of the Company with or into a third party by any other person, the Company may review and act upon such offer or proposal solely as it relates to such transaction and only in the event that the Board determines in good faith, after consultation with and based upon the advice of its financial and outside legal advisors, that failing to review and act upon such inquiry, offer or proposal would constitute a breach of the Company's directors' fiduciary duties under applicable law (a "Company Fiduciary Out"). The Company agreed promptly to inform the Purchasers of the identity of any person making any inquiry, offer or proposal and the nature and terms thereof, including, without limitation, any such offer or proposal, and to keep the Purchasers promptly and fully informed as to the status thereof. In addition, the Company agreed promptly to inform the Purchasers in writing of any decision to exercise a Company Fiduciary Out. The Company was required to, and was required to cause the Company Affiliates to, promptly following the date of the Purchase Agreement, cease and cause to be terminated, any inquiry, discussion, offer or proposal of a type described above which was initiated prior to the date of the Purchase Agreement and to abide, and to cause the Company Affiliates to abide, by the provisions of the first sentence of this paragraph with respect to any such inquiry, discussion, offer or proposal and the maker or makers thereof. The Company has agreed that it will be liable to the Purchasers for any breach of the covenants set forth in this paragraph by any Company Affiliate.

         Termination. The Purchase Agreement may be terminated at any time prior to the Second Closing, notwithstanding approval thereof by the stockholders of the Company (other than as set forth in clause (e) below), upon written notice of such termination by the terminating party to the other party setting forth the basis for such termination:

         (a) by mutual written consent of the Company and the Purchasers at any time prior to the Closing; or

         (b) by either the Purchasers or the Company if the Second Closing is not consummated by December 31, 1999 (provided that the right to terminate the Purchase Agreement under this provision shall not be available to any party whose failure to fulfill any obligation under the Purchase Agreement has been the cause of or resulted in the failure of the Second Closing to occur on or before such date); or

         (c) by either the Purchasers or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission issues a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Purchase Agreement; or

         (d) by the Purchasers or the Company, (i) if any representation or warranty of the other in the Purchase Agreement is untrue in any material respect when made, to the extent that such first party did not have actual knowledge of such breach as of the date of the Purchase Agreement or (ii) upon a breach in any material respect of any covenant or agreement on the part of the other set forth therein, in either case to the extent it would constitute a failure of the condition to the Second Closing of the first party (either (i) or (ii) above being a "Terminating Breach"); provided that, if such Terminating Breach is curable within ten business days after notice of a party's intent to terminate the Purchase Agreement, through the exercise of reasonable efforts, and for so long as the other party continues to exercise such reasonable efforts during such ten business day cure period, the termination shall be effective immediately following notice and such ten business day cure period and only if the Terminating Breach is not cured as of such time; or

         (e) (i) by the Company in the event of the exercise by the Company of a Company Fiduciary Out, but only if the Board has accepted an alternate offer or proposal (following valid exercise of a Company Fiduciary Out) prior to the approval by the stockholders of the Purchase Agreement and the related transactions at the Meeting or (ii) by the Purchasers (x) following the thirtieth day following the exercise by the Company of a Company Fiduciary Out if the Company has not ceased all communications with the applicable third party or third parties relating to an alternate offer or proposal or (y) following the acceptance by the Company of an alternate offer or proposal; provided that the Company agreed that it will not exercise a Company Fiduciary Out more than once with respect to any third party or group of third parties (or any affiliate of any of the foregoing);

         (f) by either the Company or the Purchasers in the event that the stockholders of the Company fail to approve the Purchase Agreement and the Transactions at the Meeting, or by the Purchasers if the Board fails to recommend that the stockholders of the Company approve the Purchase Agreement and the Transactions, or withdraws, modifies or changes such recommendation in a manner adverse to the Purchasers, or recommends to the stockholders of the Company an alternative transaction, or if the Board resolves to do any of the foregoing; or

         (g) by the Company on the 90th day following the date of written notice from the Antitrust Division of the Department of Justice or the Federal Trade Commission that such entity will seek to enjoin the Transactions absent an agreement to divest certain assets of either the Purchasers or the Company, unless the Purchasers or the Company have agreed to divest assets in accordance with such notice.

         In the event of the termination of the Purchase Agreement, the Purchase Agreement will become void and there will be no liability on the part of any party thereto except as set forth in this paragraph; provided that certain provisions will survive the termination thereof. In addition, in the event of a termination of the Purchase Agreement upon a Terminating Breach as a result of a breach by the Company of the covenants or agreements related to (i) the issuance and sale of the Preferred Stock or the Warrants, (ii) certain conduct pending the Second Closing, (iii) the prohibition on solicitation, (iv) the HSR Act, this Proxy Statement and the Meeting, (v) obtaining certain consents and approvals or (vi) using reasonable best efforts to take further actions in the event the Purchasers are the terminating party or paragraphs (e) or (f) in the immediately preceding paragraph regardless of the identity of the terminating party, the Company will pay $4,000,000 in cash to the Purchasers within five business days following the date of termination, which payment (together with any rights of the Purchasers described in the second or fourth paragraphs under the caption"--Survival and Certain Remedies" below), will constitute the sole and exclusive remedy of the Purchasers in the event of such a termination. With respect to any breach of the Purchase Agreement by either party, the other party has the right, which each of the parties acknowledged and accepted, to obtain specific performance of the Purchase Agreement and injunctive or other equitable relief to cure any such breach and the parties acknowledged and agreed that irreparable damage would occur in the event that any related provision of the Purchase Agreement is not performed in accordance with its specific terms or is otherwise breached, and further acknowledged and agreed that money damages are an inadequate remedy for any such breach because of the difficulty of ascertaining the amount of damage that would be suffered in the event of such breach.

         Survival and Certain Remedies. The representations, warranties, covenants and agreements of the parties contained in the Purchase Agreement expire at the Second Closing, except that the parties will have no rights with respect to representations and warranties following the Initial Closing other than pursuant to certain conditions to Closings, and except as set forth below, unless the Purchase Agreement is terminated following the Initial Closing.

         Notwithstanding anything to the contrary contained in the immediately preceding sentence, in the event the Company (a) had breached the representations or warranties related to reports and other documents filed with the SEC under the Exchange Act and the accuracy of the information contained therein and such breach or breaches, without giving effect to any qualification as to materiality contained in such representations and warranties, have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and the Purchasers make a written claim against the Company on or before March 31, 2000 relating thereto, then the Company shall purchase all of the outstanding Preferred Stock, Warrants and any shares of Common Stock or Non-Voting Common Stock issued upon conversion or exercise thereof for the "Breach Put Price," an amount in cash equal to the sum of (x) $83 million plus (y) an amount equal to the liquidation preference of any Preferred Stock received by the Purchasers as a dividend prior to the consummation of the purchase and (z) without duplication, all accrued and unpaid dividends (which if in shares of Preferred Stock will be valued at the liquidation preference thereof) on such securities prior to the consummation of the purchase; provided that a breach shall not be taken into account for such determination if (i) such breach were actually known to the Purchasers at the Second Closing, (ii) were not disclosed in writing by the Purchasers to the Company and (iii) constituted a failure of a condition to the Second Closing related to the failure of the representations and warranties of the Company to be true and correct as set forth in the Purchase Agreement. Any such purchase will be consummated as promptly as reasonably practicable following the date of such written claim, but in any event within six months, following receipt of such written claim from the Purchasers; provided that the Breach Put Price will be automatically due and payable upon a payment default in respect of, or an acceleration of, any indebtedness of the Company or any of its subsidiaries for borrowed money in excess of $5,000,000 in the aggregate.

         Following the Initial Closing, the provisions of the immediately foregoing paragraph shall constitute the sole and exclusive recourse and remedy available to the Purchasers with respect to the breach of any representation, warranty, covenant or agreement contained in the Purchase Agreement or in any related certificate delivered pursuant to the Purchase Agreement, except for matters involving fraud.

         In the event that the Purchase Agreement is terminated in accordance with its terms for any reason by either or both parties following the Initial Closing, the Purchasers will have the right, exercisable by written notice to the Company within 15 days following the date of termination, to require that the Company purchase all of the outstanding Preferred Stock and any outstanding shares of Common Stock or Non-Voting Common Stock issued upon conversion thereof for the "Second Closing Put Price," an amount in cash equal to the sum of (x) the approximately $33.5 million consideration in respect of the Initial Investment, (y) an amount equal to 111% of the liquidation preference of any Preferred Stock received as a dividend prior to the consummation of the purchase and (z) without duplication, all accrued and unpaid dividends (which if in shares of Preferred Stock shall be valued at 111% of the liquidation preference thereof) on the securities being purchased prior to the consummation of the purchase. Any such purchase shall be consummated as promptly as reasonably practicable, but in any event within six months, following receipt of such written claim from the Purchaser, provided that the Second Closing Put Price will be automatically due and payable upon a payment default in respect of, or an acceleration of, any indebtedness of the Company or any of its subsidiaries for borrowed money in excess of $5,000,000 in the aggregate. If the Purchasers do not exercise such right, the Company will have the right exercisable within 15 days following the last day the Purchasers could have given notice under the first sentence of this paragraph, to purchase the shares of Preferred Stock that have not been, or in connection with the exercise by the Company of such purchase right are not, converted into shares of Common Stock or Non-Voting Common Stock, at a price equal to the Second Closing Put Price within the time period and subject to the same acceleration as provided in the immediately preceding sentence. Upon such notice, holders of Preferred Stock will have a 15-day period in which to convert any of their outstanding Preferred Stock into Common Stock in accordance with the Series A Certificate. In the event that both the Purchasers and the Company do not elect to exercise their purchase right under this paragraph, the Company will issue to the Purchasers that number of shares of Preferred Stock equal to 11% of the number of shares of Preferred Stock that were received as dividends or were accrued as dividends and not paid as of the date of issuance contemplated by this sentence. Prior to the Second Closing, the Purchasers will not transfer any of the Preferred Stock unless the transferee agrees in writing, which will have been delivered to the Company, that the shares of Preferred Stock that it is acquiring are subject to the foregoing. Notwithstanding anything in this paragraph to the contrary, the Second Closing Put Price will be reduced by an amount equal to the portion of the approximately $33.5 million consideration in respect of the Initial Closing that the Chief Executive Officer of the Company has approved, authorized or recommended the release or transfer of from any segregated account set up by the Company to hold such amounts, which release or transfer was made without the prior written consent of a majority of the Non-Penske Capital Directors following the Initial Closing. In the event of any reduction of the Second Closing Put Price pursuant to the immediately preceding sentence, the number of securities which the Purchasers may require the Company to purchase at such reduced Second Closing Put Price will be equal to the product of (x) the number of securities otherwise subject to purchase, and (y) a fraction, the numerator of which is the Second Closing Put Price as reduced pursuant to the immediately preceding sentence, and the denominator of which is the Second Closing Put Price.

         Amendment; Waiver. The terms and provisions of the Purchase Agreement may be modified or amended, and any of the provisions thereof waived, temporarily or permanently, in a writing executed and delivered by the Company and the Purchasers. No waiver of any of the provisions of the Purchase Agreement will be deemed to or will constitute a waiver of any other provision thereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege thereunder will operate as a waiver thereof.

         STOCKHOLDERS AGREEMENT

         On the Initial Closing Date, the Company, the Purchasers and the Significant Stockholders entered into a Stockholders Agreement (the "Stockholders Agreement"), providing for the composition of the Board (and voting agreements in respect thereof), restrictions on the acquisition and transfer of securities of the Company and certain covenants. The Stockholders Agreement will terminate on the earliest of (a) the termination of the Purchase Agreement, (b) in the event the Second Closing does not occur on or prior to December 31, 1999, January 1, 2000 and (c) December 31, 2009; provided that, certain of the provisions described below will terminate as described below.

         Board Composition. From the Initial Closing Date through and including the Second Closing Date, the Purchasers and the Significant Stockholders agreed to use their reasonable best efforts to have the Board consist of seven persons as follows: (a) Roger S. Penske and two additional Penske Capital Designees, (b) one director nominated by Trace, (c) the chief operating officer of the Company as of the date immediately prior to the Initial Closing Date, or in his absence, another person designated by two directors who were members of the Audit Committee of the Board as of December 31, 1998 and who shall be selected by such Audit Committee (and after the Initial Closing Date persons nominated by the immediately preceding directors who are not affiliates of either the Purchasers or their respective affiliates (other than the Company)) ("Independent Directors") and (d) two Independent Directors.

         The Purchasers and the Significant Stockholders have further agreed to use their reasonable best efforts to:

         (a) prior to the Second Closing Date, (i) expand the size of the Board to nine persons effective as of the Second Closing Date and (ii) nominate for election by the Company's stockholders, two additional Penske Capital Designees to fill the vacancies created by the expansion of the size of the Board;

         (b) on the Second Closing Date, fill the vacancies created by the expansion of the size of the Board with the directors elected by the stockholders of the Company; and

         (c) from and after the earlier of (x) the first meeting of stockholders of the Company following the Second Closing Date and (y) the first vacancy on the Board following the Second Closing Date, cause the Board to consist of (i) Roger S. Penske and four additional Penske Capital Directors, (ii) one director nominated by Trace and (iii) three Independent Directors.

         The Purchasers and the Significant Stockholders have agreed to vote all voting securities of the Company in favor of the persons to be nominated as directors pursuant to the foregoing. In addition, in the event that, at any time following the Second Closing, the "beneficial ownership" (as defined in Rule 13d-5 of the Exchange Act) in the Company of the Purchasers, excluding as a result of unexercised Warrants, is reduced below 20%, the number of Penske Capital Designees will be reduced by one for each 2.5% decrease in beneficial ownership. In addition, the right of the Purchasers or Trace to designate directors pursuant to the Stockholders Agreement will be suspended at such time as either the Purchasers' or Trace's beneficial ownership in the Company is reduced below 10% or, in the case of the Purchasers, if (a) they are in default in respect of their covenant to cause Mr. Penske to serve as Chairman and Chief Executive Officer of the Company for the time periods specified below (other than as a result of his death, incapacity or capture and detention) or (b) one or both of the Purchasers has requested that the Company repurchase all or a portion of its Common Stock, Non-Voting Common Stock or other equity securities of the Company beneficially owned by a Purchaser (including securities convertible to or exercisable or exchangeable for, such securities ("Restricted Securities")) pursuant to the Purchase Agreement.

         In the event that the right of the Purchasers or Trace to nominate directors is reduced pursuant to the provisions of the Stockholders Agreement discussed in the preceding paragraph, the Purchasers and the Significant Stockholders will use their reasonable best efforts to have the successors to such directors both: (a) be selected by a majority of the remaining Board, excluding the director whose position is no longer entitled to be designated by Trace or the Purchasers and (b) not be affiliates of the Purchasers and their affiliates (other than the Company and its subsidiaries). Upon the exercise by the Purchasers of their rights described in the second or fourth paragraphs under the caption "--Purchase Agreement--Survival and Certain Remedies" above, the Purchasers will cause all of the Penske Capital Designees to immediately resign from the Board.

         The provisions relating to Board composition described above shall terminate on the third anniversary of the Initial Closing Date.

         Composition of Committees of the Board. From the Initial Closing Date through the Second Closing Date, the Purchasers and the Significant Stockholders have agreed to use their reasonable best efforts to have Penske Capital Designees appointed to committees of the Board as follows: (a) Penske Capital Designees will be appointed to constitute no less than one-half of the members of the Company's Executive Committee, if any; and (b) one Penske Capital Designee will be appointed to each other committee of the Board. From and after the Second Closing Date, the Purchasers and the Significant Stockholders have agreed to use their reasonable best efforts to have the Compensation Committee of the Board consist of Roger S. Penske, one additional Penske Capital Designee and two Independent Directors. These provisions relating to composition of committees of the Board shall terminate on the third anniversary of the Initial Closing Date.

         Standstill Provisions and Transfer Restrictions. At any time prior to the third anniversary of the Initial Closing Date, each of the Purchasers and the Significant Stockholders will not (and will cause its affiliates not to) either alone or as part of a "group" (as such term is used in Section 13d-5 (as such rule is currently in effect) of the Exchange Act), directly or indirectly:
(a) acquire or seek to acquire, by purchase or otherwise, ownership (including, but not limited to, beneficial ownership) of (i) any capital stock of the Company, or direct or indirect rights (including convertible securities) or options to acquire such capital stock or (ii) any of the assets or businesses of the Company, or direct or indirect rights or options to acquire such assets or businesses; (b) offer, seek or propose to enter into any transaction of merger, consolidation, sale of substantial assets or any other business combination involving the Company or any of its affiliates, whether or not any parties other than the Purchasers or the Significant Stockholders or their respective affiliates are involved; (c) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company of any of its affiliates, except as provided for in "--Board Composition" above; (d) initiate or propose any stockholder proposals for submission to a vote of stockholders, whether by action at a stockholder meeting or by written consent, with respect to the Company or any of its affiliates, or except as provided in the Stockholders Agreement, propose any person for election to the Board; (e) disclose to any third party, or make any filing under the Exchange Act, including, without limitation, under Section 13(d) thereof, disclosing, any intention, plan or arrangement inconsistent with the foregoing; (f) form, join or in any way participate in a group to take any actions otherwise prohibited by the Stockholders Agreement; (g) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing; or (h) make any public announcement with respect to any of the foregoing. Notwithstanding the foregoing, the provisions set forth in (a) through (h) above will not prohibit
(i) any transaction by the Purchasers or a Significant Stockholder approved by either (1) a majority of the members of the Board who are neither designated by such party nor otherwise affiliated therewith or (2) a majority of the stockholders of the Company other than such party and its affiliates; (i) in the case of the Purchasers, the acquisition of securities pursuant to the terms of the Purchase Agreement; (iii) in the case of the Purchasers, AIF and Aeneas, the acquisition of securities or of beneficial ownership of securities if, after giving effect to such acquisition, the beneficial ownership of such party in the Company is less than or equal to 49%; (iv) in the case of the Purchasers, a tender offer for all, but not less than all, of the outstanding Common Stock and Non-Voting Common Stock of the Company or a merger with or into the Company; (v) the granting by the Board of options to affiliates of the Purchasers or the Significant Stockholders; or (vi) the exercise of stock options.

         Until the third anniversary of the Initial Closing Date, neither the Purchasers nor Trace will transfer any of its Restricted Securities except: (a) as part of a merger, consolidation or amalgamation of the Company or a tender offer for Common Stock and Non-Voting Common Stock of the Company which is open to all stockholders of the Company; (b) in the case of a Purchaser, a transfer of Common Stock or Non-Voting Common Stock in compliance with provisions related to "Tag-Along Rights" discussed in the following paragraph to a transferee that has agreed to comply with the provisions thereof; (c) to a wholly owned subsidiary which has become a party to the Stockholders Agreement, which will constitute an agreement by such person that it and the Restricted Securities that it acquires shall be bound by and entitled to the benefits of the Stockholders Agreement; (d) pursuant to a "brokers' transaction" (as such term is defined in Rule 144(g) under the Securities Act) or pursuant to an underwritten public offering of Common Stock or Non-Voting Common Stock; or (e) to a pledgee of the Restricted Securities pursuant to a pledge (or other security) agreement existing as of the date of the Stockholders Agreement.

         Tag Along Rights. In the event either or both of the Purchasers desires to transfer any Restricted Securities at any time prior to the third anniversary of the Initial Closing Date, such Purchaser will notify AIF and Aeneas (the "Tag-Along Stockholders") in writing, of such proposed transfer and its terms and conditions (the "Tag-Along Notice"). Within ten business days of the date of the Tag-Along Notice, each Tag-Along Stockholder will notify the Purchasers if it elects to participate in such transfer. Any such Tag-Along Stockholder that fails to notify either Purchaser within such ten business day period will be deemed to have waived its rights to participate in such transfer. Each such Tag-Along Stockholder that so notifies the Purchasers has the right to transfer, at the same price per share of Common Stock or Non-Voting Common Stock and on the same terms and conditions as the applicable Purchaser, an amount of shares equal to the shares the transferee actually proposes to purchase multiplied by a fraction, the numerator of which will be the number of shares of Common Stock or Non-Voting Common Stock issued and owned by such Tag-Along Stockholder and the denominator of which will be the aggregate number of shares of Common Stock and Non-Voting Common Stock issued and owned by such Purchaser (or both Purchasers, if both are selling pursuant to such transaction) and each other Tag-Along Stockholder exercising its rights under the foregoing (assuming for purposes of calculating such fraction the conversion of all convertible securities and the exercise of all options and warrants held by the Purchasers and each other Tag-Along Stockholder exercising its rights under this provision).

         In the event of any purported transfer of any Restricted Securities in violation of the Stockholders Agreement, such purported transfer will be void and of no effect, and no dividend of any kind whatsoever nor any distribution pursuant to liquidation or otherwise will be paid by the Company to the purported transferee in respect of such Restricted Securities (all such dividends and distributions being deemed waived), and the voting rights of such Restricted Securities, if any, on any matter whatsoever will remain vested in the transferor, and the transferor will not be relieved of any of its obligations under the Stockholders Agreement as the holder of such Restricted Securities. In the event of such a non-complying transfer, the Company will not transfer any such Restricted Securities on its books or recognize the purported transferee as a stockholder, for any purpose, until all applicable provisions of the Stockholders Agreement have been complied with.

         Until the second anniversary of the Initial Closing Date, (a) each of the Purchasers will not register or permit any transfer of the membership interests in such entity by Penske Corporation or Penske Capital, except pursuant to a pro rata transfer by all of the members of interests valued at up to $15 million to certain members of the Company's management (a "Management Incentive Transfer") and (b) Penske Corporation and Penske Capital will not transfer any interest in the Purchasers or Restricted Securities, except for a Management Incentive Transfer.

         Covenants. From and after the Initial Closing Date, the Purchasers will cause Roger S. Penske:

         (a) to serve as the Chairman of the Board until the third anniversary of the Second Closing Date and as Chief Executive Officer of the Company until the second anniversary of the Second Closing Date; provided, however, such obligation will cease if as a result of the reduction in the number of directors that may be designated by the Purchasers or suspension of the right to designate directors discussed above, Penske Capital Directors will no longer constitute a majority of the Board, and provided further, that upon exercise by the Purchasers of their rights described in the second or fourth paragraphs under the caption "--Purchase Agreement--Survival and Certain Remedies" described above, Roger S. Penske will promptly, but in no event later than the business day immediately following such exercise, resign as Chairman of the Board, as a Director and as Chief Executive Officer; and

         (b) to receive compensation payable by the Company no greater than: (i) salary of $1 per annum, (ii) a bonus determined by the Compensation Committee of the Board and (iii) options for 400,000 shares of Common Stock with an exercise price of $10.00 per share to be granted on the Second Closing Date. Such options will vest in equal installments over a three year period from and after the Initial Closing Date, so long as Mr. Penske continues to serve as Chairman of the Board.

         From and after the Initial Closing Date, all consents, waivers, amendments or other actions on the part of the Company under the Purchase Agreement and the other agreements with the Purchasers contemplated by the Purchase Agreement will be undertaken under the direction of a majority of the Board (excluding for such purposes the Penske Capital Designees and any other directors affiliated with either Purchaser).

         From the date of the Stockholders Agreement through the third anniversary of the Initial Closing Date, the Company will use its reasonable best efforts to maintain effective a registration statement relating to the sale by Trace of its Restricted Securities, including, without limitation, filing accountants' consents and updating the disclosure for material developments. Trace will reimburse the Company for its reasonable out-of-pocket expenses incurred in connection with keeping such registration statement effective.

         REGISTRATION RIGHTS AGREEMENT

         On the Initial Closing Date, the Company and the Purchasers entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Purchasers were granted "demand" and "piggyback" registration rights.

         Demand Registration Rights. Pursuant to the terms of the Registration Rights Agreement, on three occasions, the Purchasers may require the Company to effect the registration under the Securities Act of all or part of their Common Stock, (or shares thereof issued or issuable upon the conversion, exercise or exchange of any shares of the Preferred Stock, the Warrants or any other Common Stock equivalents held by the Purchasers). The Company will, upon notice of such demand, use its reasonable best efforts to effect the registration under the Securities Act of such securities. The Company will keep such registration statement effective for a period of at least 180 days (or such shorter period terminating when all securities covered thereby have been sold pursuant thereto). In addition, other stockholders of the Company who are entitled to include securities in any registration demanded by the Purchasers may do so; provided that the securities of such other stockholders will be excluded in the event that market factors require a limitation on the number of shares to be included in such registration. The Purchasers will select the underwriters of each underwritten demand registration, subject to the approval of the Company (not to be unreasonably withheld or delayed). In the event that the managing underwriter of any underwritten offering will inform the Purchasers that the securities covered thereby cannot be sold in such offering within a price range acceptable to the Purchasers, the Purchasers may cause the Company to abandon or withdraw such registration statement (and in such event, such demand for registration will not be counted against the three that the Purchasers are entitled to). The Company may, once in any six-month period, postpone for a reasonable period of time (not to exceed 90 days) the filing of any registration statement required to be prepared and filed by it if, in its reasonable judgment, such registration would materially interfere with any material transaction involving the Company.

         Piggyback Registration Rights. The Purchasers are also entitled to request (following notice by the Company) inclusion in any registration of securities by the Company on Forms S-1, S-2 or S-3 under the Securities Act, of all or part of their Common Stock, (or shares thereof issued or issuable upon the conversion, exercise or exchange of any shares of the Preferred Stock, the Warrants or any other Common Stock equivalents held by the Purchasers), and upon such request, the Company will use its reasonable best efforts to include in such registration all of the securities requested by the Purchasers to be included. In the event that a managing underwriter of any underwritten offering pursuant to which the Purchasers have requested inclusion of its securities informs the Company that such securities, when added to the other securities to be included in such registration, would materially adversely affect such offering, then the Company will include in such registration, first: all of the securities to be offered for its own account or by any other stockholder exercising "demand" registration; and second: thereafter (to the extent that the offering is not materially adversely affected) the securities requested to be included by the Purchasers and any other securities requested to be included by other stockholders of the Company having the right to include such securities, on a pro rata basis (based on the amount of securities held or obtainable by conversion, exercise or exchange of other securities).

         The Company has agreed to pay all expenses incident to the registration and disposition of the securities registered pursuant to the Registration Rights Agreement (other than underwriting discounts and commissions in respect thereof, which shall be paid by the Purchasers). The Registration Rights Agreement contains customary provisions relating to registration procedures and indemnification and contribution relating to the exercise by the Purchasers of their registration rights thereunder.

         STOCKHOLDER VOTING AGREEMENTS

         In connection with the Purchase Agreement, on April 12, 1999, each of the Significant Stockholders entered into a Stockholder Voting Agreement (each a "Stockholder Voting Agreement") pursuant to which, for so long as the Stockholder Voting Agreement is in effect, in any meeting of stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, such Significant Stockholders will vote, or, if applicable, give consents with respect to, all of the Common Stock owned by such Significant Stockholder (and any other shares of Common Stock over which such Significant Stockholder has voting power) (collectively, "Voting Agreement Shares") that are held on the record date applicable thereto in favor of (i) the Purchase Agreement, (ii) the Transactions and (iii) any actions required in furtherance thereof. Any such vote will be cast or consent will be given in accordance with such procedures relating thereto as will ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. In addition, upon the written request of Purchasers, each Significant Stockholder, in furtherance of the transactions contemplated by the Stockholder Voting Agreements and by the Purchase Agreement, and in order to secure the performance by such Significant Stockholder of its duties under the Stockholder Voting Agreement, will promptly execute, in accordance with the provisions of
Section 212 of the DGCL, and deliver to Purchasers an irrevocable proxy, and irrevocably appoint the Purchasers or its designees, with full power of substitution, its attorney and proxy to vote or, if applicable, to give consent with respect to, all Voting Agreement Shares with regard to any of the matters referred to above at any meeting of the stockholders of the Company, however called, or in connection with any action by written consent by the stockholders of the Company. Pursuant to the Stockholder Voting Agreement, each Significant Stockholder acknowledged and agreed that (i) such proxy, if and when given, will be coupled with an interest, will be irrevocable and will not be terminated by operation of law or otherwise upon the occurrence of any event, except as provided in the Stockholders Voting Agreement and, among other things, constituted an inducement for the Purchasers to enter into the Purchase Agreement, and (ii) no subsequent proxies with respect to the Voting Agreement Shares will be given (and if given will not be effective), with respect to any of the matters referred to in the first sentence of this paragraph.

         From and after the date of the Stockholder Voting Agreement, each Significant Stockholder has agreed not to: (i) sell, transfer, pledge, assign, hypothecate, encumber, tender or otherwise dispose of, or enter into any contract with respect to the sale, transfer, pledge, assignment, hypothecation, encumbrance, tender or other disposition of, any shares of Common Stock beneficially owned by such Significant Stockholder; (ii) grant any proxies with respect to any Voting Agreement Shares, deposit any Voting Agreement Shares into a voting trust or enter into a voting or option agreement with respect to any Voting Agreement Shares; (iii) take any action, directly or indirectly through any of its affiliates (other than the Company or any of its subsidiaries), which the Company is prohibited from taking under the prohibitions on solicitation contained in the Purchase Agreement; (iv) vote in any manner (i.e., by ballot, proxy, written consent or otherwise) any Voting Agreement Shares in favor of any other transaction that is proposed by any person (including the Company) as an alternative to the transactions contemplated by the Purchase Agreement; or (v) take any action which would make any representation or warranty of a Significant Stockholder contained in the Stockholder Voting Agreement untrue or incorrect or prevent, burden or materially delay the consummation of the transactions contemplated thereby; provided, however, that a Significant Stockholder may take any action described in clause (i) or (ii) above if any third party which obtains the right to vote any Voting Agreement Shares as a result of such action assumes (in a writing executed by any such third party and delivered to the Purchasers) such Significant Stockholders' obligations under the Stockholder Voting Agreement with respect to such Voting Agreement Shares. Each Significant Stockholder has agreed that from and after the date of the Stockholder Voting Agreement through and including the date it is terminated, without the prior written consent of the Purchasers, which may be withheld in the Purchasers' sole discretion, such Significant Stockholder will not vote or give any consent with respect to any Shares in favor of an alternative transaction (as contemplated by the Purchase Agreement) other than an alternative transaction involving the sale of all or substantially all of the capital stock or assets of the Company. The Stockholder Voting Agreement will terminate at the earlier of (i) the Second Closing Date, (ii) December 31, 1999 and (iii) the date the Purchase Agreement is terminated pursuant to the terms thereof; provided that the parties will continue to be liable for any breach thereof following any such termination. In addition, a Significant Stockholder may terminate its respective Stockholder Voting Agreement on or after the 2-month anniversary of the Initial Closing Date (as defined in the Purchase Agreement) by written notice to Purchasers if this Proxy Statement has not been filed with the SEC prior to such date, and the parties are not working reasonably diligently to file this Proxy Statement with the SEC.

         COGAN AGREEMENT

         In connection with the Purchase Agreement, on April 12, 1999, the Company and Marshall S. Cogan entered into the Cogan Agreement pursuant to which, on the Initial Closing Date, Mr. Cogan resigned as Chief Executive Officer of the Company. The Cogan Agreement provides that Mr. Cogan may not compete with the Company in the continental United States, Puerto Rico or any other geographical area where the Company or any of its subsidiaries is doing or specifically intends to do business. Mr. Cogan is also disallowed from disclosing proprietary information of the Company and from enticing away any employees of the Company or its subsidiaries. These covenants are effective until December 31, 2005, except for the requirement to hold the Company's proprietary information in confidence, which continues in effect.

         The Cogan Agreement also prohibits Mr. Cogan, from the date thereof until the third Anniversary of the Initial Closing, from (a) acquiring or offering to acquire (directly or indirectly) any shares of the Company's capital stock (or director or indirect rights or options to acquire such capital stock) or any assets or businesses of the Company; (b) offering, seeking or proposing to enter into any transaction of merger, consolidation, sale of substantial assets or any other business combination involving the Company or any of its affiliates; (c) making, or in any way participating, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or becoming a "participant" in any "election contest" (as such terms are defined or used in Rule 14a 11 under the Exchange
Act) to vote, or seeking to advise or influence any person or entity with respect to the voting of, any voting securities of the Company of any of its affiliates, except as set forth in the Stockholders Agreement; (d) initiating or proposing any stockholder proposals for submission to a vote of stockholders, whether by action at a stockholder meeting or by written consent, with respect to the Company or any of its affiliates, or except as provided in the Stockholders Agreement, proposing any person for election to the Board; (e) disclosing to any third party, or making any filing under the Exchange Act, including, without limitation, under Section 13(d) thereof disclosing, any intention, plan or arrangement inconsistent with the foregoing; (f) forming, joining or in any way participating in a group to take any actions otherwise prohibited by the Cogan Agreement; (g) entering into any discussions, negotiations, arrangements or understandings with any third party or making any public announcement with respect to any of the foregoing.

         The Cogan Agreement does not prohibit (1) Mr. Cogan from taking any of the aforementioned actions in the event that the transaction has been approved by (i) a majority of the members of the Board who are neither designated by or otherwise affiliated with Trace or (ii) a majority of the stockholders of the Company other than Trace and its affiliates; (2) the acquisition of any shares of capital stock or options or other rights to acquire such capital stock granted or to be granted pursuant to agreements between the Company and Mr. Cogan or his affiliates in effect on the date of the Cogan Agreement; (3) the issuance to Mr. Cogan of any shares of the Company's capital stock or options or other rights to acquire such capital stock pursuant to a dividend or other distribution to the holders of such capital stock generally; (4) the issuance to Mr. Cogan of any shares of the Company's capital stock or options or other rights to acquire such capital stock as compensation for Mr. Cogan's service as a member of the Board or any committee thereof; or (5) the issuance to Mr. Cogan of the options included as part of the consideration paid to Mr. Cogan in respect of the Cogan Agreement and the receipt of Common Stock upon exercise of stock options.

         Pursuant to the Cogan Agreement, the Company will pay Mr. Cogan: (a) from and after the date of Mr. Cogan's resignation until December 31, 1999, Mr. Cogan's current base salary; (b) from and after January 1, 2000 until December 31, 2005, an amount equal to $750,000 per annum, payable bi-weekly; (c) on the Second Closing Date, (i) a cash payment of $250,000 and (ii) fully vested options to purchase 400,000 shares of Common Stock at an exercise price of $10.00 per share. In addition, the Company will pay to Mr. Cogan 25% of any compensation or bonus directly or indirectly paid by the Company to or applied for Mr. Penske through December 31, 2005 in cash, stock, options, warrants or other remuneration; provided, however, that this provision will not apply to the initial grant of 400,000 options to Mr. Penske. Mr. Cogan acknowledged that no amounts will be payable to him pursuant to the immediately preceding sentence unless and until any such bonus payment is actually made to or applied for the benefit of Mr. Penske. The Company will, until December 31, 2005, provide semi-annual statements to Mr. Cogan showing all compensation received by Mr. Penske in the two preceding quarters not later than thirty (30) days after the conclusion of such period. In the event that the Company defaults under the Cogan Agreement, Mr. Cogan will be entitled to accelerate and demand the immediate payment of all remaining amounts due to him under the Cogan Agreement, provided that such acceleration and demand will not take place until 30 days following receipt by the Company of written notice from or on behalf of Mr. Cogan specifying such default, and only if such default is not cured as of the end of such 30-day period. If such default is not so cured as of the end of such 30-day period, Mr. Cogan will thereafter no longer be subject to any obligations or restrictions under the Cogan Agreement until such time as the Company pays in full to Mr. Cogan all amounts due (following acceleration, as described in the immediately preceding sentence).

         In the event that (i) the Second Closing does not occur on or prior to December 31, 1999 or (ii) the Purchasers exercise their rights described in the second or fourth paragraphs under the caption "--Purchase Agreement--Survival and Certain Remedies" described above, then, in either case: (Y) the Cogan Agreement shall terminate from and after the date of such termination or such exercise as applicable, and thereafter shall be of no further effect and (Z) the Company will reinstate Mr. Cogan as Chief Executive Officer of the Company, with the same salary, bonus, benefits and other compensation (in each case, commencing as of the date of such reinstatement) as Mr. Cogan was entitled to for the 1999 fiscal year.

DESCRIPTION OF THE SERIES A PREFERRED STOCK, THE SERIES B PREFERRED STOCK AND THE WARRANTS

         The terms of the Series A Preferred Stock and the Series B Preferred Stock are governed by the Series A Certificate and the Series B Certificate, respectively, each of which was filed with the Secretary of State of the State of Delaware on April 30, 1999. The Series A Certificate was filed as Exhibit 4.5 to the Company's Current Report on Form 8-K, filed with the SEC on May 10, 1999, and is incorporated by reference herein. The Series B Certificate is attached hereto as Exhibit E and is incorporated by reference herein.

         SERIES A PREFERRED STOCK

         The Board has authorized, subject to approval of the stockholders at the Meeting (in respect of the Second Investment), the issuance of the Series A Preferred Stock to the Purchasers in accordance with the terms of the Purchase Agreement. Pursuant to the Series A Certificate, the number of shares constituting the Series A Preferred Stock shall be 10,000, and the Company may issue up to 8,300 as an original issuance and such number of additional shares as is required to pay dividends in-kind thereon.

         Rank. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank pari passu with the Series B Preferred Stock and senior to the Common Stock, Non-Voting Common Stock and all other capital stock of the Company.

         Dividends. When, as and if declared by the Board, the holders of Series A Preferred Stock will be entitled to receive (subject to the restrictions on the payment of dividends contained in the Indenture, cumulative dividends at an annual rate of 6.50% of the "Liquidation Preference" per share of Series A Preferred Stock of $9,000 (which will increase to $10,000 at the Second Closing) plus accrued but unpaid dividends. Such dividends will accrue from and after the date of issuance of the Series A Preferred Stock and shall be payable semi-annually in arrears. In addition, dividends paid on or prior to the second anniversary of the date of issuance will be payable in the form of additional shares of Series A Preferred Stock, and thereafter will be payable in cash. In the event that dividends paid in any calendar year in respect of a share of Common Stock exceed the aggregate amount of dividends paid in respect of a share of Series A Preferred Stock, each share of Series A Preferred Stock will be entitled to receive the amount of such excess and dividends otherwise payable on the Series A Preferred Stock will be reduced by the amount of such payment. Unless all accumulated and unpaid dividends on the Series A Preferred Stock will have been declared and paid, no dividend or other distribution in cash, shares of stock or other property on the Common Stock, Non-Voting Common Stock or other capital stock of the Company will be declared, paid or set apart for payment without the unanimous approval of the Board. Dividends in respect of the Series A Preferred Stock will accrue whether or not paid, and dividends not paid on any payment date will accrue additional dividends at a rate of 6.50% of the Liquidation Preference.

         Voting Rights. So long as any of the Series A Preferred Stock is outstanding, each share of Series A Preferred Stock will entitle the holder thereof to vote on all matters submitted to a vote of the stockholders of the Company, voting together as a single class with the holders of Common Stock. the holders of each share of Series A Preferred Stock will be entitled to vote with respect to each share of Series A Preferred Stock held by each such holder a number of votes equal to the number of votes which could be cast in such vote by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible (as adjusted) on the record date for such vote. In addition, so long as any shares of Series A Preferred Stock issued pursuant to the Purchase Agreement are outstanding, the affirmative vote of the holders of a majority of the shares of Series A Preferred Stock outstanding at the time of such vote will be required in order to:

         (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes or series within a class of the Company's capital stock ranking prior to (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winging
up) or pari passu with, the Series A Preferred Stock (other than as contemplated in the Series A Certificate);

         (ii) increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of, Series A Preferred Stock other than as required by the Series A Certificate; or

         (iii) authorize, adopt or approve an amendment to the Certificate of Incorporation or the Series A Certificate which would increase or decrease the par value of the Series A Preferred Stock, or alter or change the powers, preferences or special rights of the Series A Preferred Stock.

         The foregoing rights of holders of shares of Series A Preferred Stock to take any actions may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose or at any adjournment thereof or by the written consent. So long as such right to vote continues, the Chairman of the Board may call, and if the holders of Series A Preferred Stock are to vote separately as a single class, upon the written request of holders of record of 20% of the outstanding shares of Series A Preferred Stock, the Chairman of the Board will call, a special meeting of the holders of shares of Series A Preferred Stock entitled to vote as provided therein. At each meeting of stockholders at which the holders of shares of Series A Preferred Stock will have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of one-half of the total number of shares of Series A Preferred Stock then outstanding and entitled to vote on the matter will be necessary and sufficient to constitute a quorum.

         For the taking of any action as provided in (i) through (iii) above by the holders of shares of Series A Preferred Stock, each such holder shall have one vote per share of Series A Preferred Stock.

         Restrictions on Dividends, Redemption and Repurchase. Whenever any dividend payable on the Series A Preferred Stock pursuant to the Series A Certificate has not been paid in full, the Company will not declare or pay dividends, or make any other distributions, on any shares of capital stock of the Company ranking on a parity with or junior to the Series A Preferred Stock (such stock "Parity Stock" and "Junior Stock," as applicable).

         Whenever dividends on the Series A Preferred Stock have been paid in full, the Company will not redeem, purchase or otherwise acquire for consideration any shares of Parity Stock or Junior Stock, other than (i) pursuant to the exercise of outstanding options and warrants and (ii) the repurchase of shares of capital stock or securities convertible into or exchangeable for capital stock of the Company held by employees of the Company upon the termination of their employment. The Company will not permit any of its subsidiaries to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, pursuant to the Series A Certificate, purchase such shares at such time and in such manner.

         Redemption. The Company will, following the third anniversary of the initial issue date of the Series A Preferred Stock, have the right, at its sole option and election, to redeem all or any portion of the then outstanding shares of Series A Preferred Stock pro rata for an amount per share equal to the Liquidation Preference as of the redemption date if the closing price per share of Common Stock for at least 20 out of 30 consecutive trading days immediately preceding the date of the redemption notice is equal to or greater than 150% of the then applicable conversion price of the Series A Preferred Stock as of the first day of such 30-day period.

         Any purchase or conversion effected pursuant to the rights described in the second or fourth paragraphs under the caption "--Purchase Agreement-- Survival and Certain Remedies" by the Purchasers or the Company will apply to all shares of Series A Preferred Stock (and, with respect to a purchase, any shares convertible therefor), whether or not the holder thereof is a Purchaser.

         Liquidation, Dissolution or Winding-up. In the event of any bankruptcy or insolvency of the Company or if the Company otherwise liquidates, dissolves or winds up, after payment or provision for the payment for the debts and other liabilities of the Company (each, a "Liquidation"), no distribution will be made to the holders of shares of Junior Stock or Parity Stock unless, prior thereto, the holders of shares of Series A Preferred Stock, subject to the adjustment provisions described below, shall have received the Liquidation Preference with respect to each share held by holders of the Series A Preferred Stock; provided, however, that, if the amount which would have been paid upon any such Liquidation in respect of the aggregate number of shares of Common Stock into which the Series A Preferred Stock is then convertible, divided by the number of shares of Series A Preferred Stock then outstanding, is greater than the Liquidation Preference (without giving effect to any Liquidation Preference in favor of the holders of Series A Preferred Stock), then the holders of Series A Preferred Stock will be entitled to receive in such Liquidation such greater amount for each share of Series A Preferred Stock then issued and outstanding. If, upon any such liquidation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred Stock and the Series B Preferred Stock are insufficient to permit payment of the full amount of the Liquidation Preference with respect to each share of Series A Preferred Stock and each share of Series B Preferred Stock, then the entire assets of the Company to be distributed among the holders of the Series A Preferred Stock and Series B Preferred Stock will be distributed ratably among such holders in accordance with the number of shares of Series A Preferred Stock and Series B Preferred Stock held by each such holder in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. After the payment to the holders of shares of the Series A Preferred Stock of the full amount of any liquidating distribution to which they are entitled under the Series A Certificate, the holders of the Series A Preferred Stock as such will have no right or claim to any of the remaining assets of the Company.

         Conversion. Subject to the provisions for adjustment set forth below, each share of Series A Preferred Stock will be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Liquidation Preference by the conversion price, each as of the conversion date. The conversion price will initially be $9.00, and will be increased to $10.00 at the Second Closing (or such other economically equivalent amount reflecting any adjustment to the conversion price between the Initial Closing and the Second Closing) and shall be further subject to adjustment as provided below. The conversion right is exercisable at the option of the holder at any time. In case any shares of Series A Preferred Stock are to be redeemed, the right of conversion will cease and terminate as to the shares of Series A Preferred Stock to be redeemed at the close of business on the business day preceding the redemption date. In connection with the conversion of any shares of Series A Preferred Stock into Common Stock, no fractions of shares of Common Stock will be issued, but in lieu thereof the Company will pay a cash adjustment in respect of such fractional interest. Upon conversion, the Company will pay to the holder of shares of Series A Preferred Stock so converted out of funds legally available, an amount equal to any accrued and unpaid dividends on the shares of Series A Preferred Stock surrendered for conversion to the date of such conversion, together with cash in lieu of any fractional interest of such holder.

          In case the Company at any time or from time to time after the Initial Closing Date (A) pays a dividend or makes a distribution on the outstanding shares of Common Stock or Non-Voting Common Stock in shares of Common Stock or Non-Voting Common Stock (as applicable), (B) subdivides the outstanding shares of Common Stock or Non-Voting Common Stock, (C) combines the outstanding shares of Common Stock or Non-Voting Common Stock into a smaller number of shares or
(D) issues by reclassification of the shares of Common Stock or Non-Voting Common Stock any shares of capital stock of the Company, then, and in each such case, the conversion price in effect immediately prior to such event will be adjusted so that the holder of any shares of Series A Preferred Stock thereafter surrendered for conversion into Common Stock will be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or been entitled to receive after the happening of any of the events described above, had such shares of Series A Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date thereof, whichever is earlier; provided that, no such adjustment will be made in connection with any Transaction, as described below.

          In case the Company issues shares of Common Stock or Non-Voting Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock or Non-Voting Common Stock) (collectively, "Additional Shares") after the Initial Closing Date at a price per share (or having a conversion price per share) less than the conversion price as of the date of issuance of such shares (or, in the case of convertible or exchangeable securities, less than the conversion price as of the date of issuance of the rights, warrants or other securities in respect of which shares of Common Stock or Non-Voting Common Stock were issued), then, and in each such case, the conversion price will be reduced to an amount determined by multiplying (A) the conversion price in effect on the day immediately prior to such date by (B) a fraction, the numerator of which will be the sum of (1) the number of shares of Common Stock and Non-Voting Common Stock outstanding immediately prior to such sale or issue, multiplied by the then applicable conversion price per share (the "Adjustment Price") and (2) the aggregate consideration receivable by the Company for the total number of shares of Common Stock and Non-Voting Common Stock so issued (or into or for which the rights, warrants or other convertible securities may convert or be exercisable), and the denominator of which will be the sum of (x) the total number of shares of Common Stock and Non-Voting Common Stock outstanding immediately prior to such sale or issue and (y) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted or exercised), multiplied by the Adjustment Price. If, subsequent to the date of issuance of such rights, warrants or other convertible securities, the exercise or conversion price thereof is reduced, such aggregate amount will be recalculated and the conversion price will be adjusted retroactively to give effect to such reduction. On the expiration of any option or the termination of any right to convert or exchange any securities into Additional Shares, the conversion price then in effect will forthwith be increased to the conversion price which would have been in effect at the time of such expiration or termination (but taking into account other adjustments made following the time of issuance of such options or securities) had such option or security, to the extent outstanding immediately prior to such expiration or termination, never been issued. The foregoing adjustment provisions will not apply to the issuance of (i) any shares of Common Stock or Non-Voting Common Stock (whether treasury shares or newly issued shares) (A) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock or Non-Voting Common Stock requiring an adjustment in the conversion price pursuant to the second paragraph of this sub-section; (B) pursuant to any restricted stock or stock option plan or program of the Company involving the grant of options or rights to acquire Common Stock or Non-Voting Common Stock to directors, officers and employees of the Company and its subsidiaries so long as the granting of such options or rights has been approved by the full Board or a committee of the Board on which a director designated by a majority of the holders of the Series A Preferred Stock is a member; (C) pursuant to any option, warrant, right, or convertible security outstanding as of the Initial Closing Date or (ii) the Preferred Stock, the Warrants and any shares of Common Stock or Non-Voting Common Stock issuable upon conversion or exercise thereof. In addition, no such adjustment will be made in connection with any Transaction, as described below.

          In the case of any consolidation or merger of the Company with or into another corporation (a "Transaction") occurring at any time, each share of Series A Preferred Stock then outstanding will thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction.

          In addition to the conversion rights described above, the holders of Series A Preferred Stock will be entitled to convert their shares of Series A Preferred Stock into shares of Series B Preferred Stock under the identical terms, procedures and restrictions as a holder of shares of Non-Voting Common Stock may convert such shares into shares of Common Stock except that, for purposes of the Series A Certificate, the term "Regulated Stockholder" also includes IMCG-II, Chase Equity Associates, L.P. or any other stockholder (x) that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System and (y) that holds shares of Common Stock or Preferred Stock of the Corporation.

         SERIES B PREFERRED STOCK

         The Board has authorized, subject to approval of the stockholders at the Meeting, the issuance of the Series B Preferred Stock to the Purchasers in accordance with the terms of the Purchase Agreement. Pursuant to the Series B Certificate, the number of shares constituting the Series B Preferred Stock will be 10,000, and the Company may issue up to 8,300 as an original issuance and such number of additional shares as is required to pay dividends thereon.

         Except as set forth below, the terms and provisions of the Series B Certificate are substantially identical to those of the Series A Certificate.

         Conversion. Subject to adjustment provisions substantially identical to the Series A Preferred Stock, each share of Series B Preferred Stock will be convertible into such number of fully paid and nonassessable shares of Non-Voting Common Stock as is determined by dividing the Liquidation Preference by the conversion price as of the conversion date. The conversion price will initially be $9.00, and will be increased to $10.00 at the Second Closing (or such other economically equivalent amount reflecting any adjustment to the conversion price between the Initial Closing and the Second Closing) and will be further subject to adjustment as provided below.

          In addition to the conversion rights described above, the holders of Series B Preferred Stock will be entitled to convert their shares of Series B Preferred Stock into shares of Series A Preferred Stock under the identical terms, procedures and restrictions as a holder of shares of Non-Voting Common Stock may convert such shares into shares of Common Stock except that, for purposes of the Series B Certificate, the term "Regulated Stockholder" also includes IMCG-II, Chase Equity Associates, L.P. or any other stockholder (x) that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System and (y) that holds shares of Common Stock or Preferred Stock of the Corporation.

         Voting Rights. No holder of Series B Preferred Stock will be entitled to vote on any matter on which the stockholders of the Company shall be entitled to vote, and shares of Series B Preferred Stock will not be included in determining the number of shares voting or entitled to vote on such matters; provided that the holders of the Series B Preferred Stock will have the right to vote as a separate class on any merger or consolidation of the Company with or into another entity or entities, or any recapitalization or reorganization, in which the Series B Preferred Stock would receive or be exchanged for the shares of Series A Preferred Stock or would be otherwise treated differently from the Series A Preferred Stock in connection with such transaction, except that shares of Series B Preferred Stock may, without a separate class vote, receive or be exchanged for non-voting securities which are otherwise identical to a per share basis in amount and form to the voting securities received with respect to or exchanged for the Series A Preferred Stock so long as (a) such non-voting securities are convertible into are convertible into such voting securities on the same terms as the Series B Preferred Stock is convertible into the Series A Preferred Stock and (b) all other consideration is equal on a per share basis. Notwithstanding the foregoing, holders of the shares of Series B Preferred Stock will be entitled to vote as a separate class on any amendment to the previsions concerning voting rights contained in the Series B Certificate. In addition, so long as any shares of Series B Preferred Stock issued pursuant to the Purchase Agreement are outstanding, the affirmative vote of the holders of a majority of the shares of Series B Preferred Stock outstanding at the time of such vote will be required in order to:

         (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes or series within a class of the Company's capital stock ranking prior to (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winging
up) or pari passu with, the Series B Preferred Stock (other than as contemplated in the Series B Certificate);

         (ii) increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of, Series B Preferred stock other than as required by the Series B Certificate; or

         (iii) authorize, adopt or approve an amendment to the Certificate of Incorporation or the Series B Certificate which would increase or decrease the par value of the share of Series B Preferred Stock, or alter or change the powers, preferences or special rights of the Series B Preferred Stock.

         WARRANTS

         Common Stock Warrant. Pursuant to the Purchase Agreement, on the Second Closing Date, the Company will issue the Common Stock Warrant to IMCG-I. The form of the Common Stock Warrant is attached hereto as Exhibit F and is incorporated by reference herein. The Common Stock Warrant entitles the holder thereof to purchase from the Company an aggregate of 3,898,665 shares of Common Stock at a price of $12.50 per share for the 30 months following the date of issuance, and $15.50 per share thereafter. The Common Stock Warrant may be exercised at any time until the fifth anniversary of the Initial Closing Date. The Company will not be required to issue a fractional share of Common Stock upon exercise of the Common Stock Warrant, but will pay a cash adjustment in respect of such fraction in lieu thereof.

         The number of shares of Common Stock for which the Common Stock Warrant is exercisable and the warrant price will be subject to adjustment from time to time as set forth below. In case the Company at any time or from time to time:
(a) pays a dividend or makes a distribution on the outstanding shares of Common Stock or Non-Voting Common Stock in shares of Common Stock or Non-Voting Common Stock, (b) subdivides the outstanding shares of Common Stock or Non-Voting Common Stock, (c) combines the outstanding shares of Common Stock or Non-Voting Common Stock into a smaller number of shares or (d) issues by reclassification of the shares of Common Stock or Non-Voting Common Stock any shares of capital stock of the Company, then, and in each such case, (i) the number of shares of Common Stock for which the Common Stock Warrant is exercisable immediately prior to such event will be adjusted to equal the number of shares of Common Stock or other securities of the Company which a record holder of the same number or shares of Common Stock for which the Common Stock Warrant is exercisable immediately prior to the occurrence of such event would have owned or have been entitled to receive after the happening of any of the events described above and
(ii) the warrant price will be adjusted to equal (A) the then-current warrant price multiplied by the number of shares of Common Stock for which the Common Stock Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock or other securities for which the Common Stock Warrant is exercisable immediately after such adjustment. No such adjustment shall be made in connection with any Warrant Transaction, as described below.

         In case the Company issues shares of Common Stock or Non-Voting Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock or Non-Voting Common Stock) (collectively, "Additional Shares") after the Initial Closing Date at a price per share (or having a conversion price per share) less than the warrant price as of the date of issuance of such shares (or, in the case of convertible or exchangeable securities, less than the warrant price as of the date of issuance of the rights, warrants or other securities in respect of which shares of Common Stock or Non-Voting Common Stock were issued), then, and in each such case, (i) the warrant price will be reduced to an amount determined by multiplying (X) the then-current warrant price in effect on the day immediately prior to such date by (Y) a fraction, the numerator of which will be the sum of
(1) the number of shares of Common Stock and Non-Voting Common Stock outstanding immediately prior to such sale or issue multiplied by the then applicable warrant price (the "Adjustment Price") and (2) the aggregate consideration receivable by the Company for the total number of shares of Common Stock and Non-Voting Common Stock so issued (or into or for which the rights, warrants or other convertible securities may convert or be exercisable), and the denominator of which will be the sum of (x) the total number of shares of Common Stock and Non-Voting Common Stock outstanding immediately prior to such sale or issue and
(y) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted or exercised), multiplied by the Adjustment Price; and (ii) the number of shares of Common Stock for which the Common Stock Warrant is exercisable will be adjusted to equal (A) the product obtained by (1) multiplying the warrant price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which the Common Stock Warrant is exercisable immediately prior to such issue or sale, divided by (2) the warrant price resulting from the adjustment made pursuant to clause (i) above. If, subsequent to the date of issuance of such right, warrants or other convertible securities, the exercise or conversion price thereof is reduced, such aggregate amount will be recalculated and the warrant price and the number of shares of Common Stock for which the Common Stock Warrant is exercisable will be adjusted retroactively to give effect to such reduction. On the expiration of any such option or the termination of any such right to convert or exchange any securities, the warrant price and the number of shares of Common Stock for which the Common Stock Warrant is exercisable will be adjusted to such amounts which would have been in effect at the time of such expiration or termination (but taking into account other adjustments made following the time of issuance of such options or securities) had such option or security, to the extent outstanding immediately prior to such expiration or termination, never been issued. The foregoing adjustment provisions will not apply to the issuance or reissuance of (a) any shares of Common Stock or rights, warrants or other securities convertible into shares of Common Stock or Non-Voting Common Stock (whether treasury shares or newly issued shares) (i) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock or Non-Voting Common Stock requiring an adjustment in the warrant price pursuant to the second paragraph of this subsection; (ii) pursuant to any restricted stock or stock option plan or program of the Company involving the grant of options or rights to acquire Common Stock or Non-Voting Common Stock to directors, officers and employees of the Company and its subsidiaries so long as the granting of such options or rights has been approved by the full Board or a committee of the Board on which directors designated by the holders of a majority of the Common Stock Warrants (calculated based as the number of shares of Common Stock into which the Common Stock Warrant is exchangeable) constitute a majority of the members; (iii) pursuant to any option, warrant, right, or convertible security outstanding as of the Initial Closing Date, or (b) the Preferred Stock, the Warrants and any shares of Common Stock or Non-Voting Common Stock issuable upon conversion or exercise thereof. No such adjustment will be made in connection with any Warrant Transaction, as described below.

         In the case of any consolidation or merger of the Company with or into another corporation (a "Warrant Transaction") occurring at any time, the Common Stock Warrant will thereafter be exercisable for, in lieu of the Common Stock issuable upon such exercise prior to consummation of such Warrant Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Warrant Transaction by a holder of that number of shares of Common Stock for which the Common Stock Warrant was exercisable immediately prior to such Warrant Transaction.

         The Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of the Common Stock Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) not enter into any transaction which, by reason of any adjustment, would cause the warrant price to be less than the par value of the per share of Common Stock, (c) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Common Stock Warrant and (d) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Common Stock Warrant. The Common Stock Warrant will not confer upon any holder any rights as a stockholder of the Company prior to the exercise of the Common Stock Warrant and the issuance of Common Stock in connection therewith.

         Non-Voting Common Stock Warrant. Pursuant to the Purchase Agreement, on the Second Closing Date, the Company will issue the Non-Voting Common Stock Warrant to IMCG-II. The form of the Non-Voting Common Stock Warrant is attached hereto as Exhibit G and is incorporated by reference herein. The Non-Voting Common Stock Warrants entitle the holder thereof to purchase from the Company an aggregate of 1,101,335 shares of Non-Voting Common Stock at a price of $12.50 per share for the 30 months following the date of issuance, and $15.50 per share thereafter. Except for the foregoing, the terms and provisions of the Non-Voting Common Stock Warrant are substantially identical to those of the Common Stock Warrant.

PROPOSAL 1.  DIRECTOR ELECTION PROPOSAL

         NOMINEES FOR ELECTION AS DIRECTORS

         The Board is divided into three classes serving staggered three-year terms, with the term of each class of directors expiring each year. The term of the three present Class III directors expires at the Meeting. At the Meeting, the stockholders will elect one Class I director to fill a vacancy created by an expansion of the number of Board members in accordance with the Stockholders Agreement and one Class II director to fill a vacancy created by an expansion of the number of Board members in accordance with the Stockholders Agreement. The Class I and Class II directors elected to fill vacancies will hold office, subject to the provisions of the Company's Bylaws, until the annual meetings of stockholders in 2000 and 2001, respectively, and until their respective successors shall have been duly elected and qualified. In addition, at the Meeting, the stockholders will elect three Class III directors to hold office, subject to the provisions of the Bylaws, until the annual meeting of stockholders in 2002 and until their respective successors shall have been duly elected and qualified. The three Class III directors will be elected to fill vacancies created by the expiration at the Meeting of the term of the present Class III directors.

         Unless contrary instructions are given, the persons named in the enclosed proxy or their substitutes will vote FOR the election of the five director nominees named below. The Board believes that the nominees are willing to serve as directors. However, if any nominee at the time of election is unable to serve or is otherwise unavailable for election, and as a result other nominees are designated by the Board, the persons named in the enclosed proxy or their substitutes intend to vote for the election of such designated nominees.

         The nominee for election as a Class I director to serve until the annual meeting of stockholders in 2000, the nominee for election as a Class II director to serve until the annual meeting of stockholders in 2001 and the nominees for election as Class III directors to serve until the annual meeting of stockholders in 2002, together with certain information about them, are set forth below:

Class I Nominee

EUSTACE W. MITA                      Eustace W. Mita, 44, is President and Chief
President and Chief                  Executive Officer of HAC Group, Inc., an
Executive Officer of HAC             automobile training and consulting company.
Group, Inc.                          In 1984, Mr. Mita founded Mita Leasing
                                     Corp., an automobile retail leasing
                                     company, and served as its President until the company was sold in 1992. Mr. Mita is also Chairman of Cybercar.net and Automark and a director of First Republic Bank and CRW Financial, Inc.

Class II Nominee

DONALD J. HOFMANN, JR.               Mr. Hofmann, 41,  has been a General
General Partner of                   Partner of Chase Capital Partners, a global
Chase Capital Partners               general partnership with over $7.0 billion
                                     under management, since January 1992. Chase
                                     Capital Partners, the private equity
                                     division of Chase Manhattan Banking
                                     Corporation, provides equity and mezzanine debt financing for management buyouts and recapitalizations, growth equity and venture capital and is a member of Penske
                                     Capital. Prior to joining Chase Capital
                                     Partners, Mr. Hofmann served as President of MH Capital Partners, the venture capital division of Manufacturers Hanover and was a Managing Director of Manufacturers Hanover.
                                     Prior to that, Mr. Hofmann was employed by Smith Barney. Mr. Hofmann is a Director of
                                     Advanced Accessory Systems, Berry Plastics
                                     Corporation, the Investment Committee of
                                     IMG/Chase Sports Capital, Metalforming
                                     Industries, MetoKote Corporation, Penske
                                     Corporation, TriPoint Global
                                     Communications, Truck-Lite Holdings Corp.
                                     and USN Communications and serves on the advisory board of Centre Partners and First
                                     Atlantic Capital.

Class III Nominees

ROGER S. PENSKE                      Roger S. Penske, 62, has been Chairman and
Chairman and Chief Executive         Chief Executive Officer of the Company
Officer and Chairman of the Board    since May 3, 1999. Mr. Penske is also
and Chief Executive Officer of       Chairman of the Board and Chief Executive
Penske Corporation                   Officer of Penske Corporation. Penske
                                     Corporation is a privately-owned
                                     diversified transportation services company which, among other things, holds, through its subsidiaries, interests in a number of businesses, including Penske Truck Leasing
                                     Co., L.P., Penske Motorsports, Inc., Penske
                                     Automotive Group, Inc., Diesel Technology
                                     Company and Penske Capital. Mr. Penske is also Chairman of the Board of Directors of Detroit Diesel Corporation, Chairman of the
                                     Board of Penske Motorsports and a member of the Boards of Directors of General Electric
                                     Company Inc., Gulfstream Aerospace
                                     Corporation and Delphi Automotive Systems
                                     Corporation.

JAMES A. HISLOP                      James A. Hislop, 41, has been a director of
President and Chief Executive        the Company since May 3, 1999. Mr. Hislop
Officer of Penske Capital            has been President and Chief Executive
                                     Officer of Penske Capital since its
                                     inception in June 1997. Penske Capital is an organization formed to undertake acquisitions and strategic investments in the transportation and transportation services industry. Mr. Hislop has also served as a Managing Director in the Investment Banking Group of Merrill Lynch &
                                     Co. from 1991 to 1997 and prior to that as a Vice President in the Investment Banking
                                     Group of Merrill Lynch & Co. since 1985.
                                     Mr. Hislop is Chairman of the Board of
                                     Directors of Truck-Lite Holdings Corp. and a Director of Penske Corporation and Terion, Inc.

RICHARD J. PETERS                    Richard J. Peters, 51, has been a director
President and Chief Executive        of the Company since May 3, 1999.
Officer of R.J. Peters & Company,    Mr. Peters has been the President and
LLC                                  Chief Executive Officer of R.J. Peters &
                                     Company, LLC, since July 1, 1997. Mr.
                                     Peters also currently serves as President and Chief Executive Officer of Ilitch
                                     Ventures, Inc., a holding company which
                                     owns Little Ceasar Enterprises, the Detroit
                                     Tigers, the Detroit Rockets, the Detroit
                                     Red Wings, Olympia Entertainment, Olympia
                                     Development and Olympia Specialty Foods.
                                     Prior to July 1, 1997, Mr. Peters served as the Chief Executive Officer, President and
                                     Director of Penske Motorsports since
                                     January 1996, and prior thereto, acted as Penske Motorsports Chief Executive Officer and Director. Mr. Peters has also served as an officer of various subsidiaries of Penske Motorsports since 1990. Mr. Peters served as the Treasurer and Chief Financial
                                     Officer of Penske Corporation between 1988 and July 1997 and as an Executive Vice
                                     President of Penske Corporation between
                                     September 1996 and July 1997. Mr. Peters has been a member of the Board of Directors of Penske Corporation since 1990. Mr.
                                     Peters is also a Director of Captec Net
                                     Lease Realty, Inc. and a Trustee of Aon
                                     Funds.

Class I Incumbent Directors

MARSHALL S. COGAN                    Marshall S. Cogan, 62, served as Chairman
Chairman of the                      of the Board and Chief Executive Officer
Board and Chief Executive Officer    from April 1997 to the Initial Closing
Trace                                Date, prior to which he served as Vice
                                     Chairman of the Board, and as a director of the Company since 1990. Since 1974, Mr.
                                     Cogan has been the principal stockholder, Chairman or Co-Chairman of the Board of Directors and Chief Executive Officer or
                                     Co-Chief Executive Officer of Trace. Trace has acquired many companies in various consolidating industries and conceived the concept for the Company, which it founded in December 1990. Since March 1999, Mr.
                                     Cogan has served as Chairman of Foamex
                                     International Inc. ("Foamex"). From May
                                     1997 until March 1999, Mr. Cogan served as the Vice Chairman of Foamex. Prior thereto, he served as its Chairman from September
                                     1993 and its Chief Executive Officer from
                                     January 1994. He has also been a director of Recticel s.a. since February 1993. Mr.
                                     Cogan served as Chairman and a director of other companies formerly owned by Trace, including General Felt Industries, Inc.,
                                     Knoll International, Inc. and Sheller-Globe
                                     Corporation. Prior to forming Trace, he was a senior partner at Cogan, Berlind, Weill &
                                     Levitt and subsequently CBWL-Hayden Stone,
                                     Inc., both predecessor companies to Lehman
                                     Brothers Inc. Additionally, Mr. Cogan
                                     serves on the Board of Trustees of The
                                     Museum of Modern Art, the Boston Latin
                                     School and New York University Medical
                                     Center and the Board of Directors of the American Friends of the Israel Museum. He also serves on several committees of Harvard University.

SAMUEL X. DIFEO President and        Samuel X. DiFeo, 49, has served as
Chief Operating Officer of the       President and Chief Operating Officer and
Company                              as a director of the Company since January
                                     1998 and served as Executive Vice President of certain subsidiaries of the Company, the assets of which were formerly owned by Mr.
                                     DiFeo and certain members of his family
                                     (the "DiFeo Group"), from October 1992 to
                                     January 1998. Prior to the Company's
                                     acquisition of the DiFeo Group, Mr. DiFeo co-managed the operations of the DiFeo Group from 1972.


Class II Incumbent Directors

MICHAEL R. EISENSON Managing         Michael R. Eisenson, 43, has served as a
Director and Chief Executive         director of the Company since December
Officer of Charlesbank               1993. He is a Managing Director and Chief
                                     Executive Officer of Charlesbank Capital
                                     Partners, LLC. (a successor to Harvard
                                     Private Capital Group, Inc.)
                                     ("Charlesbank"), a private investment firm, which he joined in 1986. Charlesbank is an investment advisor of Aeneas. Mr. Eisenson is also a director of CCC Information
                                     Services Group, Inc., Harken Energy
                                     Corporation, ImmunoGen, Inc., Playtex
                                     Products, Inc. and The WMF Group, Ltd.

JOHN J. HANNAN                       John J. Hannan, 44, has served as a
Principal of Apollo Advisors, L.P.   director of the Company since December
and of Apollo Real Estate            1993. Mr. Hannan is one of the founding
Advisors, L.P.                       principals of Apollo Advisors, L.P., which
                                     together with an affiliate has acted since
                                     1991 as managing general partner of Apollo
                                     Investment Fund, L.P., AIF, Apollo
                                     Investment Fund III, L.P. and Apollo
                                     Investment Fund IV, L.P., private
                                     securities investment funds, and of Apollo
                                     Real Estate Advisors, L.P., which since
                                     1993 has acted as managing general partner of the Apollo real estate investment funds, and of Lion Advisors, L.P., which since
                                     1991 has acted as financial advisor to and representative for certain institutional investors with respect to securities investments. Mr. Hannan is also a director of Converse, Inc. and Florsheim Group, Inc.

         REQUIRED VOTE

         The affirmative vote of a plurality of the votes present, either in person or by proxy, at the Meeting and entitled to vote is required for the election of directors.

         THE BOARD RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES LISTED
ABOVE.

PROPOSAL 2.  INVESTMENT PROPOSAL

         The Board has unanimously determined that the terms of the Second Investment are fair to, and in the best interest of, the Company and has approved the Purchase Agreement, the Investment and the Transactions.

         NYSE rules require stockholder approval for the issuance of securities convertible into or exercisable for common stock in a transaction or series of transactions if the common stock will have, upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the securities convertible into or exercisable for the common stock. Upon issuance at the Second Closing, the Preferred Stock (together with the Series A Preferred Stock issued at the Initial Closing) and the Warrants will be convertible into or exercisable for an aggregate amount of Common Stock will have approximately 39.7% of the voting power outstanding before such issuance (calculated on fully diluted basis, giving effect to the payment of all in-kind dividends in respect of the Series A Preferred Stock and assuming conversion in full into Common Stock of all Non-Voting Common Stock and securities convertible into or exercisable for Non-Voting Common Stock). Stockholder approval, therefore, is required by the NYSE rules for the issuance of the Preferred Stock and the Warrants. In addition, the terms of the Purchase Agreement require the adoption by the stockholders of the Purchase Agreement and the approval by the stockholders of the Transactions, including the issuance of the Preferred Stock and the Warrants at the Second Closing.

         REQUIRED VOTE

         The affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting and entitled to vote is required to approve the Second Investment and the other Transactions and to adopt the Purchase Agreement. In addition, the total number of votes cast must represent more than 50% of those entitled to be voted.

         THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SECOND INVESTMENT AND THE OTHER TRANSACTIONS AND TO ADOPT THE PURCHASE AGREEMENT.

PROPOSAL 3.  AMENDMENT PROPOSAL

         The Board has determined that it is advisable to amend the Certificate of Incorporation to, among other things, (a) increase the number of authorized shares of Non-Voting Common Stock from 1,125,000 to 7,125,000, (b) provide the holders of Non-Voting Common Stock with the right to vote as a separate class in respect of certain extraordinary corporate events and (c) provide holders of Non-Voting Common Stock the right to convert their shares into Common Stock if such a holder reasonably believes that such converted shares will be transferred within 15 days pursuant to any of the following transactions: (1) any public offering or public sale of the Company's securities (including a public offering registered under the Securities Act or pursuant to Rule 144 thereunder), (2) any sale of the Company's securities to a person or group resulting in such person or group possessing, in the aggregate, ordinary voting power sufficient to elect a majority of the members of the Board (provided that such sale has been approved by the Board or a committee thereof), (3) any sale of the Company's securities to a person or group if, after such sale, such person or group would not, in the aggregate, own, control or have the right to acquire more than 2% of any class of the Company's outstanding voting securities and (4) any merger or similar transaction involving the Company, resulting in a person or group possessing, in the aggregate, ordinary voting power sufficient to elect a majority of the surviving corporation's directors (provided that such sale has been approved by the Board or a committee thereof).

         The Certificate of Amendment was adopted by resolution of the Board on April 9, 1999. A copy of the form of Certificate of Amendment is attached hereto as Exhibit B and is incorporated by reference herein.

         REQUIRED VOTE

         Pursuant to the DGCL and the Certificate of Incorporation, the affirmative vote of a majority of the votes outstanding is required for approval of the Certificate of Amendment.

         THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CERTIFICATE OF AMENDMENT.

                                   THE MEETING

MATTERS TO BE CONSIDERED AT THE MEETING

         Each copy of this Proxy Statement mailed to stockholders is accompanied by a proxy card furnished in connection with the solicitation of proxies by the Board for use at the Meeting. The Meeting is scheduled to be held at the Ballroom of the Regency Hotel, 540 Park Avenue, New York, New York commencing at 10:00 a.m., local time. At the Meeting, Stockholders will consider and vote upon the Transaction Proposals, each as more fully described in this Proxy Statement.

         Your Board has unanimously determined that the terms of the Purchase Agreement, the Investment and the Transactions are fair to, and in the best interests of, the Company and has approved and adopted the Purchase Agreement and the Transaction Documents and has approved the Investment and the Transactions. In arriving at its decision, the Board gave careful consideration to a number of factors described herein, including the opinion of J.P. Morgan, financial advisor to the Board, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the consideration to be received by the Company from the Investment was fair to the Company from a financial point of view. A copy of the written opinion of J.P. Morgan is included as Exhibit C hereto and should be read in its entirety. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE TRANSACTION PROPOSALS. In considering the recommendations of the Board with respect to the Transaction Proposals, stockholders should be aware that certain officers and directors (and nominees) of the Company have certain interests that may be in addition to, or different from, the interests of the stockholders in general. See "Transaction Proposals--Special Considerations Relating to the Transaction Proposals--Interests of Certain Persons in the Transactions."

         STOCKHOLDERS ARE REQUESTED PROMPTLY TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE TRANSACTION PROPOSALS.

RECORD DATE AND VOTING

         The Board has fixed the close of business on       , 1999 as the Record
Date for the determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 3,727.8696 shares of Series A Preferred Stock and 21,289,619 shares of Common Stock, excluding treasury shares. The holders of Series A Preferred Stock are entitled to 1,000 votes for each share held on the Record Date, and holders of Common Stock are entitled to one vote for each share held on the Record Date.

         The presence, in person or by proxy, of shares of Preferred Stock and Common Stock with a majority of the outstanding votes entitled to be voted at the Meeting is necessary to constitute a quorum for the transaction of business. Abstentions (including broker non-votes) will be included in the calculation of the number of votes represented at the Meeting for purposes of determining whether a quorum has been achieved.

         If the enclosed proxy card is properly executed and received by the Company in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Properly executed proxies with no instructions indicated thereon will be voted "FOR" approval and adoption of the Transaction Proposals.

         The Board is not aware of any matters other than those set forth in the Notice of Meeting of Stockholders that may be brought before the Meeting. If any other matters properly come before the Meeting, including a motion to adjourn the meeting for the purpose of soliciting additional proxies, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in their discretion, except that shares represented by proxies which have been voted "against" the Director Election Proposal, the Investment Proposal or the Amendment Proposal will not be used to vote "for" adjournment of the Meeting for the purpose of allowing additional time for soliciting additional votes "for" such proposals. See "--Vote Required; Revocability of Proxies."

VOTE REQUIRED; REVOCABILITY OF PROXIES

         The Director Election Proposal must be approved by the affirmative vote of a plurality of the votes present, either in person or by proxy, at the Meeting and entitled to vote. The Investment Proposal must be approved by the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Meeting and entitled to vote and the total number of votes cast on the Investment Proposal must represent more than 50% of those entitled to be voted. The Amendment Proposal must be approved by the affirmative vote of a majority of the outstanding votes.

         Pursuant to the terms of the Purchase Agreement, the Purchasers are obligated to use their best efforts to take all action necessary, proper or advisable to consummate the Transactions and, accordingly, have advised the Company that they intend to vote the Series A Preferred Stock held by them in favor of the Transaction Proposals. In addition, pursuant to the Stockholders Agreement and separate Stockholder Voting Agreements, each of the Significant Stockholders has agreed to vote the Common Stock held by it, subject to certain limitations, in favor of the Transaction Proposals. As a result 12,431,291 (or approximately 49.7%) of the total outstanding votes are committed to vote in favor of the Transaction Proposals.

         Because the required vote of the stockholders on the Amendment Proposal is based upon the total number of outstanding shares of Series A Preferred Stock and Common Stock, the failure to submit a proxy card (or to vote in person at the Meeting) or the abstention from voting by a stockholder will have the same effect as a vote against approval of the Amendment Proposal and hence the Transaction. Brokers holding shares of Common Stock as nominees will not have discretionary authority to vote such shares in the absence of instructions from the beneficial owners thereof.

         A stockholder may revoke a proxy at any time prior to its exercise by
(i) delivering to Tambra S. King, Corporate Secretary, United Auto Group, Inc., 375 Park Avenue, New York, NY 10152, a written notice of revocation prior to the Meeting, (ii) delivering prior to the Meeting, a duly executed proxy bearing a later date or (iii) attending the Meeting and voting in person. The presence of a stockholder at the Meeting will not in and of itself automatically revoke such stockholder's proxy. If no instructions are indicated on a properly executed proxy, such proxy will be voted "FOR" approval and adoption of the Transaction Proposals.

         If for any reason the Meeting is adjourned, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting, except for any proxies which have theretofore effectively been revoked or withdrawn.

APPRAISAL RIGHTS

         Stockholders will not have appraisal or similar rights in connection with the Transactions.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from stockholders. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, by facsimile or in person. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                          THE BOARD AND ITS COMMITTEES

         The Board is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board held three meetings during the year ended December 31, 1998 and no directors attended less than 75% of the Board and committee meetings scheduled during the year.

COMMITTEES OF THE BOARD

         The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee. The Company does not have a standing committee on nominations. The principal responsibilities of each committee are described in the following paragraphs.

         Executive Committee. In fiscal 1998, the Executive Committee was comprised of Marshall S. Cogan, who served as its Chairman, Michael R. Eisenson and John J. Hannan. The Executive Committee's primary function is to assist the Board by acting upon matters when the Board is not in session. The Executive Committee has the full power and authority of the Board, except to the extent limited by law or the Company's Certificate of Incorporation or Bylaws. The Executive Committee did not meet in fiscal 1998.

         Audit Committee. In fiscal 1998, the Audit Committee was comprised of John J. Hannan, who served as its Chairman, and Jules B. Kroll. Michael R. Eisenson was appointed to the Audit Committee in January 1999. The Audit Committee is responsible for overseeing the Company's financial reporting process. The Audit Committee consults with management and the Company's independent accountants during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied. The Audit Committee also recommends a firm of certified independent accountants to serve as the Company's independent accountants, authorizes all audit fees and other professional services rendered by the accountants and periodically reviews the independence of the accountants. The Audit Committee held two meetings in fiscal 1998.

         Compensation Committee. In fiscal 1998, the Compensation Committee was comprised of Marshall S. Cogan, who served as its Chairman, Michael R. Eisenson, John J. Hannan and Robert H. Nelson. The Compensation Committee has the authority to determine all matters relating to the compensation of the Company's executive officers and management employees. The Compensation Committee did not meet in fiscal 1998.

         Stock Option Committee. In fiscal 1998, the Stock Option Committee was comprised of Michael R. Eisenson, who served as its Chairman, and John J. Hannan, each of whom is a non-employee director. The Stock Option Committee administers and makes awards under the Company's Stock Option Plan.

The Stock Option Committee did not meet in fiscal 1998, but acted by unanimous written consent two times in fiscal 1998.

COMPENSATION OF DIRECTORS

         The Company has a compensation plan (the "Non-Employee Director Compensation Plan") to provide compensation to the directors of the Company who are not paid employees of the Company (the "Outside Directors"). Pursuant to the Non-Employee Director Compensation Plan, each Outside Director receives an annual retainer of $15,000, a $1,000 fee for each meeting of the Board attended in person, $750 for each meeting of a committee of the Board attended in person and $500 for each such meeting participated in by telephone. These fees are payable at the option of each Outside Director in cash or in Common Stock at the current market price. All directors are entitled to reimbursement for their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the Board or committees thereof. As of December 31, 1998, there were four Outside Directors and three employee directors. In accordance with the internal policies of their employers, certain directors assign their director compensation to the organizations that employ them. Directors who are also employees of the Company or its subsidiaries receive no cash compensation for serving as Directors or as members of Board committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATIONS

         During fiscal 1998, the Company's Compensation Committee was comprised of Marshall S. Cogan, who served as its Chairman, Michael R. Eisenson, John J. Hannan and Robert H. Nelson. During fiscal 1998, Mr. Cogan was also Chairman of the Board and Chief Executive Officer of the Company and Mr. Nelson was Executive Vice President-Operations of the Company. In connection with the Initial Closing, Mr. Cogan resigned from his position as Chairman of the Board and Chief Executive Officer of the Company and his position as a member of the Compensation Committee and Mr. Nelson resigned from his position as a member of the Board, as a member of the Compensation Committee and as Executive Vice President-Operations. Following his resignation, Mr. Nelson is entitled to severance payments equal to twelve months' salary. For a discussion of certain arrangements between the Company and Mr. Cogan, see "Transaction Proposals--The Agreements--Cogan Agreement."

         In addition, Mr. Cogan is Chairman of the Board and Chief Executive Officer of Trace and Mr. Nelson is a member of the board of directors and Senior Vice President, Chief Financial Officer and Chief Operating Officer of Trace. For a discussion of certain transactions between the Company and Trace, see "Certain Relationships and Related Transactions."

                               EXECUTIVE OFFICERS

         Executive officers are elected by the Board and hold office until their successors have been duly elected and qualified or until their earlier resignation or removal from office. A brief biography of each executive officer of the Company as of May 25, 1999 is provided below (other than Messrs.
Penske and DiFeo, whose biographies are set forth above).

         Philip N. Smith, Jr., 56, served as Vice President, Secretary and General Counsel of the Company from June 1996 until August 1997 and as Senior Vice President and General Counsel since August 1997. Mr. Smith has also served as Vice President or Senior Vice President and General Counsel of Trace since January 1988 and as Vice President or Senior Vice President, Secretary and General Counsel of Foamex since October 1993. Prior to joining such companies, he was the sole stockholder of a professional corporation that was a partner of the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP.

         James R. Davidson, 53, served as Senior Vice President-Finance of the Company from February 1997, has served as Executive Vice President-Accounting and Treasurer of the Company since August 1997 and has served as Executive Vice President-Finance since the Initial Closing Date. Prior to joining the Company, Mr. Davidson served as an audit partner for Ernst & Young LLP, an accounting, financial advisory services and management consulting firm, which he joined in 1973.

         Executive Compensation. The following table contains information concerning annual and long-term compensation of each individual who served as chief executive officer during fiscal 1998 and each of the other four most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 1998 (the "Named Executive Officers") for services rendered in all capacities during the fiscal years 1998, 1997 and 1996.


                                                                                    LONG TERM
                                                    ANNUAL COMPENSATION            COMPENSATION
                                                    -------------------            -------------
                                                                                    SECURITIES
NAME AND                                                                            UNDERLYING         ALL OTHER
PRINCIPAL POSITION                    YEAR      SALARY ($)        BONUS ($)         OPTIONS (#)       COMPENSATION
------------------                    ----      ----------        ---------        ------------       ------------
Marshall S. Cogan                     1998         763,141            ----             200,000               ----
  Chairman of the Board and           1997         663,440            ----                ----               ----
  Chief Executive Officer             1996            ----            ----             100,000               ----

Samuel X. DiFeo                       1998         720,000            ----             100,000               ----
  President and Chief Operating       1997         720,000            ----              20,000               ----
  Officer                             1996         203,600         303,682              41,267               ----

James R. Davidson                     1998         300,000          50,000              10,000            225,000 (1)
  Executive Vice President-           1997         230,191         200,000              20,000               ----
  Accounting and Treasurer            1996            ----            ----                ----               ----

Robert H. Nelson                      1998         475,000            ----              30,000               ----
  Executive Vice President-           1997         388,865         100,000                ----               ----
  Operations                          1996            ----            ----              34,000               ----

Richard Sinkfield                     1998         691,923            ----                ----               ----
  Executive Vice President-           1997         200,000            ----             100,000               ----
  Administration                      1996            ----            ----                ----               ----

----------------

(1) Represents the settlement of an obligation relating to Mr. Davidson's original employment with the Company.

         Stock Option Grants. The following table sets forth information concerning individual grants of options to purchase Common Stock made to the Named Executive Officers during fiscal 1998.


                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF
                                                                                                         STOCK PRICE
                             NUMBER OF         PERCENT OF TOTAL                                       APPRECIATION FOR
                             SECURITIES       OPTIONS GRANTED TO    EXERCISE OR                      OPTION TERM (1)(2)
                             UNDERLYING      EMPLOYEES IN FISCAL    BASE PRICE       EXPIRATION     ---------------------


                                      -57-


NAME                      OPTIONS GRANTED         YEAR 1998          ($/SHARE)          DATE         5%($)        10%($)
----                      ---------------         ---------          ---------          ----         -----        ------
Marshall S. Cogan            200,000  (3)             40.62           17.50          4/13/08           --        1,266,000
Samuel X. DiFeo              100,000  (3)             20.31           17.50          4/13/08           --          633,000
James R. Davidson             10,000  (3)              2.03           17.50          4/13/08           --           63,300
Robert H. Nelson              30,000  (3)              6.09           17.50          4/13/08           --          189,900
Richard Sinkfield                 --  (4)                --              --            --              --               --


----------------

(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

(2) Based on the closing market price of the Common Stock on December 31, 1998 of $9-3/16.

(3) Options were granted on April 13, 1998 and vest and become exercisable in five equal annual installments beginning on April 13, 1999.

(4)    Mr. Sinkfield was not granted any options during fiscal 1998.

         Stock Option Exercises and Holdings. The following table sets forth information concerning options to purchase Common Stock exercised by the Named Executive Officers during Fiscal 1998 and the number and value of options held by them on December 31, 1998.

       AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FY-END OPTION VALUES


                                             NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-MONEY
                                                   UNEXERCISED OPTIONS                        OPTIONS AT
                                                AT FISCAL YEAR END (#) (1)             FISCAL YEAR END ($) (2)
                                                --------------------------             -----------------------
NAME                                            EXERCISABLE/ UNEXERCISABLE            EXERCISABLE/ UNEXERCISABLE
----                                            --------------------------            --------------------------
Marshall S. Cogan                                           --/200,000                           --/--
Samuel X. DiFeo (3)                                     45,267/236,000                           --/--
James R. Davidson                                         4,000/26,000                           --/--
Robert H. Nelson                                         34,000/30,000                           --/--
Richard Sinkfield                                        20,000/80,000                           --/--

------------------

(1) Except as otherwise noted, these options are for Common Stock of the Company and were granted pursuant to the Stock Option Plan.

(2) The closing price of the Company's Common Stock on December 31, 1998 was $9-3/16.

(3) 21,267 of Mr. DiFeo's exercisable options were not granted pursuant to the Company's Stock Option Plan.

                      REPORT OF COMPENSATION COMMITTEE AND
              THE STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee's responsibilities include establishing the Company's policies governing the compensation of officers and other key executives of the Company. The Compensation Committee approves all elements of compensation for executive officers. The Stock Option Committee is responsible for the administration of the Stock Option Plan.

         Executive Compensation. The Company's compensation program consists of base salary, annual incentive payments, stock options and employee benefits. The goal of the Company's compensation program is to motivate and reward its executive officers and other key employees to improve long-term stockholder value and to attract and retain the highest quality executive and key employee talent available. The Company's executive compensation program is designed to align executive compensation practices with increasing the value of the Common Stock and to foster adherence to, and promotion of, the Company's business mission, values, strategic goals and annual objectives.

         The Compensation Committee reviews salary increases for the current year and incentive payments to be made in connection with the previous year's performance. The Compensation Committee will consider an executive's scope of responsibilities, level of experience, individual performance and attainment of pre-established goals, as well as the Company's business plan and general economic factors. In making its decisions, and to maintain the desired levels of competitiveness and congruity with the Company's long-term performance goals, the Compensation Committee receives input from the Company's Chief Executive Officer and President.

         Base Salary and Bonus. The salary levels for executive officers are determined by such officer's level of job responsibility and experience, job performance and attainment of pre-established goals. Bonus payouts to executive officers and other key employees of the Company are based on the attainment of corporate earnings goals.

         Options. The Stock Option Committee believes strongly that the interests of senior management must be closely aligned with those of the stockholders. Long-term incentives in the form of stock options provide a vehicle to reward executive officers only if there is an increase in stockholder value. Stock options are granted on a discretionary basis within a guideline range that takes into account the position responsibilities of executive officers and key employees of the Company whose contributions and skills are important to the long-term success of the Company. Stock options to purchase Common Stock providing long-term incentives may be granted to executive officers with a maximum term of ten years.

         During fiscal 1998, the Stock Option Committee granted 492,390 options to purchase Common Stock to officers or key employees of the Company or its affiliates. Such options were granted at exercise prices equal to the fair market value of the Common Stock on the dates of grant.

         Chief Executive Officer. In fiscal 1998, Marshal S. Cogan received $763,141 in compensation from the Company. Mr. Cogan's salary was based upon the significant contribution already made by Mr. Cogan to the Company and his leadership in positioning the Company to take advantage of growth opportunities in the industry.

         Policy Regarding Qualifying Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") imposes a $1,000,000 ceiling on tax-deductible remuneration paid to any one of the five most highly compensated executive officers of a publicly-held corporation, unless the compensation is treated as performance related or is otherwise exempt from the provisions of Section 162(m). The Compensation Committee does not anticipate the compensation paid to any the Named Executive Officers to be affected by Section 162(m) in the near term and therefore expects that all such compensation will be fully deductible. Because of the current inapplicability of Section 162(m) to the compensation paid to the Named Executive Officers, the Compensation Committee has not yet made any policy decisions with respect to the Section 162(m) limit.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Richard Sinkfield, Director until his resignation effective April 30, 1999 and former Executive Vice President-Administration of the Company, is a member of the law firm of Rogers & Hardin, which represents the Company in connection with various business transactions.

         Pursuant to stock purchase agreements dated October 15, 1993 (as amended, the "Equity Facility") among the Company and the investors named therein (the "Initial Stockholders"), the Initial Stockholders purchased an aggregate of 8,504,750 shares of Common Stock in multiple closings between 1993 and 1996 and were granted registration rights in respect of such shares. Such registration rights also apply to an additional 306,346 shares of Common Stock subsequently purchased by the Initial Stockholders and to 10,000 shares of Common Stock held by Richard Sinkfield. Among the Initial Stockholders are Carl Spielvogel, former Chairman of the Board and Chief Executive Officer of the Company, Jules B. Kroll, a former director of the Company, and the Significant Stockholders. In January 1997, Trace was also granted the right, subject to certain conditions, to have its shares of Common Stock registered in connection with a pledge of such shares to a lender. In December 1997, the Company registered shares of Common Stock on a "shelf" registration statement on behalf of its stockholders who have registration rights, including several Initial Stockholders.

         From time to time, the Company has paid and/or received fees from Trace and its affiliates for services rendered in the normal course of business. These transactions reflect the providers' cost or an amount mutually agreed upon by both parties. It is the Company's belief that the payments relating to these transactions are on terms at least as favorable as those which could be obtained from an unrelated third party. During 1998, the Company incurred $0.3 million in fees payable to Trace for such services.

         Pursuant to an agreement effective as of January 1, 1997, the Company's exposure with respect to the majority of the extended service contracts sold by UAC, a wholly owned subsidiary of the Company, during the period from January 1, 1997 through October 31, 1998, were assumed by Trace and Alpha Automotive, Inc. ("Alpha"), a wholly owned subsidiary of Trace, in exchange for certain fees. During the period covered by the agreement, the Company remitted approximately $7.7 million to Alpha. Such remittances reflect approximately $10.1 million in fees for the assumption of obligations with respect to the cost of future repairs under the terms of the approximately 51,000 warranty and extended service contracts sold by UAC between January 1, 1997 and October 31, 1998, offset by approximately $2.4 million of claims payments made by the Company relating to such contracts. The Company has been informed by Trace and Alpha that they are in the process of evaluating their ability to meet their obligations with respect to such warranty and extended service contracts. As a result of the uncertainty about Trace and Alpha's ability to perform their contractual obligations, the Company has entered into an insurance agreement with Virginia Surety Company, Inc. ("Virginia Surety") and certain of its affiliates. Virginia Surety is a subsidiary of Aon Corporation, an insurance services holding company. Under the terms of the agreement, affiliates of Virginia Surety have agreed to assume the repair obligations relating to the 51,000 warranty and extended service contracts in exchange for a fixed premium payable over time. During 1998, the Company recorded a $12.6 million pre-tax charge, which represents the estimated present value of those premium payments. The Company has no further financial obligations related to these contracts other than to make the specified premium payments. Trace and Alpha will remain liable with respect to warranty or extended service contracts sold prior to November 1, 1998. Future recoveries from Trace and Alpha will reduce the cost of the Virginia Surety insurance agreement.

         Richard J. Peters is a trustee of Aon Funds, a publicly held registered investment company and a subsidiary of Aon Corporation that manages mutual funds. Virginia Surety, another subsidiary of Aon Corporation and member of IMCG-I, provides certain insurance services to the Company.

         The Company is the tenant under a number of non-cancelable lease agreements with Samuel X. DiFeo and members of his family. The Company believes all such leases are on terms no less favorable to the Company than would be obtained through arm's-length negotiations with unaffiliated third parties. In addition, in October, 1998, the Company sold Fair Dodge, Fair Isuzu, Fair Hyundai and Fair Suzuki to Danbury Fair Dodge, LLC and Danbury Fair Hyundai, LLC, which are entities owned by certain members of Mr. DiFeo's family.

         The Company has entered into severance arrangements with James R. Davidson, Robert H. Nelson and Samuel X. DiFeo which are activated in the event of termination of employment (other than for cause) within one year following a change in control of the Company. See "Transaction Proposals-Special Considerations Relating to the Transaction Proposals-Interests of Certain Persons in the Transactions."

         The Company, Aeneas, AIF, Trace, Marshall S. Cogan and the Purchasers have entered into a number of agreements relating to the Transactions. See "Transaction Proposals--The Agreements."

                               SECURITY OWNERSHIP

         The following table sets forth certain information, as of May 7, 1999, regarding the beneficial ownership of Common Stock by (i) each stockholder who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee as a director, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group. In the case of persons other than directors and executive officers of the Company, such information is based on statements filed with the Commission pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended.



                                                                                SHARES BENEFICIALLY OWNED
                                                                                -------------------------
BENEFICIAL OWNER                                                              NUMBER               PERCENT
----------------                                                              ------               -------
Penske Capital Partners, L.L.C. (2) (3)                                      3,727,869              14.9%
         399 Park Avenue, 36th Floor
         New York, NY 10022

International Motor Cars Group I, L.L.C. (3)                                 3,727,869              14.9%
         c/o Penske Capital Partners, L.L.C.
         399 Park Avenue, 36th Floor
         New York, NY 10022

International Motor Cars Group II, L.L.C.(3)                                 3,727,869              14.9%
         c/o Penske Capital Partners, L.L.C.
         399 Park Avenue, 36th Floor
         New York, NY 10022

Trace International Holdings, Inc. (3)                                       4,016,110              18.9
         375 Park Avenue
         New York, New York 10152

Aeneas Venture Corporation (3)                                               2,843,656              13.4
         (an affiliate of Charlesbank)
         600 Atlantic Avenue
         Boston, Massachusetts 02210

AIF II, L.P.(3)                                                              1,843,656               8.7
         c/o Apollo Advisors, L.P.
         Two Manhattanville Road
         Purchase, New York 10577

Marshall S. Cogan (4)                                                        4,122,110              19.4
Samuel X. DiFeo (5)                                                            188,167               *
Michael R. Eisenson (6)                                                      2,843,656              13.4
John J. Hannan (7)                                                           1,843,656               8.7
Donald J. Hofmann                                                                --                  --
James A. Hislop (8)                                                          3,727,869              14.9
Roger S. Penske (9)                                                          3,727,869              14.9
Richard J. Peters                                                                --                  --
Eustace W. Mita                                                                  --                  --
James R. Davidson (10)                                                          12,000               *
Robert H. Nelson (11)                                                           42,000               *
Richard Sinkfield                                                               51,300               *
All directors and executive officers, without duplication
(10 persons) (2) (3) (4) (5) (6) (7) (8) (9)                                 9,240,363              43.4


-------------------

*      Less than 1%.

(1) Pursuant to the regulations of the Commission, shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares. Each named person is deemed to be the beneficial owner of securities which may be acquired within sixty days through the exercise of options, warrants and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person. However, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person, except as noted. As of May 7, 1999, there were 21,289,619 shares of Common Stock outstanding.

(2) Includes 2,906,743 shares of Common Stock issuable upon conversion of the Series A Preferred Stock purchased by IMCG-I at the Initial Closing and 821,126 shares of Common Stock issuable upon conversion of the Series A Preferred Stock purchased by IMCG-II at the Initial Closing. Penske Capital is the managing member of each of IMCG-I and IMCG-II. Penske Capital disclaims beneficial ownership of the shares beneficially owned by the Purchasers.

(3) Each of the Purchasers and the Significant Stockholders disclaims beneficial ownership of the shares owned by the others that may be deemed to exist pursuant to the Stockholders Agreement or those certain Stockholder Voting Agreements.

(4) Includes 40,000 shares issuable upon exercise of options that are vested and exercisable within 60 days, 4,016,110 shares held by Trace and 1,000 shares held by Mr. Cogan's wife. Mr. Cogan disclaims beneficial ownership of all shares held by Trace, or his wife.

(5) Includes 69,267 shares issuable upon exercise of options that are vested and exercisable within 60 days and 12,700 shares held by Mr. DiFeo's sons. Mr. DiFeo disclaims beneficial ownership of all shares held by his sons.

(6) Represents the shares held by Aeneas. Mr. Eisenson is the Managing Director and Chief Executive Officer of Charlesbank, the investment advisor of Aeneas. Mr. Eisenson disclaims beneficial ownership of all shares held by Aeneas.

(7) Represents the shares held by AIF. Mr. Hannan is a director of Apollo Capital Management, Inc., which is the general partner of Apollo Advisors, L.P., which is the managing general partner of AIF. Mr. Hannan disclaims beneficial ownership of all shares held by AIF.

(8) Includes the 3,727,869 shares deemed to be beneficially owned by Penske Capital. Mr. Hislop is a managing member of Penske Capital. Mr. Hislop disclaims beneficial ownership of the shares beneficially owned by Penske Capital.

(9) Includes the 3,727,869 shares deemed to be beneficially owned by Penske Capital. Mr. Penske is a managing member of Penske Capital. Mr. Penske disclaims beneficial ownership of the shares beneficially owned by the Purchasers.

(10) Includes 10,000 shares issuable upon exercise of options that are vested and exercisable within 60 days and 500 shares held by Mr. Davidson's wife. Mr. Davidson disclaims beneficial ownership of all shares held by his wife.

(11) Includes 40,000 shares issuable upon exercise of options that are vested and exercisable within 60 days.


(12) Includes 40,000 shares issuable upon exercise of options that are vested and exercisable within 60 days and 200 shares held by Mr. Sinkfield's wife. Mr. Sinkfield disclaims beneficial ownership of all shares held by his wife.

                          SHARE INVESTMENT PERFORMANCE

         The following graph compares the cumulative total stockholder returns on the Common Stock based on an investment of $100 after the close of the market on October 23, 1996, the date of commencement of the Company's initial public offering, and the close of the market on December 31 of each year thereafter against (i) the Standard & Poor's Index ("S&P 500"), (ii) an industry peer group consisting of AutoNation, Inc. ("AutoNation") and Ugly Duckling Corporation ("Ugly Duckling" and, together with AutoNation, the "1997 Peer Group") and (iii) an industry peer group consisting of AutoNation, Group 1 Automotive Inc. ("Group 1"), Lithia Motors Inc. ("Lithia") and Sonic Automotive Inc. ("Sonic" and, together with AutoNation, Group 1, Lithia and Sonic, the "1998 Peer Group").


                                          BASE PERIOD                             DECEMBER 31,
COMPANY NAME/INDEX                     OCTOBER 23, 1996           1996                1997                1998
-----------------------------------------------------------------------------------------------------------------------
UNITED AUTO GROUP, INC.                       100                 85.83              61.04                30.63
S&P 500                                       100                105.13             140.21               180.27
1997 PEER GROUP                               100                107.08              77.79                49.52
1998 PEER GROUP                               100                107.54              80.95                56.81


         In the proxy statement for the Company's 1998 annual meeting of stockholders, the Company compared cumulative total stockholder returns on the Common Stock against a peer group consisting of Cross-Continent Auto Retailers, Inc.("Cross Continent"), Republic Industries Inc. ("Republic") and Ugly Duckling. After this disclosure was made, a wholly-owned subsidiary of Republic merged with and into Cross-Continent, making Cross Continent a wholly-owned subsidiary of Republic. Recently, Republic changed its name to AutoNation. On this basis, the Company has included the description of cumulative total stockholder returns for the 1997 Peer Group in the graph above to reflect the peer group comparison made by the Company in its 1998 proxy statement.

         The Company has presented the cumulative total stockholder returns for the 1998 Peer Group in the graph above to better reflect stockholder returns among peers in the retail automotive industry. The 1998 Peer Group includes Group 1, Lithia and Sonic, as well as AutoNation, which was included in the 1997 Peer Group. Each of Group 1, Lithia and Sonic conducted its initial public offering after the Company's initial public offering on October 23, 1996. They were not included in the 1997 Peer Group because the Company believed that their common stock had not been traded publicly for enough time to provide a useful comparison. In addition, the 1998 Peer Group excludes Ugly Duckling, which was included in the 1997 Peer Group, because Ugly Duckling operates primarily in the retail used-car market, while the Company and the entities included in the 1998 Peer Group operate in both the retail used-car market and the retail new-car market. As a result, the Company does not believe that Ugly Duckling provides the meaningful comparison in the 1998 Peer Group that it provided as part of the 1997 Peer Group, given the Company's ability to include Group 1, Lithia and Sonic in the 1998 Peer Group.

                             INDEPENDENT ACCOUNTANTS

         Effective May 19, 1999, the Company engaged Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent accountants and ended the engagement of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent accountants. The decision to change accountants was approved by the Board based upon the recommendation of the Audit Committee. The reports of PricewaterhouseCoopers on the Company's financial statements for the two years ended December 31, 1998 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principals. There were no reportable events (as defined in Item 304(a) of Regulation S-K under the Securities Act) or disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures during the two years ended December 31, 1998 or through the date of termination of their engagement. Prior to May 19, 1999, the Company had not consulted with Deloitte & Touche on items that involved the Company's accounting principles or the form of audit opinion to be issued on the Company's financial statements. Representatives of both Deloitte & Touche and PricewaterhouseCoopers are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to questions.

       FILINGS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership and reports of changes of ownership with the Commission and the New York Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and greater than 10% beneficial owners, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% owners were complied with during the year ended December 31, 1998.

                 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR 2000

         Any proposals intended to be presented to stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statements for such annual meeting by, December 31, 1999. The proposal, including any accompanying supporting statement, may not exceed 500 words. Such proposals must also meet other requirements of the rules of the Commission relating to stockholders' proposals.

                                 OTHER BUSINESS

         It is not anticipated that there will be presented to the Meeting any business other than the Transaction Proposals and the Board was not aware, a reasonable time before this solicitation of proxies, of any other matters which might properly be presented for action at the meeting. If any other business should come before the Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies in accordance with their best judgment.

         Proxies in the form enclosed are solicited by or on behalf of the Board. The cost of this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodian, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses in forwarding soliciting materials, which are not expected to exceed $5,000.

         It is important the proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the enclosed proxy card in the accompanying stamped and addressed envelope.

                              AVAILABLE INFORMATION

         The Company is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington D.C. 20549 and at the regional offices of the Commission located at 7 World Trade Center, 13th Floor, Suite 1300, New York, New York 10048 and Suite 1400, Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's Web site (http://www.sec.gov.). The Common Stock is listed on the NYSE at which such material may also be inspected.

         THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM THE CORPORATE SECRETARY'S OFFICE, UNITED AUTO GROUP, INC., 375 PARK AVENUE, 11TH FLOOR, NEW YORK, NEW YORK 10152; TELEPHONE NUMBER
(212) 230-0400. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST
SHOULD BE MADE NO LATER THAN       , 1999.

                      INFORMATION INCORPORATED BY REFERENCE

         The following documents are incorporated by reference herein:

         1. Annual Report of United Auto Group, Inc. on Form 10-K for the year ended December 31, 1998.

         2. Amendment No. 1 to Annual Report of United Auto Group, Inc. on Form 10-K/A for the year ended December 31, 1998.

         3. Quarterly Report of United Auto Group, Inc. on Form 10-Q for the quarter ended March 31, 1999.

         4. Current Reports of United Auto Group, Inc. on Form 8-K, filed with the SEC on April 15, 1999 and May 10, 1999.

         All other documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement, and prior to the date of the Meeting, shall be deemed to be incorporated by reference herein.

         Any statement contained in a document filed with the SEC prior to the date hereof and incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. The modifying or superseding statement may, but need not, state that it has modified or superseded a prior statement or include any other information set forth in the document that is not so modified or superseded. The making of a modifying or superseding statement shall not be deemed an admission that the modified or superseded statement, when made, constituted an untrue statement of a material fact, an omission to state a material fact necessary to make a statement not misleading, or the employment of a manipulative, deceptive or fraudulent device, contrivance, scheme, transaction, act, practice, course of business or artifice to defraud, as those terms are used in the Securities Act, the Exchange Act or the rules and regulations thereunder. Any statement so modified shall not be deemed in its unmodified form to constitute a part hereof for purposes of the Exchange Act. Any statement so superseded shall not be deemed to constitute a part hereof for purposes of the Exchange Act.

                           FORWARD LOOKING STATEMENTS

         This Proxy Statement contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Proxy Statement or incorporated herein by reference regarding the Transactions or the Company's financial position and business strategy may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations, include the matters set forth herein under the caption "Transaction Proposals--Special Considerations Relating to the Transaction Proposals" and the following: (i) the Company is subject to the influence of various manufacturers whose franchises it holds; (ii) the Company is leveraged and subject to restrictions imposed by the terms of its indebtedness; (iii) the Company's growth depends in large part on its ability to manage expansion, control costs in its operations and consummate and consolidate dealership acquisitions; (iv) many of the Company's franchise agreements impose restrictions on the transferability of the Common Stock; (v) the Company will require substantial additional capital to acquire automobile dealerships and purchase inventory; (vi) unit sales of motor vehicles historically have been cyclical; (vii) the automotive retailing industry is highly competitive; (viii) the automotive retailing industry is a mature industry; (ix) the Company's success depends to a significant extent on key members of its management; (x) the Company's business is seasonal and (xi) other important risk factors identified in the reports and other documents filed by the Company with the SEC. In light of the foregoing, readers of this Proxy Statement are cautioned not to place undue reliance on the forward-looking statements contained or incorporated by reference herein.


                                              By Order of the Board,

                                              Tambra S. King
                                                      , 1999

                                                                     EXHIBIT A









                         SECURITIES PURCHASE AGREEMENT

                                  by and among

                            UNITED AUTO GROUP, INC.,

                                      and

                    INTERNATIONAL MOTOR CARS GROUP I, L.L.C.

                                      and

                   INTERNATIONAL MOTOR CARS GROUP II, L.L.C.

                                  dated as of


                                 April 12, 1999


                                           Table of Contents
                                                                                                 Page
ARTICLE I     ISSUANCE AND SALE OF PREFERRED STOCK AND WARRANTS...................................1
              1.1.     Issuance, Purchase and Sale................................................1
              1.2.     The Closing; Deliveries....................................................2

ARTICLE II    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................................3
              2.1.     Organization; Subsidiaries.................................................3
              2.2.     Due Authorization..........................................................4
              2.3.     Capitalization.............................................................5
              2.4.     SEC Reports................................................................6
              2.5.     Financial Statements.......................................................6
              2.6.     Absence of Certain Changes.................................................7
              2.7.     Litigation.................................................................7
              2.8.     Title to Properties; Insurance.............................................8
              2.9.     Consents, No Violations....................................................9
              2.10.    Holding Company Act and Investment Company Act.............................9
              2.11.    Taxes.....................................................................10
              2.12.    Employee Benefit Plans....................................................10
              2.13.    Intellectual Property.....................................................13
              2.14.    Compliance with Laws......................................................14
              2.15.    Commitments...............................................................16
              2.16.    Acquisitions..............................................................17
              2.17.    Brokers or Finders; Opinion of Financial Advisor..........................18
              2.18.    Proxy Statement...........................................................18
              2.19.    Suppliers.................................................................19
              2.20.    Related Party Transactions................................................19
              2.21.    Products..................................................................19
              2.22.    Section 203 of the DGCL; Takeover Statute.................................19
              2.23.    Disclosure................................................................20

ARTICLE III   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER....................................20
              3.1.     Acquisition for Investment................................................20
              3.2.     Restricted Securities.....................................................20
              3.3.     No Brokers or Finders.....................................................20
              3.4.     Accredited Investor.......................................................20
              3.5      Organization..............................................................20
              3.6.     Due Authorization.........................................................20

                                                  -i-

              3.7.     Consents, No Violations...................................................21
              3.8.     Availability of Funds.....................................................21
              3.9      Due Diligence.............................................................21

ARTICLE IV    COVENANTS..........................................................................22
              4.1.     Conduct of Business by the Company Pending the Closings...................22
              4.2.     No Solicitation...........................................................24
              4.3.     Press Releases; Interim Public Filings....................................25
              4.4.     HSR Act...................................................................25
              4.5.     Proxy Statement; Stockholders Meeting.....................................26
              4.6.     Consents; Approvals.......................................................26
              4.7.     Listing...................................................................27
              4.8.     Intentionally Omitted.....................................................27
              4.9.     Certificates of Designation; Amendment to Certificate of Incorporation....27
              4.10.    Cooperation...............................................................28
              4.11.    Access to Property; Records...............................................28
              4.12.    Reserve Shares............................................................28
              4.13.    Notice of Breach..........................................................28
              4.14.    Transfer Taxes............................................................29
              4.15.    Indemnification...........................................................29
              4.16.    Certain Limitations.......................................................29
              4.17.    Acquisition Entities......................................................29

ARTICLE V     CONDITIONS.........................................................................29
              5.1.     Conditions to Obligations of the Purchaser and the Company................29
              5.2.     Conditions to Obligations of the Purchaser................................30
              5.3.     Conditions to Obligations of the Company..................................32

ARTICLE VI    TERMINATION........................................................................33
              6.1.     Termination...............................................................33
              6.2.     Effect of Termination; Termination Fee....................................34

ARTICLE VII   SURVIVAL; CERTAIN REMEDIES.........................................................35
              7.1.     Survival..................................................................35
              7.2.     Right to Require Repurchase...............................................35
              7.3.     Sole and Exclusive Remedy.................................................36
              7.4.     Termination Following Initial Closing.....................................36

ARTICLE VIII  MISCELLANEOUS......................................................................38
              8.1.     Defined Terms; Interpretations............................................38

                                                 -ii-


              8.2.     Fees and Expenses.........................................................46
              8.3.     Public Announcements......................................................46
              8.4.     Restrictive Legends.......................................................46
              8.5.     Further Assurances........................................................47
              8.6.     Successors and Assigns....................................................47
              8.7.     Entire Agreement..........................................................47
              8.8.     Notices...................................................................47
              8.9.     Amendments................................................................48
              8.10.    Counterparts..............................................................49
              8.11.    Headings..................................................................49
              8.12.    Nouns and Pronouns........................................................49
              8.13.    GOVERNING LAW.............................................................49
              8.14.    Submission to Jurisdiction................................................49
              8.15.    WAIVER OF JURY TRIAL......................................................49
              8.16.    Severability..............................................................50


                                    EXHIBITS

        Exhibit 1.2(b)          Forms of Warrant
        Exhibit 2.2             Forms of Certificates of Designation
        Exhibit 4.5             Form of Certificate of Amendment
        Exhibit 5.1(a)(iii)     Consents (Initial Closing)
        Exhibit 5.1(b)(ii)      Consents (Second Closing)
        Exhibit 5.2(a)(iv)      Form of Stockholders Agreement
        Exhibit 5.2(a)(v)       Form of Registration Rights Agreement
        Exhibit 5.2(a)(viii)    Form of Opinion of Willkie Farr & Gallagher

                             INDEX OF DEFINED TERMS


                                                                         SECTION

1998 Balance Sheet..........................................................2.5
1998 Financial Statements...................................................2.5
Affiliate...................................................................8.1
Agreement..............................................................preamble
Alternative Transaction.....................................................8.1
Board of Directors..........................................................8.1
Certificate of Amendment....................................................4.9
Certificate of Designation..................................................2.2
Closing..................................................................1.2(a)
Closing Date.............................................................1.2(a)
Closings.................................................................1.2(a)
Code........................................................................8.1
Commitments................................................................2.15
Common Stock...........................................................recitals
Company................................................................preamble
Company Affiliates..........................................................4.2
Company Fiduciary Out.......................................................4.2
Compensation and Benefit Plans..............................................8.1
Confidentiality Agreement..................................................4.11
Consents....................................................................4.6
DGCL........................................................................8.1
Encumbrances.............................................................2.1(b)
Environmental Laws..........................................................8.1
Environmental Matter........................................................8.1
Environmental Permits...............................................2.14(d)(ii)
ERISA.......................................................................8.1
ERISA Affiliate.............................................................8.1
Exchange Act................................................................8.1
GAAP........................................................................2.5
Governmental Entity.........................................................8.1
Hazardous Substances........................................................8.1
HSR Act.....................................................................8.1
IMCG-I.................................................................preamble
IMCG-I Initial Closing Purchase Price.......................................1.1
IMCG-I Second Closing Purchase Price........................................1.1
IMCG-II................................................................preamble
Independent Directors......................................................4.16
Initial Closing..........................................................1.2(a)

Initial Closing Purchase Price..............................................1.1
Initial Purchase............................................................1.1
Intellectual Property.......................................................8.1
IRS.........................................................................8.1
Knowledge...................................................................8.1
Laws........................................................................8.1
Leased Real Property........................................................8.1
Licenses................................................................2.14(a)
Litigation...............................................................2.7(a)
Losses......................................................................8.1
Major Suppliers............................................................2.19
Material Adverse Effect.....................................................8.1
Multi-Employer Plan.....................................................2.12(c)
Non-Voting Common Stock................................................recitals
NYSE........................................................................8.1
Owned Real Property.........................................................8.1
PCBs........................................................................8.1
Permitted Encumbrances......................................................8.1
Person......................................................................8.1
Preferred Stock........................................................recitals
Products...................................................................2.21
Proxy Statement............................................................2.18
Purchase Price.........................................................recitals
Purchaser..............................................................preamble
Purchaser Designees.........................................................4.5
Purchaser Expenses..........................................................8.2
Real Property......................................................2.14(d)(iii)
Registration Rights Agreement.........................................5.2(a)(v)
Related Parties.............................................................8.1
Release.....................................................................8.1
Return......................................................................8.1
SEC.........................................................................8.1
SEC Reports.................................................................2.4
Second Closing...........................................................1.2(a)
Second Closing Failures..................................................5.2(a)
Second Closing Purchase Price...............................................1.1
Second Purchase.............................................................1.1
Section 7.2 Put Price.......................................................7.2
Section 7.4 Put Price.......................................................7.4
Securities Act..............................................................8.1
Series A Preferred Stock...............................................recitals
Series B Preferred Stock...............................................recitals

Shares......................................................................8.1
Significant Shareholders....................................................8.1
Stockholders Agreement...............................................5.2(a)(iv)
Stockholders Meeting.......................................................2.18
Subsidiaries.............................................................2.1(b)
Subsidiary...............................................................2.1(b)
Takeover Proposal...........................................................8.1
Tax........................................................................ 8.1
Taxes.......................................................................8.1
Terminating Breach.......................................................6.1(d)
Third Party.................................................................8.1
Transaction Documents.......................................................8.1
Warrants...............................................................recitals

                         SECURITIES PURCHASE AGREEMENT



     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of April12, 1999, by and among UNITED AUTO GROUP, INC., a Delaware corporation (the "Company"), INTERNATIONAL MOTOR CARS GROUP I, L.L.C. ("IMCG-I") and INTERNATIONAL MOTOR CARS GROUP II, L.L.C. ("IMCG-II"), each a Delaware limited liability company (IMCG-I and IMCG-II collectively, the "Purchaser").


                             W I T N E S S E T H :


     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Company, an aggregate of 7,903.124 shares of SeriesA Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), an aggregate of 396.876 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock", and together with the Series A Preferred Stock, the "Preferred Stock") and warrants (the "Warrants") to purchase an aggregate of (i)3,898,665 shares of the Company's voting Common Stock, par value $0.0001 per share (the "Common Stock"), and (ii)1,101,335 shares of the Company's non-voting Common Stock, par value $0.0001 per share (the "Non-Voting Common Stock"), in two separate installments for an aggregate purchase price of $83,000,000 in cash (the "Purchase Price");


     WHEREAS, concurrently with the execution and delivery of this Agreement, each of the Significant Shareholders are executing and delivering a voting agreement with the Purchaser; and


     WHEREAS, the Purchaser and the Company desire to provide for the purchase and sale of the Preferred Stock and the Warrants and to establish certain rights and obligations in connection therewith.


     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:


                                   ARTICLE I

               ISSUANCE AND SALE OF PREFERRED STOCK AND WARRANTS



     1.1. Issuance, Purchase and Sale. Upon the terms set forth herein,

     (a) at the Initial Closing, (i)the Company shall sell to IMCG-I, and IMCG-I shall purchase from the Company, 2,906.743shares of Series A Preferred Stock for an aggregate purchase price of $26,160,687.92 in cash (the "IMCG-I Initial Closing Purchase Price"), subject to the conditions set forth in Sections 5.1(a), 5.2(a) and 5.3, and (ii)the Company shall sell to IMCG-II, and IMCG-II shall purchase from the Company, 821.1266 shares of Series A Preferred Stock for an aggregate purchase price of $7,390,139.41 in cash (such amount together with the IMCG-I Initial Closing Purchase Price, the "Initial Closing Purchase Price"), subject to the conditions set forth in Sections5.1(a), 5.2(a) and 5.3 (the transactions to occur at the Initial Closing, the "Initial Purchase"), and

     (b) at the Second Closing, (i)the Company shall sell to IMCG-I, and IMCG-I shall purchase from the Company, 3,565.04096shares of SeriesA Preferred Stock and Warrants to purchase 3,898,665 shares of Common Stock for an aggregate purchase price of $38,557,152.74 in cash (the "IMCG-I Second Closing Purchase Price"), subject to the conditions set forth in Article V, and (ii)the Company shall sell to IMCG-II, and IMCG-II shall purchase from the Company, 610.214 shares of Series A Preferred Stock, 396.876 shares of Series B Preferred Stock and Warrants to purchase 1,101,335 shares of Non-Voting Common Stock, for an aggregate purchase price of $10,892,019.93 in cash (such amount together with the IMCG-I Second Closing Purchase Price, the "Second Closing Purchase Price"), subject to the conditions set forth in Article V (the transactions to occur at the Second Closing, the "Second Purchase").


     1.2. The Closing; Deliveries. (a) The closing of the Initial Purchase (the "Initial Closing") and the closing of the Second Purchase (the "Second Closing", and together with the Initial Closing, individually, a "Closing" and collectively, the "Closings") shall take place at the offices of Fried, Frank, Harris, Shriver& Jacobson, One New York Plaza, New York, New York10004 at 9:00a.m. on the fourth business day following the satisfaction or waiver of the conditions to each such Closing set forth in ArticleV (other than those conditions that by their nature are to be satisfied at such Closing, but subject to the satisfaction or waiver of those conditions) or on such other place, time and/or date as shall be mutually agreed by the Company and the Purchaser (the date of such Closing, a "Closing Date").


     (b) At each Closing, the Company shall deliver to the Purchaser certificates representing the shares of Preferred Stock and the Warrants being purchased by the Purchaser at such Closing, each registered in the name of the Purchaser or its nominee or designee in such amounts as Purchaser shall inform the Company prior to such Closing. Delivery of such certificates shall be made against receipt by the Company of the portion of the Purchase Price payable in connection with such Closing, which shall be paid by wire transfer of immediately available funds to an account designated at least three business days prior to the applicable Closing Date by the Company. The Warrants shall be in the forms of Exhibit 1.2(b).

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY


     The Company hereby represents and warrants to the Purchaser, as of the date hereof and as of each Closing Date, as follows:


     2.1. Organization; Subsidiaries. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as it is now being conducted. The Company is duly qualified and licensed as a foreign corporation to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of its business makes such qualification necessary, except where the failure to so qualify or be licensed could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. The minute books (containing the records of meetings of stockholders, the Board of Directors, and any committees of the Board of Directors), stock record books and certificate books of the Company contain true, complete and accurate records in all material respects of all corporate actions taken at any such meetings and other corporate governance matters, the stock ownership of the Company and the transfer of the shares of its capital stock since the date of inception of the Company. Complete and correct copies of all of the foregoing (other than, as of the date hereof, the minutes of the meeting of the Board of Directors on April9, 1999, which have not yet been approved) have previously been made available to the Purchaser.


     (b) Schedule2.1(b) sets forth a complete and correct list of each corporation, limited liability company, partnership, business association or other Person with respect to which the Company has, directly or indirectly, ownership of or rights with respect to securities or other interests having the power to elect a majority of such Person's board of directors or analogous or similar governing body, or otherwise having the power to direct the management, business or policies of that corporation, limited liability company, partnership, business association or other Person (each, a "Subsidiary" and, collectively, the "Subsidiaries") that is required to be included in Exhibit 21 to the Company's Annual Report on Form 10-K for the period ended December31, 1998. Except as set forth on Schedule2.1(b), the Company owns, either directly or indirectly through one or more Subsidiaries, all of the capital stock or other equity interests of the Subsidiaries free and clear of all liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances ("Encumbrances"), other than transfer restrictions imposed by applicable federal and state securities Laws. All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary held directly or indirectly by the Company have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock or other equity interests of any Subsidiary are entitled to preemptive rights. Except as set forth on

Schedule2.1(b) or disclosed in the SEC Reports, there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock or other equity interests of any Subsidiary, or any Commitments of any character whatsoever relating to issued or unissued capital stock or other equity interests of any Subsidiary or pursuant to which the Company or any Subsidiary is or may become bound to issue or grant additional shares of its capital stock or other equity interests or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except as set forth on Schedule2.1(b) or disclosed in the SEC Reports, there are no voting trusts, stockholders agreements, proxies or other Commitments or understandings to which any Subsidiary is a party with respect to the voting or transfer of any capital stock or other equity interest of any Subsidiary. Except for (i)the Subsidiaries, (ii)assets held in benefit plans, (iii)corporate treasury transactions and (iv)as set forth on Schedule2.1(b), the Company does not own, directly or indirectly, any interest in any corporation, limited liability company, partnership, business association or other Person.


     (c) Each Subsidiary is a corporation, limited liability company, partnership, business association or other Person duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as it is now being conducted. Except as set forth on Schedule 2.1(c), each Subsidiary is duly qualified and licensed to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of the business conducted by it makes such qualification necessary except where the failures of all of such Subsidiaries to so qualify or be licensed individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The minute books or other records (containing the records of meetings of stockholders or other holders of other equity interests, the board of directors or other similar governing body, and any committees thereof), the stock ownership or analogous records and the certificate books of each of UnitedAuto Finance, Inc., UnitedAuto Care, Inc. and UnitedAuto Care Products, Inc. contain in all material respects true, complete and accurate records of all actions taken at any such meetings and other governance matters, the stock or other equity ownership of each of such Subsidiaries and the transfer of the shares of its capital stock or other equity interest since the date of inception of each such Subsidiary. Complete and correct copies of all of the foregoing have previously been made available to the Purchaser.


     2.2. Due Authorization. The Company has all right, corporate power and authority to enter into this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents to which it is a party, the issuance and sale of the Preferred Stock and the Warrants by the Company and the compliance by the Company with each of the provisions of this Agreement and each of the other Transaction Documents to which it is a party (including the reservation and issuance of the Shares and the consummation by the Company of the transactions contemplated hereby and thereby) (a)are within the corporate power and authority of the Company and
(b)have been duly authorized by all requisite corporate proceedings on the part of the Company, except for the approval by the stockholders of the Company referenced in Section 4.5. The Board of Directors has determined that it is advisable and in the best interest of the Company's stockholders for the Company to consummate the issuance and sale of the Preferred Stock and the Warrants upon the terms and subject to the conditions set forth in this Agreement, and has unanimously recommended that the Company's stockholders approve and adopt this Agreement and the other transactions referenced in
Section 4.5; provided, however, any such recommendation of the Board of Directors may be withdrawn, modified or amended to the extent permitted by
Section 4.5 of this Agreement. This Agreement has been, and each of the other Transaction Documents to which the Company is a party when executed and delivered by the Company will be, duly and validly executed and delivered by the Company, and this Agreement constitutes, and each of such other Transaction Documents when executed and delivered by the Company will constitute, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability against the Company may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to the rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies (regardless of whether enforcement is considered in a proceeding in equity or at law). The Shares have been validly reserved for issuance, and upon payment of the Purchase Price and issuance in accordance with the Certificates of Designation, or the Warrant, as the case may be, will be duly and validly issued and outstanding, fully paid, and nonassessable. The terms, designations, powers, preferences and relative participation, optional and other special rights, qualifications, limitations and restrictions of the Series A Preferred Stock and the Series B Preferred Stock will be set forth in the Certificate of Designation of the Series A Preferred Stock and the Certificate of Designation of the Series B Preferred Stock, respectively (collectively, the "Certificates of Designation"), the forms of which are attached as Exhibit 2.2.


     2.3. Capitalization. The authorized capital stock of the Company consists of (i)40,000,000 shares of voting Common Stock, par value $0.0001 per share, of which, as of March 24, 1999, 21,289,619 shares are issued and outstanding;
(ii)1,125,000 shares of Non-Voting Common Stock, of which, as of March 24, 1999, 605,454 shares are issued and outstanding; (iii)20,000,000 shares of Class C Common Stock, par value $0.0001 per share, of which, as of the date hereof, no shares are issued and outstanding; and (iv)100,000 shares of preferred stock, par value $0.0001 per share, of which, as of the date hereof, no shares are issued and outstanding. There have been no changes in such numbers since March 24, 1999, except as a result of the transactions contemplated by the Transaction Documents, and the issuance of Common Stock upon the exercise of rights to acquire Common Stock and Non-Voting Common Stock set forth on Schedule2.3. All of the issued and outstanding shares of Common Stock and Non-Voting Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock of the Company are entitled to preemptive rights. Except as set forth on Schedule2.3 or disclosed in the SEC Reports, there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever relating to issued or unissued capital stock of the Company, or any Commitments of any character whatsoever relating to issued or unissued capital stock of the Company or pursuant to which the Company or any of the Subsidiaries is or may become bound to issue or grant additional shares of its capital stock or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights. Except as set forth on Schedule2.3 or disclosed in the SEC Reports, (i)the Company has not agreed to register any securities under the Securities Act or under any state securities law or granted registration rights to any Person or entity and
(ii)there are no voting trusts, stockholders agreements, proxies or other Commitments or understandings in effect to which the Company is a party or of which it has Knowledge with respect to the voting or transfer of any of the shares of Common Stock or Non-Voting Common Stock. To the extent that any options, warrants or any of the other rights described above are outstanding, neither the issuance and sale of the Preferred Stock and the Warrants nor any issuance of Shares will result in an adjustment of the exercise or conversion price or number of shares issuable upon the exercise or conversion of any such options, warrants or other rights.

     2.4. SEC Reports. The Company has timely filed all proxy statements, reports and other uments required to be filed by it with the SEC under the Exchange Act from and after October23, 1996 (collectively, the "SEC Reports"). Each SEC Report was on the date of its filing in compliance as to form in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


     2.5. Financial Statements. The audited consolidated balance sheet of the Company and the Subsidiaries as of December31, 1998 (the "1998 Balance Sheet") and the related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for the 12-month period then ended, including the notes thereto (collectively, the "1998 Financial Statements"), and all of the financial statements (including any related schedules and/or notes) included in the SEC Reports, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved, except as may be noted therein, and fairly present in all material respects the consolidated financial condition, results of operations and changes in stockholders' equity of the Company and the Subsidiaries as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from year-end adjustments). A complete and correct copy of the 1998 Financial Statements is set forth on Schedule2.5. Except as set forth on Schedule2.5 or disclosed in the SEC Reports, neither the Company nor any Subsidiary has any liability or obligation (whether accrued, absolute, contingent, unliquidated or otherwise, whether known or unknown, whether due or to become due and regardless of when asserted), except (i)liabilities and obligations in the respective amounts reflected or reserved against in the 1998 Balance Sheet, (ii)liabilities and obligations incurred in the ordinary course of business since December31,1998 which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, (iii)under Commitments in accordance with the terms and conditions thereof which are not required by GAAP to be reflected on the 1998 Balance Sheet except Commitments that are required to be disclosed pursuant to Section 2.15 and are not so disclosed, (iv)in respect of any Loss relating to any Environmental Matter except to the extent required to be disclosed on Schedule 2.14 and not so disclosed, or (v)arising out of or in connection with any claim by Person in respect of any product sold, rented, leased, designed, distributed or marketed at any time by the Company or its Subsidiaries resulting from an alleged defect in the design or manufacture thereof, or any alleged failure to warn with respect thereto, but only to the extent not subject to indemnification or reimbursement by financially solvent entities.


     2.6. Absence of Certain Changes. Except as set forth on Schedule2.6, as disclosed the SEC Reports, or pursuant to the transactions contemplated by this Agreement and the other Transaction Documents, since December 31, 1998: (i)the business of the Company and the Subsidiaries taken as a whole has been conducted in the ordinary course of business consistent with past practice,
(ii)the Company and its Subsidiaries have not (a)suffered any change, event or development or series of changes, events or developments which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect, (b)suffered any damage, destruction or casualty loss to its physical properties (whether or not covered by insurance) which individually or in the aggregate has resulted or could reasonably be expected to result in a Material Adverse Effect or (c)been the subject of any material Litigation or threatened or commenced investigation by a Governmental Entity, and (iii)there has not been any transaction, act, development, circumstance or event that if it had occurred on or after the date of this Agreement without the prior consent of the Purchaser would constitute a breach of Section 4.1.


     2.7. Litigation. (a) Except as set forth on Schedule2.7(a) or as disclosed in the SEC Reports, there is no material claim, action, suit, investigation or proceeding ("Litigation") pending or, to the Knowledge of the Company, threatened against the Company or any of the Subsidiaries or involving any of their respective properties or assets by or before any court, arbitrator or other Governmental Entity.


     (b) Except as set forth on Schedule 2.7(b) or as disclosed in the SEC Reports, neither the Company nor any of the Subsidiaries is in default under or in breach of any order, judgment or decree of any court, arbitrator or other Governmental Entity, and neither the Company nor any of the Subsidiaries is a party or subject to any order, judgment or decree of any court, arbitrator or other Governmental Entity, which has had or could reasonably be expected to have a Material Adverse Effect.


     2.8. Title to Properties; Insurance. (a) Except as set forth on Schedule2.8(a), the Company and the Subsidiaries have good and valid title to, or, in the case of property leased by them, a valid and subsisting leasehold interest in, their respective material properties and assets, free of all Encumbrances except for Permitted Encumbrances.


     (b) Schedule2.8(b) sets forth the address of all Owned Real Property. With respect to the Owned Real Property, (i)the Company and its Subsidiaries have good and marketable title in fee simple to the Owned Real Property, free and clear of all Encumbrances except for Permitted Encumbrances, (ii)there are no outstanding options or rights of first refusal in favor of any other Person to purchase the Owned Real Property or any portion thereof or interest therein, and (iii)there are no leases, subleases, licenses, options, rights, concessions or other Commitments affecting any portion of the Owned Real Property.


     (c) Schedule2.8(c) sets forth a complete and correct list of all material Leased Real Property. With respect to the Leased Real Property, the Company and the Subsidiaries have good and valid leasehold estates in the Leased Real Property, free and clear of all Encumbrances except for Permitted Encumbrances and Encumbrances set forth on Schedule2.8(a). Except as set forth on Schedule2.8(c), (A)each lease or sublease relating to the Leased Real Property is legal, valid, binding and enforceable and in full force and effect and
(B)the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not cause a breach or require any third party consent or notification under any such lease or sublease. The information set forth on Schedule2.8(c) regarding the Leased Real Property is true and correct in all material respects.


     (d) [Intentionally omitted]


     (e) Schedule2.8(e) sets forth a complete and correct list of all insurance coverage carried by the Company and the Subsidiaries, including for each policy the type and scope of coverage, the carrier and the amount of coverage. All of the assets of the Company and the Subsidiaries and all aspects of the Company's and the Subsidiaries' businesses that are of insurable character are covered by insurance with reputable insurers against risks of liability, casualty and fire and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage (and with deductibles) which are consistent with prudent industry practice. Neither the Company nor any of the Subsidiaries is in default in a material respect with respect to any of its obligations under any insurance policy maintained by it. All such policies are in full force and effect and no premiums with respect thereto are past due and owed. Except as set forth on Schedule2.8(e), there are no claims by the Company or any of the Subsidiaries under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause. Except as set forth on Schedule2.8(e), neither the Company nor any of the Subsidiaries has received notice of any pending or threatened termination of any of such policies or any premium increases for the current policy period with respect to any of such policies, and the consummation of the transactions contemplated by this Agreement or any of the other Transaction Documents will not result in any such termination or premium increase. The Company maintains a Directors' and Officers' insurance policy with National Union Fire Insurance Company, a complete and correct copy of which has previously been delivered to the Purchaser.


     2.9. Consents, No Violations. Except as set forth on Schedule2.9, neither the execution, delivery or performance by the Company of this Agreement or any of the other Transaction Documents to which it is a party nor the consummation of the transactions contemplated hereby or thereby will (a)conflict with, or result in a breach or a violation of, any provision of the certificate of incorporation or by-laws of the Company; (b)constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i)any Law or (ii)any Commitment to which the Company or any of the Subsidiaries is a party or pursuant to which any of them or any of their assets or properties is subject, except, with respect to the matters set forth in this clause(b), for breaches, violations, defaults, Encumbrances, or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement or any other Transaction Document to which it is a party; or
(c)except for any required filing under the HSR Act or with respect to any Environmental Permits, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of the Company or any of the Subsidiaries.


     2.10. Holding Company Act and Investment Company Act. Neither the Company nor any of the Subsidiaries is: (i)a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii)a "public utility," as defined in the Federal Power Act, as amended, or (iii)an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

     2.11. Taxes. (a) Except as disclosed in Schedule 2.11(a), the Company and each of the Subsidiaries has timely filed all Returns required by Law to have been filed by it and has paid all Taxes shown to be due thereon or which are otherwise due and payable (or made adequate provision in accordance with GAAP for all such Taxes on the 1998 Balance Sheet) including, without limitation, any Tax levied upon any of its properties, assets, income or franchises. All such Returns were complete and correct in all material respects. All amounts required to be collected or withheld by the Company and each of the Subsidiaries has been collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly remitted. The accruals and reserves for Taxes on the 1998 Balance Sheet are complete and adequate in all material respects to cover any liability of the Company and each of its Subsidiaries for Taxes for periods through December 31, 1998. The accruals and reserves for deferred tax liabilities on the 1998 Balance Sheet are adequate to cover any such liability in accordance with GAAP.


     (b) Schedule 2.11(b) contains a list of states, territories and jurisdictions (whether foreign or domestic) in which the Company or any of the Subsidiaries currently file an income, franchise, sales or use Return. Except as set forth on Schedule2.11(b), (i)neither the IRS nor any other taxing authority has asserted in writing any claim involving a material amount of Taxes, or to the Knowledge of the Company, is threatening to assert any claims involving a material amount of Taxes, against the Company or any of the Subsidiaries, (ii)neither the Company nor any of the Subsidiaries has been a member of a consolidated, combined or unitary group for federal or state income tax purposes that included any member other than the current members of the consolidated federal income tax group of which the Company is the common parent, (iii)neither the Company nor any of the Subsidiaries is or has been a party to any Tax sharing agreement (except for agreements with Subsidiaries providing for the sharing of liabilities on a pro rata basis) that will remain in effect and under which the Company or any such Subsidiary could have any material liability for Taxes, (iv) there are no liens for Taxes upon any assets of the Company or any of the Subsidiaries (other than liens for Taxes not yet due and payable), except for liens which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (v)neither the Company nor any of the Subsidiaries has agreed or is required to include in income during the current year or any future taxable period any material adjustment pursuant to Section 481 of the Code (or similar provisions of foreign, state or local law) by reason of a change in accounting method or otherwise, and the IRS has not proposed any such adjustment, and (vi) complete copies of all income Tax Returns filed by the Company and each of the Subsidiaries for taxable periods commencing on or after January 1, 1993 have been provided to, or made available to, the Purchaser.


     2.12. Employee Benefit Plans. (a) Schedule2.12 sets forth a complete and correct list of (i)all of the Compensation and Benefit Plans that are intended to qualify with the applicable requirements of Article401(a) of the Code and
(ii)all
employment, severance and change of control agreements with employees, former employees, officers, former officers, directors, former directors or the beneficiaries of any of the foregoing or pursuant to which the Company or any Subsidiary has or may have any liability in excess of $200,000. Except with respect to any Multi-Employer Plans, the Company has heretofore delivered or made available to the Purchaser true and complete copies of all Compensation and Benefit Plans and any amendments thereto (or if a Compensation and Benefit Plan is not in written form, a written description thereof), any related trust or other funding agreement or vehicle, the most recent reports or summaries required under ERISA or the Code and, with respect to each Compensation and Benefit Plan intended to qualify under Article 401 of the Code, the most recent determination letter received from the IRS.


     (b) Except where the failure to do so could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company and each Subsidiary have performed all obligations required to be performed by them under each Compensation and Benefit Plan and neither the Company nor any Subsidiary is in default under or in violation of, any Compensation and Benefit Plan. Except with respect to any Multi-Employer Plans or as otherwise set forth on Schedule2.12, each Compensation and Benefit Plan has in all material respects been established, operated, maintained and administered, as the case may be, in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code.


     (c) With respect to each Compensation and Benefit Plan which is a "multi-employer plan" within the meaning of Sections 3(37) or 4001(a)(3) of ERISA (a "Multi-Employer Plan"): (i) neither the Company, any Subsidiary nor any ERISA Affiliate has been required to contribute to, or incurred any withdrawal liability (within the meaning of Section 4201 of ERISA) to any such plan which liability has not been fully paid as of the date hereof; (ii) as of the Closing Date, the Company, each Subsidiary and each ERISA Affiliate will not have completely or partially withdrawn from any such plan and will not be subject to any withdrawal liability as described in Section 4201 of ERISA for withdrawals that have occurred on or prior to the Closing Date (including, without limitation, any withdrawal deemed to have occurred as a result of the transactions contemplated by this Agreement); (iii) no event has occurred which could result in a "partial withdrawal" under Section 4205 of ERISA with respect to any such plan and neither the Company, Parent, any Subsidiary nor any ERISA Affiliate has any contingent liability under Section 4204 of ERISA; (iv) if the Company, each Subsidiary and each ERISA Affiliate were to incur a complete withdrawal (as described in Section 4203 of ERISA) from each such plan as of the Closing Date, no withdrawal liability, as determined under Section 4201 of ERISA, could be incurred with respect to all such plans that would individually or in the aggregate have a Material Adverse Effect; and (v)neither the Company, any Subsidiary nor any ERISA Affiliate has knowledge that any such plan fails to qualify under Section 401(a) of the Code, has been terminated, is insolvent or is in reorganization within the meaning of Part 3 of Subtitle E of Title IV of ERISA and, to the knowledge of the Company, no condition exists which presents a risk of any such plan being terminated, becoming insolvent or going into reorganization.


     (d) Neither the Company, any Subsidiary, nor any ERISA Affiliate presently sponsors, maintains or contributes to, nor is the Company, any Subsidiary or any ERISA Affiliate required to sponsor, maintain or contribute to, nor has the Company, any Subsidiary or any ERISA Affiliate (other than where the Company, such Subsidiary or such ERISA Affiliate has no continuing material obligation or liability) ever sponsored, maintained, contributed to or been required to contribute to, any Compensation and Benefit Plan (other than a Multi-Employer
Plan) which is an "employee pension benefit plan" within the meaning of Article 3(2) of ERISA and which is subject to Title IV of ERISA.


     (e) Neither the Company, any Subsidiary nor any ERISA Affiliate
(i)maintains or contributes to any Compensation and Benefit Plan which provides, or has any liability to provide, life insurance, medical or dental benefits to any employee upon his retirement or termination of employment, except as may be required by Article 4980B of the Code or as would not reasonably be expected to have individually or in the aggregate a Material Adverse Effect; or (ii)has ever represented to, promised or contracted with (whether in oral or written form) any employee (either individually or to employees as a group) that such employee would be provided with life insurance, medical or dental benefits upon retirement or termination of employment, except to the extent required by Article 4980B of the Code or as would not reasonably be expected to have individually or in the aggregate a Material Adverse Effect.


     (f) There are no pending, or to the Knowledge of the Company, threatened claims by or on behalf of any Compensation and Benefit Plan by any employee or beneficiary covered under any such Compensation and Benefit Plan, or otherwise involving any such Compensation and Benefit Plan, that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.


     (g) Except as otherwise set forth on Schedule2.12(g), there is no Commitment covering any employee or former employee of the Company or any Subsidiary that, individually or in the aggregate, would be reasonably likely to give rise to the payment of any amount that would result in a material loss of tax deductions pursuant to the terms of Article 162(m) of the Code.


     (h) Except where the failure to do so could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company and each Subsidiary (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to employees; (ii) has withheld all amounts required by Law or by Commitment to be withheld from the wages, salaries and other payments to employees; (iii)is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; and (iv)is not liable for any payment to any trust or other fund or to any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits for employees.


     (i) No work stoppage or labor strike against the Company or any Subsidiary by employees is pending, or to the knowledge of the Company, threatened. Except for such matters that could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, neither the Company nor any Subsidiary (i)is involved in, or to the knowledge of the Company, threatened with any labor dispute, grievance, or Litigation relating to labor matters involving any employees, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign), charges of unfair labor practices or discrimination complaints or (ii)has engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act.


     (j) Except as set forth in Schedules2.9, 2.12 and 2.15, the execution, delivery and performance by the Company of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party will not (either alone or upon the occurrence of any additional or subsequent events)constitute an event under any Compensation and Benefit Plan, trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee. No payment or benefit which will or may be made by the Company, any Subsidiary, the Purchaser or any of their respective Affiliates in connection with the transactions contemplated by this Agreement or any of the other Transaction Documents with respect to any employee will be characterized as an "excess parachute payment" within the meaning of Article 280G(b)(1) of the Code.


     2.13. Intellectual Property. (a)Except as disclosed on Schedule2.13(a),
(i)the Company or a Subsidiary owns or has the right to use pursuant to a valid license, sub-license or other agreement all of the Intellectual Property used by it, except where the absence of any thereof could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect and
(ii)neither the Company nor any of the Subsidiaries has interfered with, infringed upon or misappropriated any Intellectual Property rights of third parties, except for interferences, infringements and misappropriations which could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written claim, demand or notice alleging any such interference, infringement or misappropriation. To the Knowledge of the Company, no third party has interfered with, infringed upon or misappropriated any Intellectual Property rights of the

Company or any Subsidiary, except for interferences, infringements and misappropriations which could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.


     (b) The disclosure contained under the heading "IMPACT OF YEAR 2000" in the Company's Annual Report on Form 10-K for the period ended December31, 1998 is true, correct and complete in all material respects.


     2.14. Compliance with Laws. (a)Except as set forth on Schedule2.14(a) or as disclosed in the SEC Reports, the Company and the Subsidiaries are in compliance in all material respects with all Laws, and since January1, 1996, neither the Company nor any Subsidiary has received any notice of any alleged violation of Law applicable to it. The Company and the Subsidiaries have all material licenses, franchise permits, consents, registrations, certificates, and other governmental or regulatory permits, authorizations or approvals required for the operation of the business as presently conducted and for the ownership, lease or operation of the Company's and its Subsidiaries' properties (collectively, "Licenses"). Except as set forth on Schedule2.14(a), the Company and the Subsidiaries have all Licenses, and all of such Licenses are valid and in full force and effect, and the Company and the Subsidiaries have duly performed and are in compliance in all material respects with all of their obligations under such Licenses. No event has occurred with respect to any of such Licenses that allows, or after notice or lapse of time or both would allow, the suspension, limitation, revocation, non-renewal or termination thereof that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, and no terminations of any License or proceedings to suspend, limit, revoke or terminate any License have been threatened. The Company has made available for inspection by the Purchaser copies of all material correspondence between the Company or any of the Subsidiaries, on the one hand, and the SEC on the other hand.


     (b) Without limiting the generality of foregoing, except as set forth on Schedule2.14(b), the Company, the Subsidiaries and, to the extent the Company or any Subsidiary would have any liability with respect thereto, each of their respective employees, are in compliance in all material respects with all material Laws relating to consumer financing and leasing (including, without limitation, the financing and leasing of vehicles and other consumer products), including, without limitation, (i)the rules and regulations of any Governmental Entity, (ii)any applicable federal, state, local or foreign Laws, and any rules or regulations promulgated thereunder pertaining to unlawful discrimination in lending (including, without limitation, equal credit opportunity, retail installment sales, and fair credit reporting), truth-in-lending, truth-in-leasing or consumer credit (including, without limitation, the Federal Consumer Credit Protection Act, Federal Truth-in-Lending Act and RegulationZ thereunder, and the Federal Equal Credit Opportunity Act and RegulationB thereunder), and (iii)all applicable usury and interest limitations Laws.

     (c) Neither the Company nor any Subsidiary has offered or agreed to offer anything of value to any government official, political party or candidate for governmental or political office (or any person that the Company knows or has reason to know, will offer anything of value to any governmental official, political party or candidate for governmental or political office), such that the Company or any of the Subsidiaries have violated the Foreign Corrupt Practices Act of 1977, as amended.


     (d) To the Knowledge of the Company:


         (i) Except as set forth on Schedule2.14(d), the Company and the Subsidiaries have at all times been operated, and are currently operated, in compliance in all material respects with all Environmental Laws.


         (ii) Except as set forth on Schedule2.14(d), the Company and the Subsidiaries (1)have obtained, and are in compliance in all material respects with, all material permits, licenses, authorizations, registrations and other governmental consents required by Environmental Laws ("Environmental Permits"), and (2)have made all appropriate filings for the issuance or renewal of such Environmental Permits (other than in connection with the transactions contemplated hereby).


         (iii) Except as set forth on Schedule2.14(d), all of the Owned Real Property and Leased Real Property (collectively, "Real Property") is free of any material contamination arising out of, relating to, or resulting from the Release by the Company or any of the Subsidiaries of any Hazardous Substances, and there has been no material Release at any time of any Hazardous Substances at, on, about, under or within any Real Property or, to the Knowledge of the Company, any real property formerly owned, leased, operated or controlled by the Company or any of the Subsidiaries or any predecessor of any of the foregoing (other than pursuant to and in accordance with Environmental Permits).


         (iv) Except as set forth on Schedule 2.14(d), there are no material claims, notices (including, without limitation, notices that the Company or any of the Subsidiaries (or any predecessors thereof) is or may be a potentially responsible person or otherwise liable in connection with any waste disposal or other site containing Hazardous Substances), civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or, to the Knowledge of the Company, threatened that are based on or related to any Environmental Matters (including, without limitation, the failure to comply with any Environmental Law or the failure to have, or to comply with, any Environmental Permits).


         (v) Except as set forth on Schedule 2.14(d), there are no present or past conditions, events, circumstances, facts, activities, practices, incidents, actions, omissions or plans: (1)that are reasonably likely to interfere with or prevent, in any material respect, continued compliance by the Company or any of the Subsidiaries with

Environmental Laws or the requirements of Environmental Permits, or (2)that are reasonably likely to give rise to any material liability under any Environmental Laws, or (3)that are reasonably likely to form the basis of any material claim, action, suit, proceeding, hearing, investigation or inquiry against or involving the Company or any Subsidiary based on or related to any Environmental Matter.


         (vi) Except as set forth on Schedule2.14(d), there are no material Releases or material liabilities arising out of, relating to or resulting from any underground or aboveground storage tanks, incinerators or surface impoundments currently or formerly at, on, about, under or within any Real Property.


         (vii) Except as set forth on Schedule2.14(d), neither the Company nor any of the Subsidiaries (nor any predecessors thereof) have used any waste disposal site, or otherwise disposed of, transported, or arranged for the transportation of, any Hazardous Substances to any place or location that is now, or was in the past, listed on the National Priorities List of Superfund Sites or any analogous state lists.


         (viii) Except as set forth on Schedule2.14(d), no Encumbrance other than Permitted Encumbrances exists, and no condition exists which could reasonably be expected to result in the filing of an Encumbrance other than Permitted Encumbrances, against any Real Property under any Environmental Law or relating to any Environmental Matter.


     (e) The Company has delivered or made available to the Purchaser true and complete copies and results of any reports, studies, analyses, tests, or monitoring in the possession of the Company or any of the Subsidiaries, in each case relating to any Environmental Matters with respect to the Company or any of the Subsidiaries (including without limitation any Hazardous Substances at, on, about, under or within any Real Property or any real property formerly owned, leased, operated or controlled by the Company or any of the Subsidiaries or any predecessor of any of the foregoing).


     2.15. Commitments. Schedule2.15 sets forth a complete and correct list of each written and, if material, oral contract, agreement, understanding, arrangement and commitment of any nature whatsoever, including all amendments thereof and supplements thereto ("Commitments") of the following types to which the Company or any Subsidiary is a party or by or to which the Company or any Subsidiary or any of their properties may be bound or subject as of the date hereof: (i)Commitments or related series of Commitments which are service contracts or equipment leases involving payments by the Company or any Subsidiary of more than $1,000,000 per year, (ii)Commitments containing covenants purporting to limit the freedom of the Company or any Subsidiary to compete in any line of business in any geographic area or to hire any individual or group of individuals, (iii)Commitments or related series of Commitments relating to capital expenditures in excess of $1,000,000, (iv)(x)Commitments or related series of Commitments relating tothe lease or sublease of or sale or purchase of personal property involving any annual expense or price in excess of $1,000,000, and (y) each material lease or sublease of real property or Commitments relating to the sale or purchase of material real property,
(v)Commitments relating to indentures, mortgages, promissory notes, loan agreements, guarantees, letters of credit or other agreements or instruments of the Company or any Subsidiary or Commitments for or relating to the borrowing or the lending of money by or to the Company or any Subsidiary in excess of $100,000 or providing for any right of first refusal or the creation of any Encumbrance upon any of the assets or properties of the Company or any Subsidiary, (vi)Commitments with or relating to any automobile or other vehicle manufacturer, including, without limitation, franchise and other dealership agreements, (vii)Commitments relating to the acquisition or disposition of any operating business or the capital stock of any Person that has not been consummated or that has been consummated but contains representations, warranties, covenants, guarantees, indemnities or other obligations that remain in effect, (viii)Commitments relating to any material Litigation,
(ix)Commitments under which the Company or any Subsidiary agrees to indemnify any Person, (x)Commitments in respect of any joint venture, partnership or other similar arrangement, (xi)Commitments with any Governmental Entity;
(xii)other Commitments or related series of Commitments which involve payments of over $1,000,000, and (xiii)other Commitments which are otherwise material. All such Commitments are valid and binding obligations of the Company and each Subsidiary, as the case may be, and, to the Knowledge of the Company, are the valid and binding obligation of each other party thereto except such Commitments which if not so valid and binding individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any other party is in material violation of or in material default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a material default under, any such Commitment which in the judgment of the management of the Company would adversely affect the Company's or any Subsidiary's ability to retain, renew or otherwise continue the Company's or Subsidiary's contractual relationship with the parties thereto, except for the loss of contractual relationships which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.


     2.16. Acquisitions. Schedule 2.16 sets forth a list of all acquisitions (by purchase of assets, purchase of stock, merger or otherwise) of any Person or any businesses, business lines or material assets pending or consummated or agreed to be consummated by the Company or any of the Subsidiaries since December31, 1998 or earlier to the extent the Company or any Subsidiary has continuing liabilities or obligations with respect to any acquisition. For each such acquisition, Schedule 2.16 also lists the consideration remaining to be paid in connection with such acquisition (and the form or forms of such consideration), the amount and a summary of the terms of any earn-out, claw-back, make-whole or similar provision, the amount and a summary of the terms of any note payable issued by the Company or any Subsidiary in connection therewith and the amount of any consideration held in escrow on the date hereof. All continuing material liabilities or other material obligations of the Company or any Subsidiary in connection with any acquisition (including, without limitation, arising out of indemnification, the granting of registration rights or the terms of any earn-out or make-whole provisions) are summarized on Schedule 2.l6. In connection with any acquisition consummated by the Company or any Subsidiary in which part or all of the consideration consisted of shares of capital stock or any other securities (including, without limitation, capital stock of the Company), such shares of capital stock or other securities were issued in compliance with the registration requirements of all applicable federal and state securities laws.


     2.17. Brokers or Finders; Opinion of Financial Advisor. (a) Except pursuant to the letter agreement with J.P.Morgan& Co., dated March15, 1999, upon the consummation of the transactions contemplated by this Agreement, no agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement or the other Transaction Documents based on arrangements made by or on behalf of the Company or any of the Subsidiaries, or any Affiliate of any of the foregoing. A complete and correct copy of all engagement letters and any other Commitment between the Company or any Subsidiary and J.P.Morgan& Co. or any other Person relating to the foregoing have previously been delivered to the Purchaser.


     (b) The Company has been advised in writing by its financial advisor, J.P. Morgan& Co., that in its opinion, as of the date hereof, the transactions contemplated by this Agreement and the other Transaction Documents are fair to the Company and its stockholders from a financial point of view.


     2.18. Proxy Statement. Any proxy statement to be sent to the stockholders of the Company in connection with a meeting of the stockholders of the Company in connection with the transactions contemplated by this Agreement and the other Transaction Documents (the "Stockholders Meeting"; such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") will comply as to form in all material respects with Article14(a) of the Exchange Act and the rules promulgated thereunder, and it shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact, or, in light of the circumstances under which made, omit to state any material fact necessary in order to make the statements made therein not false or misleading. If at any time prior to the Second Closing any event relating to the Company or any of the Subsidiaries or any of their respective Affiliates, officers or directors should be discovered by the Company which is required to be set forth in a supplement to the Proxy Statement, the Company shall promptly inform the Purchaser thereof.


     2.19. Suppliers. Schedule2.19 sets forth a list of the Company's suppliers of $1,000,000 or more in materials (other than suppliers of used cars) or services to the Company and the Subsidiaries taken as a whole during the twelve month period ended December31, 1998 ("Major Suppliers"). Since January1, 1999, there has been no termination, cancellation or limitation of, or any material adverse modification or change in, the business relationships of the Company or any of the Subsidiaries with any Major Supplier.


     2.20. Related Party Transactions. Schedule2.20 sets forth a list of all transactions and Commitments between or involving the Company or any of the Subsidiaries, on the one hand, and any Related Party, on the other hand, engaged in or entered into since December31, 1996 (including those initiated prior to such date and continued or continuing following such date).


     2.21. Products. Except as set forth on Schedule2.21 and except for any matter with respect to which the Company or any applicable Subsidiary is indemnified or has the right to be reimbursed by a financially solvent entity, there are no statements, citations or decisions by any Governmental Entity stating that any product sold, rented, leased, designed, distributed or marketed at any time by the Company or any Subsidiary ("Products") is defective or unsafe or fails to meet any standards promulgated by any Governmental Entity. Except as set forth on Schedule2.21 and except for any matter with respect to which the Company or any applicable Subsidiary is indemnified or has the right to be reimbursed by a financially solvent entity, there is no (i)fact relating to any Product that, to the Knowledge of the Company, may impose upon the Company or any Subsidiary a duty to recall any Product or a duty to warn customers of a defect in any Product, (ii)latent or overt design, manufacturing or other defect in any Product that could reasonably be expected individually or in the aggregate to have a Material Adverse Effect or (iii)material liability for warranty claims or returns with respect to any Product.


     2.22. Section 203 of the DGCL; Takeover Statute. The Board of Directors has taken all actions necessary or advisable so that the restrictions contained in
Section 203 of the DGCL applicable to a "business combination" (as defined in such Section) will not apply to the execution, delivery or performance of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby. The execution, delivery and performance of this Agreement or any of the other Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not cause to be applicable to the Company any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

     2.23. Disclosure. Neither this Agreement nor any other Transaction Document, nor any schedule or exhibit hereto or thereto, nor any certificate furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby and thereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.


                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER



     The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of each Closing Date, as follows:


     3.1. Acquisition for Investment. The Purchaser is acquiring the Preferred Stock and the Warrants for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.


     3.2. Restricted Securities. The Purchaser understands that (i)the Preferred Stock and the Warrants will not be registered under the Securities Act or any state securities laws by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii)shares of the Preferred Stock and the Warrants and the Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.


     3.3. No Brokers or Finders. No agent, broker, investment banker or other Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with the transactions contemplated by this Agreement or the other Transaction Documents based on arrangements made by or on behalf of the Purchaser.


     3.4. Accredited Investor. Each of IMCG-I and IMCG-II is an "accredited investor" (as defined in Rule501(a) under the Securities Act).


     3.5 Organization. Each of IMCG-I and IMCG-II is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted.


     3.6. Due Authorization.Each of IMCG-I and IMCG-II has all right, power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

The execution and delivery by each of IMCG-I and IMCG-II of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (a)are within its power and authority and (b)have been duly authorized by all necessary action on the part of such entity. This Agreement constitutes, and each of the other Transaction Documents to which it is a party will constitute upon execution and delivery by each of IMCG-I and IMCG-II, a valid and binding agreement of such entity enforceable against such entity in accordance with their respective terms.


     3.7. Consents, No Violations. Neither the execution, delivery or performance by each of IMCG-I and IMCG-II of this Agreement and the other Transaction Documents nor the consummation of the transactions contemplated hereby or thereby will (a)conflict with, or result in a breach or a violation of, any provision of the organizational documents of such entity;
(b)constitute, with or without notice or the passage of time or both, a breach, violation or default, create an Encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i)any Law, or (ii)any Commitment of such entity, or to which such entity or any of its assets or properties is subject, except, with respect to the matters set forth in clause(ii), for breaches, violations, defaults, Encumbrances, or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, which, individually or in the aggregate, could not have a material adverse effect on the ability of such entity to consummate the transactions contemplated hereby; or (c)except for any required filing under the HSR Act, require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any Governmental Entity or any other Person on the part of such entity.


     3.8. Availability of Funds. The Purchaser has or will have available at the date due, sufficient funds to pay its obligations under this Agreement or arising out of its breach. The Purchaser has delivered to the Company a true and correct copy of the Limited Liability Agreement of each of IMCG-I and IMCG-II. Each investor in each of IMCG-I and IMCG-II is a financially solvent entity able to meet its obligations as they become due.


     3.9 Due Diligence. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and to obtain any additional information Purchaser desires or deems relevant. Purchaser has obtained, to the extent it has deemed necessary, professional advice with respect to the risks inherent in the investment in the Company.

                                   ARTICLE IV

                                   COVENANTS

     4.1. Conduct of Business by the Company Pending the Closings. (a)The Company covenants and agrees that, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Initial Closing, unless the Purchaser otherwise agrees in writing, the Company shall, and shall cause each of the Subsidiaries to, (i)conduct its business only in the ordinary course and consistent with past practice; (ii)use reasonable best efforts to preserve and maintain its assets and properties and its relationships with its customers, suppliers, advertisers, distributors, agents, officers and employees and other Persons with which it has significant business relationships; (iii)use reasonable best efforts to maintain all of the material assets it owns or uses in the ordinary course of business consistent with past practice; (iv) maintain insurance in full force and effect substantially comparable in amount, scope and coverage to that in effect on the date of this Agreement; (v)use reasonable best efforts to preserve the goodwill and ongoing operations of its business; (vi)maintain its books and records in the usual, regular and ordinary manner, on a basis consistent with past practice; (vii)perform and comply in all material respects with its Commitments; and (viii) comply in all material respects with applicable Laws. Except as expressly contemplated by this Agreement or as set forth on Schedule 4.1, between the date of this Agreement and the Initial Closing, the Company shall not, and shall cause each of the Subsidiaries not to, do any of the following without the prior written consent of the Purchaser:


     (A) create any Encumbrance other than (i)Permitted Encumbrances and
(ii)Encumbrances securing indebtedness permitted by clause (D) of this Section 4.1(a);

     (B)(i) except for inventory in the ordinary course of business or assets in any transaction or series of related transactions with a book value of less than $50,000, sell, assign, transfer, lease or otherwise dispose of or agree to sell, assign, transfer, lease or otherwise dispose of any assets of the Company or any Subsidiary or (ii)cancel any indebtedness owed to the Company or any Subsidiary except for indebtedness owed by Persons that are not Affiliates of the Company or its Affiliates in the ordinary course of business not in excess of $250,000 in the aggregate;

     (C) acquire or dispose of (by merger, consolidation, or acquisition of stock or assets) any Person, business, business line or any material amount of assets;

     (D) (i) incur any additional indebtedness other than (aa)endorsements of items for collections, (bb)working capital borrowings in the ordinary course of business, (cc)purchase money indebtedness not to exceed $50,000 in any single transaction or series of related transactions, (dd)revolving floor plan financing arrangements entered into in order to finance the Company's new and used vehicle inventory or (ee)any other indebtedness incurred in the ordinary course of business not to exceed $250,000 in the aggregate, or (ii) make any loans, advances or capital contributions to, or investments in, any Person other than
(x)to a Subsidiary or (y)advances in the ordinary course of business to Persons that are not Related Parties not exceeding $10,000 to any one such Person;

     (E) change any method of accounting or accounting practice used by the Company or any Subsidiary, other than such changes required by GAAP;

     (F) (i) enter into or adopt or amend any existing agreement or arrangement relating to severance in which annual payments exceed $100,000 individually or $300,000 in the aggregate, (ii)enter into or adopt or amend any existing severance plan in which annual payments exceed $100,000 individually or $300,000 in the aggregate, (iii)enter into or adopt or amend any Compensation and Benefit Plans or employee agreement in which annual payments exceed $100,000 individually or $300,000 in the aggregate or (iv)grant any increases in compensation, except compensation increases for non-executive employees associated with promotions and annual reviews in the ordinary course of business;

     (G) except as set forth in Schedule2.20, enter into any transaction or Commitment with any Related Party;

     (H) modify, terminate, amend or grant any waiver in respect of any material Commitment outside of the ordinary course of business, or enter into any Commitment with any original equipment manufacturer other than with respect to obtaining a Consent in accordance with Section 4.6;

     (I) allow the lapse of any of the Company's or any Subsidiary's rights of ownership or use of any material Intellectual Property right except in the ordinary course of business consistent with past practice;

     (J) repurchase, redeem or otherwise acquire or exchange any share of Common Stock or Non-Voting Common Stock or other equity interests; except for issuances of Common Stock pursuant to the exercise of options to purchase Common Stock or pursuant to existing Commitments outstanding on the date hereof, in each case listed on Schedule 2.3, issue or sell any additional shares of the capital stock of, or other equity interests in, the Company or any Subsidiary, or securities convertible into or exchangeable for such shares or other equity interests, or issue or grant any subscription rights, options, warrants or other rights of any character relating to shares of such capital stock, such other equity interests or such securities; or declare, set aside, make or pay any dividend, or make any distribution, in respect of any shares of capital stock of the Company;

     (K) amend the Company's certificate of incorporation or by-laws, except with respect to the filing of the Certificates of Designation and the Certificate of Amendment, or amend any Subsidiary's charter or by-laws or other organizational documents in any respect materially adverse to the Company;

     (L) make any material change in the Company's or any Subsidiary's Tax accounting methods, any material new election with respect to Taxes or any material modification or revocation of any existing election with respect to Taxes or settle or otherwise dispose of any material Tax audit, dispute, or other Tax proceeding, without the consent of the Purchaser, which consent will not be unreasonably withheld or delayed;


     (M) take any action that is reasonably likely to result in any of the representations and warranties set forth in ArticleII becoming false or inaccurate in any material respect as of any Closing Date; provided, however, that (i)the suffering of a condition to exist by the Company shall not be a breach of this Section 4.1(a)(M) and (ii)for purposes of Section 7.1 this
Section 4.1(a)(M) (and Section 4.1(a)(N) as it relates to this Section 4.1(a)(M)) shall be deemed a representation and warranty of the Company and not a covenant of the Company;or

     (N) agree to take any of the actions restricted by this Section 4.1.

     (b) Except as expressly contemplated by this Agreement or as set forth on Schedule4.1, between the Initial Closing and the Second Closing, the Company shall not and shall cause each of the Subsidiaries not to, take any of the actions described in clauses(C), (D), (E), (F), (G), (I), (J), (K) or (L) of
Section 4.1(a) or clause(N) of Section 4.1(a) as it relates to such clauses without the prior written consent of the Purchaser.


     4.2. No Solicitation. From the date of this Agreement until the earlier of the termination of this Agreement or the Second Closing, other than in connection with the transactions contemplated hereby, neither the Company nor any of the Subsidiaries shall solicit, propose or facilitate (including by way of providing information regarding the Company or any of the Subsidiaries or their respective businesses to any Person), directly or indirectly, any inquiries, discussions, offers or proposals for, continue or enter into negotiations looking toward, or enter into or consummate any Commitment or understanding in connection with any offer or proposal regarding, any purchase or other acquisition of all or any material portion of the Company and the Subsidiaries taken as a whole, the business or assets of the Company and the Subsidiaries taken as a whole, or a material portion of the capital stock of or equity interests in (whether newly issued or currently outstanding) the Company or any of the Subsidiaries (other than with respect to inquires or discussions (but not offers, proposals, negotiations, or the entering into of Commitments or understandings) relating to proposed acquisitions by the Company of businesses for which the Company would use its capital stock as consideration, but only following the prior consent of the Purchaser), or any merger, business combination or recapitalization involving the Company or any of the material Subsidiaries or their respective businesses; and the Company shall cause the Subsidiaries and the officers, directors, employees, representatives and agents of the Company and the Subsidiaries (collectively, "Company Affiliates") to refrain from engaging in any of the above activities that the Company is restricted from engaging in. Notwithstanding the foregoing, the parties agree that in the event the Company receives a Takeover Proposal by any other Person, the Company may review and act upon such Takeover Proposal solely as it relates to such transaction and only in the event that the Board of Directors determines in good faith, after consultation with and based upon the advice of its financial and outside legal advisors, that failing to review and act upon such Takeover Proposal would constitute a breach of the Company's directors' fiduciary duties under applicable Law (a "Company Fiduciary Out"). A "Takeover Proposal" shall mean an unsolicited inquiry, offer or proposal relating to the acquisition of all of the capital stock and other equity interests in the Company, or all or substantially all of the assets of the Company and its Subsidiaries or the merger of the Company with or into a third party. The Company agrees to promptly inform the Purchaser of the identity of any Person making any inquiry, offer or proposal and the nature and terms of any such inquiry, offer or proposal, including without limitation any Takeover Proposal, and to keep the Purchaser promptly and fully informed as to the status thereof. In addition, the Company shall promptly inform the Purchaser in writing of any decision to exercise a Company Fiduciary Out. The Company shall, and shall cause the Company Affiliates to, promptly cease and cause to be terminated, any inquiry, discussion, offer or proposal of a type described in this Section 4.2 which was initiated prior to the date hereof and shall abide, and shall cause the Company Affiliates to abide, by the provisions of the first sentence of this Section 4.2 with respect to any such inquiry, discussion, offer or proposal and the maker or makers thereof. The Company shall be liable to the Purchaser for any breach of the covenants set forth in this Section 4.2 by any Company Affiliate.


     4.3. Press Releases; Interim Public Filings. Subject to Section 8.3, the Company shall deliver to the Purchaser complete and correct copies of all press releases and public filings relating to the Transaction Documents, the transactions contemplated thereby and Company corporate matters made between the date hereof and the Initial Closing, and shall give the Purchaser the reasonable opportunity to review and comment on such releases and filings, in each case prior to release in the form in which it will be issued.


     4.4. HSR Act. Each of the Purchaser and the Company shall cooperate with the other in making filings under the HSR Act and shall use its best efforts to take, or cause to be taken, all actions necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using its reasonable best efforts to resolve such objections, if any, as the

Antitrust Division of the Department of Justice or the Federal Trade Commission or state antitrust enforcement or other Governmental Entities may assert under antitrust Laws with respect to the transactions contemplated hereby. In the event an action is instituted by any Person challenging the transactions contemplated hereby as violative of the antitrust laws, each of the Purchaser and the Company shall use its reasonable best efforts to resist or resolve such action.


     4.5. Proxy Statement; Stockholders Meeting. The Company shall hold a meeting of its stockholders as soon as practicable after the date hereof for the purpose of acting upon this Agreement and the transactions contemplated hereby and by the other Transaction Documents to the extent requiring stockholder approval, including, without limitation, the issuance and sale of Preferred Stock and Warrants to the Purchaser in connection with the Second Purchase, the amendment of the certificate of incorporation of the Company as set forth on Exhibit 4.5, and the election to the Board of Directors of a number of persons designated by the Purchaser who will constitute a majority of the Board of Directors of the Company immediately following the Second Closing (the "Purchaser Designees"). Unless the Board of Directors shall have determined in good faith, after consultation with and based upon the advice of its financial and outside legal advisors, that doing so would constitute a breach of their fiduciary duty under applicable Law, the Company shall recommend that its stockholders approve this Agreement and such transactions. The Board of Directors shall give the Purchaser prompt written notice of any determination by the Board of Directors not to recommend this Agreement and such transactions, or any determination to withdraw, modify or change any such recommendation. The Company and the Purchaser shall cooperate in the preparation of the Proxy Statement to be mailed to the Company's stockholders in connection with the solicitation of their approval of this Agreement and the transactions described above, and shall use their reasonable best efforts to take, or cause to be taken, all actions necessary to prepare the Proxy Statement, file the Proxy Statement with the SEC and respond to any comments it may have, and distribute the Proxy Statement to the Company's stockholders as expeditiously as practicable. At least ten days prior to the filing of the Proxy Statement with the SEC, Purchaser shall notify the Company of the identity of the Purchaser Designees designated by the Purchaser to serve on the Board of Directors at and following the Initial Closing. The Company shall give the Purchaser a reasonable opportunity to review and comment on the Proxy Statement and related communications with stockholders of the Company, and the Purchaser shall have the right to consent to any descriptions of or references to (i)the Purchaser or the Purchaser Designees or any Affiliate of any of the foregoing, and (ii)the Transaction Documents and the other agreements executed concurrently therewith and the transactions contemplated thereby in the Proxy Statement or such communications, which consent shall not be unreasonably withheld or delayed.


     4.6. Consents; Approvals. The Company shall use its reasonable best efforts, not requiring the expenditure of a material sum or the making of some other material accommodation, to obtain all consents, waivers, exemptions, approvals, authorizations or orders (collectively, "Consents") (including, without limitation (i)Consents required to avoid any breach, violation, default, encumbrance or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration set forth on
Schedule 2.9 or required to be set forth thereon, (ii)all Consents pursuant to the Company's or any Subsidiary's financing documents, including without limitation, all indentures and credit agreements of the Company or any Subsidiary, and (iii)all United States and foreign governmental and regulatory rulings and approvals), and the Company shall make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies), required or desirable in connection with the authorization, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, in each case as promptly as practicable but in any event prior the Second Closing if permitted to be filed prior thereto; provided, however, no payment (other than filing fees related to the matters contemplated hereby) or other accommodation shall be made by the Company in connection with obtaining any of the foregoing without the Purchaser's prior written consent. The Purchaser shall cooperate with the Company in obtaining such Consents. The Company also shall use its reasonable best efforts, not requiring the expenditure of a material sum or the making of some other material accommodation, to obtain all necessary state securities laws or blue sky permits and approvals required to carry out the transactions contemplated hereby and shall furnish all information as may be reasonably requested in connection with any such action.


     4.7. Listing. The Company shall use its best efforts to continue to be listed on the NYSE or a national securities exchange during the term of this Agreement and for so long as any shares of Preferred Stock, Warrants or any Shares are outstanding. Prior to the Initial Closing, the Company shall prepare and submit to the NYSE a listing application covering the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants and shall obtain approval for the listing of such shares, subject to official notice of issuance.


     4.8. Intentionally Omitted.

     4.9. Certificates of Designation; Amendment to Certificate of Incorporation. The Company shall, prior to or concurrently with the Initial Closing, cause the Certificates of Designation to be filed with the Secretary of State of the State of Delaware. Subject to the approval of the Company's stockholders at the Stockholder Meeting, the Company shall, prior to or concurrently with the Second Closing, cause the Certificate of Amendment to the certificate of incorporation of the Company providing for the amendment to the certificate of incorporation of the Company referenced in Section 4.5 (the "Certificate of Amendment") to be filed with the Secretary of State of the State of Delaware.

     4.10. Cooperation. Each of the Purchaser and the Company agrees to use its reasonable best efforts to take, or cause to be taken, as promptly as practicable all such further actions as shall be necessary to make effective and consummate the transactions contemplated by this Agreement.


     4.11. Access to Property; Records. Between the date hereof and the Second Closing the Company shall give the Purchaser and its employees, counsel, accountants, members, investors, financing sources and other authorized representatives reasonable access, during normal business hours, to the assets, properties, offices and other facilities, Commitments and books and records of the Company and of the Subsidiaries, and to the outside auditors of the Company and their work papers relating to the Company and the Subsidiaries. The parties hereto agree that except as expressly set forth herein no investigation by the Purchaser or its representatives shall affect or limit the scope of the representations and warranties of the Company contained in this Agreement or in any other Transaction Document delivered pursuant hereto or limit the liability for breach of any such representation or warranty. Purchaser agrees to hold all information obtained pursuant to this Section 4.11 confidential pursuant to the letter agreement, dated February27, 1999, between the Company and Penske Capital Partners, L.L.C. (the "Confidentiality Agreement") as if it were a party thereto in lieu of Penske Capital Partners, L.L.C.


     4.12. Reserve Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon conversion of the Preferred Stock or the exercise of the Warrants, the number of shares of Common Stock and Non-Voting Common Stock from time to time issuable upon conversion of all shares of the Preferred Stock and exercise of the Warrants at the time outstanding. All shares of Common Stock and Non-Voting Common Stock issuable upon conversion of the Preferred Stock or the exercise of the Warrants shall be duly authorized and, when issued upon such conversion or exercise, shall be validly issued, fully paid and nonassessable.


     4.13. Notice of Breach. From the date hereof through the Second Closing, as promptly as practicable, and in any event not later than two business days after senior management of the Company becomes aware thereof, the Company shall provide the Purchaser with written notice of (a)any representation or warranty of the Company contained in this Agreement or any other Transaction Document being untrue or inaccurate in any material respect at any time from the date hereof to the Second Closing, or (b)any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Company under this Agreement or any other Transaction Document; provided, however, that (i)any breach of this Section 4.13 shall be deemed to be a breach of a representation and warranty of the Company and not a covenant of the Company and (ii)the delivery of any notice pursuant to this
Section 4.13 shall not limit or otherwise affect the remedies available to the Purchaser, or modify in any way any disclosure made in this Agreement or any other Transaction Document or the schedules hereto or thereto as of the date hereof.


     4.14. Transfer Taxes. The Company shall be responsible for liability with respect to any transfer, stamp or similar Taxes which may be payable in connection with the execution, delivery and performance of this Agreement including, without limitation, any such Taxes with respect to the issuance of the Preferred Stock, the Warrant or the Shares.


     4.15. Indemnification. From and after the Initial Closing to the sixth year anniversary of the Initial Closing, except for amendments or modifications required by Law, the Company shall not amend or modify any rights to indemnification now existing in favor of the present and former directors, officers or employees of the Company and its Subsidiaries provided in the certificate of incorporation and by-laws of the Company or any Subsidiary in a manner adverse to any such director, officer or employee, and such parties shall be third party beneficiaries of this Section 4.15.


     4.16. Certain Limitations. Notwithstanding anything to the contrary contained in this ArticleIV, a covenant of the Company contained in this ArticleIV shall be deemed breached during the period following the Initial Closing only to the extent the action or omission giving rise to such potential breach (i)is not authorized, approved or recommended by the Chief Executive Officer of the Company and (ii)is authorized or approved by a majority of the members of the Board of Directors not designated by the Purchaser pursuant to the Stockholders Agreement or otherwise (the "Independent Directors").


     4.17. Acquisition Entities. The Company will cause each entity over which the Company or a Subsidiary has operational control pursuant to a management agreement or pending acquisition agreement to not take any action that would constitute a breach of any covenant of the Company under this Agreement if such entity were a Subsidiary to the extent it may do so under the applicable management agreement or acquisition agreement.


                                   ARTICLE V

                                   CONDITIONS


     5.1. Conditions to Obligations of the Purchaser and the Company . (a)The respective obligations of the Purchaser and the Company to consummate the Initial Purchase and the Second Purchase shall be subject to the satisfaction or waiver at or prior to the Initial Closing (in the case of the Initial Purchase) or the Second Closing (in the case of the Second Purchase) of each of the following conditions:

                      (i) No statute, rule or regulation or order of any court or administrative agency shall be in effect which prohibits the consummation of the transactions to be consummated at such Closing;


                      (ii) Any waiting period (and any extension thereof) under the HSR Act applicable to this Agreement and the transactions contemplated hereby shall have expired or been terminated; and


                      (iii) The Consents set forth on Exhibit 5.1(a)(iii) shall have been obtained or made by the Company.


               (b) The respective obligations of the Purchaser and the Company to consummate the Second Purchase shall be subject to the satisfaction or waiver at or prior to the Second Closing of the following conditions:


                      (i) The issuance and sale of the Preferred Stock and the Warrants to the Purchaser, the amendment to the certificate of incorporation of the Company referenced in Section 4.5 and the election to the Board of Directors of the Purchaser Designees shall have been approved and adopted by the requisite vote of the stockholders of the Company in accordance with applicable Law, the applicable rules of the NYSE, unless the NYSE shall have waived such requirement, and the Company's certificate of incorporation and by-laws; and


                      (ii) The Consents set forth on Exhibit 5.1(b)(ii) shall have been obtained or made by the Company.


     5.2. Conditions to Obligations of the Purchaser. (a) The obligation of the Purchaser to consummate the Initial Purchase and the Second Purchase shall be subject to the satisfaction or waiver at or prior to the Initial Closing (in the case of the Initial Purchase) or the Second Closing (in the case of the Second Purchase) of each of the following conditions:


                      (i) Each of the representations and warranties of the Company contained in this Agreement shall be true and correct (disregarding for this purpose all references in such representations and warranties to any materiality, Material Adverse Effect or Knowledge qualifications) as of the Initial Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct in all material respects as of such date), except for failures to be true and correct which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect (and, for purposes of the Second Closing, this condition shall be automatically deemed to be satisfied unless both (A)the Company had Knowledge on or prior to the Initial

        Closing of matters that would result in such representations and warranties failing to be true and correct as of the Initial Closing except for such failures to be true and correct which individually or in the aggregate would not have a Material Adverse Effect, and (B)the Purchaser did not have actual knowledge of such failures as of the Initial Closing or the Purchaser had such knowledge and advised the Company in writing and such failures were not waived by the Purchaser in connection with waiving the satisfaction of this condition at the Initial Closing (such failures to be true and correct complying with both of clauses (A) and (B) of this clause(i), "Second Closing Failures"); and only Second Closing Failures which continue to fail to be true and correct as of the Second Closing shall be considered in determining whether this condition is satisfied at the Second Closing)),


                      (ii) The Company in all material respects shall have performed, satisfied and complied with each of its covenants and agreements (provided that in the case of the Second Closing such covenants and agreements shall not include those contained in Sections4.3, 4.7, 4.9, 4.13, 4.14 and 4.15 and the first sentence of
        Section 4.12, subject to Section 4.16) set forth in this Agreement to be performed, satisfied and complied with prior to or at such Closing;


                      (iii) The Company shall have delivered to the Purchaser an officer's certificate certifying as to the Company's compliance with the conditions set forth in clauses(i) and (ii) of this Section 5.2(a);


                      (iv) The Significant Shareholders and the Company shall have executed and delivered an agreement in the form of
        Exhibit 5.2(a)(iv) (the "Stockholders Agreement"), and the Stockholders Agreement shall be in full force and effect;


                      (v) The Company shall have executed and delivered a Registration Rights Agreement in the form of Exhibit 5.2(a)(v) (the "Registration Rights Agreement"), and the Registration Rights Agreement shall be in full force and effect;


                      (vi) The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Delaware and shall be in full force and effect;


                      (vii) The Shares initially issuable upon conversion or exercise, as the case may be, of the Preferred Stock and the Warrants shall have been duly authorized and reserved for issuance and such Shares shall have been listed on the NYSE, subject to official notice of issuance;


                      (viii) The Purchaser shall have received at the Initial Closing an opinion of Willkie Farr& Gallagher, outside counsel to the Company, in the form of Exhibit 5.2(a)(viii); and

                      (ix) In the case of the Initial Closing only, except to the extent set forth on Schedule 2.6, there shall not have occurred after December31, 1998 any change or development or series of changes or developments (including without limitation as a result of any change in the Law) which has resulted in or could reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.


               (b) In addition to the conditions set forth in paragraph (a) above, the obligation of the Purchaser to consummate the Second Purchase shall be subject to the satisfaction or waiver at or prior to the Second Closing of the following conditions:


                      (i) the Certificate of Amendment shall have been duly filed with the Secretary of State of the State of Delaware and shall be in full force and effect, and the certificate of incorporation of the Company shall not have been otherwise amended, modified or waived, and


                      (ii) each of the representations and warranties of the Company contained in Section 2.4 of this Agreement shall be true and correct (disregarding for this purpose all references in such representations and warranties as to materiality) as of the Initial Closing, except for (i)failures to be true and correct which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect and (ii)failures to be true and correct which (A)were known to the Purchaser as of the Initial Closing, (B)were not disclosed in writing by the Purchaser to the Company, and (C)could have been asserted by the Purchaser as a basis for the failure of the condition set forth in Section 5.2(a)(i).


     5.3. Conditions to Obligations of the Company. The obligation of the Company to consummate the Initial Purchase and the Second Purchase shall be subject to the satisfaction or waiver at or prior to the Initial Closing (in the case of the Initial Purchase) or the Second Closing (in the case of the Second Purchase) of each of the following conditions:


     (a) Each of the representations and warranties of both of IMCG-I and IMCG-II contained in this Agreement shall be true and correct (disregarding for this purpose all references in such representations and warranties to any materiality, material adverse effect or knowledge qualifications) as of such Closing (except to the extent such representations and warranties are made as of a particular date, in which case such representations and warranties shall have been true and correct in all material respects as of such date), except for failures to be true and correct which individually or in the aggregate would not reasonably be expected to have a material adverse effect on the ability of the Purchaser to fulfill its obligations hereunder;


     (b) Both of IMCG-I and IMCG-II in all material respects shall have performed, satisfied and complied with each of its covenants and agreements set forth in this Agreement to be performed, satisfied and complied with prior to or at such Closing, disregarding for this purpose all references in such covenants and agreements to any materiality or similar qualifications;


     (c) Both of IMCG-I and IMCG-II shall have delivered to the Company an officer's certificate certifying as to the Purchaser's compliance with the conditions set forth in clauses (a) and (b) of this Section 5.3; and


     (d) Roger S. Penske shall be serving as the Chief Executive Officer of the Company as of and since the consummation of the Initial Closing and as of the Second Closing.


                                   ARTICLE VI

                                  TERMINATION


     6.1. Termination. This Agreement may be terminated at any time prior to the Second Closing, notwithstanding approval thereof by the stockholders of the Company (other than as set forth in clause (e) below), upon written notice of such termination by the terminating party to the other party setting forth the basis for such termination:


     (a) by mutual written consent of the Company and the Purchaser at any time prior to the Closing; or


     (b) by either the Purchaser or the Company if the Second Closing shall not have been consummated by December31, 1999 (provided that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Second Closing to occur on or before such date); or


     (c) by either the Purchaser or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or


     (d) by the Purchaser or the Company, (i)if any representation or warranty of the other set forth in this Agreement shall be untrue in any material respect when made to the extent that such first party did not have actual knowledge of such breach as of the date of this Agreement, or (ii)upon a breach in any material respect of any covenant or agreement on the part of the other set forth in this Agreement, in each case which would constitute a failure of the condition to Closing of the first party

(either(i) or(ii) above being a "Terminating Breach"); provided, that, if such Terminating Breach is curable within ten business days after notice of a party's intent to terminate this Agreement, through the exercise of reasonable efforts, and for so long as the other party continues to exercise such reasonable efforts during such ten business day cure period, the termination shall be effective immediately following notice and such ten business day cure period and only if the Terminating Breach is not cured as of such time; or


               (e) (i) by the Company in the event of the exercise by the Company of a Company Fiduciary Out, but only if the Board of Directors has accepted a Takeover Proposal (following valid exercise of a Company Fiduciary
Out) prior to the approval by the stockholders of this Agreement and the transactions described in Section 4.5 at the Stockholder Meeting or (ii) by the Purchaser (x)following the thirtieth day following the exercise by the Company of a Company Fiduciary Out if the Company has not ceased all communications with the applicable third party or third parties regarding a Takeover Proposal or
(y)following the acceptance by the Company of a Takeover Proposal; provided, that the Company agrees that it shall not exercise a Company Fiduciary Out more than once with respect to any third party or group of third parties (or any Affiliate of any of the foregoing);


               (f) by either the Company or the Purchaser in the event that the stockholders of the Company fail to approve this Agreement and the transactions described in Section 4.5 at the Stockholder Meeting, or by the Purchaser if the Company's Board of Directors shall fail to recommend that the stockholders of the Company approve this Agreement and such transactions, or withdraw, modify or change such recommendation in a manner adverse to the Purchaser, or shall have recommended to the stockholders of the Company an Alternative Transaction, or if the Board of Directors has resolved to do any of the foregoing; or


               (g) by the Company on the 90th day following the date of written notice from the Antitrust Division of the Department of Justice or the Federal Trade Commission that such entity will seek to enjoin the transactions contemplated by this Agreement absent an agreement to divest certain assets of either the Purchaser or the Company, unless the Purchaser or the Company has agreed to divest assets in accordance with such notice.


     6.2. Effect of Termination; Termination Fee. In the event of the termination of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except as set forth in this Section 6.2, provided that Sections7.2, 7.4, 8.3, 8.8, 8.13, 8.14 and 8.15 and this Section 6.2 and the last sentence of
Section 4.11 shall survive any termination of this Agreement. In addition, in the event of a termination of this Agreement pursuant to Section 6.1(d)(ii) as a result of a breach by the Company of the covenants or agreements contained in ArticleI, clauses(C), (D), (E), (F), (G), (I), (J), (K) or (L) of Section 4.1(a) or clause(N) of Section 4.1(a) as it relates to such clauses, Sections4.2, 4.4, 4.5, 4.6, or 4.10, or the second sentence of Section 4.12 (but in any such case, to the extent such breach occurs prior to the Initial Closing, and only to the extent the action or omission underlying such breach is either authorized or approved by the Board of Directors or is an action or omission primarily of the Company, and not of any Subsidiary) in the event the Purchaser is the terminating party or Section 6.1(e) or Section 6.1(f) regardless of the terminating party, the Company shall pay to the Purchaser within five business days following the date of termination $4,000,000 in cash plus the Purchaser Expenses in an amount not to exceed $750,000, which payments, together with any rights of the Purchaser contemplated by Section 7.4, shall constitute the sole and exclusive remedy of Purchaser in the event of such a termination. In the event of any other termination by the Purchaser pursuant to Section 6.1(d), the Company shall pay the Purchaser the Purchaser Expenses in an amount not to exceed $750,000 within five business days following the date of termination. Following any termination of this Agreement by the Company with respect to which the Purchaser is not entitled to receive the $4,000,000 termination payment and so long as at the time of such termination the Purchaser had the right to terminate this Agreement pursuant to Section 6.1(d), the Company shall, without duplication, pay the Purchaser the Purchaser Expenses in an amount not to exceed $750,000 within five business days following the date of termination. With respect to any breach of this Agreement by either party, the other party shall have the right, which each of the parties hereto hereby acknowledges and accepts, to obtain specific performance of this Agreement and injunctive or other equitable relief to cure any such breach and the parties acknowledge and agree that irreparable damage would occur in the event that any related provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, and further acknowledge and agree that money damages are an inadequate remedy for any such breach because of the difficulty of ascertaining the amount of damage that would be suffered in the event of such breach.


                                  ARTICLE VII

                           SURVIVAL; CERTAIN REMEDIES


     7.1. Survival.The representations, warranties, covenants and agreements of the parties hereto contained in this Agreement shall expire at the Second Closing, except that the parties shall have no rights with respect to representations and warranties following the Initial Closing other than pursuant to Sections5.2(a)(i), 5.2(b)(ii) and 5.3(a), and except as set forth in ArticleVII, unless this Agreement is terminated in accordance with Article VI following the Initial Closing.


     7.2. Right to Require Repurchase. Notwithstanding anything to the contrary contained in Section 7.1, in the event the Company (a)had breached the representations or warranties contained in Section 2.4 and such breach or breaches,
                                     -35-
without giving effect to any qualification as to materiality contained in such representations and warranties, have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and the Purchaser makes a written claim against the Company on or before March31, 2000 relating thereto, then the Company shall purchase all of the outstanding Preferred Stock, Warrants and Shares for an amount in cash equal to the sum of
(x)the Purchase Price plus (y)an amount equal to the liquidation preference of any Preferred Stock received by the Purchaser as a dividend prior to the consummation of the purchase plus (z)without duplication, all accrued and unpaid dividends (which if in shares of Preferred Stock shall be valued at the liquidation preference thereof) on such securities prior to the consummation of the purchase (the "Section 7.2 Put Price"); provided that a breach shall not be taken into account for such determination if (i)such breach were actually known to the Purchaser at either Closing, (ii)were not disclosed in writing by the Purchaser to the Company, and (iii)constituted a failure of a condition to such Closing set forth in Section 5.2(a)(i) or 5.2(b)(ii) hereof. Any such purchase shall be consummated as promptly as reasonably practicable following the date of such written claim, but in any event within six months, following receipt of such written claim from the Purchaser, provided that the Section 7.2 Put Price shall be automatically due and payable upon a payment default in respect of, or an acceleration of, any indebtedness of the Company or any Subsidiary for borrowed money in excess of $5,000,000 in the aggregate.


     7.3. Sole and Exclusive Remedy. From the Initial Closing to the date of any termination of this Agreement in accordance with Article VI, or if this Agreement is not so terminated, from and after the Initial Closing, the provisions of Section 7.2 shall constitute the sole and exclusive recourse and remedy available to the Purchaser with respect to the breach of any representation, warranty, covenant or agreement contained in this Agreement or in any related certificate delivered pursuant to this Agreement, except for matters involving fraud.


     7.4. Termination Following Initial Closing. (a) In the event that this Agreement is terminated in accordance with ArticleVI for any reason by either or both parties following the Initial Closing, the Purchaser shall have the right, exercisable by written notice to the Company within 15days following the date of termination, to require that the Company purchase all of the outstanding Preferred Stock and any outstanding Shares for an amount in cash equal to the sum of (x)the Initial Closing Purchase Price plus (y)an amount equal to 111% of the liquidation preference of any Preferred Stock received as a dividend prior to the consummation of the purchase plus (z)without duplication, all accrued and unpaid dividends (which if in shares of Preferred Stock shall be valued at 111% of the liquidation preference thereof) on the securities being purchased prior to the consummation of the purchase (the "Section 7.4 Put Price"). Any such purchase shall be consummated as promptly as reasonably practicable, but in any event within six months, following receipt of such written claim from the Purchaser, provided that the Section 7.4 Put Price shall be automatically due and payable upon a payment default in respect of, or an acceleration of, any indebtedness of the Company or any Subsidiary for borrowed money in excess of $5,000,000 in the aggregate.


     (b) If the Purchaser does not exercise such right, the Company shall have the right exercisable within 15days following the last day the Purchaser could have given notice under the first sentence of this Section 7.4, to purchase the shares of Preferred Stock that have not been, or in connection with the exercise by the Company of such purchase right are not, converted into Shares, at a price equal to the Section 7.4 Put Price within the time period and subject to the same acceleration as provided in the immediately preceding sentence. Upon such notice, holders of Preferred Stock shall have a 15-day period in which to convert any of its outstanding Preferred Stock into Common Stock in accordance with the Certificate of Designation for the Series A Preferred Stock.


     (c) In the event that both the Purchaser and the Company do not elect to exercise their purchase right under this Section 7.4, the Company shall issue to the Purchaser a number of shares of Preferred Stock equal to 11% of the number of shares of Preferred Stock that were received as dividends or were accrued as dividends and not paid as of the date of issuance contemplated by this sentence.


     (d) Prior to the Second Closing the Purchaser shall not transfer any of the Preferred Stock unless the transferee shall agree in writing, which shall have been delivered to the Company, that the shares of Preferred Stock that it is acquiring shall be subject to this Section 7.4.


     (e) Notwithstanding anything in this Section 7.4 to the contrary, the
Section 7.4 Put Price shall be reduced by an amount equal to the portion of the Initial Purchase Price the Chief Executive Officer of the Company has approved, authorized or recommended the release or transfer of from any segregated account set up by the Company to hold the Initial Purchase Price, which release or transfer was made without the prior written consent of a majority of the Independent Directors following the Initial Closing. In the event of any reduction of the Section 7.4 Put Price pursuant to the immediately preceding sentence, the number of securities which the Purchaser may require the Company to purchase at such reduced Section 7.4 Put Price shall be equal to the product of (x) the number of securities otherwise subject to purchase, and (y)a fraction, the numerator of which is the Section 7.4 Put Price as reduced pursuant to the immediately preceding sentence, and the denominator of which is the Section 7.4 Put Price.

                                  ARTICLE VIII

                                 MISCELLANEOUS


     8.1. Defined Terms; Interpretations. The following terms, as used herein, shall have the following meanings:


     "1998 Balance Sheet" shall have the meaning ascribed thereto in
Section 2.5.


     "1998 Financial Statements" shall have the meaning ascribed thereto in
Section 2.5.


     "Affiliate" shall have the meaning ascribed to such term in Rule12b-2 of the General Rules and Regulations under the Exchange Act.


     "Agreement" shall have the meaning ascribed thereto in the preamble.


     "Alternative Transaction" shall mean any of (i) the acquisition, in one transaction or a series of transactions by any Third Party of more than 10% of the outstanding shares of Common Stock (or securities convertible or exchangeable therefor), whether from the Company or pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving the Company pursuant to which any Third Party acquires more than 10% of the voting power of the outstanding equity securities of the Company or the entity surviving such merger or business combination, or (iii) any other transaction pursuant to which any Third Party acquires or would acquire control of assets (including for this purpose the outstanding equity securities of the Company's Subsidiaries, and the entity surviving any merger or business combination including any of them) of the Company or the Subsidiaries having a fair market value equal to more than 10% of the fair market value of all the assets of the Company and the Subsidiaries, taken as a whole, immediately prior to such transaction.


     "Board of Directors" shall mean the Board of Directors of the Company.


     "Certificate of Amendment" shall have the meaning ascribed thereto in
Section 4.9.


     "Certificate of Designation" shall have the meaning ascribed thereto in
Section 2.2.


     "Closing" shall have the meaning ascribed thereto in Section 1.2(a).


     "Closing Date" shall have the meaning ascribed thereto in Section 1.2(a).

     "Code" shall mean the Internal Revenue Code of 1986, as amended.


     "Commitments" shall have the meaning ascribed thereto in Section 2.15.


     "Common Stock" shall have the meaning ascribed thereto in the recitals.


     "Company" shall have the meaning ascribed thereto in the preamble.


     "Company Affiliates" shall have the meaning ascribed thereto in
Section 4.2.


     "Company Fiduciary Out" shall have the meaning ascribed thereto in
Section 4.2.


     "Compensation and Benefit Plans" shall mean all material bonus, vacation, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans, all employment or severance contracts, all medical, dental, disability, health and life insurance plans, all other material employee benefit and fringe benefit plans, contracts or arrangements and any applicable "change of control" or similar provisions in any plan, contract or arrangement sponsored, maintained or contributed to by the Company or any of its Subsidiaries for the benefit of officers, former officers, employees, former employees, directors, former directors, or the beneficiaries of any of the foregoing or pursuant to which the Company or any of its Subsidiaries or ERISA Affiliates has or may have any liability, contingent or otherwise.


     "Confidentiality Agreement" shall have the meaning ascribed thereto in
Section 4.11.


     "Consents" shall have the meaning ascribed thereto in Section 4.6.


     "DGCL" shall mean the Delaware General Corporation Law.


     "Encumbrances" shall have the meaning ascribed thereto in Section 2.1(b).


     "Environmental Laws" shall mean, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (section)(section)9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (section)(section)11001 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. (section)(section)6901 et seq., the Toxic Substances Control Act, 15 U.S.C. (section)(section)2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. (section)(section)136 et seq., the Clean Air Act, 42 U.S.C. (section)(section)7401 et seq., the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. (section)(section)1251 et seq., the Safe Drinking Water Act, 42 U.S.C. (section)(section)300f et seq., the Occupational Safety and Health Act, 29 U.S.C. (section)(section)641, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. (section)(section)1801, et seq., as any of the above statutes shall be in effect as of each Closing

Date, all rules and regulations promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule or regulation governing Environmental Matters, as the same shall be in effect as of each Closing Date, including any common law cause of action providing any right or remedy relating to Environmental Matters, and all applicable judicial and administrative decisions, orders, and decrees relating to Environmental Matters.


     "Environmental Matter" shall mean any matter arising out of, relating to, or resulting from pollution, contamination, protection of the environment, human health or safety, health or safety of employees, sanitation, and any matters relating to emissions, discharges, Releases or threatened Releases of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, release or threatened release of Hazardous Substances.


     "Environmental Permits" shall have the meaning ascribed thereto in
Section 2.14(d)(ii).


     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.


     "ERISA Affiliate" shall mean each business or entity which is a member of a "controlled group of corporations," under "common control" or a member of an "affiliated service group" with the Company or any of its Subsidiaries within the meaning of Articles414(b), (c) or (m) of the Code, or required to be aggregated with the Company under Article 414(o) of the Code, or is under "common control" with the Company, within the meaning of Article4001(a)(14) of ERISA, and the regulations promulgated and proposed thereunder.


     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such successor federal statute.


     "GAAP" shall have the meaning ascribed thereto in Section 2.5.


     "Governmental Entity" shall mean any supernational, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority.


     "Hazardous Substances" shall mean any pollutants, contaminants, toxic or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, chemicals (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials, building construction materials and debris, polychlorinated biphenyls ("PCBs") and PCB-containing equipment, radon and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by, or form the basis of liability under, any Environmental Laws.


     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.


     "IMCG-I" shall have the meaning ascribed thereto in the preamble.


     "IMCG-I Initial Closing Purchase Price" shall have the meaning ascribed thereto in Section 1.1.


     "IMCG-I Second Closing Purchase Price" shall have the meaning ascribed thereto in Section 1.1.


     "IMCG-II" shall have the meaning ascribed thereto in the preamble.


     "Independent Directors" shall have the meaning ascribed thereto in
Section 4.16.


     "Initial Closing" shall have the meaning ascribed thereto in
Section 1.2(a).


     "Initial Closing Purchase Price" shall have the meaning ascribed thereto in Section 1.1.


     "Initial Purchase" shall have the meaning ascribed thereto in Section 1.1.


     "Intellectual Property" shall mean (i) all patentable inventions and discoveries (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents and patent applications, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (ii)all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii)all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (iv)all mask works and all applications, registrations and renewals in connection therewith, (v)all know-how, trade secrets and confidential business information (including ideas, research and development, formulas, compositions, manufacturing and production process and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals),
(vi)all computer software (including data and related documentation), (vii)all management information systems, (viii)all other proprietary rights, (ix)all copies and tangible embodiments thereof (in whatever form or medium) and (x)all licenses and agreements in connection therewith.


     "IRS" shall mean the Internal Revenue Service.


     "Knowledge", with respect to the Company, shall mean the actual knowledge of each member of the board of directors of the Company and each executive officer of the Company.


     "Laws" shall include all foreign, federal, state, and local laws, statutes, ordinances, rules, regulations, orders, judgments, decrees and bodies of law, including, without limitation, (i)any of the foregoing promulgated by any Governmental Entity, (ii)Environmental Laws, (iii)the Federal Truth-in-Lending Act, (iv)RegulationZ, (v)the Equal Credit Opportunity Act,
(vi)the Federal Fair Debt Collection Practices Act and (vii)state laws, rules and regulations relating to consumer protection, installment sales, collection and usury.


     "Leased Real Property" shall mean the real property leased or subleased by the Company or any Subsidiary, together with, to the extent leased or subleased by the Company or any Subsidiary, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company or any Subsidiary attached or appurtenant thereto, and all easements, licenses, rights and appurtenances relating to the foregoing.


     "Licenses" shall have the meaning ascribed thereto in Section 2.14(a).


     "Litigation" shall have the meaning ascribed thereto in Section 2.7.


     "Losses" shall mean each and all of the following items: claims, losses, (including, without limitation, losses of earnings) liabilities, obligations, payments, damages (actual, punitive or consequential), charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and fees, expenses and disbursements of counsel, consultants and other experts).


     "Major Suppliers" shall have the meaning ascribed thereto in Section 2.19.


     "Material Adverse Effect" shall mean, subject to Schedule2.6, a material adverse effect of at least $10,000,000 on the properties, business, results of operations, or financial condition of the Company and its Subsidiaries taken as a whole.

     "Multi-Employer Plan" shall have the meaning ascribed thereto in
Section 2.12(c).


     "Non-Voting Common Stock" shall have the meaning ascribed thereto in the recitals.


     "NYSE" shall mean The New York Stock Exchange, Inc.


     "Owned Real Property" shall mean the real property owned by the Company or any Subsidiary, together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company or any Subsidiary attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.


     "Permitted Encumbrances" shall mean, with respect to any asset, (i)any imperfection of title with respect to such asset which does not materially interfere with the present occupancy or use of such asset and the continuation of the present occupancy or use of such asset; (ii)such covenants, conditions, restrictions, easements, encroachments or Encumbrances that are not created pursuant to mortgages or other financing or security documents, and any other state of facts, which do not, individually or in the aggregate, materially interfere with the present occupancy or use of such asset; (iii)mechanic's, materialmen's and similar Encumbrances with respect to amounts not yet due and payable or which are being contested in good faith through appropriate proceedings; (iv)Encumbrances for Taxes not yet delinquent or which are being contested in good faith through appropriate proceedings; and (vi)Encumbrances securing rental payments under capital lease arrangements.


     "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.


     "Preferred Stock" shall have the meaning ascribed thereto in the recitals.


     "Products" shall have the meaning ascribed thereto in Section 2.21.


     "Proxy Statement" shall have the meaning ascribed thereto in Section 2.18.


     "Purchase Price" shall have the meaning ascribed thereto in the recitals.


     "Purchaser" shall have the meaning ascribed thereto in the preamble.


     "Purchaser Designees" shall have the meaning ascribed thereto in
Section 4.5.

     "Purchaser Expenses" shall have the meaning ascribed thereto in
Section 8.2.


     "Real Property" shall have the meaning ascribed thereto in
Section 2.14(d)(iii).


     "Registration Rights Agreement" shall have the meaning ascribed thereto in
Section 5.2(g).


     "Related Parties" shall mean (i)Affiliates of the Company and
(ii)directors or officers of the Company and their Affiliates (including any family members of directors and officers), but shall not include the Subsidiaries or the directors or officers of the Subsidiaries (except for directors or officers of the Subsidiaries who are also directors or officers of the Company).


     "Release" shall have the meaning set forth in Section 1021(22) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (section)9601(22).


     "Return" shall mean any report, return, statement, estimate, declaration, notice, form or other information required to be supplied to a taxing authority in connection with Taxes.


     "SEC" shall mean the Securities and Exchange Commission.


     "Second Closing" shall have the meaning ascribed thereto in Section 1.2(a).


     "Second Closing Failures" shall have the meaning ascribed thereto in
Section 5.2(a).


     "Second Closing Purchase Price" shall have the meaning ascribed thereto in
Section 1.1.


     "Second Purchase" shall have the meaning ascribed thereto in Section 1.1.


     "SEC Reports" shall have the meaning ascribed thereto in Section 2.4.


     "Section 7.2 Put Price" shall have the meaning ascribed thereto in
Section 7.2.


     "Section 7.4 Put Price" shall have the meaning ascribed thereto in
Section 7.4.


     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.


     "Series A Preferred Stock" shall have the meaning ascribed thereto in the recitals.


     "Series B Preferred Stock" shall have the meaning ascribed thereto in the recitals.


     "Shares" shall mean the shares of Common Stock issuable upon conversion of shares of Preferred Stock and exercise of the Warrants.


     "Significant Shareholders" shall mean Trace International Holdings, Inc., Aeneas Venture Corporation and AIFII, L.P.


     "Stockholders Agreement" shall have the meaning ascribed thereto in
Section 5.2(a)(iv).


     "Stockholders Meeting" shall have the meaning ascribed thereto in
Section 2.18.


     "Subsidiaries" shall have the meaning ascribed thereto in Section 2.1(b).


     "Subsidiary" shall have the meaning ascribed thereto in Section 2.1(b).


     "Takeover Proposal" shall have the meaning ascribed thereto in Section 4.2.


     "Tax" and "Taxes" shall mean any federal, state, local or foreign income, gross receipts, property, sales, use, value added, license, excise, franchise, capital, net worth, estimated, withholding, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, inventory, asset, gains, transfer or excise tax, or any other tax, levy, custom, duty, impost, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty or additions to tax, imposed by any Governmental Entity.


     "Terminating Breach" shall have the meaning ascribed thereto in
Section 6.1(d).


     "Third Party" shall mean any Person (or group of Persons) other than the Purchaser.


     "Transaction Documents" shall mean this Agreement, the Stockholders Agreement, the Voting Agreement, the Certificate of Designation, the Warrants and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement or such other documents or the transactions contemplated hereby or thereby.


     "Warrants" shall have the meaning ascribed thereto in the recitals.


     8.2. Fees and Expenses. At the Initial Closing or as set forth on
Section 6.2, the Company shall reimburse the Purchaser in cash for its fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, the fees and disbursements of its attorneys, accountants, consultants and other advisors) (collectively, "Purchaser Expenses"); provided, however, that the portion of the Purchaser Expenses for which Purchaser is reimbursed shall not exceed $750,000 in the aggregate.


     8.3. Public Announcements. The Purchaser and the Company shall consult with each other before issuing any press release with respect to this Agreement or the transactions contemplated hereby and neither shall issue any such press release or make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by Law or the rules and regulations of the NYSE, if it has used reasonable efforts to consult with the other party prior thereto.


     8.4. Restrictive Legends. No shares of Preferred Stock, Warrants or Shares may be transferred without registration under the Securities Act and applicable state securities laws unless counsel to the Company shall advise the Company that such transfer may be effected without such registration. Each certificate representing any of the foregoing shall bear legends in substantially the following form:


        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.


        THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO, AND THE HOLDER HEREOF IS ENTITLED TO CERTAIN RIGHTS AND SUBJECT TO CERTAIN OBLIGATIONS CONTAINED IN, A SECURITIES PURCHASE

        AGREEMENT DATED AS OF APRIL12, 1999, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF, AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.


     8.5. Further Assurances. At any time or from time to time after the Initial Closing, the Company, on the one hand, and the Purchaser, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby or by the other Transaction Documents and to otherwise carry out the intent of the parties hereunder or thereunder.


     8.6. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Company and the Purchaser and the respective successors, permitted assigns, heirs and personal representatives of the Company and the Purchaser, provided that the Company may not assign its rights or obligations under this Agreement to any Person without the prior written consent of the Purchaser, and provided further that the Purchaser may not assign its rights or obligations under this Agreement to any Person (other than a direct or indirect wholly-owned subsidiary of the Purchaser) without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of Preferred Stock, Warrants or Shares are also for the benefit of, and enforceable by, any subsequent holder of such Preferred Stock, Warrants or Shares.


     8.7. Entire Agreement. This Agreement and the other Transaction Documents and the Confidentiality Agreement contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.


     8.8. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                      (i)    if to the Company, to:

                             United Auto Group, Inc.
                             375 Park Avenue
                             New York, New York  10152
                             Telecopy:  (212) 593-1303
                             Attention:   Philip N. Smith, Jr., Esq.
                                          General Counsel

                             with a copy to (which shall not constitute notice):


                             Willkie Farr & Gallagher
                             787 Seventh Avenue
                             New York, New York  10019
                             Telecopy:  (212) 728-8111
                             Attention:  Maurice M. Lefkort, Esq.


                      (ii)   if to the Purchaser,

                             c/o Penske Capital Partners, L.L.C.
                             399 Park Avenue
                             New York, New York  10022
                             Telecopy:  (212) 207-9653
                             Attention:  Mr. James A. Hislop

                             with copies to (which shall not constitute notice):


                             Fried, Frank, Harris, Shriver & Jacobson
                             One New York Plaza
                             New York, New York  10004
                             Telecopy:  (212) 859-8587
                             Attention:  Valerie Ford Jacob, Esq.
                                         Robert C. Schwenkel, Esq.


     All such notices, requests, consents and other communications shall be deemed to have been given or made if and when delivered personally or by overnight courier to the parties at the above addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified above (or at such other address or telecopy number for a party as shall be specified by like notice).


     8.9. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, in a writing executed and delivered by the Company and the Purchaser. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.


     8.10. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


     8.11. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.


     8.12. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.


     8.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.


     8.14. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Litigation arising out of or relating to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby (and agrees not to commence any Litigation relating hereto or thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.


     8.15. WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTION DOCUMENTS.

     8.16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                            UNITED AUTO GROUP, INC.


                                            By: /s/ Samuel X. Di Feo
                                               -------------------------
                                               Name:
                                               Title:


                                            INTERNATIONAL MOTOR CARS
                                            GROUPI, L.L.C.


                                            By: /s/ James A. Hislop
                                               -------------------------
                                               Name:
                                               Title:


                                            INTERNATIONAL MOTOR CARS
                                            GROUPII, L.L.C.


                                            By:/s/ James A. Hislop
                                               -------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

               United Auto Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

               FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

               RESOLVED, that the Certificate of Incorporation of United Auto Group, Inc. be amended so that:

               1. The first paragraph of Section 1 of ARTICLE IV CAPITAL shall be amended to read as follows:

                      The total number of shares of capital stock which the Corporation shall have the authority to issue is 67,225,000, consisting of: (i) 40,000,000 shares of Voting Common Stock, par value $0.0001 per share (the "VOTING COMMON STOCK"); (ii) 7,125,000 shares of Non-voting Common Stock, par value $0.0001 per share (the "NON-VOTING COMMON STOCK"); (iii) 20,000,000 shares of Class C Common Stock, par value $0.0001 per share (the "CLASS C COMMON STOCK" and, collectively with the Voting Common Stock, and the Non-voting Common Stock, the "COMMON STOCK"); and (iv) 100,000 shares of Preferred Stock, par value $0.0001 per share.

               2. The following shall be added to the end of Sub-Section (b) of
               Section 2 of ARTICLE IV CAPITAL:

                      ; provided that the holders of Non-voting Common Stock shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Non-voting Common Stock would receive or be exchanged for consideration different on a per share basis from consideration received with respect to or in exchange for the shares of Voting Common Stock or would otherwise be treated differently from shares of Voting Common Stock in connection with such transaction, except that shares of Non-voting Common Stock may, without such a separate class vote, receive or be exchanged for non-voting securities which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or exchanged for the Voting Common Stock so long as (i) such non-voting securities are convertible into such voting securities on the same terms as the Non-voting Common Stock is convertible into Voting Common Stock and (ii) all other consideration is equal on a per share basis. Notwithstanding the foregoing, holders of shares of the Non-voting Common Stock shall be entitled to vote as a separate class on any amendment to this paragraph
        (b) of this Section 2.

               3. The following shall be added the end of Sub-Section (b) of
               Section 3 of ARTICLE IV CAPITAL:

                      and, provided, further, that each holder of Non-voting Common Stock may convert such shares into Voting Common Stock if such holder reasonably believes that such converted shares will be transferred within fifteen (15) days pursuant to a Conversion Event (as hereinafter defined) and such holder agrees not to vote any such shares of Voting Common Stock prior to such Conversion Event and undertakes to promptly convert such shares back into Non-voting Common Stock if such shares are not transferred pursuant to a Conversion Event. Each Regulated Stockholder may provide for further restrictions upon the conversion of any shares of Non-voting Common Stock by providing the Corporation with signed, written instructions specifying such additional restrictions and legending such shares as to the existence of such restrictions.

               4. The following shall be added to the end of Sub-Section (c) of
               Section 3 of ARTICLE IV CAPITAL:

                      Notwithstanding any provision of this Section 3 to the contrary, each holder of Non-voting Common Stock shall be entitled to convert shares of Non-voting Common Stock in connection with any Conversion Event if such holder reasonably believes that such Conversion Event will be consummated, and a written request for conversion from any holder of Non-voting Common Stock to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation will not cancel the shares of Non-voting Common Stock so converted before the 15th day following such Conversion Event and will reserve such shares until such 15th day for reissuance in compliance with the next sentence. If any shares of Non-voting Common Stock are converted into shares of Voting Common Stock in connection with a Conversion Event and such shares of Voting Common Stock are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Voting Common Stock shall be promptly converted back into the same number of shares of Non-voting Common Stock.

               5. The following shall be added before the first paragraph of Sub-Section (h) of Section 3 of ARTICLE IV CAPITAL:

                      "Conversion Event" shall mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof), (c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Non-voting Common Stock being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or committee thereof).

               6. The following shall be added to the end of the last paragraph of Sub-Section (h) of Section 3 of ARTICLE IV CAPITAL:

                  and (v) International Motor Cars Group II, LLC, Chase Equity Associates, L.P. or any other stockholder (x) that is subject to the provisions of Regulation Y and (y) that holds shares of Common Stock or Preferred Stock of the Corporation.

               SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.

               IN WITNESS WHEREOF, said United Auto Group, Inc. has caused this
certificate to be signed by a duly authorized officer this               , 1999.

                                             United Auto Group, Inc.


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                      EXHIBIT C


April 12, 1999

The Board of Directors
United Auto Group, Inc.
375 Park Avenue
New York, New York  10152

Attention:  Marshall S. Cogan
            Chairman


Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to United Auto Group, Inc. (the "Company") of the consideration proposed to be paid to the Company in connection with the proposed sale by the Company to International Motor Cars Group I, L.L.C. and International Motor Cars Group II, L.L.C. (together the "Purchaser") of an aggregate of 7,903.124 shares of Series A Convertible Preferred Stock, par value $0.0001 per share, an aggregate of
396.876 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, and warrants to purchase an aggregate of 3,898,665 shares of the Company's voting Common Stock, par value $0.0001 per share, and 1,101,335 shares of the Company's non-voting Common Stock, par value $0.0001 per share, in two separate installments for an aggregate purchase price of $83,000,000 in cash (the "Transaction"). The terms and conditions of the Transaction are set forth in the Securities Purchase Agreement, dated as of April 12, 1999, by and among the Company and the Purchaser (the "Purchase Agreement") and in the other Transaction Documents (as defined in the Purchase Agreement).

In arriving at our opinion, we have reviewed (i) the Purchase Agreement and the other Transaction Documents that have been provided to us; (ii) current and historical market prices of the Company's voting Common Stock; (iii) certain publicly available information concerning the business of the Company and of certain other companies engaged in businesses comparable to those of the Company, and the reported market prices for certain other companies' securities deemed comparable; (iv) publicly available terms of certain transactions involving companies comparable to the Company and the consideration received for such companies; (v) the audited financial statements of the Company for the fiscal years ended December 31, 1998 and December 31, 1997; (vi) certain agreements with respect to outstanding indebtedness or obligations of the Company; and (vii) certain internal financial and operating data (excluding projections or forecasts) prepared by the Company and its management.

In addition, we have held discussions with certain members of the management of the Company and the Purchaser with respect to certain aspects of the Transaction, the past and current business operations of the Company, the financial condition and future prospects and operations of the Company if the Transaction is not consummated, the effect of the Transaction on the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry. We have reviewed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. We have assumed that the Transaction will be consummated as set forth in the Purchase Agreement and the other Transaction Documents. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are expressing no opinion herein as to the price at which any securities of the Company may sell or trade at any future time.

We have acted as financial advisor to the Company with respect to the Transaction and will receive a fee from the Company if the Transaction is consummated, a portion of which is payable upon the delivery of this opinion. As you are aware, our affiliate, J.P. Morgan Capital Corporation, is the owner of 605,454 shares of the Company's non-voting Common Stock and our affiliate, Morgan Guaranty Trust Company of New York, is a lender under the Company's current bank facility (which may be paid down or restructured in connection with the Transaction). As you are also aware, we and our affiliates have provided other capital markets and financial advisory services to the Company from time to time, for which the Company has paid customary compensation. In the ordinary course of their businesses, J.P. Morgan Securities Inc and its affiliates may actively trade the debt and equity securities of the Company, or of affiliates of the Purchaser, for their own account or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the Company in the Transaction is fair, from a financial point of view, to the Company.

This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction.

Very truly yours,

J.P. MORGAN SECURITIES INC.


By:    /s/ Jennifer Nason
    --------------------------
    Name:  Jennifer Nason
    Title: Managing Director

                                                                      Exhibit D

===============================================================================





                            UNITED AUTO GROUP, INC.

                             STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                                 AIF II, L.P.,

                          AENEAS VENTURE CORPORATION,

                   INTERNATIONAL MOTOR CARS GROUP I, L.L.C.,

                   INTERNATIONAL MOTOR CARS GROUP II, L.L.C.,

                      TRACE INTERNATIONAL HOLDINGS, INC.,

                                      AND

                            UNITED AUTO GROUP, INC.

                            Dated as of May 3, 1999

===============================================================================

0583844

                                      (ii)

                               TABLE OF CONTENTS

                                                                                                               Page #
                                                                                                               ------
ARTICLE I.  DEFINITIONS  1

   Section 1.1.  Definitions 1
   Section 1.2.  Rules of Construction............................................................................3

ARTICLE II.  BOARD COMPOSITION AND VOTING AGREEMENTS..............................................................4

   Section 2.1.  Board Composition from the Initial Closing Date through the Second Closing Date..................4
   Section 2.2.  Board Composition from the Second Closing Date...................................................4
   Section 2.3.  Composition of Committees of the Board of Directors..............................................5
   Section 2.4.  Voting Agreement.................................................................................5
   Section 2.5.  Reduction in Right of PCP Entities to Designate Directors........................................5
   Section 2.6.  Suspension of Right to Designate Directors.......................................................6
   Section 2.7.  Replacement Directors............................................................................6
   Section 2.8.  Resignation of PCP Directors.....................................................................7
   Section 2.9.  Termination of Article II........................................................................7


ARTICLE III.  STANDSTILL PROVISIONS...............................................................................7

   Section 3.1.  Standstill Provisions............................................................................7
   Section 3.2.  Exceptions to the Standstill Provisions..........................................................8

ARTICLE IV.  TRANSFER RESTRICTIONS................................................................................9

   Section 4.1.  Restrictions on Transfer of Restricted Securities................................................9
   Section 4.2.  Tag-Along Rights.................................................................................9
   Section 4.3.  Transferees; Noncomplying Transfers.............................................................10
   Section 4.4.  Restrictions on Transfers of Interests in the PCP Entities......................................10

ARTICLE V.  CERTAIN COVENANTS....................................................................................11

   Section 5.1.  Legend on Certificates..........................................................................11
   Section 5.2.  Roger Penske to Serve as Chairman and Chief Executive Officer...................................11

Section 5.3.  Approval of Company Action Under the Securities Purchase Agreement.................................12

   Section 5.4. Trace Shelf Registration Statement...............................................................12
   Section 5.5.  Further Assurances..............................................................................12

                                    (i)

ARTICLE VI.  MUTUAL REPRESENTATIONS AND WARRANTIES...............................................................12

   Section 6.1.  Organization....................................................................................12
   Section 6.2.  Authorization, Validity and Enforceability......................................................12
   Section 6.3.  No Violation or Breach..........................................................................13
   Section 6.4.  Beneficial Ownership of Common Stock............................................................13

ARTICLE VII. TERM................................................................................................13

   Section 7.1.  Term............................................................................................13
   Section 7.2.  Effects of Termination..........................................................................14

ARTICLE VIII.  MISCELLANEOUS PROVISIONS..........................................................................14

   Section 8.1.  Survival........................................................................................14
   Section 8.2.  Notices.........................................................................................14
   Section 8.3.  Amendments......................................................................................15
   Section 8.4.  Assignment and Parties in Interest..............................................................15
   Section 8.5.  Expenses........................................................................................16
   Section 8.6.  Entire Agreement................................................................................16
   Section 8.7.  Descriptive Headings............................................................................16

   Section 8.8.  Counterparts....................................................................................16
   Section 8.9.  Governing Law; Jurisdiction.....................................................................16
   Section 8.10. Severability....................................................................................17
   Section 8.11. Specific Performance............................................................................17

Schedule 6.3 - Conflicts
Schedule 6.4 - Equity Ownership

                                     (ii)

                             STOCKHOLDERS AGREEMENT

                  STOCKHOLDERS AGREEMENT (the "Agreement") dated as of May 3, 1999 by and among AIF II, L.P., a Delaware limited partnership ("Apollo"), Aeneas Venture Corporation, a Delaware corporation ("Harvard"), International Motor Cars Group I, L.L.C. ("PCP I"), International Motor Cars Group II, L.L.C. ("PCP II" and, together with PCP I, the "PCP Entities"), Trace International Holdings, Inc. ("Trace" and together with Apollo, Harvard and the PCP Entities, the "Restricted Stockholders"), and United Auto Group, Inc. (the "Company").

                  WHEREAS, pursuant to the terms of a Securities Purchase Agreement, between the Company and the PCP Entities, dated as of April 12, 1999 (the "Securities Purchase Agreement"), the PCP Entities are acquiring Series A Convertible Preferred Stock, par value $.0001 per share, of the Company (the "Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.0001 per share (the "Series B Preferred Stock") and warrants (the "Warrants") to acquire the Company's voting Common Stock, par value $.0001 per share, and non-voting Common Stock, par value $.0001 per share (together, the "Common Stock"), of the Company;

                  WHEREAS, Apollo, Harvard and Trace are existing stockholders of the Company; and

                  WHEREAS, the parties wish to provide for certain matters relating to the ownership and transfer of the Common Stock.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

                  SECTION 1.1. DEFINITIONS. Unless otherwise defined herein, the terms defined in the introductory paragraph and the Recitals to this Agreement shall have the respective meanings specified therein, and the following terms shall have the meanings specified below:

                  "Adjusted Beneficial Ownership" is defined in Section 2.5.

                  "Affiliate" means affiliate as defined in Rule 405 promulgated under the Securities Act.

                  "Apollo" has the meaning set forth in the preamble.

                  "Beneficial Ownership" means "beneficial ownership" as defined in Rule 13d-5 promulgated under the Exchange Act. The term "Beneficial Owner" shall have a correlative meaning.

                  "Business Day" means a calendar day, other than (a) a Saturday or Sunday and (b) a day on which commercial banks are required or permitted by law or other governmental action to close in New York, New York, United States of America.

                  "Common Stock" has the meaning set forth in the recitals hereto, and includes any securities issued with respect to such shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, amalgamation, merger, consolidation or other reorganization or otherwise.

                  "Company" has the meaning set forth in the recitals hereto.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Harvard" has the meaning set forth in the recitals hereto.

                  "Independent Directors" (a) initially means two persons who were members of the Audit Committee of the Company's Board of Directors as of December 31, 1998 and who shall be selected by a majority of said Audit Committee and (b) after the Initial Closing Dates means persons nominated by the immediately preceding Independent Directors who are not Affiliates of either the PCP Entities or their respective Affiliates (other than the Company).

                  "Initial Closing Date" means the date of the "Initial Closing" (as defined in the Securities Purchase Agreement).

                  "PCP Directors" has the meaning set forth in Section 2.1.

                  "PCP Entities" has the meaning set forth in the recitals hereto.

                  "PCP I" has the meaning set forth in the recitals hereto.

                  "PCP II" has the meaning set forth in the recitals hereto.

                  "Permitted Transferee" of a person means (i) a corporation, partnership or other entity wholly owned by such person; provided that such corporation, partnership or other entity shall agree in writing that it shall transfer to such person any Restricted Securities which it holds prior to such time as it ceases to be wholly owned by such person, and (ii) the equity owners of such person to the extent such equity owners receive a pro rata distribution of Restricted Securities.

                  "Restricted Securities" means any Common Stock or other equity security of the Company Beneficially Owned by a Restricted Stockholder and any securities convertible, exercisable or exchangeable for Common Stock or such other equity securities, including, without limitation, the Series A Preferred Stock and the Warrants.

                  "Restricted Stockholder" has the meaning set forth in the preamble.

                  "Second Closing Date" means the date of the "Second Closing" (as defined in the Securities Purchase Agreement).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Purchase Agreement" has the meaning set forth in the recitals hereto.

                  "Series A Preferred Stock" has the meaning set forth in the recitals hereto.

                  "Series B Preferred Stock" has the meaning set forth in the recitals hereto.

                  "Tag-Along Notice" is defined in Section 4.2.

                  "Tag-Along Stockholders" is defined in Section 4.2.

                  "Trace" has the meaning set forth in the recitals hereto.

                  "Transfer" means any direct or indirect transfer, sale, assignment, gift, pledge, mortgage, hypothecation or other disposition of any interest. The term "Transferee" shall have a correlative meaning.

                  "Warrants" has the meaning set forth in the recitals hereto.

                  SECTION 1.2. RULES OF CONSTRUCTION. Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect in the United States of America; (c) "or" is not exclusive; and (d) words in the singular include the plural, and in the plural include the singular. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

                                  ARTICLE II.

                    BOARD COMPOSITION AND VOTING AGREEMENTS

                  SECTION 2.1. BOARD COMPOSITION FROM THE INITIAL CLOSING DATE THROUGH THE SECOND CLOSING DATE. From the Initial Closing Date through and including the Second Closing Date, the Restricted Stockholders shall use their reasonable best efforts to have the Board of Directors of the Company consist of seven (7) persons as follows:

                  (a) Roger Penske, and two (2) additional directors nominated by the PCP Entities (nominating as a single group) (Mr. Penske and any additional directors nominated by the PCP Entities are collectively referred to as the "PCP Directors").

                  (b) One (1) director nominated by Trace.

                  (c) The chief operating officer of the Company as of the date immediately prior to the Initial Closing Date, or in his absence, another person designated by the Independent Directors.

                  (d) Two (2) Independent Directors.

                  SECTION 2.2. BOARD COMPOSITION FROM THE SECOND CLOSING DATE. The Restricted Stockholders shall use their reasonable best efforts to:

                  (a) Prior to the Second Closing Date:

                           (i) expand the size of the Board of Directors of the
                  Company to nine (9) persons effective as of the Second Closing Date; and

                           (ii) nominate for election by the Company's
                  stockholders two additional PCP Directors to fill the vacancies created by the expansion of the size of the Board of Directors.

                  (b) On the Second Closing Date, fill the vacancies created by the expansion of the size of the Board of Directors with the directors elected by the stockholders.

                  (c) From and after the earlier of (x) the first meeting of stockholders of the Company following the Second Closing Date, and (y) the first vacancy on the Board of Directors following the Second Closing Date, cause the Board of Directors to consist of:

                           (i) Roger Penske, and four (4) additional PCP
                  Directors.

                           (ii) One (1) director nominated by Trace.

                           (iii) Three (3) Independent Directors.

                  SECTION 2.3. COMPOSITION OF COMMITTEES OF THE BOARD OF DIRECTORS.

                  (a) From the Initial Closing Date through the Second Closing Date, the Restricted Stockholders shall use their reasonable best efforts to have PCP Directors appointed to committees of the Board of Directors of the Company as follows:

                           (i) PCP Directors shall be appointed to constitute
                  no less than one-half of the members of the Executive Committee, if any.

                           (ii) One PCP Director shall be appointed to each
                  other committee of the Board of Directors and other members of which not less than 2 (two) shall be Independent Directors.

                  (b) From and after the Second Closing Date, the Restricted Stockholders shall use their reasonable best efforts to have the Compensation Committee of the Board of Directors of the Company consist of four persons as follows:

                           (i) Roger Penske and one (1) additional PCP
                  Director.

                           (ii) Two (2) Independent Directors.

                  SECTION 2.4. VOTING AGREEMENT. Each of the Restricted Stockholders agrees to vote all of the voting securities of the Company Beneficially Owned by it in favor of the persons to be nominated as directors pursuant to Section 2.1 or 2.2, and to take all other reasonable action to cause such Persons to be elected as the only directors of the Company.

                  SECTION 2.5. REDUCTION IN RIGHT OF PCP ENTITIES TO DESIGNATE DIRECTORS. Notwithstanding anything to the contrary contained in this Agreement, at such time after the Second Closing Date as the percentage Beneficial Ownership in the Company of the PCP Entities, taken together, and excluding Common

Stock Beneficially Owned as a result of unexercised Warrants ("Adjusted Beneficial Ownership") is reduced below 20% then the number of PCP Directors shall be reduced to the applicable number in the chart below:

If such Adjusted
Beneficial Ownership                        No. of PCP Directors
is equal to or                              to be designated
greater than:            but less than      thereafter
---------------------    -------------      --------------------
          17.5%             20.0%                   4
          15.0%             17.5%                   3
          12.5%             15.0%                   2
          10.0%             12.5%                   1

         The number of PCP Directors to be designated shall be further reduced as such Adjusted Beneficial Ownership is further reduced, as provided in the chart above. Any reduction resulting from application of this Section 2.5 shall take place on the earlier to occur of (x) the first meeting of stockholders of the Company following the determination of such reduction, and (y) the first vacancy on the Board of Directors following the determination of such reduction.

                  SECTION 2.6. SUSPENSION OF RIGHT TO DESIGNATE DIRECTORS. Notwithstanding anything to the contrary contained in this Agreement, the right of the PCP Entities or Trace to designate directors of the Company shall be suspended at such time as either:

                  (a) such Restricted Stockholder's Beneficial Ownership in the Company (with respect to the PCP Entities, their Adjusted Beneficial Ownership) is reduced below 10%; or

                  (b) in the case of the PCP Entities, if either (i) they are in default of Section 5.2(b) other than as a result of the death, incapacity, or capture and detention of Mr. Penske, or (ii) one or both of the PCP Entities has requested that the Company repurchase all or a portion of its Restricted Securities pursuant to the terms of the Securities Purchase Agreement.

                  SECTION 2.7. REPLACEMENT DIRECTORS . During such time as the right of either the PCP Entities or Trace to nominate directors is reduced or suspended pursuant to Section 2.5 or 2.6, the Restricted Stockholders shall use their reasonable best efforts to have the successors to such directors both:
(a)be selected by a majority of the remaining Board of Directors, excluding the director whose position is no longer entitled to be designated by Trace or the PCP Entities, and (b) not be Affiliates of the PCP Entities and their Affiliates (other than the Company and its subsidiaries).

                  SECTION 2.8. RESIGNATION OF PCP DIRECTORS . Upon exercise by the PCP Entities of their right pursuant to Section 7.2 or 7.4 of the Securities Purchase Agreement, the PCP Entities shall cause all of the PCP Directors to immediately resign as members of the Board of Directors of the Company.

                  SECTION 2.9. TERMINATION OF ARTICLE II. The provisions contained in this Article II shall terminate and be of no further effect from and after the third anniversary of the Initial Closing Date.

                                  ARTICLE III.

                             STANDSTILL PROVISIONS

                  SECTION 3.1. STANDSTILL PROVISIONS. Subject to Section 3.2, at any time prior to the third anniversary of the Initial Closing Date, each Restricted Stockholder shall not, and shall cause its Affiliates not to, either alone or as part of a "group" (as such term is used in Section 13d-5 (as such rule is currently in effect) of the Exchange Act), directly or indirectly:

                  (a) acquire or seek to acquire, by purchase or otherwise, ownership (including, but not limited to, Beneficial Ownership) of (i) any capital stock of the Company, or direct or indirect rights (including convertible securities) or options to acquire such capital stock or (ii) any of the assets or businesses of the Company, or direct or indirect rights or options to acquire such assets or businesses;

                  (b) offer, seek or propose to enter into any transaction of merger, consolidation, sale of substantial assets or any other business combination involving the Company or any of its Affiliates, whether or not any parties other than such Restricted Stockholder and its Affiliates are involved;

                  (c) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company of any of its

         Affiliates, except as set forth in Article II of this Agreement;

                  (d) initiate or propose any stockholder proposals for submission to a vote of stockholders, whether by action at a stockholder meeting or by written consent, with respect to the Company or any of its Affiliates, or except as provided in this Agreement propose any person for election to the Board of Directors of the Company;

                  (e) disclose to any third party, or make any filing under the Exchange Act, including, without limitation, under Section 13(d) thereof, disclosing, any intention, plan or arrangement inconsistent with the foregoing;

                  (f) form, join or in any way participate in a group to take any actions otherwise prohibited by the terms of this Agreement;

                  (g) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing; or

                  (h) make any public announcement with respect to any of the foregoing.

                  SECTION 3.2. EXCEPTIONS TO THE STANDSTILL PROVISIONS. Notwithstanding the foregoing, the provisions of Section 3.1 shall not prohibit:

                  (a) any transaction by a Restricted Stockholder approved by either (i) a majority of the members of the Board of Directors who are neither designated by such Restricted Stockholder nor otherwise affiliated with such Restricted Stockholder, or (ii) a majority of the stockholders of the Company other than such Restricted Stockholder and its Affiliates;

                  (b) in the case of the PCP Entities, the acquisition of securities pursuant to the terms of the Securities Purchase Agreement;

                  (c) in the case of the PCP Entities, Harvard and Apollo, the acquisition of securities or of Beneficial Ownership of securities if, after giving effect to such acquisition, the Beneficial Ownership of such Restricted Stockholder in the Company is less than or equal to 49%;

                  (d) in the case of the PCP Entities, a tender offer for all, but not less than all, of the outstanding Common Stock of the Company or a merger with or into the Company;

                  (e) the granting by the Board of Directors of options to Affiliates of Restricted Stockholders; or

                  (f) the exercise of stock options.

                                  ARTICLE IV.

                             TRANSFER RESTRICTIONS

                  SECTION 4.1. RESTRICTIONS ON TRANSFER OF RESTRICTED SECURITIES. Until the third anniversary of the Initial Closing Date, neither of the PCP Entities nor Trace shall Transfer any of its Restricted Securities except:

                  (a) as part of a merger, consolidation or amalgamation of the Company or a tender offer for Common Stock of the Company which is open to all stockholders of the Company;

                  (b) in the case of a PCP Entity, a Transfer of Common Stock in compliance with Section 4.2 of this Agreement to a Transferee that has agreed to comply with the provisions of Section 4.2.

                  (c) to a Permitted Transferee who shall have become a party to this Agreement by executing a signature page hereto and delivering such signature page to the Company and the other Restricted Stockholders, which execution and delivery shall constitute an agreement by such Permitted Transferee that it and the Restricted Securities that it acquires shall be bound by and entitled to the benefits of this Agreement;

                  (d) pursuant to a Brokers' Transaction (as such term is defined in Rule 144(g) under the Securities Act) or pursuant to an underwritten public offering of Common Stock; or

                  (e) to a pledgee of the Restricted Securities pursuant to a pledge (or other security) agreement existing as of the date of this Agreement.

                  SECTION 4.2.  TAG-ALONG RIGHTS

                  (a) In the event either or both of the PCP Entities desires to Transfer any Restricted Securities pursuant to Section 4.1(b) at any time prior to the third anniversary of the Initial Closing Date, such PCP Entity shall notify Apollo and Harvard (the "Tag-Along Stockholders") in writing, of such proposed Transfer and its terms and conditions (the "Tag-Along Notice").

                  (b) Within ten (10) Business Days of the date of the Tag-Along Notice, each Tag-Along Stockholder shall notify the PCP Entities if it elects to participate in such Transfer. Any such Tag-Along Stockholder that fails to notify either PCP Entity within such ten (10) Business Day period shall be deemed to have waived its rights to participate in such Transfer. Each such Tag-Along Stockholder that so notifies the PCP Entities shall have the right to Transfer, at the same price per share of Common Stock and on the same terms and conditions as the applicable PCP Entity or Entities, an amount of shares equal to the shares the Transferee actually proposes to purchase multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock issued and owned by such Tag-Along Stockholder and the denominator of which shall be the aggregate number of shares of Common Stock issued and owned by such PCP Entity (or both PCP Entities, if both are selling pursuant to such transaction) and each other Tag-Along Stockholder exercising its rights under this Section (assuming for purposes of calculating such fraction the conversion of all convertible securities and the exercise of all options and warrants held by the PCP Entities and each other Tag-Along Stockholder exercising its rights under this Section).

                  SECTION 4.3. TRANSFEREES; NONCOMPLYING TRANSFERS. In the event of any purported Transfer of any Restricted Securities in violation of
Article IV of this Agreement, such purported Transfer shall be void and of no effect, and no dividend of any kind whatsoever nor any distribution pursuant to liquidation or otherwise shall be paid by the Company to the purported transferee in respect of such Restricted Securities (all such dividends and distributions being deemed waived), and the voting rights of such Restricted Securities, if any, on any matter whatsoever shall remain vested in the Transferor, and the Transferor shall not be relieved of any of its obligations hereunder as the holder of such Restricted Securities. In the event of such a non-complying Transfer, the Company shall not Transfer any such Restricted Securities on its books or recognize the purported Transferee as a stockholder, for any purpose, until all applicable provisions of this Agreement have been complied with.

                  SECTION 4.4. RESTRICTIONS ON TRANSFERS OF INTERESTS IN THE PCP ENTITIES. Until the second anniversary of the Initial Closing Date:

                  (a) Each of the PCP Entities shall not register or permit any Transfer of the membership interests in such entity by Penske Corporation or Penske Capital Partners, L.L.C., except pursuant to a pro rata Transfer by all of the members of interests valued at up to $15 million to certain members of the Company's management (a "Management Incentive Transfer").

                  (b) Penske Corporation and Penske Capital Partners, L.L.C. each agrees not to Transfer any interest in the PCP Entities or Restricted Securities, except for a Management Incentive Transfer.

                                   ARTICLE V.

                               CERTAIN COVENANTS

                  SECTION 5.1. LEGEND ON CERTIFICATES. Each certificate for Restricted Securities of PCP shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THAT CERTAIN STOCKHOLDERS AGREEMENT, BY AND AMONG UNITED AUTO GROUP, INC., TRACE INTERNATIONAL HOLDINGS, INC., INTERNATIONAL MOTOR CARS GROUP I, L.L.C., INTERNATIONAL MOTOR CARS GROUP II, L.L.C., AIF II, L.P. AND AENEAS VENTURE CORPORATION, A COUNTERPART OF WHICH STOCKHOLDERS AGREEMENT HAS BEEN PLACED ON FILE BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS AND ITS REGISTERED OFFICE. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST TO THE COMPANY AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY."

                  SECTION 5.2. ROGER PENSKE TO SERVE AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER.

                  (a) On the Initial Closing Date, the Restricted Stockholders shall use their reasonable best efforts to have Roger Penske appointed as Chairman and Chief Executive Officer of the Company.

                  (b) From and after the Initial Closing Date, the PCP Entities shall cause Roger Penske:

                           (i) to serve as the Chairman of the Company until
                  the third anniversary of the Second Closing Date and as Chief Executive Officer of the Company until the second anniversary of the Second Closing Date; provided, however, such obligation shall cease if pursuant to Sections 2.5 or 2.6, PCP Directors shall no longer constitute a majority of the Company's Board of Directors, and provided further, that upon exercise by the PCP Entities of their right pursuant to
                  Section 7.2 or 7.4 of the Securities Purchase Agreement, Roger Penske shall promptly, but in no event later than the Business Day immediately following such exercise, resign as Chairman, as a Director and as Chief Executive Officer;

                           (ii) to receive compensation payable by the Company
                  no greater than: (x) salary of $1 per annum, (y) a bonus determined by the Compensation Committee of the Board of Directors, and (z) options for 400,000 shares of Common Stock with an exercise price of $10.00 per share to be granted on the Second Closing Date. Such options shall vest in equal installments over a three year period from and after the Initial Closing Date, so long as Mr. Penske continues to serve as Chairman of the Board of Directors.

                  SECTION 5.3. APPROVAL OF COMPANY ACTION UNDER THE SECURITIES PURCHASE AGREEMENT. From and after the Initial Closing Date, all consents, waivers, amendments or other actions on the part of the Company under the Securities Purchase Agreement and the other agreements with the PCP Entities contemplated by the Securities Purchase Agreement shall be undertaken under the direction of a majority of the Board of Directors (excluding for such purposes the PCP Directors and any other directors Affiliated with either PCP Entity).

                  SECTION 5.4.  TRACE SHELF REGISTRATION STATEMENT.

                  (a) From the date hereof through the third anniversary of the Initial Closing Date, the Company shall use its reasonable best efforts to maintain effective a registration statement relating to the sale by Trace of its Restricted Securities, including, without limitation, filing accountants' consents and updating the disclosure for material developments.

                  (b) Trace shall reimburse the Company for its reasonable out-of-pocket expenses incurred in connection with keeping such registration statement effective.

                  SECTION 5.5. FURTHER ASSURANCES. Each of the parties hereto shall use commercially reasonable efforts to do such additional things and execute such documents as are reasonably necessary or proper to carry out and effectuate the intent of this Agreement or any part hereof.

                                  ARTICLE VI.

                     MUTUAL REPRESENTATIONS AND WARRANTIES

                  Each of the parties hereto represents and warrants to the others as follows:

                  SECTION 6.1. ORGANIZATION. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has all requisite power and authority to own, lease and operate its assets and properties and to conduct its business as currently being conducted.

                  SECTION 6.2. AUTHORIZATION, VALIDITY AND ENFORCEABILITY. It has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by its board of directors or other governing body and no other proceedings on its part are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by it, and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting rights of creditors generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  SECTION 6.3. NO VIOLATION OR BREACH. Except as set forth on
Schedule 6.3, the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby, do not and will not conflict with, result in a violation or breach of, constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) or give rise to any right of termination or acceleration of any right or obligation of it under, or result in the creation or imposition of any lien, mortgage, pledge, security interest, claim, right of first refusal or other limitation on transfer or other encumbrance upon any of its Restricted Securities by reason of the terms of, (a) its memorandum of association, certificate of incorporation, by-laws or other charter or organizational document, (b) any contract, agreement, lease, license, mortgage, note, bond, debenture, indenture or other instrument or obligation to which it is a party or by or to which it or its assets or properties may be bound or subject, (c) any order, writ, judgment, injunction, award, decree, law, statute, rule or regulation applicable to it or (d) any license, permit, order, consent, approval, registration, authorization or qualification with or under any governmental agency, other than in the case of clauses (b), (c) or (d) above any conflict, violation, breach or default which would not, individually or in the aggregate together with all other such conflicts, violations, breaches or defaults, have a material adverse effect on it or have a material adverse effect on its ability to perform its obligations, or consummate the transactions contemplated, hereunder.

                  SECTION 6.4. BENEFICIAL OWNERSHIP OF COMMON STOCK. As of the Initial Closing Date, such Restricted Stockholder Beneficially Owns the shares of Common Stock set forth opposite its name on Schedule 6.4.

                                  ARTICLE VII.

                                      TERM

                  SECTION 7.1. TERM. This Agreement shall commence on the date hereof, and shall terminate on the earliest of (a) the termination of the Securities Purchase Agreement, (b) in the event that the Second Closing Date does not occur on or prior to December 31, 1999, January 1, 2000 and (c) December 31, 2009. This Agreement shall terminate with respect to a Restricted Stockholder at such time as it ceases to Beneficially Own any Restricted Securities.

                  SECTION 7.2. EFFECTS OF TERMINATION. Upon termination of this Agreement, this Agreement (other than Section 8.9) shall thereafter become void and have no effect, and no party hereto shall have any liability or obligation to any other party hereto in respect of this Agreement.

                                 ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

                  SECTION 8.1. SURVIVAL. All of the representations, warranties, covenants, and agreements of the parties contained in this Agreement shall survive the Initial Closing Date and the Second Closing Date and shall continue in full force and effect forever thereafter.

                  SECTION 8.2. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next Business Day, (c) one Business Day after the date when sent to the recipient by reputable express courier service (charges prepaid), or (d) seven Business Days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below:

         If to Apollo                Apollo Advisors, L.P.
                                     1999 Avenue of the Stars
                                     Los Angeles, CA  90067
                                     Attention:  Michael Weiner
                                     Telecopy:  (310) 201-4166

         If to Harvard               Aeneas Venture Corporation
                                     c/o Charlesbank Capital Partners, LLC
                                     600 Atlantic Avenue, 26th Floor
                                     Boston, MA 02210
                                     Attention:  Mark A. Rosen
                                     Facsimile No. (617) 619-5402

         With a copy to:             Ropes & Gray
         (which shall not            One International Place
         constitute notice)          Boston, MA 02110

                                     Attention:  Larry Jordan Rowe
                                     Facsimile No. (617) 951-7050

         If to either
         PCP Entity

                                     c/o Penske Capital Partners, L.L.C.
                                     399 Park Avenue
                                     New York, NY  10022

         With a copy to:             Fried, Frank, Harris, Shriver &

         (which shall not            Jacobson

         constitute notice)          One New York Plaza
                                     New York, NY  10004

         If to Trace:                Trace International Holdings, Inc.
                                     375 Park Avenue
                                     11th Floor
                                     New York, NY 10152
                                     Attention:  Philip N. Smith, Jr.
                                     Facsimile No.:  (212) 593-1363

         If to the Company           United Auto Group, Inc.
                                     375 Park Avenue
                                     New York, NY  10152
                                     Attention:  Philip N. Smith, Jr., Esq.
                                     Telecopy:  (212) 593-1303

         With a copy to:             Willkie Farr & Gallagher
         (which shall not            787 Seventh Avenue
         constitute notice)          New York, NY  10019

                                     Attention:  Maurice M. Lefkort, Esq.
                                     Telecopy:  (212) 728-8111

or to such other address as either party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section 8.2.

                  SECTION 8.3. AMENDMENTS. The terms, provisions and conditions of this Agreement may not be changed, modified or amended in any manner except by an instrument in writing duly executed by all of the parties hereto.

                  SECTION 8.4. ASSIGNMENT AND PARTIES IN INTEREST.

                  (a) Except as provided in Section 4.1(c), neither this Agreement nor any of the rights, duties, or obligations of any party hereunder may be assigned or delegated (by operation of law or otherwise) by any party hereto except with the prior written consent of the other parties hereto.

                  (b) This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective permitted successors and assigns; provided, however, that
         (i) the rights set forth in Article II hereof shall not inure to the benefit of any transferee (other than a Permitted Transferee) without the prior written consent of each Restricted Stockholder (other than the Transferor) and (ii) the provisions of this Agreement shall not be binding on any Transferee of Restricted Securities except as set forth in Sections 4.1(c) and 4.2.

                  SECTION 8.5. EXPENSES. Each party to this Agreement shall bear all of its legal, accounting, investment banking, and other expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement, whether or not such transactions are consummated.

                  SECTION 8.6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior agreements and understandings among them relating to such subject matter, and no party shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any warranties, representations, indemnities, covenants, or agreements except as specifically set forth herein.

                  SECTION 8.7. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 8.8. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by any one or more parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.

                  SECTION 8.9. GOVERNING LAW; JURISDICTION.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts made and performed therein.

                  (b) Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the

         United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to is respective address set forth in
         Section 8.2 shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 8.10. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                  SECTION 8.11.  SPECIFIC PERFORMANCE.

                  (a) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and further acknowledge and agree that money damages are an inadequate remedy for the breach of this Agreement because of the difficulty of ascertaining the amount of damage that would be suffered in the event of such breach. The parties hereto accordingly agree that they each shall be entitled to obtain specific performance of any provision of this Agreement and injunctive or other equitable relief to prevent or cure breaches of any provision of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

                  (b) The parties hereto further agree that they shall not be permitted or have the right to terminate or suspend performance of any provision of this Agreement, it being agreed that all provisions of this Agreement shall continue and be specifically enforceable in all events and under all circumstances regardless of any events, occurrences, actions or omissions before or after the date hereof. In furtherance of the foregoing, the parties hereto agree that they shall not be permitted to, and shall not, bring any claim seeking to terminate or suspend performance of any provision of this Agreement or seeking any determination that any provision of this Agreement (including, without limitation, this Section 8.11) is invalid, inapplicable or unenforceable.

         [The remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                  AIF II, L.P.

                                  By:   /s/ John J. Hannan
                                     ----------------------------
                                     Name:  John J. Hannan
                                     Title: Authorized Signatory

                                  AENEAS VENTURE CORPORATION

                                  By:   /s/ Michael R. Eisenson
                                     ----------------------------
                                     Name:  Michael R. Eisenson
                                     Title: Authorized Signatory

                                  INTERNATIONAL MOTOR CARS GROUP, I, L.L.C.

                                  By:   /s/ James A. Hislop
                                     ----------------------------
                                     Name:  James A. Hislop
                                     Title: Chairman

                                  INTERNATIONAL MOTOR CARS GROUP, II, L.L.C.

                                  By:   /s/ James A. Hislop
                                     ----------------------------
                                     Name:  James A. Hislop
                                     Title: Chairman

                                  TRACE INTERNATIONAL HOLDINGS, INC.

                                  By:   /s/ Philip N. Smith, Jr.
                                     -----------------------------
                                     Name:  Philip N. Smith, Jr.
                                     Title: Senior Vice President

                                  UNITED AUTO GROUP, INC.

                                  By:   /s/ James Davidson
                                     -----------------------------
                                     Name:  James Davidson
                                     Title: Executive Vice President


Solely for the purposes
of Section 4.4 hereof:

PENSKE CORPORATION

By:   /s/ James A. Hislop
   -------------------------------
   Name:  James A. Hislop
   Title: Director

PENSKE CAPITAL PARTNERS, L.L.C.

By:   /s/ James A. Hislop
   -------------------------------
   Name:  James A. Hislop
   Title: President &
          Chief Executive Officer

                                  SCHEDULE 6.3

                                 CONTRAVENTIONS

Trace -- Trace has pledged its Common Stock in the Company to the Bank of Nova Scotia.

                                  SCHEDULE 6.4

                BENEFICIAL OWNERSHIP AS OF INITIAL CLOSING DATE

RESTRICTED STOCKHOLDER                              BENEFICIAL OWNERSHIP

Apollo                                              1,843,656

Harvard                                             2,843,656

PCP I                                               0 (*)

PCP II                                              0 (*)

Trace                                               4,016,110

----------------------------------

(*) Without giving effect to the acquisition of 2,906.743 shares of Series A Preferred Stock by PCP-I and 821.1266 shares of Series A Preferred Stock by PCP-II, in each case in connection with the Initial Closing.

                                                                      EXHIBIT E


                             UNITED AUTO GROUP, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK



               Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, United Auto Group, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware ("DGCL"), DOES HEREBY CERTIFY that:

               Pursuant to the authority conferred upon the Board of Directors of the Corporation by Section 1 of Article IV of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151(g) of the DGCL, the Board of Directors of the Corporation on April 9, 1999, adopted the following resolution creating a series of Preferred Stock designated as Series B Convertible Preferred Stock.

               RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the DGCL and the provisions of the Certificate of Incorporation, a series of the class of authorized Preferred Stock, par value $0.0001 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows (capitalized terms used herein shall have the meanings set forth in Section 11 hereto):

               SECTION 1.       DESIGNATION; NUMBER; RANK.

               (a) Designation; Number. The shares of such series shall be designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock"). The number of shares constituting the Series B Preferred Stock shall be 10,000. The Corporation may issue (i) up to 8,300 shares of the Series B Preferred Stock as an original issuance and (ii) such number of additional shares as may be required to pay dividends on the Series B Preferred Stock, and in the case of International Motor Cars Group II, L.L.C. the Series A Preferred Stock, in additional shares of Series B Preferred Stock pursuant to Section 2(b) or pursuant to Section 8, or in the case of International Motor Cars Group II, L.L.C., pursuant to Section 2(b) of the Certificate of Designation of the Series A Preferred Stock. The Corporation shall take all actions necessary or advisable to increase the number of shares of Series B Preferred Stock authorized to provide for additional issuance of Series B Preferred Stock pursuant to clause
(ii) of the preceding sentence.

               (b) Rank. The Series B Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank (i) pari passu to the Series A Preferred Stock, par value $0.0001 per share of the Corporation (the "Series A Preferred Stock"), and (ii) senior to the voting Common Stock, par value $0.0001 per share, of the Corporation (the "Voting Common Stock"), the non-voting Common Stock, par value $0.0001 per share, of the Corporation (the "Non-Voting Common Stock" and together with the Voting Common Stock, the "Common Stock") and all other capital stock of the Corporation issued prior to or on or after the date hereof.

               (c) The Corporation may issue fractions of shares of Series B Preferred Stock.

               SECTION 2.   DIVIDENDS.

               (a) Restricted Payments. No dividend or distribution in cash, shares of stock or other property on the Common Stock or other capital stock of the Corporation shall be declared or paid or set apart for payment without the unanimous approval of the Board of Directors and unless all accumulated and unpaid dividends on the Series B Preferred Stock have been declared and paid.

               (b) Payment of Dividends. The holders of shares of Series B Preferred Stock, on a pari passu basis with the Series A Preferred Stock, and in preference to the holders of shares of Common Stock and of any shares of other capital stock of the Corporation as to payment of dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor and subject to any restrictions contained in the Indenture, cumulative dividends at an annual rate equal to 6.50% of the Liquidation Preference from and after the respective dates of issuance of applicable shares of Series B Preferred Stock (the "Issue Date"), as long as the shares of Series B Preferred Stock remain outstanding. Dividends shall be (i) computed on the basis of the Liquidation Preference; (ii) accrue and be payable semi-annually, in arrears, on the last Business Day of June and December in each year (each such date being referred to herein as a "Semi-Annual Dividend Payment Date"), commencing on the first Semi-Annual Dividend Payment Date following the Issue Date; and (iii) (X) with respect to dividends paid on or prior to the second anniversary of the Issue Date, payable in additional shares of Series B Preferred Stock valued as if the Second Closing had already occurred unless and until such time as the Company shall have made any payment or issued any shares pursuant to Section 7.4 of the Securities Purchase Agreement, after which time such dividends will be valued as if the Second Closing had not occurred and (Y) with respect to dividends paid after the second anniversary of the Issue Date, payable in cash. Notwithstanding anything in the foregoing to the contrary, if, during any calendar year, a dividend is paid with respect to the number of shares of Non-Voting Common Stock into which a share of Series B Preferred Stock is convertible at the time such dividend is paid, which dividend, together with all previous dividends paid during such year with respect to such number of shares of Non-Voting Common Stock, exceeds the aggregate amount of dividends paid to such date during such year with respect to a share of Series B Preferred Stock (including amounts paid in such calendar year pursuant to this sentence), then (x) the shares of the Series B Preferred Stock shall be entitled to receive the amount of such excess at the time of the Non-Voting Common Stock dividend and (y) any dividends otherwise payable on the Series B Preferred Stock for the remainder of such calendar year shall be reduced (not below zero) by the amount of the payment made pursuant to clause
(x) above.

               (c) Accrual of Dividends. Dividends payable pursuant to clause
(b) of this Section 2 shall begin to accrue and be cumulative semi-annually from the Issue Date, whether or not declared. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued dividends not paid on any Semi-Annual Dividend Payment Date shall accrue additional dividends at an annual dividend rate of 6.50% of the Liquidation Preference until paid in full. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days or less than 10 days prior to the date fixed for the payment thereof.

               SECTION 3.      VOTING RIGHTS.

               (a) Except as provided in this Section 3, no holder of Series B Preferred Stock shall be entitled to vote such stock on any matter on which the stockholders of the Corporation shall be entitled to vote, and shares of Series B Preferred Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters; provided that the holders of Series B Preferred Stock shall have the right to vote as a separate class on any merger or consolidation of the Corporation with or into another entity or entities, or any recapitalization or reorganization, in which shares of Series B Preferred Stock would receive or be exchanged for the Shares of Series A Preferred Stock or would otherwise be treated differently from shares of Series A Preferred Stock in connection with such transaction, except that shares of Series B Preferred Stock may, without such a separate class vote, receive or be exchanged for non-voting securities which are otherwise identical on a per share basis in amount and form to the voting securities received with respect to or exchanged for the Series A Preferred Stock so long as (i) such non-voting securities are convertible into such voting securities on the same terms as the Series B Preferred Stock is convertible as the Series A Preferred Stock and (ii) all other consideration is equal on a per share basis. Notwithstanding the foregoing, holders of shares of the Series B Preferred Stock shall be entitled to vote as a separate class on any amendment to this paragraph (b) of this
Section 3.

               (b) Actions Not to be Taken Without Vote of Holders of Series B Preferred Stock. So long as any shares of Series B Preferred Stock issued pursuant to the Securities Purchase Agreement are outstanding, the affirmative vote of the holders of a majority of the shares of Series B Preferred Stock outstanding at the time of such vote shall be required in order to:

                      (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of any class or classes or series within a class of the Corporation's capital stock ranking prior to (either as to dividends or upon voluntary or involuntary liquidation, dissolution or winding up), or pari passu with, the Series B Preferred Stock (other than as contemplated herein);

                      (ii) increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification) any shares of, Series B Preferred Stock other than as required by this Certificate of Designation; or

                      (iii) authorize, adopt or approve an amendment to the Certificate of Incorporation or this Certificate of Designation which would increase or decrease the par value of the shares of Series B Preferred Stock, or alter or change the powers, preferences or special rights of the Series B Preferred Stock.

               (c) Exercise of Voting Rights. (i) The foregoing rights of holders of shares of Series B Preferred Stock to take any actions as provided in this Section 3 may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all shares of Series B Preferred Stock outstanding as of the record date of such written consent.

                      So long as such right to vote continues, the Chairman of the Board of the Corporation may call, and if the holders of Series B Preferred Stock are to vote separately as a single class, upon the written request of holders of record of 20% of the outstanding shares of Series B Preferred Stock, addressed to the Secretary of the Corporation, at the principal office of the Corporation, the Chairman of the Board of the Corporation shall call, a special meeting of the holders of shares of Series B Preferred Stock entitled to vote as provided herein. The Corporation shall use its best efforts to hold such meeting within 60, but in any event not later than 90, days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-Laws of the Corporation for the holding of meetings of stockholders; provided that the Corporation shall not be required to call such a special meeting if such request is received fewer than 90 days before the date fixed for the next ensuing annual meeting of stockholders of the Corporation; and provided, further, that if it is necessary for the Corporation to solicit proxies for use at such special meeting, the Corporation's obligation to conduct such special meeting shall be delayed for such period of time as is necessary for the Corporation to prepare and file a proxy statement and to obtain the Commission's clearance of such proxy statement.

                      (ii) At each meeting of stockholders at which the holders of shares of Series B Preferred Stock shall have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of record of one-half of the total number of shares of Series B Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof, in the absence of a quorum of the holders of shares of Series B Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series B Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

                      (iii) For the taking of any action as provided in clause
(b) of this Section 3 by the holders of shares of Series B Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held.

               SECTION 4.      CERTAIN RESTRICTIONS.

               (a) Dividends or Distributions. Whenever any dividend payable on the Series B Preferred Stock pursuant to Section 2 shall not have been paid in full, whether in cash or in kind, the Corporation shall not declare or pay dividends, or make any other distributions, on any shares of Parity Stock or Junior Stock.

               (b) Redemption and Purchase of Capital Stock. Whenever dividends on the Series B Preferred Stock shall not have been paid in full, whether in cash or in kind, the Corporation shall not redeem, purchase or otherwise acquire for consideration any shares of Parity Stock or Junior Stock, other than (i) pursuant to the exercise of outstanding options and warrants and (ii) the repurchase of shares of capital stock or securities convertible into or exchangeable for capital stock of the Corporation held by employees of the Corporation upon the termination of their employment.

               (c) Purchase of Capital Stock. The Corporation shall not permit any subsidiaries of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to clause (b) of this Section 4, purchase such shares at such time and in such manner.

               SECTION 5.      REDEMPTION.

               (a) Optional Redemption. The Corporation shall, following the third anniversary of the initial Issue Date, have the right, at its sole option and election made in accordance with clause (b) below, to redeem all or any portion of the then outstanding shares of Series B Preferred Stock for an amount per share equal to the Liquidation Preference as of the date of the Redemption Date (the "Redemption Price") if the Current Market Price per share of Common Stock for at least 20 out of 30 consecutive Trading Days immediately preceding the date of the Redemption Notice is equal to or greater than 150% of the Conversion Price as of the first day of such 30-day period.

               (b) Notice of Redemption. Notice of any redemption of shares of Series B Preferred Stock pursuant to clause (a) of this Section 5 shall be mailed, first class postage prepaid, to each holder of shares of Series B Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation, notifying such holder of the redemption to be effected, specifying (i) the redemption date (the "Redemption Date") and (ii) the Redemption Price; and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Each Redemption Notice shall be mailed not less than 20 and not more than 30 days prior to the proposed redemption date. The Redemption Date shall be determined by the Company but in no event shall be earlier than the tenth day following the date of the

Redemption Notice or later than the thirtieth day following the Redemption
Notice.

               (c) Payment of Redemption Price. On the Redemption Date, the Corporation shall wire transfer to an account designated by each holder the Redemption Price for each of its shares of Series B Preferred Stock.

               (d) Securities Purchase Agreement. Any purchase or conversion effected pursuant to Section 7.2 or Section 7.4 of the Securities Purchase Agreement by the Purchaser (as defined in the Securities Purchase Agreement) or the Corporation shall apply to all shares of Series B Preferred Stock (and, with respect to a purchase, any shares convertible therefor), whether or not the holder thereof is the Purchaser.

               SECTION 6.      STATUS OF CONVERTED OR REDEEMED STOCK.

               (a) Status of Converted or Redeemed Stock. Any shares of Series B Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares of Series B Preferred Stock shall upon their cancellation, and upon the filing of any document required by the DGCL, become authorized but unissued shares of Preferred Stock, $0.0001 par value, of the Corporation and may be reissued as part of another series of Preferred Stock, $0.0001 par value, of the Corporation.

               SECTION 7.      LIQUIDATION, DISSOLUTION OR WINDING UP.

               (a) (i) If the Corporation shall (A) commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or (B) consent to the entry of an order for relief in an involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation, or of any substantial part of its property, or (C) make an assignment for the benefit of its creditors, or (D) admit in writing its inability to pay its debts generally as they become due, or
(ii)(x) if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and (y) any such decree or order shall be unstayed and in effect for a period of 60 consecutive days and on account of any such event the Corporation shall liquidate, dissolve or wind up, or (iii) if the Corporation shall otherwise liquidate, dissolve or wind up, after payment or provision for the payment for the debts and other liabilities of the Corporation (each, a "Liquidation"), no distribution shall be made to the holders of shares of Junior Stock or Parity Stock unless, prior thereto, the holders of shares of Series B Preferred Stock, subject to Section 8, shall have received the Liquidation Preference with respect to each share held by holders of the Series B Preferred Stock; provided, however, that, if the amount which would have been paid upon any such Liquidation in respect of the aggregate number of shares of Non-Voting Common Stock into which the Series B Preferred Stock is then convertible, divided by the number of shares of Series B Preferred Stock issued by the Corporation and then outstanding, is greater than the Liquidation Preference (without giving effect to any liquidation preference in favor of the holders of Series B Preferred Stock), then the holders of Series B Preferred Stock shall be entitled to receive in such Liquidation such greater amount for each share of Series B Preferred Stock then issued and outstanding.

               (b) If, upon any such Liquidation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B Preferred Stock and the Series A Preferred Stock shall be insufficient to permit payment of the full amount of the Liquidation Preference with respect to each share of Series B Preferred Stock and each share of Series A Preferred Stock and Series A Preferred Stock, then the entire assets of the Corporation to be distributed among the holders of the Series B Preferred Stock shall be distributed ratably among such holders in accordance with the number of shares of Series B Preferred Stock and Series A Preferred Stock held by each such holder in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

               (c) After the payment to the holders of shares of the Series B Preferred Stock of the full amount of any liquidating distribution to which they are entitled under this Article 7, the holders of the Series B Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

               (d) Whenever the distribution provided for in this Section 7 shall be payable in securities or property other than cash, the value of such distribution shall be the Fair Market Value of such securities or property.

               SECTION 8.      CONVERSION.

               (a) Right to Convert. Subject to the provisions for adjustment hereinafter set forth, each share of Series B Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Non-Voting Common Stock as is determined by dividing the Liquidation Preference as of the Conversion Date by the Conversion Price as of the Conversion Date. The Conversion Price shall initially be $9.00 (the "Initial Conversion Price"), and shall be increased to $10.00 at the Second Closing (or such other economically equivalent amount reflecting any adjustment to the Conversion Price between the Initial Closing and the Second Closing) and shall be further subject to adjustment as provided in clauses (f) and (g) of this Section 8. The conversion right set forth in this clause (a) shall be exercisable at the option of the holder at any time following the initial Issue Date.

               (b) Mechanics of Conversion. Conversion of the Series B Preferred Stock may be effected by any such holder upon the surrender to the Corporation at the principal office of the Corporation in the State of New York or at the office of any agent or agents of the Corporation, as may be designated by the Board of Directors of the Corporation (the "Transfer Agent"), of the certificate(s) for such Series B Preferred Stock to be converted, accompanied by a written notice (the date of such notice being referred to as the "Conversion Date") stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Non-Voting Common Stock to be issued. In case any holder's notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Non-Voting Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all transfer, issue, stamp and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Non-Voting Common Stock on conversion of Series B Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes which are the responsibility of the holder as set forth above (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Non-Voting Common Stock, to which the holder of shares of Series B Preferred Stock being converted shall be entitled and (ii) if less than the full number of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. Such conversion shall be deemed to have been made at the close of business on the Conversion Date so that the rights of the holder thereof as to the shares being converted shall cease except for the rights pursuant to Section 8(c) to receive shares of Non-Voting Common Stock, in accordance herewith, and the person entitled to receive the shares of Non-Voting Common Stock shall be treated for all purposes as having become the record holder of such shares of Non-Voting Common Stock at such time.

               In case any shares of Series B Preferred Stock are to be redeemed pursuant to Section 5, such right of conversion shall cease and terminate as to the shares of Series B Preferred Stock to be redeemed at the close of business on the Business Day preceding the Redemption Date.

               (c) Fractional Shares. In connection with the conversion of any shares of Series B Preferred Stock into Non-Voting Common Stock, no fractions of shares of Non-Voting Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Non-Voting Common Stock on the Trading Day on which such shares of Series B Preferred Stock are deemed to have been converted. If more than one share of Series B Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Non-Voting Common Stock issuable on conversion thereof shall be computed on the basis of the total number of shares of Series B Preferred Stock so surrendered. Promptly upon conversion, the Corporation shall pay to the holder of shares of Series B Preferred Stock so converted out of funds legally available, an amount equal to any accrued and unpaid dividends on the shares of Series B Preferred Stock surrendered for conversion to the date of such conversion, together with cash in lieu of any fractional interest of such holder.

               (d) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series B Preferred Stock, free from any preemptive rights, such number of its authorized but unissued shares of Non-Voting Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series B Preferred Stock issued or issuable pursuant to the Securities

Purchase Agreement into Non-Voting Common Stock, and shall take all actions required to increase the authorized number of shares of Non-Voting Common Stock if necessary to permit the conversion of all outstanding shares of Series B Preferred Stock.

               (e) Initial Conversion Price. The initial Conversion Price shall equal $9.00 (the "Initial Conversion Price") (subject to adjustment from time to time as provided in this Section 8).

               (f) Adjustment to Conversion Price for Stock Dividends and for Combinations or Subdivisions of Common Stock. (i) In case the Corporation shall at any time or from time to time after the Closing Date (A) pay a dividend or make a distribution on the Outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the Outstanding shares of Common Stock, (C) combine the Outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any shares of Series B Preferred Stock thereafter surrendered for conversion into Non-Voting Common Stock shall be entitled to receive the number of shares of Non-Voting Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series B Preferred Stock been surrendered for conversion immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this clause
(i) shall become effective (x) in the case of any such dividend or distribution, on the date of such dividend or distribution retroactive to immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this clause (i) in connection with any transaction to which clause (g) applies.

                      (ii) In case the Corporation shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) (collectively, "Additional Shares") after the Closing Date at a price per share (or having a conversion price per share) less than the Conversion Price as of the date of issuance of such shares (or, in the case of convertible or exchangeable securities, less than the Conversion Price as of the date of issuance of the rights, warrants or other securities in respect of which shares of Common Stock were issued), then, and in each such case, the Conversion Price shall be reduced to an amount determined by multiplying (A) the Conversion Price in effect on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such sale or issue multiplied by the then applicable Conversion Price per share (the "Adjustment Price") and (2) the aggregate consideration receivable by the Corporation for the total number of shares of Common Stock so issued (or into or for which the rights, warrants or other convertible securities may convert or be exercisable), and the denominator of which shall be the sum of (x) the total number of shares of Common Stock Outstanding immediately prior to such sale or issue and (y) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted or exercised), multiplied by the Adjustment Price. An adjustment made pursuant to this clause
(ii) shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this clause (ii), the aggregate consideration receivable by the Corporation in connection with the issuance of shares of Common Stock or of rights, warrants or other securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock, rights, warrants and convertible securities plus the aggregate amount (as determined on the date of issuance), if any, payable upon exercise or conversion of any such rights, warrants and convertible securities into shares of Common Stock. If, subsequent to the date of issuance of such right, warrants or other convertible securities, the exercise or conversion price thereof is reduced, such aggregate amount shall be recalculated and the Conversion Price shall be adjusted retroactively to give effect to such reduction. On the expiration of any option or the termination of any right to convert or exchange any securities into Additional Shares, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination (but taking into account other adjustments made following the time of issuance of such options or securities) had such option or security, to the extent outstanding immediately prior to such expiration or termination, never been issued. If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the Fair Market Value of such other securities. The issuance or reissuance of (i) any shares of Common Stock or rights, warrants or other securities convertible into shares of Common Stock (whether treasury shares or newly issued shares) (A) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the Outstanding shares of Common Stock requiring an adjustment in the Conversion Price pursuant to clause (i) of this clause (f); (B) pursuant to any restricted stock or stock option plan or program of the Corporation involving the grant of options or rights to acquire Common Stock to directors, officers and employees of the Corporation and its Subsidiaries so long as the granting of such options or rights has been approved by the full Board of Directors or a committee of the Board of Directors on which a director designated by a majority of the holders of the Series A Preferred Stock is a member; (C) pursuant to any option, warrant, right, or convertible security outstanding as of the Closing Date, or
(ii) the Series B Preferred Stock, the Series A Preferred Stock, Warrants and any shares of Common Stock issuable upon conversion or exercise thereof shall not be deemed to constitute an issuance of Common Stock or convertible securities by the Corporation to which this clause (ii) applies. No adjustment shall be made pursuant to this clause (ii) in connection with any transaction to which clause (g) applies.

                      (iii) The term "dividend," as used in this clause (f), shall mean a dividend or other distribution upon the capital stock of the Corporation.

                      (iv) Anything in this clause (f) to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment in the Conversion Price (x) if, in connection with any event which would otherwise require an adjustment pursuant to this clause (f), the holders of Series B Preferred Stock have received the dividend or distribution to which such holders are entitled under Section 2 hereof or (y) unless and until the net effect of one or more adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change of the Conversion Price such that the number of shares of Non-Voting Common Stock receivable upon conversion of each share of Series B Preferred Stock would differ by at least one one-hundredth of one share of Non-Voting Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Price by at least one one-hundredth of one share of Non-Voting Common Stock, such change in Conversion Price shall thereupon be given effect.

                      (v) The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Corporation (which may be the firm of independent public accountants regularly employed by the Corporation) shall be presumptively correct for any computation made under this clause (f).

                      (vi) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the right of conversion granted by this clause
(f) or in the Conversion Price then in effect shall be required by reason of the taking of such record.

               (g) Adjustment to Conversion Price for Reclassification and Reorganization. In the case of any consolidation or merger of the Corporation with or into another corporation (a "Transaction") occurring at any time, each share of Series B Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Non-Voting Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Non-Voting Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such Transaction. In case securities or property other than Non-Voting Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 8 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

               (h) Notice of Record Date. In case at any time or from time to time (i) the Corporation shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or (ii) there shall be any capital reorganization or reclassification of the Common Stock of the Corporation or consolidation or merger of the Corporation with or into another corporation, or any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then, in any one or more of said cases the Corporation shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holders of the Series B Preferred Stock at the addresses of each as shown on the books of the Corporation maintained by the Transfer Agent thereof of the date on which (A) a record shall be taken for such stock dividend, distribution or subscription rights or (B) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be; provided that, in the case of any Transaction to which clause (g) applies the Corporation shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

               (i) Conversion into Series A Preferred Stock. In addition to the other provisions of this Section 8, the holders of Series B Preferred Stock shall be entitled to convert their shares of Series B Preferred Stock into shares of Series A Preferred Stock under the identical terms, procedures and restrictions as a holder of shares of Non-Voting Common Stock may convert such shares into shares of Voting Common Stock, except that for purposes of this Certificate, the term "Regulated Stockholder" shall also include International Motor Cars Group II, LLC, Chase Equity Associates, L.P. or any other stockholder
(x) that is subject to the provisions of Regulation Y and (y) that holds shares of Common Stock or Preferred Stock of the Corporation.

               SECTION 9.      REPORTS AS TO ADJUSTMENTS.

               Upon any adjustment of the Conversion Price then in effect and any increase or decrease in the number of shares of Non-Voting Common Stock issuable upon the operation of the conversion provisions set forth in Section 8, then, and in each such case, the Corporation shall promptly deliver to the Transfer Agent of the Series B Preferred Stock and Non-Voting Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Conversion Price then in effect following such adjustment and the increased or decreased number of shares issuable upon a conversion following such adjustment, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to holders of the Series B Preferred Stock may be given in advance and included as part of the notice required under the provisions of
Section 8(h).

               SECTION 10.     CERTAIN COVENANTS.

               Any registered holder of Series B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               SECTION 11.     DEFINITIONS.

               For the purpose of this Certificate of Designation of Series B Convertible Preferred Stock, the following terms shall have the meanings indicated:

               "Board of Directors" shall mean the board of directors of the Corporation.

              "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the States of New York are authorized or obligated by law or executive order to close.

               "Closing Date" shall mean the date on which the closing of the transactions contemplated by the Securities Purchase Agreement occurred.

               "Commission" shall mean the Securities and Exchange Commission.

               "Conversion Date" shall have the meaning as set forth in Section 8(b) hereof.

               "Conversion Price" shall mean the Initial Conversion Price, subject to adjustment as provided in Section 8.

               "Current Market Price," when used with reference to shares of Common Stock or other securities on any date, shall mean the closing sale price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing sale prices per share of Common Stock or such other securities for such period. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the closing sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading. The closing price for each day shall be the closing sale price in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the closing sale price as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm acceptable to holders of a majority of the shares of Series B Preferred Stock, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

               "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the average of the Current Market Prices of such shares of securities for each day of the Adjustment Period. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof.

               "Indenture" shall mean the Indenture, dated as of July 23, 1997, between United Auto Group, Inc., the Guarantors Party thereto and the Bank of New York, as Trustee and the Indenture, dated as of September 16, 1997, between United Auto Group, Inc., the Guarantors Party thereto and the Bank of New York, as Trustee.

               "Initial Closing" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

               "Initial Conversion Price" shall have the meaning as set forth in
        Section 8(e) hereof.

               "Junior Stock" shall mean any capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock.

               "Liquidation Preference" with respect to a share of Series B Preferred Stock shall mean $9,000.00 (which amount shall be increased to $10,000.00 at the Second Closing, or such other economically equivalent amount reflecting any adjustment to the Liquidation Preference between the Initial Closing and the Second Closing) (as adjusted for any stock dividends, combinations or splits with respect to such share), plus an amount equal to all accrued but unpaid dividends (whether or not declared) on such share.

               "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, fully diluted shares of Common Stock (calculated as prescribed by generally accepted accounting principles), except shares then owned or held by or for the account of the Company or any subsidiary thereof.

               "Parity Stock" shall mean any capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock.

               "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

               "Second Closing" shall have the meaning ascribed to such term in the Securities Purchase Agreement.

               "Securities Purchase Agreement" shall mean the securities purchase agreement, dated as of April 12, 1999, between the Corporation and International Motor Cars Group I, L.L.C. and International Motor Cars Group II, L.L.C.

               "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

               IN WITNESS WHEREOF, the officers named below, acting for and on behalf of United Auto Group, Inc., have hereunto subscribed their names on this 30th day of April, 1999.


                                            UNITED AUTO GROUP, INC.


                                            By: /s/ James Davidson
                                               --------------------------------
                                               Name:  James Davidson
                                               Title: Executive Vice President

Attest:

By: /s/ Tambra S. King
   -------------------------------
    Name:
    Title:

                                                                      EXHIBIT F













                                     WARRANT

                      To Purchase Shares of Common Stock of

                             UNITED AUTO GROUP, INC.





                                  Warrant No. 1
                 No. of Shares of Voting Common Stock: 3,898,665

                                TABLE OF CONTENTS


 1.     DEFINITIONS..........................................................................2

 2.     EXERCISE OF WARRANT..................................................................5
        2.1.   Manner of Exercise............................................................5
        2.2.   Payment of Taxes..............................................................6
        2.3.   Fractional Shares.............................................................6

 3.     TRANSFER, DIVISION AND COMBINATION...................................................6
        3.1.   Transfer......................................................................6
        3.2.   Division and Combination......................................................6
        3.3.   Expenses......................................................................6
        3.4.   Maintenance of Books..........................................................7

 4.     ADJUSTMENTS..........................................................................7
        4.1.   Stock Dividends, Subdivisions and Combinations................................7
        4.2.   Issuance of Additional Shares of Common Stock.................................7
        4.3.   Other Provisions Applicable to Adjustments under Sections 4.1 and 4.2.........8
        4.4.   Adjustment for Reclassification and Reorganization............................9
        4.5.   Notice of Record Date.........................................................9

 5.     REPORTS AS TO ADJUSTMENTS............................................................9

 6.     RIGHTS OF HOLDERS...................................................................10
        6.1.   No Impairment................................................................10
        6.2.   Registration Rights..........................................................10

 7.     RESERVATION AND AUTHORIZATION OF COMMON STOCK;
        REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
        AUTHORITY...........................................................................10

 8.     TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..................................11

 9.     RESTRICTIONS ON TRANSFERABILITY.....................................................11

 10.    LOSS OR MUTILATION..................................................................11

 11.    LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER...................................11

 12.    MISCELLANEOUS.......................................................................11
        12.1.  Nonwaiver and Expenses.......................................................11
        12.2.  Notice Generally.............................................................12
        12.3.  Remedies.....................................................................12
        12.4.  Successors and Assigns.......................................................12
        12.5.  Amendment....................................................................12



                                       (i)


        12.6.  Severability.................................................................13
        12.7.  Headings.....................................................................13
        12.8.  Securities Purchase Agreement................................................13
        12.9.  Governing Law................................................................13


EXHIBITS

      Exhibit A..........................................................................A-1
      Exhibit B..........................................................................B-1











                                      (ii)

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY WERE ISSUED PURSUANT TO, AND THE HOLDER HEREOF IS ENTITLED TO CERTAIN RIGHTS AND SUBJECT TO CERTAIN OBLIGATIONS CONTAINED IN, A SECURITIES PURCHASE AGREEMENT DATED AS OF APRIL 12, 1999, AND A STOCKHOLDERS AGREEMENT DATED AS OF ______, 1999, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF, AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.

No. of Shares of Voting Common Stock:  3,898,665                  Warrant No. 1

                                     WARRANT

                  To Purchase Shares of Voting Common Stock of

                             UNITED AUTO GROUP, INC.

THIS IS TO CERTIFY THAT International Motor Cars Group I, L.L.C. ("PCP"), or its registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from United Auto Group, Inc., a Delaware corporation (the "Company"), 3,898,665 shares of Voting Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at the Current Warrant Price (as hereinafter defined), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

 1.     DEFINITIONS

               As used in this Warrant, the following terms have the respective meanings set forth below:

               "Additional Shares" shall have the meaning set forth in Section 4.2.

               "Adjustment Price" shall have the meaning set forth in Section
4.2.

               "Board of Directors" shall mean the board of directors of the Company.

               "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

               "Common Stock" shall mean the Voting Common Stock and the Non-Voting Common Stock.

               "Company" shall have the meaning set forth in the preamble.

               "Current Market Price" when used with reference to shares of Common Stock or other securities on any date, shall mean the closing sale price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing sale prices per share of Common Stock or such other securities for such period. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the closing sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading. The closing price for each day shall be the closing sale price in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the closing sale price as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Company based on an opinion of an independent investment banking firm acceptable to the Majority Holders, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

               "Current Warrant Price" shall mean, as at any date, the price at which a share of Voting Common Stock may be purchased pursuant to this Warrant on such date, which price shall equal the Initial Warrant Price, as adjusted from time to time as provided herein; provided, that for the period following [the 30 month anniversary of the Issue Date], the Current Warrant Price shall be readjusted taking into consideration the change in the Initial Warrant Price in effect for such period.

               "Expiration Date" shall mean the fifth anniversary of the Closing Date.

               "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Company or any other issuer which are publicly traded, the Current Market Price of such shares of securities. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof and acceptable to the Majority Holders.

               "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

               "Holder" shall mean, as at any date, the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

               "Initial Warrant Price" shall mean the price at which a share of Voting Common Stock may initially be purchased pursuant to this Warrant, which price shall equal (i) $12.50 for the period up to and including _________ __, 2001 [30 months from Issue Date] and (ii) $15.50 thereafter.

               "Issue Date" shall mean _________ __, 1999 [Date of Warrant issuance].

               "Majority Holders" shall mean the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

               "Non-Voting Common Stock" shall mean the non-voting Common Stock, $0.0001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Non-Voting Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Non-Voting Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Non-Voting Common Stock in the circumstances contemplated by Section 4.5.

               "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, fully diluted shares of Common Stock (calculated as prescribed by GAAP) outstanding on such date, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares

(i) issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock and (ii) issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock.

               "PCP" shall have the meaning set forth in the preamble.

               "Permitted Issuances" shall mean the issuance or reissuance of
(a) any shares of Common Stock or rights, warrants or other securities convertible into shares of Common Stock (whether treasury shares or newly issued shares) (i) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the Outstanding shares of Common Stock requiring an adjustment in the Current Warrant Price pursuant to Section 4.1;
(ii) pursuant to any restricted stock or stock option plan or program of the Company involving the grant of options or rights to acquire Common Stock to directors, officers and employees of the Company and its subsidiaries so long as the granting of such options or rights has been approved by the full Board of Directors or a committee of the Board of Directors on which directors designated by the Majority Holders constitute a majority of the members; (iii) pursuant to any option, warrant, right, or convertible security outstanding as of the date hereof, or (b) the Preferred Stock, Warrants and any shares of Common Stock issuable upon conversion or exercise thereof.

               "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

               "Preferred Stock" shall mean the Company's Series A Convertible Preferred Stock, par value $0.0001 per share.

               "Registration Rights Agreement" shall mean the registration rights agreement, dated as of the Closing Date, between the Company and PCP.

               "Securities Purchase Agreement" shall mean the securities purchase agreement, dated as of April 12, 1999, between the Company and PCP.

               "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

               "Transaction" shall have the meaning set forth in Section 4.4.

               "Voting Common Stock" shall mean the voting Common Stock, $0.0001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Voting Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Voting Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Voting Common Stock in the circumstances contemplated by Section 4.5.

               "Warrants" shall mean this Warrant (as adjusted pursuant to Section 4) and all warrants issuable upon transfer, division or combination of, or in substitution for, any of the foregoing. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Voting Common Stock for which they may be exercised.

               "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

               "Warrant Stock" shall mean the shares of Voting Common Stock purchased by the holders of the Warrants upon the exercise thereof.

 2.     EXERCISE OF WARRANT

              2.1. Manner of Exercise. (a) At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock.

               (b) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at its address set forth in Section 12.2 of this Agreement, as such address may be changed pursuant to such Section: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Voting Common Stock to be purchased; (ii) payment of the Warrant Price; and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder.

               (c) As promptly as practicable, and in no event later than five Business Days after the receipt of the items specified in paragraph (b) of this
Section 2.1, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Voting Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Voting Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

               (d) Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check or (ii) wire transfer of immediately available funds.

              2.2. Payment of Taxes. All shares of Voting Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses of the Company in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof to Holder; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable with respect to any secondary transfer of the Warrant or the Warrant Stock.

              2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Voting Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise. If the Warrant shall be exercised for more than one share of Warrant Stock, the number of full shares of Warrant Stock shall be computed on the basis of the total number of shares to be issued in connection with such exercise.

 3.     TRANSFER, DIVISION AND COMBINATION

              3.1. Transfer. Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new Holder for the purchase of shares of Voting Common Stock without having a new Warrant issued.

              3.2. Division and Combination. This Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

              3.3. Expenses. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3.

              3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.     ADJUSTMENTS

               The number of shares of Voting Common Stock for which this Warrant is exercisable and/or the Current Warrant Price shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice, in accordance with Section 5, of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

              4.1. Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time or from time to time:

               (a) pay a dividend or make a distribution on the Outstanding shares of Common Stock in shares of Common Stock, or

               (b) subdivide the Outstanding shares of Common Stock, or

               (c) combine the Outstanding shares of Common Stock into a smaller number of shares, or

               (d) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company,

then, and in each such case, (i) the number of shares of Voting Common Stock for which this Warrant is exercisable immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted to equal the number of shares of Voting Common Stock or other securities of the Company which a record holder of the same number of shares of Voting Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would have owned or have been entitled to receive after the happening of any of the events described above, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Voting Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Voting Common Stock or other securities for which this Warrant is exercisable immediately after such adjustment. Any adjustments made pursuant to this Section 4.1 shall become effective (x) in the case of any such dividend or distribution, on the date of such dividend or distribution retroactive to immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this Section 4.1 in connection with any transaction to which
Section 4.4 applies.

              4.2. Issuance of Additional Shares of Common Stock. In case (except for Permitted Issuances) the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) (collectively, "Additional Shares") after the Closing Date at a price per share (or having a conversion price per share) less than the Current Warrant Price as of the date of issuance of such shares (or, in the case of convertible or exchangeable securities, less than the Current Warrant Price as of the date of issuance of the rights, warrants or other securities in respect of which shares of Common Stock were issued), then, and in each such case, (i) the Current Warrant Price shall be reduced to an amount determined by multiplying (X) the Current Warrant Price in effect on the day immediately prior to such date by (Y) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such sale or issue multiplied by the then applicable Current Warrant Price (the "Adjustment Price") and (2) the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into or for which the rights, warrants or other convertible securities may convert or be exercisable), and the denominator of which shall be the sum of (x) the total number of shares of Common Stock Outstanding immediately prior to such sale or issue and (y) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted or exercised), multiplied by the Adjustment Price; and (ii) the number of shares of Voting Common Stock for which this Warrant is exercisable shall be adjusted to equal (A) the product obtained by (1) multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Voting Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, divided by (2) the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above. An adjustment made pursuant to this Section 4.2 shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this Section 4.2, the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock, rights, warrants and convertible securities plus the aggregate amount (as determined on the date of issuance), if any, payable upon exercise or conversion of any such rights, warrants and convertible securities into shares of Common Stock. If, subsequent to the date of issuance of such right, warrants or other convertible securities, the exercise or conversion price thereof is reduced, such aggregate amount shall be recalculated and the Current Warrant Price and the number of shares of Voting Common Stock for which this Warrant is exercisable shall be adjusted retroactively to give effect to such reduction. On the expiration of any such option or the termination of any such right to convert or exchange any securities, the Current Warrant Price and the number of shares of Voting Common Stock for which this Warrant is exercisable shall be adjusted to such amounts which would have been in effect at the time of such expiration or termination (but taking into account other adjustments made following the time of issuance of such options or securities) had such option or security, to the extent outstanding immediately prior to such expiration or termination, never been issued. If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the Fair Market Value of such other securities. No adjustment shall be made pursuant to this Section 4.2 in connection with any transaction to which Section 4.4 applies.

              4.3. Other Provisions Applicable to Adjustments under Sections 4.1 and 4.2. The following provisions shall be applicable to the making of adjustments of the number of shares of Voting Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in Sections
4.1 and 4.2.

               (a) The term "dividend" shall mean a dividend or other distribution upon the capital stock of the Company.

               (b) The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under Sections 4.1 or 4.2.

               (c) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the Warrant or in the Current Warrant Price then in effect shall be required by reason of the taking of such record.

              4.4. Adjustment for Reclassification and Reorganization. In the case of any consolidation or merger of the Company with or into another corporation (a "Transaction") occurring at any time, this Warrant shall thereafter be exercisable for, in lieu of the Voting Common Stock issuable upon such exercise prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Voting Common Stock for which the Warrant was exercisable immediately prior to such Transaction. In case securities or property other than Voting Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 4 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

              4.5. Notice of Record Date. In case at any time or from time to time (i) the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or (ii) there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases the Company shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to Holder at the addresses shown on the books of the Company maintained by the transfer agent thereof of the date on which (A) a record shall be taken for such stock dividend, distribution or subscription rights or (B) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be; provided that, in the case of any Transaction to which Section 4.4 applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

5.     REPORTS AS TO ADJUSTMENTS

               Upon any adjustment of the number of shares of Voting Common Stock for which this Warrant is exercisable or the Current Warrant Price then in effect, then, and in each such case, the Company shall promptly deliver to Holder a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Voting Common Stock for which this Warrant is exercisable and the Current Warrant Price then in effect following such adjustment, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to Holder may be given in advance and included as part of the notice required under the provisions of Section 4.5.

 6.     RIGHTS OF HOLDERS

              6.1. No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value of the per share of Common Stock, (c) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Voting Common Stock upon the exercise of this Warrant, and (d) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

               6.2. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

               From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Voting Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Voting Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

 8.     TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

               In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

 9.     RESTRICTIONS ON TRANSFERABILITY

               Subject to the terms of the Stockholders Agreement and applicable securities laws, the Warrants and the Warrant Stock are fully transferable; provided, however, that each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with the legend required by Section 8.4 of the Securities Purchase Agreement.

 10.    LOSS OR MUTILATION

               Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

 11.    LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER

               No provision hereof, in the absence of affirmative action by Holder to purchase shares of Voting Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Voting Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Nothing contained in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company prior to the issuance of the Warrant Stock.

 12.    MISCELLANEOUS

              12.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this

Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

              12.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

               (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

               (b)    If to the Company at

                      375 Park Avenue
                      New York, New York  10152
                      Attention:  General Counsel

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail.

              12.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

              12.4. Successors and Assigns. Subject to the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns (including any transferee of any Holder) of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

              12.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders; provided, that no such Warrant may be modified or amended to reduce the number of shares of Voting Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

              12.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

              12.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

              12.8. Securities Purchase Agreement. Any purchase effected pursuant to Section 7.2 of the Securities Purchase Agreement by the Purchaser (as defined in the Securities Purchase Agreement) or the Company shall apply to all Warrants and Warrant Stock whether or not the holder thereof is the Purchaser.

              12.9. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section
12.2 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  ___________ __, 1999

                                            UNITED AUTO GROUP, INC.



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

Agreed to and accepted:

INTERNATIONAL MOTOR CARS
  GROUP I, L.L.C.

By:
   ------------------------------
   Name:
   Title:

                                    EXHIBIT A

                                  EXERCISE FORM

                 [To be executed only upon exercise of Warrant]

                      Net Issue Exercise _____No ______Yes

               The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Voting Common Stock of United Auto Group, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Voting Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ___________________________________________ whose address is
_______________________________________ and, if such shares of Voting Common
Stock shall not include all of the shares of Voting Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Voting Common Stock issuable hereunder be delivered to the undersigned.

                                            -----------------------------------
                                            (Name of Registered Owner)


                                            -----------------------------------
                                            (Signature of Registered Owner)


                                            -----------------------------------
                                            (Street Address)


                                            -----------------------------------
                                            (City)   (State)         (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

               FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Voting Common Stock set forth below:

Name and Address of Assignee               No. of Shares of Voting Common Stock
----------------------------               ------------------------------------









and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer on the books of United Auto Group, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:_______________                       Print Name:________________________

                                            Signature:_________________________

                                            Witness:___________________________




NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                      EXHIBIT G











                                     WARRANT

                To Purchase Shares of Non-Voting Common Stock of

                             UNITED AUTO GROUP, INC.









                                  Warrant No. 2
               No. of Shares of Non-Voting Common Stock: 1,101,335

                                TABLE OF CONTENTS

                                                                                          Page
1. DEFINITIONS...............................................................................2
2. EXERCISE OF WARRANT.......................................................................5
      2.1 Manner of Exercise.................................................................5
      2.2 Payment of Taxes...................................................................6
      2.3. Fractional Shares.................................................................6
3. TRANSFER, DIVISION AND COMBINATION........................................................6
      3.1 Transfer...........................................................................6
      3.2 Division and Combination...........................................................6
      3.3 Expenses...........................................................................6
      3.4. Maintenance of Books..............................................................7
4. ADJUSTMENTS...............................................................................7
      4.1 Stock Dividends, Subdivisions and Combinations.....................................7
      4.2.Issuance of Additional Shares of Common Stock......................................7
      4.3. Other Provisions Applicable to Adjustments under Sections 4.1 and 4.2.............9
      4.4. Adjustment for Reclassification and Reorganization................................9
      4.5. Notice of Record Date.............................................................9
5. REPORTS AS TO ADJUSTMENTS................................................................10
6. RIGHTS OF HOLDERS........................................................................10
      6.1 No Impairment.....................................................................10
      6. 2. Registration Rights.............................................................11
7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY
      GOVERNMENTAL AUTHORITY................................................................11
8. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.......................................11
9. RESTRICTIONS ON TRANSFERABILITY..........................................................11
10. LOSS OR MUTILATION......................................................................11
11. LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER.......................................12
12. MISCELLANEOUS...........................................................................12
      12.1. Nonwaiver and Expenses..........................................................12
      12.2. Notice Generally................................................................12
      12.3. Remedies........................................................................13
      12.4. Successors and Assigns..........................................................13
      12.5. Amendment.......................................................................13
      12.6. Severability....................................................................13
      12.7. Headings........................................................................13
      12.8. Securities Purchase Agreement...................................................13


                                       -i-



      12. 9. Governing Law..................................................................13

EXHIBITS

        Exhibit A.........................................................................A-1
        Exhibit B.........................................................................B-2


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS. THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY WERE ISSUED PURSUANT TO, AND THE HOLDER HEREOF IS ENTITLED TO CERTAIN RIGHTS AND SUBJECT TO CERTAIN OBLIGATIONS CONTAINED IN, A SECURITIES PURCHASE AGREEMENT DATED AS OF APRIL 12, 1999, AND A STOCKHOLDERS AGREEMENT DATED AS OF ______, 1999, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF, AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.

No. of Shares of Non-Voting Common Stock:  1,101,335              Warrant No. 2

                                     WARRANT


                To Purchase Shares of Non-Voting Common Stock of


                             UNITED AUTO GROUP, INC.


THIS IS TO CERTIFY THAT International Motor Cars Group II, L.L.C. ("PCP"), or its registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from United Auto Group, Inc., a Delaware corporation (the "Company"), 1,101,335 shares of Non-Voting Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at the Current Warrant Price (as hereinafter defined), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.     DEFINITIONS

               As used in this Warrant, the following terms have the respective meanings set forth below:

               "Additional Shares" shall have the meaning set forth in Section 4.2.

               "Adjustment Price" shall have the meaning set forth in Section
4.2.

               "Board of Directors" shall mean the board of directors of the Company.

               "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

               "Common Stock" shall mean the Voting Common Stock and the Non-Voting Common Stock

               "Company" shall have the meaning set forth in the preamble.

               "Current Market Price" when used with reference to shares of Common Stock or other securities on any date, shall mean the closing sale price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing sale prices per share of Common Stock or such other securities for such period. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the closing sale price, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading. The closing price for each day shall be the closing sale price in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the closing sale price as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the Common Stock or such other securities are not publicly held or so listed or publicly traded, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Company based on an opinion of an independent investment banking firm acceptable to the Majority Holders, which opinion may be based on such assumptions as such firm shall deem to be necessary and appropriate.

               "Current Warrant Price" shall mean, as at any date, the price at which a share of Non-Voting Common Stock may be purchased pursuant to this Warrant on such date, which price shall equal the Initial Warrant Price, as adjusted from time to time as provided herein; provided, that for the period following [the 30 month anniversary of the Issue Date], the Current Warrant Price shall be readjusted taking into consideration the change in the Initial Warrant Price in effect for such period.

               "Expiration Date" shall mean the fifth anniversary of the Closing Date.

               "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Company or any other issuer which are publicly traded, the Current Market Price of such shares of securities. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof and acceptable to the Majority Holders.

               "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

               "Holder" shall mean, as at any date, the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

               "Initial Warrant Price" shall mean the price at which a share of Non-Voting Common Stock may initially be purchased pursuant to this Warrant, which price shall equal (i) $12.50 for the period up to and including _________ __, 2001 [30 months from Issue Date] and (ii) $15.50 thereafter.

               "Issue Date" shall mean _________ __, 1999 [Date of Warrant issuance].

               "Majority Holders" shall mean the Holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

               "Non-Voting Common Stock" shall mean the non-voting Common Stock, $0.0001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Non-Voting Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Non-Voting Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Non-Voting Common Stock in the circumstances contemplated by Section 4.5.

               "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, fully diluted shares of Common Stock (calculated as prescribed by GAAP) outstanding on such date, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares

(i) issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock and (ii) issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock.

               "PCP" shall have the meaning set forth in the preamble.

               "Permitted Issuances" shall mean the issuance or reissuance of
(a) any shares of Common Stock or rights, warrants or other securities convertible into shares of Common Stock (whether treasury shares or newly issued shares) (i) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the Outstanding shares of Common Stock requiring an adjustment in the Current Warrant Price pursuant to Section 4.1;
(ii) pursuant to any restricted stock or stock option plan or program of the Company involving the grant of options or rights to acquire Common Stock to directors, officers and employees of the Company and its subsidiaries so long as the granting of such options or rights has been approved by the full Board of Directors or a committee of the Board of Directors on which directors designated by the Majority Holders constitute a majority of the members; (iii) pursuant to any option, warrant, right, or convertible security outstanding as of the date hereof, or (b) the Preferred Stock, Warrants and any shares of Common Stock issuable upon conversion or exercise thereof.

               "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

               "Preferred Stock" shall mean the Company's Series B Convertible Preferred Stock, par value $0.0001 per share.

               "Registration Rights Agreement" shall mean the registration rights agreement, dated as of the Closing Date, between the Company and PCP.

               "Securities Purchase Agreement" shall mean the securities purchase agreement, dated as of April 12, 1999, between the Company and PCP.

               "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

               "Transaction" shall have the meaning set forth in Section 4.4.

               "Voting Common Stock" shall mean the voting Common Stock, $0.0001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Voting Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Voting Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Voting Common Stock in the circumstances contemplated by Section 4.5.

               "Warrants" shall mean this Warrant (as adjusted pursuant to Section 4) and all warrants issuable upon transfer, division or combination of, or in substitution for, any of the foregoing. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Non-Voting Common Stock for which they may be exercised.

               "Warrant Price" shall mean an amount equal to (i) the number of shares of Non-Voting Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

               "Warrant Stock" shall mean the shares of Non-Voting Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.      EXERCISE OF WARRANT

               2.1. Manner of Exercise (a) At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock.

               (b) In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at its address set forth in Section 12.2 of this Agreement, as such address may be changed pursuant to such Section: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Non-Voting Common Stock to be purchased; (ii) payment of the Warrant Price; and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder.

               (c) As promptly as practicable, and in no event later than five Business Days after the receipt of the items specified in paragraph (b) of this
Section 2.1, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Non-Voting Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Non-Voting Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

               (d) Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check or (ii) wire transfer of immediately available funds.

               2.2. Payment of Taxes. All shares of Non-Voting Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses of the Company in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof to Holder; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable with respect to any secondary transfer of the Warrant or the Warrant Stock.

               2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Non-Voting Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise. If the Warrant shall be exercised for more than one share of Warrant Stock, the number of full shares of Warrant Stock shall be computed on the basis of the total number of shares to be issued in connection with such exercise.

3.      TRANSFER, DIVISION AND COMBINATION

               3.1. Transfer. Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new Holder for the purchase of shares of Non-Voting Common Stock without having a new Warrant issued.

               3.2. Division and Combination. This Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

               3.3. Expenses. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3.

               3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.      ADJUSTMENTS

               The number of shares of Non-Voting Common Stock for which this Warrant is exercisable and/or the Current Warrant Price shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice, in accordance with Section 5, of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

               4.1. Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time or from time to time:

               (a) pay a dividend or make a distribution on the Outstanding shares of Common Stock in shares of Common Stock, or

               (b) subdivide the Outstanding shares of Common Stock, or

               (c) combine the Outstanding shares of Common Stock into a smaller number of shares, or

               (d) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company,

then, and in each such case, (i) the number of shares of Non-Voting Common Stock for which this Warrant is exercisable immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted to equal the number of shares of Non-Voting Common Stock or other securities of the Company which a record holder of the same number of shares of Non-Voting Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would have owned or have been entitled to receive after the happening of any of the events described above, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Non-Voting Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Non-Voting Common Stock or other securities for which this Warrant is exercisable immediately after such adjustment. Any adjustments made pursuant to this Section 4.1 shall become effective (x) in the case of any such dividend or distribution, on the date of such dividend or distribution retroactive to immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective. No adjustment shall be made pursuant to this Section
4.1 in connection with any transaction to which Section 4.4 applies.

               4.2. Issuance of Additional Shares of Common Stock. In case (except for Permitted Issuances) the Company shall issue shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable for shares of Common Stock) (collectively, "Additional Shares") after the Closing Date at a price per share (or having a conversion price per share) less than the Current Warrant Price as of the date of issuance of such shares (or, in the case of convertible or exchangeable securities, less than the Current Warrant Price as of the date of issuance of the rights, warrants or other securities in respect of which shares of Common Stock were issued), then, and in each such case, (i) the Current Warrant Price shall be reduced to an amount determined by multiplying
(X) the Current Warrant Price in effect on the day immediately prior to such date by (Y) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such sale or issue multiplied by the then applicable Current Warrant Price (the "Adjustment Price") and (2) the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into or for which the rights, warrants or other convertible securities may convert or be exercisable), and the denominator of which shall be the sum of (x) the total number of shares of Common Stock Outstanding immediately prior to such sale or issue and (y) the number of Additional Shares issued (or into or for which the rights, warrants or convertible securities may be converted or exercised), multiplied by the Adjustment Price; and (ii) the number of shares of Non-Voting Common Stock for which this Warrant is exercisable shall be adjusted to equal (A) the product obtained by (1) multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Non-Voting Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, divided by (2) the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above. An adjustment made pursuant to this Section 4.2 shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively to the close of business on the date of such issuance. For purposes of this Section 4.2, the aggregate consideration receivable by the Company in connection with the issuance of shares of Common Stock or of rights, warrants or other securities convertible into shares of Common Stock shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such Common Stock, rights, warrants and convertible securities plus the aggregate amount (as determined on the date of issuance), if any, payable upon exercise or conversion of any such rights, warrants and convertible securities into shares of Common Stock. If, subsequent to the date of issuance of such right, warrants or other convertible securities, the exercise or conversion price thereof is reduced, such aggregate amount shall be recalculated and the Current Warrant Price and the number of shares of Non-Voting Common Stock for which this Warrant is exercisable shall be adjusted retroactively to give effect to such reduction. On the expiration of any such option or the termination of any such right to convert or exchange any securities, the Current Warrant Price and the number of shares of Non-Voting Common Stock for which this Warrant is exercisable shall be adjusted to such amounts which would have been in effect at the time of such expiration or termination (but taking into account other adjustments made following the time of issuance of such options or securities) had such option or security, to the extent outstanding immediately prior to such expiration or termination, never been issued. If Common Stock is sold as a unit with other securities, the aggregate consideration received for such Common Stock shall be deemed to be net of the Fair Market Value of such other securities. No adjustment shall be made pursuant to this Section 4.2 in connection with any transaction to which Section 4.4 applies.

               4.3. Other Provisions Applicable to Adjustments under Sections
4.1 and 4.2. The following provisions shall be applicable to the making of adjustments of the number of shares of Non-Voting Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in Sections
4.1 and 4.2.

               (a) The term "dividend" shall mean a dividend or other distribution upon the capital stock of the Company.

               (b) The certificate of any firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under Sections 4.1 or 4.2.

               (c) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of the Warrant or in the Current Warrant Price then in effect shall be required by reason of the taking of such record.

               4.4. Adjustment for Reclassification and Reorganization. In the case of any consolidation or merger of the Company with or into another corporation (a "Transaction") occurring at any time, this Warrant shall thereafter be exercisable for, in lieu of the Non-Voting Common Stock issuable upon such exercise prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Non-Voting Common Stock for which the Warrant was exercisable immediately prior to such Transaction. In case securities or property other than Non-Voting Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this Section 4 shall be deemed to apply, so far as appropriate and nearly as may be, to such other securities or property.

               4.5. Notice of Record Date. In case at any time or from time to time (i) the Company shall pay any stock dividend or make any other non-cash distribution to the holders of its Common Stock, or offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or (ii) there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases the Company shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to Holder at the addresses shown on the books of the Company maintained by the transfer agent thereof of the date on which (A) a record shall be taken for such stock dividend, distribution or subscription rights or (B) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be; provided that, in the case of any Transaction to which Section 4.4 applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

5.      REPORTS AS TO ADJUSTMENTS

               Upon any adjustment of the number of shares of Non-Voting Common Stock for which this Warrant is exercisable or the Current Warrant Price then in effect, then, and in each such case, the Company shall promptly deliver to Holder a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Non-Voting Common Stock for which this Warrant is exercisable and the Current Warrant Price then in effect following such adjustment, and shall set forth in reasonable detail the method of calculation of each and a brief statement of the facts requiring such adjustment. Where appropriate, such notice to Holder may be given in advance and included as part of the notice required under the provisions of Section 4.5.

6.      RIGHTS OF HOLDERS

               6.1. No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value of the per share of Common Stock, (c) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Non-Voting Common Stock upon the exercise of this Warrant, and (d) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

               6.2. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

               From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Non-Voting Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Non-Voting Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

8.      TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

               In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.      RESTRICTIONS ON TRANSFERABILITY

               Subject to the terms of the Stockholders Agreement and applicable securities laws, the Warrants and the Warrant Stock are fully transferable; provided, however, that each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with the legend required by Section 8.4 of the Securities Purchase Agreement.

10.     LOSS OR MUTILATION

               Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.     LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER

               No provision hereof, in the absence of affirmative action by Holder to purchase shares of Non-Voting Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Non-Voting Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. Nothing contained in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company prior to the issuance of the Warrant Stock.

12.     MISCELLANEOUS

               12.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

               12.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

               (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

               (b) If to the Company at

                   375 Park Avenue
                   New York, New York  10152
                   Attention:  General Counsel

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail.

               12.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               12.4. Successors and Assigns. Subject to the provisions of
Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns (including any transferee of any Holder) of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

               12.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders; provided, that no such Warrant may be modified or amended to reduce the number of shares of Non-Voting Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

               12.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

               12.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

               12.8. Securities Purchase Agreement. Any purchase effected pursuant to Section 7.2 of the Securities Purchase Agreement by the Purchaser (as defined in the Securities Purchase Agreement) or the Company shall apply to all Warrants and Warrant Stock whether or not the holder thereof is the Purchaser.

               12.9. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights and obligations of the parties hereto shall be governed by, the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in the County of New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in Section
12.2 hereof shall be effective service of process for any action or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  ___________ __, 1999

                                                   UNITED AUTO GROUP, INC.


                                                   By:
                                                      -------------------------
                                                      Name:
                                                      Title:

Agreed to and accepted:

INTERNATIONAL MOTOR CARS
 GROUP II, L.L.C


By:
   ----------------------------

   Name:
   Title:

                                    EXHIBIT A

                                  EXERCISE FORM

                 [To be executed only upon exercise of Warrant]

                      Net Issue Exercise _____No ______Yes

               The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Non-Voting Common Stock of United Auto Group, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Non-Voting Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________________________ whose address is _______________________________________ and, if such shares of Non-Voting Common
Stock shall not include all of the shares of Non-Voting Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Non-Voting Common Stock issuable hereunder be delivered to the undersigned.


                                             ----------------------------------
                                             (Name of Registered Owner)

                                             ----------------------------------
                                             (Signature of Registered Owner)

                                             ----------------------------------
                                             (Street Address)

                                             ----------------------------------
                                             (City)  (State)         (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

               FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Non-Voting Common Stock set forth below:

Name and Address of Assignee           No. of Shares of Non-Voting Common Stock
----------------------------           ----------------------------------------






and does hereby irrevocably constitute and appoint ____________________________ attorney-in-fact to register such transfer on the books of United Auto Group, Inc. maintained for the purpose, with full power of substitution in the premises.


Dated:_______________                       Print Name:________________________

                                            Signature:_________________________

                                            Witness:___________________________


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
UNITED AUTO GROUP, INC.

The undersigned hereby revokes all prior proxies and appoints       and       ,
and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Voting Common Stock, par value $0.0001 per share, of United Auto Group, Inc. which the undersigned is then
entitled to vote, at the Annual Meeting of Stockholders to be held on          ,
1999 at 10:00 a.m., local time, at the Ballroom of the Regency Hotel, 540 Park Avenue, New York, New York, and at any postponements or adjournments thereof, on any matter properly coming before the meeting and specifically the matters described on the reverse side hereof.

                                            Date: _______________________, 1999

                                            ___________________________________
                                               (Signature of Stockholder)

                                            ___________________________________
                                              (Signature of Stockholder)

                                            Note: Please sign your name exactly
                                            as it is shown at the left. When
                                            signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            corporate officer, please give your
                                            full title as such. Each joint owner
                                            is requested to sign.

PLEASE SIGN, DATE AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE PAID
ENVELOPE.                                      (continued on reverse side)

PLEASE MARK YOUR VOTES  AS INDICATED IN THIS EXAMPLE    [X]


CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE PROXY STATEMENT.

1. To elect one Class I director to serve until 2000, one Class II director to serve until 2001 and three Class III directors to serve until 2002.

        [ ] FOR ALL NOMINEES LISTED BELOW        [ ] WITHHOLD AUTHORITY
            (except as marked to the contrary)       (to vote for all nominees
            below)                                   listed)

Class I: Eustace W. Mita; Class II: Donald J. Hofmann; Class III: Roger S. Penske, James A. Hislop and Richard J. Peters.

(Instructions: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.)







2. To approve the Second Investment, which approval will be deemed to constitute the adoption of the Purchase Agreement and the approval of the Transactions.

                            [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

3. To approve the Certificate of Amendment.

                            [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE AND AT THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.